UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – June 30, 2012

Item 1: Reports to Shareholders

Semiannual Report | June 30, 2012

Vanguard Variable Insurance Fund

High Yield Bond Portfolio

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

> U.S. stocks generated strong returns for the six months ended June 30, 2012.

> International stocks struggled. In Europe, the ongoing debt negotiations led to poor stock market returns and unsettling volatility.

> Despite their modest yields, high-quality U.S. bonds produced reasonable returns as investors bid up prices.

Contents

Market Perspective	1
High Yield Bond Portfolio	2
Money Market Portfolio	16
Short-Term Investment-Grade Portfolio	31
Total Bond Market Index Portfolio	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

This report begins with a review of the market environment during the past six months, when an early rally in stocks gave way to volatility amid renewed concerns about Europe.

The half-year illustrated the wisdom of balance and diversification. U.S stocks soared in the first three months of the year, while the broad U.S. bond market barely advanced. In the second quarter, bonds provided solid returns that in a balanced portfolio would have cushioned the drop in stocks.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market holdings appropriate to your risk tolerance and long-term investment goals.

In case you missed our announcement last month, George U. “Gus” Sauter, managing director and chief investment officer of Vanguard, plans to retire at the end of 2012. It’s hard to overstate the contributions that Gus has made to

Vanguard in his 25-year career. We’re fortunate that Mortimer J. “Tim” Buckley, managing director, has agreed to succeed Gus. I’ll have more to say about Gus’s retirement at the end of the year.

Thank you for entrusting your assets to Vanguard.

F.William McNabb III
Chairman and Chief Executive Officer
July 13, 2012

U.S. stocks posted strong returns but Europe remained a trouble spot
U.S. stocks were the standout performerd for the six months ended June 30, returning about 9%. Domestic equities seemed to benefit from the perception that they offered some shelter from the storms roiling European markets. International stocks didn’t fare as well, returning about 3%. European stocks were the weakest performers. Returns for emerging markets and the developed markets of the Pacific region were restrained by signs of slowing growth.

Throughout the period, investors were preoccupied with Europe’s debt troubles, and global stock markets moved sharply up and down depending on whether the latest news from the region was positive or negative. Vanguard economists anticipate that Europe will remain a trouble spot. The most likely scenario is that it will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Investors’ appetite for Treasuries drove 10-year yield to a new low
Amid the turmoil in Europe, U.S. Treasury securities continued to benefit from a “flight to quality.” Investor demand nudged bond prices higher, and in early June, the yield on the 10-year U.S. Treasury note slipped below 1.5% for the first time. (Bond yields and prices move in opposite directions.)

The broad U.S. taxable bond market posted a return of about 2% for the half-year. Municipal bonds remained a bright spot, delivering a return of more than 3%.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns from money market funds and savings accounts.

Market Barometer
			Total Returns
		Periods Ended June 30, 2012
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.38%	4.37%	0.39%
Russell 2000 Index (Small-caps)	8.53	-2.08	0.54
Dow Jones US Total Stock Market Index	9.45	3.78	0.63
MSCI All Country World Index ex USA (International)	2.77	–14.57	–4.62

Bonds
Barclays U.S. Aggregate Bond Index (Broad Taxable Market)	2.37%	7.47%	6.79%
Barclays Municipal Bond Index	3.66	9.90	5.95
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.87

CPI
Consumer Price Index	1.69	1.66	1.95
1 Annualized.

1

Vanguard® High Yield Bond Portfolio

Investors favored risky assets, from stocks	The portfolio’s 30-day SEC yield, which	roughly the historical average and is a far
to high-yield bonds, during the first three	stood at 6.34% as of December 31, 2011,	cry from the double-digit default rates
months of 2012. Their appetite for risk then	declined to 5.62% as of June 30.	during the financial crisis.
diminished, as seen in the decline in stocks
and increased demand for “safe” assets	A quality portfolio in a particularly	Costs matter—and our findings show
such as U.S. Treasury securities, which	risky market	that investors are in agreement
reflected concerns about the global	Unlike many of its competitors, the	Vanguard research confirms that over the
economy. The high-yield bond market	High Yield Bond Portfolio focuses on	past decade investors have displayed a
continued to rally, although at a slower	the higher-quality portion of the high-yield,	healthy cost-consciousness, directing a
pace.	or “junk,” bond market. During periods	larger share of their money to low-cost
	when investors are backpedaling from	investments. (For more about this, see the
The High Yield Bond Portfolio returned	risk—as occurred during the latter half	paper Costs Matter: Are Fund Investors
6.75% for the six months ended June 30,	of the reporting period—the portfolio	Voting With Their Feet? at vanguard.com/
a few steps behind the return of its	tends to outpace its peers.	research.)
benchmark index but a bit ahead of the
average return of peer-group funds. The	The financial sector performed best during	In our view, investors are serving their
portfolio’s return was more than 4	the half-year, leading the industrial and	best interests by focusing on costs. The
percentage points ahead of that of the	utility sectors. A drag on results was the	math is simple: The less investors pay for
broad investment-grade bond market, as	portfolio’s allocation of a small portion of	an investment, the more of its return they
measured by the Barclays U.S. Aggregate	its assets to money market instruments,	may keep. And cost savings can com-
Bond Index.	which it typically holds for liquidity.	pound over the long term, potentially
helping investors build greater wealth.
Please note that the portfolio returns in	In the high-yield market, issuers are
Vanguard Variable Insurance Fund are	generally in solid financial shape. They	So if you’re feeling buffeted by the latest
different from those in the Vanguard	have been taking advantage of today’s	headlines, it can be constructive to direct
Variable Annuity (and other plans that	low interest rates to bolster their balance	your attention to one of the things you
invest in the fund), which take into	sheets by replacing older, higher-interest	can control: your investment costs. We
account insurance-related expenses.	debt with new debt. Default rates were	continue to believe that holding a balanced
	running at about 3% for the year, according	and diversified portfolio of low-cost
	to Moody’s Investors Service; this is	investments gives you a greater chance
of reaching your long-term financial goals.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard High Yield Bond Portfolio		6.75%
Barclays U.S. Corporate High Yield Bond Index		7.27
Variable Insurance High Current Yield Funds Average[1]		6.47

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Current Yield
	Portfolio	Funds Average
High Yield Bond Portfolio	0.29%	0.85%

1 Derived from data provided by Lipper Inc.

2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the portfolio’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

2

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
For the first six months of 2012, lower- quality bonds handily outperformed their higher-quality counterparts. Caa-rated bonds returned 9.3%, compared with a 6.8% return for Ba-rated and B-rated bonds. The spread of the high-yield market, as measured by the Barclays U.S. Corporate High Yield Index, narrowed from 699 basis points higher than Treasuries at the beginning of the year to 615 basis points higher as of June 30.

From the beginning of the year through the first week of July, issuers have raised $162 billion in the high-yield market, a continuation of the robust activity experienced in 2010 and 2011. Importantly, issuers continue to apply the majority of the proceeds to balance-sheet repair; about 60% went for debt repayment. Just 15% of the proceeds were used for creditor-unfriendly purposes: leveraged buyouts, share repurchases, or dividends. In the past, default cycles have typically followed several years of aggressive borrowing in which between 25% and 40% of proceeds were used for activities friendly to equity securities holders but not favorable to bondholders. In this context, the current restraint from excessive borrowing is a healthy sign for the market.

While gross supply has been robust, net supply has not. About $130 billion, or about 13% of the high-yield market, has been called, tendered, or otherwise retired year-to-date. Given the $162 billion of new issuance, net new supply is a scant $32 billion. This figure is dwarfed by increasing demand for the asset class, which includes mutual fund flows of $22 billion and coupon reinvestment of a $55 billion, assuming every dollar was reinvested. Further, there has been strong demand from insurers and other institutional investors.

The demand-to-net-supply imbalance has driven the market yield (as measured by yield-to-worst) down from 8.4% at year-end 2011 to 7.4% at the end of June, again near record lows and well below the 20-year average of 10.0%. As such, general market valuation appears to be moderately stretched. However, spread differences by rating agency category tell a more nuanced story. Caa-rated bonds carry a spread closest to their long-term average (975 basis points today, compared to a 20-year average of 925 basis points for a 50-basis-point difference), while Ba-rated bonds carry a 100-basis-point difference. The implication is that the market is underestimating the credit risks associated with the lowest-quality segment and paying too much for the incremental yield.

Fundamentally, higher-quality U.S. high-yield issuers are relatively healthy. Slow improvement in the broad economy has strengthened cash flows, and maturity profiles are manageable. Access to capital markets remains good for these issuers. Problems still exist, however, in the lower end of the quality spectrum, where many issuers—even this far into the recovery—have failed to refinance and appear unlikely to do so in the future. We anticipate heightened defaults and restructurings in this segment of the market over the intermediate term. Outside the United States, we are evaluating high-quality European corporate issuers that have cash-flow flexibility and sufficient access to capital markets to weather the sovereign crisis in Europe and the period of austerity to follow.

The portfolio’s successes
The portfolio benefited from its relative weightings in the financial and energy sectors and from positive credit selection in financials and metals.

The portfolio’s shortfalls
Cash holdings hurt relative performance for the six months. The portfolio was also restrained by its relative weighting in the home construction and cable sectors and by credit selection in gaming and technology.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these issuers have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry and also to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA
Vice President and Fixed Income
Portfolio Manager

Wellington Management Company, LLP

July 16, 2012

3

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of June 30, 2012

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	388	1,912	7,923
Yield[3]	5.6%	7.9%	2.0%
Yield to Maturity	5.9%[4]	7.9%	2.0%
Average Coupon	6.9%	8.2%	3.8%
Average Effective
Maturity	5.2 years	5.2 years	7.1 years
Average Duration	4.2 years	4.1 years	5.1 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	5.8%	—	—

Volatility Measures
Portfolio Versus			Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.96		0.00
Beta	0.86		0.10

Distribution by Maturity (% of portfolio)

Under 1 Year	9.7%
1–5 Years	32.4
5–10 Years	48.0
10–20 Years	4.2
20–30 Years	1.9
Over 30 Years	3.8

Sector Diversification (% of portfolio)

Basic Industry	7.9%
Capital Goods	8.1
Communication	17.7
Consumer Cyclical	10.5
Consumer Noncyclical	12.0
Energy	7.1
Finance	18.0
Technology	8.9
Transportation	1.3
Utilities	8.5

Distribution by Credit Quality (% of portfolio)

U.S. Government	0.0%
Aaa	0.0
Aa	0.0
A	0.0
Baa	6.6
Ba	49.3
B	39.3
Other	4.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. agency, and U.S. agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Corporate High Yield Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.29%.

4

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	9.01%	6.78%	–0.32%	7.71%	7.39%

1 Six months ended June 30, 2012.
See Financial Highlights for dividend and capital gains information.

5

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (91.3%)
Finance (15.3%)
	Banking (3.5%)
	Bank of America Corp.	6.000%	9/1/17	150	163
	Bank of America Corp.	5.750%	12/1/17	1,220	1,302
	Bank of America Corp.	5.650%	5/1/18	340	366
	Bank of America Corp.	5.625%	7/1/20	1,090	1,168
	Bank of America Corp.	5.875%	1/5/21	650	710
	Bank of America Corp.	5.000%	5/13/21	140	144
	BankAmerica Capital II	8.000%	12/15/26	1,350	1,377
1	Barclays Bank plc	6.050%	12/4/17	4,061	4,077
	Barclays Bank plc	5.140%	10/14/20	1,015	964
2	Citigroup Capital XXI	8.300%	12/21/57	1,380	1,381
1	LBG Capital No.1 plc	7.875%	11/1/20	2,385	2,146
1	Lloyds TSB Bank plc	6.500%	9/14/20	785	754
	Merrill Lynch & Co. Inc.	6.875%	11/15/18	500	560
	NB Capital Trust IV	8.250%	4/15/27	1,663	1,695

	Finance Companies (9.9%)
1	Air Lease Corp.	5.625%	4/1/17	3,535	3,473
	Ally Financial Inc.	8.300%	2/12/15	1,560	1,700
	Ally Financial Inc.	8.000%	3/15/20	2,950	3,407
	Ally Financial Inc.	7.500%	9/15/20	2,050	2,311
	Ally Financial Inc.	8.000%	11/1/31	1,000	1,165
1	CIT Group Inc.	7.000%	5/2/16	3,465	3,465
1	CIT Group Inc.	7.000%	5/2/17	1,705	1,701
	CIT Group Inc.	5.250%	3/15/18	1,715	1,767
1	CIT Group Inc.	6.625%	4/1/18	3,405	3,669
1	CIT Group Inc.	5.500%	2/15/19	1,815	1,870
	CIT Group Inc.	5.375%	5/15/20	3,560	3,622
	International Lease Finance Corp.	8.625%	9/15/15	845	936
	International Lease Finance Corp.	5.750%	5/15/16	530	538
1	International Lease Finance Corp.	6.750%	9/1/16	1,195	1,282
	International Lease Finance Corp.	8.750%	3/15/17	1,180	1,328
1	International Lease Finance Corp.	7.125%	9/1/18	1,775	1,970
	International Lease Finance Corp.	5.875%	4/1/19	945	947
	International Lease Finance Corp.	6.250%	5/15/19	885	905
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,730
	International Lease Finance Corp.	8.625%	1/15/22	900	1,046
1	Provident Funding Associates LP /
	PFG Finance Corp.	10.250%	4/15/17	1,300	1,355
	SLM Corp.	6.250%	1/25/16	2,180	2,281
	SLM Corp.	6.000%	1/25/17	560	578
	SLM Corp.	8.450%	6/15/18	1,100	1,234
	SLM Corp.	8.000%	3/25/20	1,675	1,831
	SLM Corp.	7.250%	1/25/22	615	641

	Insurance (1.7%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	2,740	2,877
1	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,576
[1,2]	MetLife Capital Trust IV	7.875%	12/15/67	1,390	1,529
[1,2]	MetLife Capital Trust X	9.250%	4/8/68	1,000	1,215
	Provident Cos. Inc.	7.000%	7/15/18	690	795
	Unum Group	7.375%	6/15/32	175	197

	Other Finance (0.2%)
	Lender Processing Services Inc.	8.125%	7/1/16	730	761
					72,509

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
Industrial (68.1%)
	Basic Industry (7.1%)
	Alpha Natural Resources Inc.	6.000%	6/1/19	436	373
	ArcelorMittal	4.500%	2/25/17	535	521
	ArcelorMittal	6.250%	2/25/22	495	481
	Arch Coal Inc.	8.750%	8/1/16	285	274
[3,4]	Arch Coal Inc. Bank Loan	5.750%	5/16/18	1,805	1,768
	Ashland Inc.	9.125%	6/1/17	690	761
	Cascades Inc.	7.750%	12/15/17	825	829
	Cascades Inc.	7.875%	1/15/20	250	249
	Celanese US Holdings LLC	6.625%	10/15/18	380	414
	Celanese US Holdings LLC	5.875%	6/15/21	305	327
	CF Industries Inc.	6.875%	5/1/18	580	690
	CF Industries Inc.	7.125%	5/1/20	760	923
	Chemtura Corp.	7.875%	9/1/18	305	321
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.250%	12/15/17	785	813
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.500%	12/15/19	375	388
	CONSOL Energy Inc.	8.000%	4/1/17	885	920
	CONSOL Energy Inc.	8.250%	4/1/20	950	1,002
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	1,475	1,497
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	280	281
1	FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	1,525	1,531
1	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	325	326
	Hexion US Finance Corp.	6.625%	4/15/20	975	1,002
	Hexion US Finance Corp. /
	Hexion Nova Scotia Finance ULC	8.875%	2/1/18	1,450	1,479
1	INEOS Finance plc	8.375%	2/15/19	965	994
1	INEOS Finance plc	7.500%	5/1/20	1,390	1,397
1	LyondellBasell Industries NV	5.000%	4/15/19	2,985	3,126
1	LyondellBasell Industries NV	6.000%	11/15/21	496	546
	Neenah Paper Inc.	7.375%	11/15/14	537	542
	Novelis Inc.	8.375%	12/15/17	1,120	1,198
	Novelis Inc.	8.750%	12/15/20	1,035	1,118
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,118
1	Peabody Energy Corp.	6.000%	11/15/18	1,080	1,077
1	Peabody Energy Corp.	6.250%	11/15/21	1,140	1,126
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,341
1	Vedanta Resources plc	8.750%	1/15/14	275	283
1	Vedanta Resources plc	9.500%	7/18/18	835	839
	Weyerhaeuser Co.	7.375%	10/1/19	570	676

	Capital Goods (7.5%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	455	481
1	Ashtead Capital Inc.	6.500%	7/15/22	285	285
	Ball Corp.	7.125%	9/1/16	105	114
	Ball Corp.	7.375%	9/1/19	145	160
	Ball Corp.	5.000%	3/15/22	740	770
	BE Aerospace Inc.	6.875%	10/1/20	1,090	1,204
	BE Aerospace Inc.	5.250%	4/1/22	961	985
1	Bombardier Inc.	7.500%	3/15/18	845	924
1	Bombardier Inc.	7.750%	3/15/20	850	950
1	Building Materials Corp. of America	6.875%	8/15/18	420	438
1	Building Materials Corp. of America	6.750%	5/1/21	1,445	1,532
	Case New Holland Inc.	7.750%	9/1/13	695	738
	Case New Holland Inc.	7.875%	12/1/17	2,660	3,059
1	Cemex Finance LLC	9.500%	12/14/16	2,225	2,166
1	CNH Capital LLC	6.250%	11/1/16	1,200	1,281

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Crown Americas LLC /
	Crown Americas Capital Corp. III	6.250%	2/1/21	1,100	1,199
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	2,999	3,141
1	Fibria Overseas Finance Ltd.	6.750%	3/3/21	300	300
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	791	827
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	1,050	1,089
	Masco Corp.	6.125%	10/3/16	465	498
	Masco Corp.	5.850%	3/15/17	278	292
	Masco Corp.	6.625%	4/15/18	105	109
	Masco Corp.	7.125%	3/15/20	1,722	1,907
	Masco Corp.	5.950%	3/15/22	590	611
	Masco Corp.	7.750%	8/1/29	420	436
	Masco Corp.	6.500%	8/15/32	120	115
	Owens Corning	9.000%	6/15/19	1,000	1,245
	Owens Corning	7.000%	12/1/36	160	172
1	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer
	Luxembourg SA	7.750%	10/15/16	1,975	2,084
1	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer
	Luxembourg SA	7.125%	4/15/19	1,905	1,991
1	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer
	Luxembourg SA	7.875%	8/15/19	245	265
1	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer
	Luxembourg SA	6.875%	2/15/21	480	500
	UR Merger Sub Corp.	10.875%	6/15/16	810	909
1	UR Merger Sub Corp.	5.750%	7/15/18	275	286
1	UR Merger Sub Corp.	7.375%	5/15/20	620	648
1	UR Merger Sub Corp.	7.625%	4/15/22	945	990
	Vulcan Materials Co.	6.400%	11/30/17	400	419
	Vulcan Materials Co.	7.000%	6/15/18	380	405
	Vulcan Materials Co.	7.500%	6/15/21	50	55
	Vulcan Materials Co.	7.150%	11/30/37	100	95

	Communication (16.0%)
	Belo Corp.	8.000%	11/15/16	250	274
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	7.250%	10/30/17	1,035	1,131
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	7.875%	4/30/18	1,045	1,139
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	7.000%	1/15/19	911	988
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	8.125%	4/30/20	1,156	1,295
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	6.500%	4/30/21	1,505	1,607
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	6.625%	1/31/22	1,300	1,391
1	Cequel Communications
	Holdings I LLC / Cequel Capital Corp.	8.625%	11/15/17	1,910	2,058
	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	245	266
	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	1,315	1,437
	Cricket Communications Inc.	7.750%	5/15/16	655	696
	Cricket Communications Inc.	7.750%	10/15/20	2,750	2,633
	CSC Holdings LLC	7.875%	2/15/18	1,090	1,221
	CSC Holdings LLC	7.625%	7/15/18	2,085	2,325
	CSC Holdings LLC	8.625%	2/15/19	895	1,031
1	CSC Holdings LLC	6.750%	11/15/21	690	731
1	DISH DBS Corp.	4.625%	7/15/17	270	272
	DISH DBS Corp.	7.875%	9/1/19	295	340
	DISH DBS Corp.	6.750%	6/1/21	3,630	3,929
1	DISH DBS Corp.	5.875%	7/15/22	525	532
1	eAccess Ltd.	8.250%	4/1/18	1,911	1,749
	Frontier Communications Corp.	8.250%	5/1/14	37	40
	Frontier Communications Corp.	7.875%	4/15/15	214	234

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	GCI Inc.	6.750%	6/1/21	1,466	1,415
	Hughes Satellite Systems Corp.	6.500%	6/15/19	1,602	1,706
	Hughes Satellite Systems Corp.	7.625%	6/15/21	580	629
1	Inmarsat Finance plc	7.375%	12/1/17	590	634
	Intelsat Jackson Holdings SA	7.250%	4/1/19	1,125	1,178
	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	526
1	Intelsat Jackson Holdings SA	7.250%	10/15/20	1,380	1,456
	Intelsat Jackson Holdings SA	7.250%	10/15/20	3,185	3,352
	Intelsat Jackson Holdings SA	7.500%	4/1/21	1,350	1,428
	Lamar Media Corp.	7.875%	4/15/18	305	334
1	Lamar Media Corp.	5.875%	2/1/22	485	498
	Liberty Interactive LLC	8.500%	7/15/29	405	415
	Liberty Interactive LLC	8.250%	2/1/30	1,310	1,343
	Mediacom Broadband LLC /
	Mediacom Broadband Corp.	8.500%	10/15/15	809	832
	MetroPCS Wireless Inc.	7.875%	9/1/18	1,485	1,546
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,175	2,142
1	National CineMedia LLC	6.000%	4/15/22	895	911
	Nielsen Finance LLC / Nielsen
	Finance Co.	7.750%	10/15/18	1,300	1,437
	NII Capital Corp.	7.625%	4/1/21	1,990	1,706
	Quebecor Media Inc.	7.750%	3/15/16	795	818
	Quebecor Media Inc.	7.750%	3/15/16	1,410	1,451
	SBA Telecommunications Inc.	8.000%	8/15/16	373	397
	SBA Telecommunications Inc.	8.250%	8/15/19	436	477
1	Sinclair Television Group Inc.	9.250%	11/1/17	1,075	1,187
1	Sprint Nextel Corp.	9.000%	11/15/18	2,760	3,098
1	Sprint Nextel Corp.	7.000%	3/1/20	3,900	4,066
1	UPCB Finance III Ltd.	6.625%	7/1/20	2,115	2,132
1	UPCB Finance V Ltd.	7.250%	11/15/21	1,170	1,192
1	UPCB Finance VI Ltd.	6.875%	1/15/22	1,701	1,678
	Videotron Ltee	9.125%	4/15/18	695	761
1	Videotron Ltee	5.000%	7/15/22	1,018	1,033
	Virgin Media Finance plc	5.250%	2/15/22	530	544
	Virgin Media Secured Finance plc	6.500%	1/15/18	700	762
1	Wind Acquisition Finance SA	11.750%	7/15/17	1,925	1,569
	Windstream Corp.	7.875%	11/1/17	1,180	1,295
	Windstream Corp.	8.125%	9/1/18	645	680
	Windstream Corp.	7.000%	3/15/19	250	253
	Windstream Corp.	7.750%	10/15/20	1,050	1,116
1	Zayo Escrow Corp.	8.125%	1/1/20	230	240
1	Zayo Escrow Corp.	10.125%	7/1/20	325	345

	Consumer Cyclical (9.8%)
	AMC Entertainment Inc.	8.000%	3/1/14	528	532
	AMC Entertainment Inc.	8.750%	6/1/19	1,750	1,877
	AutoNation Inc.	5.500%	2/1/20	455	464
[3,4]	Burger King Corp. Bank Loan	4.500%	10/19/16	921	915
1	Caesars Entertainment Operating
	Co. Inc.	8.500%	2/15/20	3,450	3,441
1	Carlson Wagonlit BV	6.875%	6/15/19	415	424
	Choice Hotels International Inc.	5.750%	7/1/22	205	215
	Cinemark USA Inc.	8.625%	6/15/19	265	293
	Delphi Corp.	5.875%	5/15/19	1,001	1,069
	Delphi Corp.	6.125%	5/15/21	730	796
	Dollar General Corp.	4.125%	7/15/17	295	299
	Ford Motor Co.	6.625%	10/1/28	277	319
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,170	1,277
	Hanesbrands Inc.	8.000%	12/15/16	610	672
	Hanesbrands Inc.	6.375%	12/15/20	1,086	1,146
	Host Hotels & Resorts LP	6.750%	6/1/16	360	370
	Host Hotels & Resorts LP	5.875%	6/15/19	870	948
	Host Hotels & Resorts LP	6.000%	11/1/20	1,475	1,611
	Limited Brands, Inc.	8.500%	6/15/19	140	164
	Limited Brands, Inc.	7.000%	5/1/20	580	641
	Limited Brands, Inc.	6.625%	4/1/21	1,180	1,292
	Limited Brands, Inc.	5.625%	2/15/22	525	541
	MGM Resorts International	10.375%	5/15/14	980	1,110
	MGM Resorts International	11.125%	11/15/17	515	578
	MGM Resorts International	9.000%	3/15/20	885	987
1	NAI Entertainment Holdings LLC	8.250%	12/15/17	165	182

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Neiman Marcus Group Inc.	10.375%	10/15/15	795	828
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,210	1,153
	PVH Corp.	7.375%	5/15/20	645	714
1	QVC Inc.	7.500%	10/1/19	1,899	2,098
1	QVC Inc.	5.125%	7/2/22	90	92
1	Realogy Corp.	7.625%	1/15/20	1,476	1,539
	Regal Cinemas Corp.	8.625%	7/15/19	1,450	1,599
	Rite Aid Corp.	9.750%	6/12/16	720	792
	Rite Aid Corp.	8.000%	8/15/20	750	847
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	750	913
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	751	815
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	640	669
	Service Corp. International	7.375%	10/1/14	275	301
	Service Corp. International	7.625%	10/1/18	940	1,067
	Service Corp. International	8.000%	11/15/21	1,225	1,406
	Tenneco Inc.	7.750%	8/15/18	230	250
	Tenneco Inc.	6.875%	12/15/20	775	837
1	TRW Automotive Inc.	7.000%	3/15/14	1,405	1,514
1	TRW Automotive Inc.	7.250%	3/15/17	1,487	1,699
	Wynn Las Vegas LLC / Wynn Las
	Vegas Capital Corp.	7.875%	11/1/17	1,000	1,092
	Wynn Las Vegas LLC / Wynn Las
	Vegas Capital Corp.	7.875%	5/1/20	410	450
	Wynn Las Vegas LLC / Wynn Las
	Vegas Capital Corp.	7.750%	8/15/20	2,175	2,392
1	Wynn Las Vegas LLC / Wynn Las
	Vegas Capital Corp.	5.375%	3/15/22	1,205	1,196

	Consumer Noncyclical (11.4%)
	ARAMARK Corp.	8.500%	2/1/15	2,485	2,544
1	ARAMARK Holdings Corp.	8.625%	5/1/16	680	696
[3,4]	Bausch & Lomb Inc. Bank Loan	5.250%	5/17/19	1,310	1,301
1	BFF International Ltd.	7.250%	1/28/20	1,525	1,731
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	355	391
	Biomet Inc.	10.000%	10/15/17	1,875	2,006
	Biomet Inc.	11.625%	10/15/17	480	518
	Constellation Brands Inc.	7.250%	9/1/16	1,780	2,016
	Constellation Brands Inc.	7.250%	5/15/17	730	827
	Constellation Brands Inc.	6.000%	5/1/22	370	396
	DaVita Inc.	6.375%	11/1/18	997	1,032
	DaVita Inc.	6.625%	11/1/20	1,015	1,053
[3,4]	Del Monte Foods Co. Bank Loan	4.500%	3/8/18	1,438	1,413
	Elan Finance PLC / Elan Finance Corp.	8.750%	10/15/16	665	725
1	Fresenius Medical Care US
	Finance II Inc.	5.625%	7/31/19	1,015	1,051
1	Fresenius Medical Care US
	Finance II Inc.	5.875%	1/31/22	420	436
1	Fresenius Medical Care US
	Finance Inc.	6.500%	9/15/18	165	178
1	Fresenius Medical Care US
	Finance Inc.	5.750%	2/15/21	1,170	1,220
1	Fresenius US Finance II Inc.	9.000%	7/15/15	795	910
	HCA Inc.	6.375%	1/15/15	1,390	1,473
	HCA Inc.	6.500%	2/15/16	490	524
	HCA Inc.	9.875%	2/15/17	1,075	1,177
	HCA Inc.	8.500%	4/15/19	2,315	2,587
	HCA Inc.	6.500%	2/15/20	3,965	4,302
	HCA Inc.	5.875%	3/15/22	845	881
	HCA Inc.	7.690%	6/15/25	130	125
1	Health Management Associates Inc.	7.375%	1/15/20	738	782
	HealthSouth Corp.	8.125%	2/15/20	195	214
	HealthSouth Corp.	7.750%	9/15/22	440	471
1	Hypermarcas SA	6.500%	4/20/21	1,870	1,817
1	IMS Health Inc.	12.500%	3/1/18	2,065	2,447
[3,4]	Ineos Holdings Ltd. Bank Loan	0.000%	4/16/18	1,325	1,295
	LifePoint Hospitals Inc.	6.625%	10/1/20	540	578
1	Mylan Inc.	6.000%	11/15/18	2,310	2,454
[3,4]	Quintiles Transnational Corp.
	Bank Loan	7.500%	2/28/17	425	426
1	STHI Holding Corp.	8.000%	3/15/18	495	521
	Tenet Healthcare Corp.	10.000%	5/1/18	762	871

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Tenet Healthcare Corp.	6.250%	11/1/18	1,075	1,110
	Tenet Healthcare Corp.	8.875%	7/1/19	1,105	1,235
	Tyson Foods Inc.	6.850%	4/1/16	975	1,114
1	Valeant Pharmaceuticals International	6.500%	7/15/16	735	764
1	Valeant Pharmaceuticals International	6.750%	10/1/17	400	409
1	Valeant Pharmaceuticals International	6.875%	12/1/18	725	750
1	Valeant Pharmaceuticals International	7.000%	10/1/20	935	923
1	Valeant Pharmaceuticals International	6.750%	8/15/21	1,611	1,535
	Warner Chilcott Co. LLC /
	Warner Chilcott Finance LLC	7.750%	9/15/18	2,643	2,821

	Energy (6.6%)
	Berry Petroleum Co.	6.375%	9/15/22	910	937
	Chesapeake Energy Corp.	6.625%	8/15/20	782	772
	Chesapeake Energy Corp.	6.875%	11/15/20	300	296
	Chesapeake Energy Corp.	6.125%	2/15/21	1,818	1,763
	Concho Resources Inc.	7.000%	1/15/21	417	446
	Concho Resources Inc.	6.500%	1/15/22	795	825
	Concho Resources Inc.	5.500%	10/1/22	2,480	2,449
1	Continental Resources Inc.	5.000%	9/15/22	1,170	1,188
	Denbury Resources Inc.	8.250%	2/15/20	523	573
	Denbury Resources Inc.	6.375%	8/15/21	330	342
	Encore Acquisition Co.	9.500%	5/1/16	1,055	1,154
1	EP Energy LLC / EP Energy Finance Inc.	6.875%	5/1/19	410	426
1	EP Energy LLC / EP Energy Finance Inc.	9.375%	5/1/20	1,947	2,018
1	Harvest Operations Corp.	6.875%	10/1/17	1,375	1,461
	Hornbeck Offshore Services Inc.	8.000%	9/1/17	510	549
1	Hornbeck Offshore Services Inc.	5.875%	4/1/20	995	988
	Newfield Exploration Co.	6.625%	4/15/16	660	677
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,683
	Newfield Exploration Co.	6.875%	2/1/20	425	451
	Newfield Exploration Co.	5.750%	1/30/22	720	752
	Newfield Exploration Co.	5.625%	7/1/24	775	791
1	Offshore Group Investments Ltd.	11.500%	8/1/15	350	378
	Offshore Group Investments Ltd.	11.500%	8/1/15	1,418	1,532
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	1,100
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	2,175
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,235	1,457
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	428
	Plains Exploration & Production Co.	6.625%	5/1/21	345	348
	Plains Exploration & Production Co.	6.750%	2/1/22	663	675
	Range Resources Corp.	7.500%	10/1/17	415	434
	Range Resources Corp.	6.750%	8/1/20	400	433
	Range Resources Corp.	5.750%	6/1/21	1,210	1,261
	Range Resources Corp.	5.000%	8/15/22	515	507

	Other Industrial (0.4%)
	Virgin Media Finance plc	9.500%	8/15/16	1,215	1,358
	Virgin Media Finance plc	8.375%	10/15/19	440	495

	Technology (8.1%)
	Brocade Communications Systems Inc.	6.625%	1/15/18	240	251
	Brocade Communications Systems Inc.	6.875%	1/15/20	356	385
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	1,170	1,267
[3,4]	CDW LLC / CDW Finance Corp.
	Bank Loan	4.000%	7/15/17	1,506	1,466
	Equinix Inc.	8.125%	3/1/18	915	1,013
	Equinix Inc.	7.000%	7/15/21	1,725	1,906
1	Fidelity National Information
	Services Inc.	7.625%	7/15/17	125	137
	Fidelity National Information
	Services Inc.	7.625%	7/15/17	480	526
	Fidelity National Information
	Services Inc.	7.875%	7/15/20	525	591
1	Fidelity National Information
	Services Inc.	5.000%	3/15/22	1,785	1,816
1	First Data Corp.	7.375%	6/15/19	2,125	2,168
1	First Data Corp.	8.875%	8/15/20	621	672
1	First Data Corp.	8.250%	1/15/21	1,160	1,157
[3,4]	First Data Corp. Bank Loan	4.245%	9/24/14	1,448	1,328
	Freescale Semiconductor Inc.	8.875%	12/15/14	266	272

8

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Freescale Semiconductor Inc.	10.125%	3/15/18	1,388	1,509
1	Freescale Semiconductor Inc.	9.250%	4/15/18	840	903
[3,4]	Freescale Semiconductor Inc.
	Bank Loan	4.489%	12/1/16	1,692	1,597
[3,4]	Freescale Semiconductor Inc.
	Bank Loan	6.000%	2/28/19	960	946
	Iron Mountain Inc.	7.750%	10/1/19	945	1,018
	Iron Mountain Inc.	8.000%	6/15/20	810	859
	Iron Mountain Inc.	8.375%	8/15/21	1,231	1,336
	Jabil Circuit Inc.	7.750%	7/15/16	310	353
	Jabil Circuit Inc.	8.250%	3/15/18	255	298
	Jabil Circuit Inc.	5.625%	12/15/20	285	301
1	Lawson Software Inc.	11.500%	7/15/18	895	1,011
1	Lawson Software Inc.	9.375%	4/1/19	905	964
[3,4]	Lawson Software Inc. Bank Loan	6.250%	4/5/18	405	406
	Seagate HDD Cayman	6.875%	5/1/20	1,730	1,860
	Seagate HDD Cayman	7.000%	11/1/21	570	617
	Seagate Technology HDD Holdings	6.800%	10/1/16	935	1,036
1	Seagate Technology International	10.000%	5/1/14	881	989
1	Sensata Technologies BV	6.500%	5/15/19	1,729	1,768
1	Sorenson Communications Inc.	10.500%	2/1/15	1,260	977
	SunGard Data Systems Inc.	10.250%	8/15/15	1,064	1,096
	SunGard Data Systems Inc.	7.375%	11/15/18	1,555	1,664
	SunGard Data Systems Inc.	7.625%	11/15/20	1,560	1,665

	Transportation (1.2%)
2	Continental Airlines 2007-1 Class B
	Pass Through Trust	6.903%	4/19/22	563	575
	Hertz Corp.	6.750%	4/15/19	2,600	2,685
	Hertz Corp.	7.375%	1/15/21	2,230	2,369
					322,482
Utilities (7.9%)
	Electric (4.4%)
	AES Corp.	7.750%	10/15/15	1,240	1,395
	AES Corp.	8.000%	10/15/17	1,255	1,428
	AES Corp.	8.000%	6/1/20	565	650
1	Calpine Corp.	7.250%	10/15/17	3,119	3,353
1	Calpine Corp.	7.500%	2/15/21	1,863	2,021
1	Calpine Corp.	7.875%	1/15/23	500	546
1	Dolphin Subsidiary II Inc.	6.500%	10/15/16	450	479
1	Dolphin Subsidiary II Inc.	7.250%	10/15/21	2,030	2,243
2	Homer City Funding LLC	8.734%	10/1/26	1,280	1,229
1	Intergen NV	9.000%	6/30/17	1,055	1,039
1	Ipalco Enterprises Inc.	7.250%	4/1/16	340	371
	Ipalco Enterprises Inc.	5.000%	5/1/18	370	372
2	Midwest Generation LLC	8.560%	1/2/16	208	199
	NRG Energy Inc.	7.375%	1/15/17	2,070	2,153
1	Puget Energy Inc.	5.625%	7/15/22	700	722
1	Texas Competitive Electric
	Holdings Co. LLC / TCEH Finance Inc.	11.500%	10/1/20	1,605	1,095
[3,4]	Texas Competitive Electric
	Holdings Co. LLC / TCEH Finance Inc.
	Bank Loan	4.741%	10/10/17	2,596	1,548

	Natural Gas (3.5%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	6.750%	5/20/20	715	728
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	7.000%	5/20/22	1,375	1,409
	El Paso LLC	7.000%	6/15/17	805	910
	El Paso LLC	7.250%	6/1/18	1,755	2,016

Face	Market
Maturity	Amount	Value •
Coupon	Date	($000)	($000)
El Paso LLC	6.500%	9/15/20	1,230	1,347
El Paso LLC	7.750%	1/15/32	740	840
Energy Transfer Equity LP	7.500%	10/15/20	2,165	2,381
Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,078	1,896
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	1,536	1,619
MarkWest Energy Partners LP /
MarkWest Energy Finance Corp.	6.500%	8/15/21	285	296
MarkWest Energy Partners LP /
MarkWest Energy Finance Corp.	6.250%	6/15/22	1,515	1,562
1	NGPL PipeCo LLC	7.119%	12/15/17	1,595	1,563
37,410
Total Corporate Bonds (Cost $410,773)	432,401

Shares
Preferred Stocks (1.7%)
Citigroup Capital XIII Pfd.	7.875%	153,750	4,197
GMAC Capital Trust I Pfd.	8.125%	52,200	1,255
Hartford Financial Services
Group Inc. Pfd.	7.875%	92,000	2,420
Total Preferred Stocks (Cost $7,501)	7,872
Other (0.0%)
*	MediaNews Group Inc.
Warrants Exp. 03/19/2017 (Cost $778)	2,084	—
Temporary Cash Investment (5.8%)

Face
Amount
($000)
Repurchase Agreement (5.8%)
Bank of America Securities, LLC
(Dated 6/29/12, Repurchase Value
$27,600,000, Collateralized by
Federal Home Loan Mortgage Corp.
4.500%, 6/1/42 and Federal National
Mortgage Assn., 4.000%–6.000%,
9/1/33–9/1/41) (Cost $27,600)	0.130%	7/2/12	27,600	27,600
Total Investments (98.8%) (Cost $446,652)	467,873
Other Assets and Liabilities (1.2%)
Other Assets	9,432
Liabilities	(3,587)
5,845
Net Assets (100%)
Applicable to 60,920,919 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	473,718
Net Asset Value Per Share	$7.78

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	460,854
Undistributed Net Investment Income	13,158
Accumulated Net Realized Losses	(21,515)
Unrealized Appreciation (Depreciation)	21,221
Net Assets	473,718

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate value of these securities was $154,248,000, representing 32.6% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At June 30, 2012, the aggregate value of these securities was $14,409,000, representing 3.0% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends	255
Interest	14,544
Total Income	14,799
Expenses
Investment Advisory Fees—Note B	133
The Vanguard Group—Note C
Management and Administrative	441
Marketing and Distribution	50
Custodian Fees	9
Shareholders’ Reports	8
Total Expenses	641
Net Investment Income	14,158
Realized Net Gain (Loss) on
Investment Securities Sold	3,456
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	10,045
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,659

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,158	24,760
Realized Net Gain (Loss)	3,456	5,664
Change in Unrealized Appreciation (Depreciation)	10,045	(6,323)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,659	24,101
Distributions
Net Investment Income	(24,876)	(24,938)
Realized Capital Gain	—	—
Total Distributions	(24,876)	(24,938)
Capital Share Transactions
Issued	86,105	111,974
Issued in Lieu of Cash Distributions	24,876	24,938
Redeemed	(37,183)	(93,704)
Net Increase (Decrease) from Capital Share Transactions	73,798	43,208
Total Increase (Decrease)	76,581	42,371
Net Assets
Beginning of Period	397,137	354,766
End of Period[1]	473,718	397,137

1 Net Assets—End of Period includes undistributed net investment income of $13,158,000 and $23,876,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard High Yield Bond Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.72	$7.78	$7.46	$5.91	$8.21	$8.63
Investment Operations
Net Investment Income	.248[1]	.516	.568	.543[1]	.580	.620
Net Realized and Unrealized Gain (Loss)
on Investments	.263	.004	.290	1.567	(2.260)	(.450)
Total from Investment Operations	.511	.520	.858	2.110	(1.680)	.170
Distributions
Dividends from Net Investment Income	(.451)	(.580)	(.538)	(.560)	(.620)	(.590)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.451)	(.580)	(.538)	(.560)	(.620)	(.590)
Net Asset Value, End of Period	$7.78	$7.72	$7.78	$7.46	$5.91	$8.21

Total Return	6.75%	6.93%	12.10%	38.85%	–21.95%	1.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$474	$397	$355	$316	$197	$253
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	6.42%	6.85%	7.54%	8.19%	8.23%	7.28%
Portfolio Turnover Rate	25%	37%	38%	40%	22%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2012, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $70,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

12

Vanguard High Yield Bond Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	432,401	—
Preferred Stocks	7,872	—	—
Temporary Cash Investments	—	27,600	—
Total	7,872	460,001	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2011, the portfolio had available capital loss carryforwards totaling $24,958,000 to offset future net capital gains of $14,412,000 through December 31, 2016, and $10,546,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2012; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2012, the cost of investment securities for tax purposes was $446,652,000. Net unrealized appreciation of investment securities for tax purposes was $21,221,000, consisting of unrealized gains of $25,158,000 on securities that had risen in value since their purchase and $3,937,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2012, the portfolio purchased $105,786,000 of investment securities and sold $49,839,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	11,004	14,668
Issued in Lieu of Cash Distributions	3,269	3,338
Redeemed	(4,779)	(12,159)
Net Increase (Decrease) in Shares Outstanding	9,494	5,847

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 73% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

13

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,067.50	$1.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.42	1.46

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, llp. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is backed by a well-tenured team of fixed income research analysts who conduct detailed fundamental analysis. The firm has provided high- quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. Wellington Management has advised the portfolio since its inception in 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

15

Vanguard® Money Market Portfolio

As the Federal Reserve continued to keep short-term interest rates at historic lows, the Money Market Portfolio provided a return of 0.07% for the six months ended June 30, 2012. This return, which typifies an era in which the federal funds rate remains targeted at between 0% and 0.25%, outpaced the portfolio’s benchmark index return of 0.03% and the peer-group average of 0.00%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

During the period, the portfolio maintained a net asset value of $1 per share, as is expected, but not guaranteed. On June 30, the portfolio’s 7-day SEC yield was 0.14%, the same as it was on December 31.

Maintaining a focus on quality and safety
Historically, investors in money market portfolios have gotten better returns, but that was before the Federal Reserve brought interest rates to historic lows in response to the 2008 financial crisis. Hoping to stimulate the economy, the central bank reduced rates from 5.25% in September 2007 to near zero at the end of 2008, and the return on short-term debt securities has remained unusually low ever since. The return is unlikely to increase any time soon; the Federal Open Market Committee, the Federal Reserve’s rate-setting body, decided in June that economic conditions warrant keeping the federal funds rate between 0% and 0.25% through late 2014.

The Money Market Portfolio invests in high-quality, highly liquid securities.

As of June 30, the portfolio had reduced its holdings in domestic commercial paper to 7.4%, down from 15.2% at the end of 2011, while increasing its weighting in certificates of deposit over the same period to 4.6% from 2.1%. Treasury bills and other short-term U.S. obligations continued to make up the bulk of the portfolio, accounting for 57.2% of assets as of June 30.

Most of the portfolio’s foreign investments were in U.S. dollar-denominated securities issued by Australian banks. During the period, the portfolio generally avoided owning securities from European countries that were under pressure from that continent’s debt crisis.

Continuing to play an important role

It’s important to remember that the Money Market Portfolio has continued both to provide investors with liquidity and to help them preserve their capital, despite the frustratingly low returns that typify the current interest rate environment. All of the portfolio’s holdings are from top-tier issuers, and every potential holding is thoroughly reviewed by our team of experienced credit analysts. We believe that the Money Market Portfolio, which remains committed to holding only the highest-quality investments, can serve as a useful part of a well-diversified portfolio that may include holdings in stock and bond funds.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.14%)		0.07%
Citigroup Three-Month U.S. Treasury Bill Index		0.03
Variable Insurance Money Market Funds Average[1]		0.00

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.18%	0.30%

1 Derived from data provided by Lipper Inc.

2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

16

Vanguard Money Market Portfolio

Portfolio Profile
As of June 30, 2012

Financial Attributes

Yield[1]	0.14%
Average Weighted Maturity	58 days
Expense Ratio[2]	0.18%

Sector Diversification[3] (% of portfolio)

Commercial Paper	7.4%
Certificates of Deposit	4.6
Repurchase Agreements	0.3
Treasury/Agency	57.2
Yankee/Foreign	24.3
Other	6.2

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. For Vanguard money market portfolios, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market portfolios. A First Tier security is one that is eligible for money market portfolios and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market portfolios and is not a First Tier security.

1 7-day SEC yield.
2 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

17

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2012, was 0.14%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	0.14%	1.29%	2.03%

1 Six months ended June 30, 2012.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

18

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations		(56.3%)
2	Fannie Mae Discount Notes	0.150%	7/16/12	5,285	5,285
2	Fannie Mae Discount Notes	0.130%–
		0.140%	7/18/12	3,000	3,000
2	Fannie Mae Discount Notes	0.140%	7/25/12	1,400	1,400
2	Fannie Mae Discount Notes	0.150%	9/4/12	3,000	2,999
2	Fannie Mae Discount Notes	0.160%	9/10/12	1,250	1,250
2	Fannie Mae Discount Notes	0.150%	9/26/12	5,000	4,998
2	Fannie Mae Discount Notes	0.140%	10/3/12	2,000	1,999
2	Fannie Mae Discount Notes	0.200%	10/31/12	483	483
3	Federal Home Loan Bank
	Discount Notes	0.150%	7/10/12	2,200	2,200
3	Federal Home Loan Bank
	Discount Notes	0.130%	7/19/12	951	951
3	Federal Home Loan Bank
	Discount Notes	0.130%	7/20/12	3,000	3,000
3	Federal Home Loan Bank
	Discount Notes	0.140%	7/25/12	4,000	4,000
3	Federal Home Loan Bank
	Discount Notes	0.130%	7/27/12	878	878
3	Federal Home Loan Bank
	Discount Notes	0.125%	8/1/12	7,546	7,545
3	Federal Home Loan Bank
	Discount Notes	0.140%	8/3/12	4,069	4,068
3	Federal Home Loan Bank
	Discount Notes	0.150%	8/10/12	3,000	2,999
3	Federal Home Loan Bank
	Discount Notes	0.120%	8/17/12	8,000	7,999
3	Federal Home Loan Bank
	Discount Notes	0.150%	8/20/12	4,500	4,499
3	Federal Home Loan Bank
	Discount Notes	0.160%	9/7/12	2,500	2,499
3	Federal Home Loan Bank
	Discount Notes	0.160%	9/10/12	1,600	1,599
3	Federal Home Loan Bank
	Discount Notes	0.140%	9/12/12	2,200	2,199
3	Federal Home Loan Bank
	Discount Notes	0.140%	9/19/12	3,000	2,999
3	Federal Home Loan Bank
	Discount Notes	0.170%	9/28/12	5,800	5,798
3	Federal Home Loan Bank
	Discount Notes	0.140%	10/3/12	2,410	2,409
3	Federal Home Loan Bank
	Discount Notes	0.170%	11/9/12	3,000	2,998
3	Federal Home Loan Banks	5.000%	9/14/12	3,115	3,145
3	Federal Home Loan Banks	4.500%	9/14/12	1,100	1,110
[2,4]	Federal Home Loan Mortgage Corp.	0.185%	8/24/12	25,000	24,998
[2,4]	Federal Home Loan Mortgage Corp.	0.189%	2/4/13	10,000	9,997
[2,4]	Federal Home Loan Mortgage Corp.	0.204%	3/21/13	8,000	7,997
[2,4]	Federal Home Loan Mortgage Corp.	0.189%	5/6/13	8,000	7,996
[2,4]	Federal Home Loan Mortgage Corp.	0.189%	6/3/13	8,000	7,997
[2,4]	Federal Home Loan Mortgage Corp.	0.193%	6/17/13	1,000	1,000
[2,4]	Federal National Mortgage Assn.	0.265%	8/23/12	15,950	15,950
[2,4]	Federal National Mortgage Assn.	0.273%	9/17/12	13,685	13,685

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[2,4]	Federal National Mortgage Assn.	0.273%	10/18/12	11,000	10,999
[2,4]	Federal National Mortgage Assn.	0.265%	11/23/12	13,000	12,998
[2,4]	Federal National Mortgage Assn.	0.274%	12/20/12	5,500	5,499
[2,4]	Federal National Mortgage Assn.	0.275%	12/28/12	2,200	2,200
[2,4]	Federal National Mortgage Assn.	0.231%	8/12/13	8,000	7,997
[2,4]	Federal National Mortgage Assn.	0.211%	11/8/13	12,000	11,995
[2,4]	Federal National Mortgage Assn.	0.211%	11/14/13	15,000	14,994
2	Freddie Mac Discount Notes	0.130%	7/9/12	13,379	13,379
2	Freddie Mac Discount Notes	0.140%	7/30/12	2,000	2,000
2	Freddie Mac Discount Notes	0.140%	8/6/12	2,550	2,550
2	Freddie Mac Discount Notes	0.170%	8/14/12	3,700	3,699
2	Freddie Mac Discount Notes	0.150%	8/16/12	10,000	9,998
2	Freddie Mac Discount Notes	0.170%	8/27/12	2,000	1,999
2	Freddie Mac Discount Notes	0.150%–
		0.170%	9/10/12	11,000	10,996
2	Freddie Mac Discount Notes	0.170%	9/25/12	1,000	1,000
2	Freddie Mac Discount Notes	0.170%	11/6/12	11,000	10,993
	United States Treasury Bill	0.100%	8/16/12	15,000	14,998
	United States Treasury Bill	0.100%	9/20/12	15,000	14,997
	United States Treasury Bill	0.150%	9/27/12	10,000	9,996
	United States Treasury Bill	0.140%	10/4/12	10,000	9,996
	United States Treasury Bill	0.119%	10/18/12	10,000	9,996
	United States Treasury Bill	0.150%	11/1/12	20,000	19,990
	United States Treasury Bill	0.148%	11/15/12	5,000	4,997
	United States Treasury Bill	0.143%–
		0.146%	11/29/12	15,000	14,991
	United States Treasury Bill	0.143%	12/13/12	20,000	19,987
	United States Treasury Bill	0.155%	12/27/12	10,000	9,992
	United States Treasury Note/Bond	1.500%	7/15/12	14,636	14,644
	United States Treasury Note/Bond	0.625%	7/31/12	10,000	10,004
	United States Treasury Note/Bond	4.625%	7/31/12	2,936	2,947
	United States Treasury Note/Bond	4.375%	8/15/12	5,000	5,026
	United States Treasury Note/Bond	1.750%	8/15/12	25,000	25,049
	United States Treasury Note/Bond	4.125%	8/31/12	15,000	15,099
	United States Treasury Note/Bond	0.375%	8/31/12	17,500	17,506
	United States Treasury Note/Bond	1.375%	9/15/12	32,200	32,281
	United States Treasury Note/Bond	0.375%	9/30/12	10,000	10,005
	United States Treasury Note/Bond	4.250%	9/30/12	35,000	35,356
	United States Treasury Note/Bond	1.375%	10/15/12	10,000	10,035
	United States Treasury Note/Bond	0.375%	10/31/12	5,000	5,004
	United States Treasury Note/Bond	1.375%	11/15/12	3,000	3,013
	United States Treasury Note/Bond	4.000%	11/15/12	14,000	14,200
	United States Treasury Note/Bond	3.375%	11/30/12	7,025	7,118
Total U.S. Government and Agency Obligations (Cost $634,452)					634,452
Commercial Paper (19.2%)
Finance—Auto (1.3%)
	American Honda Finance Corp.	0.170%	7/5/12	500	500
	American Honda Finance Corp.	0.170%–
		0.175%	7/9/12	900	900
	American Honda Finance Corp.	0.170%–
		0.185%	7/16/12	1,100	1,100
	American Honda Finance Corp.	0.170%	7/17/12	1,750	1,750
	American Honda Finance Corp.	0.170%	7/30/12	400	400

19

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	Toyota Motor Credit Corp.	0.431%	8/27/12	1,000	999
	Toyota Motor Credit Corp.	0.180%	8/28/12	3,000	2,999
	Toyota Motor Credit Corp.	0.401%–
		0.441%	9/17/12	1,220	1,219
	Toyota Motor Credit Corp.	0.230%	9/24/12	1,000	1,000
	Toyota Motor Credit Corp.	0.381%	10/9/12	2,000	1,998
	Toyota Motor Credit Corp.	0.371%	10/15/12	500	499
	Toyota Motor Credit Corp.	0.401%	11/13/12	730	729
					14,093
Finance—Other (3.7%)
5	Chariot Funding LLC	0.180%	8/8/12	500	500
5	Chariot Funding LLC	0.210%	9/24/12	4,000	3,998
	General Electric Capital Corp.	0.310%	7/9/12	1,000	1,000
	General Electric Capital Corp.	0.310%	8/16/12	5,000	4,998
	General Electric Capital Corp.	0.210%	9/26/12	3,900	3,898
	General Electric Capital Corp.	2.800%	1/8/13	465	470
5	Old Line Funding LLC	0.180%	7/9/12	500	500
5	Old Line Funding LLC	0.180%	7/11/12	3,000	3,000
5	Old Line Funding LLC	0.180%	7/16/12	2,617	2,617
5	Old Line Funding LLC	0.180%	7/18/12	1,000	1,000
5	Old Line Funding LLC	0.180%	7/20/12	1,500	1,500
5	Old Line Funding LLC	0.180%	7/30/12	500	500
5	Old Line Funding LLC	0.180%	8/13/12	1,000	1,000
5	Old Line Funding LLC	0.180%	8/15/12	1,044	1,043
5	Old Line Funding LLC	0.180%	8/16/12	500	500
5	Old Line Funding LLC	0.180%	8/21/12	705	705
5	Old Line Funding LLC	0.200%	9/10/12	3,000	2,999
5	Old Line Funding LLC	0.200%–
		0.210%	9/17/12	1,000	999
5	Old Line Funding LLC	0.200%	9/25/12	1,100	1,099
5	Straight-A Funding LLC	0.180%	7/2/12	1,500	1,500
5	Straight-A Funding LLC	0.180%	7/9/12	627	627
5	Straight-A Funding LLC	0.180%	7/9/12	600	600
5	Straight-A Funding LLC	0.180%	7/10/12	1,750	1,750
5	Straight-A Funding LLC	0.180%	7/10/12	250	250
5	Straight-A Funding LLC	0.180%	7/10/12	500	500
5	Straight-A Funding LLC	0.180%	7/11/12	2,226	2,226
5	Straight-A Funding LLC	0.180%	7/11/12	250	250
5	Straight-A Funding LLC	0.180%	7/24/12	250	250
5	Straight-A Funding LLC	0.180%	8/1/12	500	500
5	Straight-A Funding LLC	0.180%	9/4/12	500	500
5	Straight-A Funding LLC	0.180%	9/10/12	250	250
5	Straight-A Funding LLC	0.180%	9/12/12	250	250
5	Straight-A Funding LLC	0.180%	9/25/12	250	250
					42,029
Foreign Banks (5.5%)
[4,5]	Australia & New Zealand Banking
	Group, Ltd.	0.323%	8/17/12	1,500	1,500
5	Australia & New Zealand Banking
	Group, Ltd.	0.351%	8/27/12	2,000	1,999
5	Australia & New Zealand Banking
	Group, Ltd.	0.351%	8/30/12	8,000	7,995
5	Commonwealth Bank of Australia	0.341%	9/4/12	6,750	6,746
[4,5]	Commonwealth Bank of Australia	0.291%	10/10/12	4,000	4,000
[4,5]	Commonwealth Bank of Australia	0.291%	10/11/12	4,000	4,000
[4,5]	Commonwealth Bank of Australia	0.293%	10/18/12	6,000	6,000
[4,5]	Commonwealth Bank of Australia	0.293%	11/19/12	4,000	4,000
[4,5]	Commonwealth Bank of Australia	0.294%	11/21/12	1,500	1,500
5	Westpac Banking Corp.	0.210%–
		0.220%	7/2/12	5,200	5,200
[4,5]	Westpac Banking Corp.	0.393%	7/16/12	4,000	4,000
5	Westpac Banking Corp.	0.401%	8/7/12	6,000	5,998
[4,5]	Westpac Banking Corp.	0.289%	10/2/12	1,900	1,900
[4,5]	Westpac Banking Corp.	0.269%	11/2/12	2,000	2,000
5	Westpac Banking Corp.	0.315%	11/9/12	5,000	4,994
					61,832
Foreign Governments (1.6%)
5	Hydro Quebec	0.160%	7/3/12	500	500
5	Hydro Quebec	0.180%	8/2/12	250	250
	Province of Ontario	0.150%	7/3/12	300	300

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	Province of Ontario	0.150%	7/5/12	200	200
	Province of Ontario	0.160%	7/13/12	700	700
	Province of Ontario	5.125%	7/17/12	2,391	2,396
	Province of Ontario	0.170%	7/19/12	1,825	1,825
	Province of Ontario	0.160%	7/31/12	3,169	3,168
	Province of Ontario	0.160%	8/2/12	1,500	1,500
	Province of Ontario	0.160%	8/7/12	400	400
	Province of Ontario	0.160%	8/8/12	500	500
	Province of Ontario	0.160%	8/13/12	300	300
5	Quebec	0.160%	7/9/12	1,000	1,000
5	Quebec	0.160%	7/10/12	500	500
5	Quebec	0.160%	7/16/12	1,000	1,000
5	Quebec	0.160%	7/17/12	500	500
5	Quebec	0.160%	7/19/12	3,000	2,999
5	Quebec	0.170%	8/10/12	500	500
					18,538
Foreign Industrial (4.6%)
5	Nestle Capital Corp.	0.165%	7/12/12	1,000	1,000
5	Nestle Capital Corp.	0.331%	7/16/12	1,500	1,500
5	Nestle Capital Corp.	0.281%	7/23/12	1,000	1,000
5	Nestle Capital Corp.	0.170%	8/22/12	800	800
5	Nestle Capital Corp.	0.291%	10/9/12	8,000	7,993
5	Nestle Capital Corp.	0.291%	10/17/12	1,250	1,249
5	Nestle Capital Corp.	0.301%	10/26/12	2,500	2,497
	Nestle Finance International Ltd.	0.190%	7/11/12	800	800
	Nestle Finance International Ltd.	0.190%	7/19/12	3,500	3,500
	Nestle Finance International Ltd.	0.291%	10/12/12	1,600	1,599
	Nestle Finance International Ltd.	0.291%	10/15/12	2,000	1,998
	Nestle Finance International Ltd.	0.301%	11/1/12	1,000	999
	Nestle Finance International Ltd.	0.311%	12/17/12	13,000	12,981
5	Novartis Finance Corp.	0.170%	8/1/12	500	500
5	Novartis Finance Corp.	0.170%	8/6/12	1,250	1,250
5	Novartis Securities Investment Ltd.	0.180%–
		0.200%	7/9/12	2,500	2,500
5	Novartis Securities Investment Ltd.	0.180%	9/5/12	1,000	1,000
5	Novartis Securities Investment Ltd.	0.180%	9/6/12	750	750
5	Novartis Securities Investment Ltd.	0.180%	9/10/12	900	900
5	Novartis Securities Investment Ltd.	0.180%	9/11/12	1,000	1,000
5	Novartis Securities Investment Ltd.	0.180%	9/12/12	500	500
5	Novartis Securities Investment Ltd.	0.180%	9/14/12	1,500	1,499
5	Total Capital Canada, Ltd.	0.320%	9/14/12	2,500	2,498
5	Total Capital Canada, Ltd.	0.255%	10/26/12	500	499
	Toyota Credit Canada Inc.	0.351%	9/24/12	500	499
					51,311
Industrial (2.5%)
	General Electric Co.	0.190%	9/26/12	4,000	3,998
5	Procter & Gamble Co.	0.150%	7/16/12	1,000	1,000
5	Procter & Gamble Co.	0.150%	7/17/12	250	250
5	Procter & Gamble Co.	0.150%	9/10/12	2,500	2,499
5	The Coca-Cola Co.	0.170%	7/6/12	800	800
5	The Coca-Cola Co.	0.170%	7/9/12	2,050	2,050
5	The Coca-Cola Co.	0.170%	7/20/12	4,250	4,249
5	The Coca-Cola Co.	0.180%	8/23/12	2,000	1,999
5	The Coca-Cola Co.	0.200%	9/17/12	7,750	7,747
5	The Coca-Cola Co.	0.190%	9/21/12	250	250
5	The Coca-Cola Co.	0.190%	9/24/12	500	500
5	The Coca-Cola Co.	0.190%	9/25/12	500	500
5	The Coca-Cola Co.	0.220%	10/4/12	500	500
5	Wal-Mart Stores, Inc.	0.150%	7/26/12	1,000	1,000
5	Wal-Mart Stores, Inc.	0.150%	7/27/12	1,000	1,000
					28,342
Total Commercial Paper (Cost $216,145)					216,145
Certificates of Deposit (17.5%)
Domestic Banks (4.6%)
	Branch Banking & Trust Co.	0.190%	7/2/12	1,700	1,700
	Branch Banking & Trust Co.	0.190%	7/9/12	1,000	1,000
	Branch Banking & Trust Co.	0.190%	7/10/12	2,500	2,500
	Branch Banking & Trust Co.	0.180%	7/19/12	6,000	6,000
	Branch Banking & Trust Co.	0.180%	7/26/12	1,500	1,500
	Branch Banking & Trust Co.	0.180%	7/27/12	2,000	2,000

20

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	Branch Banking & Trust Co.	0.190%	9/25/12	2,250	2,250
	Branch Banking & Trust Co.	0.190%	10/1/12	1,500	1,500
	State Street Bank & Trust Co.	0.190%	7/11/12	15,000	15,000
	State Street Bank & Trust Co.	0.190%	7/19/12	10,000	10,000
	State Street Bank & Trust Co.	0.180%	8/27/12	5,000	5,000
	State Street Bank & Trust Co.	0.250%	9/17/12	3,000	3,000
					51,450
Eurodollar Certificates of Deposit (5.5%)
	Australia & New Zealand Banking
	Group, Ltd.	0.200%	7/11/12	5,000	5,000
	Australia & New Zealand Banking
	Group, Ltd.	0.350%	10/19/12	10,000	10,000
	Australia & New Zealand Banking
	Group, Ltd.	0.330%	10/25/12	2,000	2,000
	Australia & New Zealand Banking
	Group, Ltd.	0.300%	11/2/12	2,000	2,000
	Australia & New Zealand Banking
	Group, Ltd.	0.300%	11/5/12	1,000	1,000
	Australia & New Zealand Banking
	Group, Ltd.	0.300%	11/9/12	1,000	1,000
	Australia & New Zealand Banking
	Group, Ltd.	0.300%	11/16/12	1,000	1,000
	Commonwealth Bank of Australia	0.380%	8/17/12	2,000	2,000
	Commonwealth Bank of Australia	0.370%	8/23/12	5,000	5,000
4	National Australia Bank Ltd.	0.381%	8/14/12	4,000	4,000
4	National Australia Bank Ltd.	0.382%	8/15/12	6,000	6,000
	National Australia Bank Ltd.	0.400%	9/7/12	3,000	3,000
	National Australia Bank Ltd.	0.380%	9/14/12	3,000	3,000
4	National Australia Bank Ltd.	0.355%	9/27/12	7,000	7,000
	National Australia Bank Ltd.	0.345%	10/25/12	6,000	6,000
4	National Australia Bank Ltd.	0.310%	10/29/12	4,000	4,000
					62,000
Yankee Certificates of Deposit (7.4%)
	Bank of Montreal (Chicago Branch)	0.180%	8/6/12	4,000	4,000
	Bank of Montreal (Chicago Branch)	0.180%	8/16/12	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.210%	8/23/12	1,000	1,000
	Bank of Montreal (Chicago Branch)	0.210%	10/3/12	5,000	5,000
	Bank of Nova Scotia (Houston Branch)	0.250%	7/2/12	2,000	2,000
4	Bank of Nova Scotia (Houston Branch)	0.299%	10/3/12	9,000	9,000
4	Bank of Nova Scotia (Houston Branch)	0.285%	10/29/12	3,000	3,000
4	Bank of Nova Scotia (Houston Branch)	0.271%	11/8/12	10,000	10,000
	Bank of Nova Scotia (Houston Branch)	0.290%	11/9/12	3,500	3,500
	Royal Bank of Canada
	(New York Branch)	0.670%	11/14/12	4,000	4,006
	Toronto Dominion Bank
	(New York Branch)	0.180%	7/18/12	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.250%	7/19/12	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.280%	8/23/12	6,000	6,000
	Toronto Dominion Bank
	(New York Branch)	0.280%	10/29/12	7,000	7,000
	Toronto Dominion Bank
	(New York Branch)	0.280%	11/5/12	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.300%	12/26/12	5,000	5,000
4	Westpac Banking Corp.
	(New York Branch)	0.269%	11/2/12	4,000	4,000
					83,506
Total Certificates of Deposit (Cost $196,956)					196,956
Repurchase Agreements (0.2%)
	JP Morgan Securities Inc.
	(Dated 6/29/12, Repurchase Value
	$2,000,000, collateralized by
	U.S. Treasury Notes
	1.375%, 2/28/19)	0.130%	7/2/12	2,000	2,000

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	RBC Capital Markets LLC
	(Dated 6/29/12, Repurchase Value
	$1,000,000, collateralized by
	U.S. Treasury Notes
	1.500%, 3/31/19)	0.100%	7/2/12	1,000	1,000
Total Repurchase Agreements (Cost $3,000)					3,000
Taxable Municipal Bonds (0.4%)
6	BlackRock Municipal Bond Trust
	TOB VRDO	0.380%	7/2/12	185	185
6	BlackRock Municipal Income
	Investment Quality Trust TOB VRDO	0.380%	7/2/12	100	100
6	BlackRock Municipal Income Trust
	TOB VRDO	0.380%	7/2/12	1,650	1,650
6	BlackRock MuniHoldings Fund II, Inc.
	TOB VRDO	0.380%	7/2/12	150	150
6	BlackRock MuniHoldings Fund, Inc.
	TOB VRDO	0.380%	7/2/12	195	195
6	BlackRock MuniHoldings
	Quality Fund II, Inc. TOB VRDO	0.380%	7/2/12	205	205
6	BlackRock MuniHoldings
	Quality Fund II, Inc. TOB VRDO	0.380%	7/2/12	1,550	1,550
6	BlackRock MuniYield Investment
	Quality Fund TOB VRDO	0.380%	7/2/12	130	130
6	BlackRock Strategic Municipal Trust
	TOB VRDO	0.380%	7/2/12	100	100
6	Los Angeles CA Department of
	Water & Power Revenue TOB VRDO	0.240%	7/6/12	145	145
6	Massachusetts Transportation Fund
	Revenue TOB VRDO	0.240%	7/6/12	100	100
6	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	0.240%	7/6/12	100	100
Total Taxable Municipal Bonds (Cost $4,610)					4,610
Tax-Exempt Municipal Bonds (3.4%)
	Akron OH Bath & Copley Joint
	Township Hospital District Revenue
	(Akron General Health System) VRDO	0.220%	7/6/12	600	600
	Arizona Health Facilities Authority
	Revenue (Banner Health) VRDO	0.190%	7/6/12	95	95
	Arizona Health Facilities Authority
	Revenue (Banner Health) VRDO	0.170%	7/6/12	675	675
	Ascension Parish LA Industrial
	Development Board Revenue
	(IMTT-Geismar Project) VRDO	0.180%	7/6/12	1,000	1,000
	Bi-State Development Agency of the
	Missouri-Illinois Metropolitan District
	Revenue VRDO	0.190%	7/6/12	400	400
	Buffalo NY Municipal Water System
	Revenue VRDO	0.160%	7/6/12	250	250
	California Statewide Communities
	Development Authority Revenue
	(Redlands Community Hospital) VRDO	0.140%	7/6/12	300	300
	Clackamas County OR Hospital
	Facility Authority Revenue
	(Legacy Health System) VRDO	0.160%	7/6/12	100	100
	Clark County NV Industrial
	Development Revenue
	(Southwest Gas Corp.) VRDO	0.200%	7/6/12	500	500
	Cleveland-Cuyahoga County
	OH Port Authority Revenue
	(SPC Buildings 1 & 3 LLC) VRDO	0.160%	7/6/12	240	240
	Cobb County GA Hospital Authority
	Revenue (Equipment Pool Project)
	VRDO	0.180%	7/6/12	100	100
	Colorado Health Facilities Authority
	Revenue (Evangelical Lutheran Good
	Samaritan Society Project) VRDO	0.150%	7/6/12	250	250

21

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Connecticut Health & Educational
Facilities Authority Revenue
(Yale University) VRDO	0.130%	7/6/12	400	400
Curators of the University of Missouri
System Facilities Revenue VRDO	0.150%	7/6/12	1,250	1,250
Delaware River Port Authority
Pennsylvania & New Jersey Revenue
VRDO	0.160%	7/6/12	900	900
District of Columbia Revenue
(Georgetown University) VRDO	0.170%	7/6/12	100	100
Fairfax County VA Economic
Development Authority Resource
Recovery Revenue (Lorton Arts
Foundation Project) VRDO	0.180%	7/6/12	100	100
Greenville County SC Hospital System
Revenue VRDO	0.150%	7/6/12	250	250
Hanover County VA Economic
Development Authority Revenue
(Bon Secours Health System Inc.)
VRDO	0.180%	7/6/12	130	130
Harris County TX Cultural Education
Facilities Finance Corp. Hospital
Revenue (Memorial Hermann
Healthcare System) VRDO	0.170%	7/6/12	700	700
Harris County TX Cultural Education
Facilities Finance Corp. Medical
Facilities Revenue (Baylor College
of Medicine) VRDO	0.200%	7/6/12	500	500
Idaho Housing & Finance Association
Single Family Mortgage Revenue
VRDO	0.160%	7/6/12	50	50
Idaho Housing & Finance Association
Single Family Mortgage Revenue
VRDO	0.180%	7/6/12	300	300
Illinois Finance Authority Revenue
(Carle Foundation) VRDO	0.170%	7/6/12	340	340
Illinois Finance Authority Revenue
(Ingalls Health System) VRDO	0.200%	7/6/12	605	605
Illinois Finance Authority Revenue
(Little Co. of Mary Hospital & Health
Care Centers) VRDO	0.170%	7/6/12	200	200
Illinois Finance Authority Revenue
(Museum of Science & Industry)
VRDO	0.190%	7/6/12	145	145
Indiana Development Finance Authority
Educational Facilities Revenue
(Indianapolis Museum of Art Inc.
Project) VRDO	0.170%	7/6/12	200	200
Indiana Educational Facilities Authority
Revenue (Wabash College) VRDO	0.180%	7/6/12	200	200
Indiana Finance Authority Health
System Revenue (Sisters of
St. Francis Health Services Inc.
Obligated Group) VRDO	0.190%	7/6/12	315	315
Indiana Finance Authority Revenue
(Lease Appropriation) VRDO	0.160%	7/6/12	160	160
Kentucky Economic Development
Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated
Group) VRDO	0.140%	7/6/12	265	265
Lincoln County WY Pollution Control
Revenue (PacifiCorp Project) VRDO	0.190%	7/6/12	200	200
Loudoun County VA Industrial
Development Authority Revenue
(Howard Hughes Medical Institute)
VRDO	0.170%	7/6/12	500	500
Louisiana Public Facilities Authority
Hospital Revenue
(Franciscan Missionaries) VRDO	0.170%	7/6/12	125	125

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Maine Health & Higher Educational
Facilities Authority Revenue
(Bowdoin College) VRDO	0.190%	7/6/12	170	170
Maryland Health & Higher Educational
Facilities Authority Revenue
(University of Maryland Medical
System) VRDO	0.150%	7/6/12	500	500
Massachusetts Development Finance
Agency Revenue (Simmons College)
VRDO	0.170%	7/6/12	500	500
Massachusetts Health & Educational
Facilities Authority Revenue
(Bentley College) VRDO	0.150%	7/6/12	200	200
Massachusetts Health & Educational
Facilities Authority Revenue
(Dana Farber Cancer Institute) VRDO	0.150%	7/6/12	100	100
Massachusetts Health & Educational
Facilities Authority Revenue (MIT)
VRDO	0.140%	7/6/12	1,000	1,000
Metropolitan Atlanta GA Rapid
Transportation Authority Georgia
Sales Tax Revenue VRDO	0.160%	7/6/12	525	525
Miami-Dade County FL Special
Obligation Revenue (Juvenile
Courthouse Project) VRDO	0.150%	7/6/12	500	500
Michigan Hospital Finance Authority
Revenue (Henry Ford Health System)
VRDO	0.180%	7/6/12	400	400
Middletown OH Hospital Facilities
Revenue (Atrium Medical Center)
VRDO	0.200%	7/6/12	145	145
Missouri Health & Educational
Facilities Authority Health Facilities
Revenue (BJC Health System) VRDO	0.150%	7/6/12	500	500
Missouri Health & Educational Facilities
Authority Health Facilities Revenue
(SSM Health System) VRDO	0.160%	7/6/12	995	995
Nassau NY Health Care Corp. VRDO	0.180%	7/6/12	250	250
New Jersey Health Care Facilities
Financing Authority Revenue (Hospital
Capital Asset Pooled Program) VRDO	0.180%	7/6/12	200	200
New Jersey Transportation Trust Fund
Authority Transportation System
Revenue VRDO	0.140%	7/6/12	400	400
New York City NY GO VRDO	0.150%	7/6/12	100	100
New York City NY GO VRDO	0.150%	7/6/12	300	300
New York City NY Housing
Development Corp. Multi-Family
Rental Housing Revenue
(Carnegie Park) VRDO	0.130%	7/6/12	400	400
New York City NY Housing
Development Corp. Multi-Family
Rental Housing Revenue (Monterey)
VRDO	0.130%	7/6/12	200	200
New York City NY Housing
Development Corp. Multi-Family
Rental Housing Revenue
(One Columbus Place Development)
VRDO	0.170%	7/6/12	100	100
New York City NY Housing
Development Corp. Multi-Family
Rental Housing Revenue
(West End Towers) VRDO	0.170%	7/6/12	300	300
New York City NY Industrial
Development Agency Civic Facility
Revenue (New York Law School)
VRDO	0.170%	7/6/12	235	235

22

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
New York State Dormitory Authority
Revenue (Royal Charter Properties)
VRDO	0.130%	7/6/12	750	750
New York State Dormitory Authority
Revenue (St. John’s University) VRDO	0.180%	7/6/12	250	250
New York State Housing Finance
Agency Housing Revenue
(10 Liberty Street) VRDO	0.130%	7/6/12	265	265
New York State Housing Finance
Agency Housing Revenue
(125 West 31st Street) VRDO	0.170%	7/6/12	600	600
New York State Housing Finance
Agency Housing Revenue
(160 West 62nd Street) VRDO	0.180%	7/6/12	1,100	1,100
New York State Housing Finance
Agency Housing Revenue
(20 River Terrace Housing) VRDO	0.170%	7/6/12	200	200
New York State Housing Finance
Agency Housing Revenue
(320 West 38th Street) VRDO	0.140%	7/6/12	1,100	1,100
New York State Housing Finance
Agency Housing Revenue
(320 West 38th Street) VRDO	0.140%	7/6/12	400	400
New York State Housing Finance
Agency Housing Revenue
(70 Battery Place) VRDO	0.170%	7/6/12	100	100
New York State Housing Finance
Agency Housing Revenue
(Clinton Green - South) VRDO	0.170%	7/6/12	125	125
New York State Housing Finance
Agency Housing Revenue
(Clinton Green North) VRDO	0.170%	7/6/12	400	400
New York State Housing Finance
Agency Housing Revenue
(Clinton Park) VRDO	0.200%	7/6/12	250	250
New York State Housing Finance
Agency Housing Revenue
(East 84th Street) VRDO	0.180%	7/6/12	300	300
New York State Housing Finance
Agency Housing Revenue
(Gotham West Housing) VRDO	0.140%	7/6/12	500	500
New York State Housing Finance
Agency Housing Revenue
(Gotham West Housing) VRDO	0.150%	7/6/12	400	400
North Carolina Capital Facilities
Finance Agency Revenue
(YMCA of the Triangle) VRDO	0.200%	7/6/12	250	250
North Carolina Medical Care
Commission Health Care Facilities
Revenue (WakeMed) VRDO	0.180%	7/6/12	500	500
North Texas Tollway Authority System
Revenue VRDO	0.180%	7/6/12	450	450
Oakland University of Michigan
Revenue VRDO	0.170%	7/6/12	100	100
Ohio Air Quality Development
Authority Revenue (Dayton Power
& Light Co. Project) VRDO	0.180%	7/6/12	115	115
Ohio Higher Educational Facility
Commission Revenue (University
Hospitals Health System Inc.) VRDO	0.190%	7/6/12	675	675
Ohio State University General Receipts
Revenue VRDO	0.150%	7/6/12	1,300	1,300
Ohio State University General Receipts
Revenue VRDO	0.150%	7/6/12	100	100
Piedmont SC Municipal Power Agency
Revenue VRDO	0.140%	7/6/12	250	250
Russell County VA Industrial
Development Authority Hospital
Revenue (STS Health Alliance) VRDO	0.190%	7/6/12	100	100

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Salem OH Hospital Facilities
Improvement Revenue (Salem
Community Hospital Project) VRDO	0.180%	7/6/12	105	105
Salem OR Hospital Facility Authority
Revenue (Salem Hospital Project)
VRDO	0.180%	7/6/12	250	250
Smyth County VA Industrial
Development Authority Hospital
Revenue VRDO	0.160%	7/6/12	250	250
South Placer CA Wastewater Authority
Revenue VRDO	0.140%	7/6/12	250	250
St. Joseph MO Industrial Development
Authority Health Facilities Revenue
(Heartland Regional Medical Center)
VRDO	0.150%	7/6/12	250	250
Syracuse NY Industrial Development
Agency Civic Facility Revenue
(Syracuse University Project) VRDO	0.150%	7/6/12	250	250
Tarrant County TX Cultural Education
Facilities Finance Corp. Hospital
Revenue (Baylor Health Care System
Project) VRDO	0.160%	7/6/12	520	520
Tarrant County TX Cultural Education
Facilities Finance Corp. Hospital
Revenue (Scott & White Healthcare
Project) VRDO	0.180%	7/6/12	700	700
Texas Department of Housing &
Community Affairs Single Family
Revenue VRDO	0.180%	7/6/12	500	500
Texas Department of Housing &
Community Affairs Single Family
Revenue VRDO	0.180%	7/6/12	300	300
Texas Department of Housing &
Community Affairs Single Family
Revenue VRDO	0.230%	7/6/12	90	90
Texas Department of Housing &
Community Affairs Single Family
Revenue VRDO	0.200%	7/6/12	380	380
Torrance CA Hospital Revenue
(Torrance Memorial Medical Center)
VRDO	0.150%	7/6/12	200	200
University of South Florida Financing
Corp. COP VRDO	0.190%	7/6/12	500	500
Utah Housing Corp. Single Family
Mortgage Revenue VRDO	0.160%	7/6/12	200	200
Utah Housing Corp. Single Family
Mortgage Revenue VRDO	0.160%	7/6/12	250	250
Virginia Small Business Financing
Authority Health Facilities Revenue
(Bon Secours Health System Inc.)
VRDO	0.160%	7/6/12	100	100
Warren County KY Revenue (Western
Kentucky University Student Life
Foundation Inc. Project) VRDO	0.180%	7/6/12	100	100
Warren County KY Revenue (Western
Kentucky University Student Life
Foundation Inc. Project) VRDO	0.180%	7/6/12	260	260
Washington Health Care Facilities
Authority Revenue (MultiCare Health
System) VRDO	0.150%	7/6/12	200	200
Washington Health Care Facilities
Authority Revenue (Swedish Health
Services) VRDO	0.150%	7/6/12	500	500
Washington Housing Finance
Commission Non-profit Housing
Revenue (Rockwood Retirement
Communities Program) VRDO	0.170%	7/6/12	100	100
West Virginia Hospital Finance
Authority Hospital Revenue
(Charleston Area Medical Center Inc.)
VRDO	0.200%	7/6/12	300	300

23

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Whittier CA Health Facility Revenue
(Presbyterian Intercommunity
Hospital) VRDO	0.140%	7/6/12	200	200
Wisconsin Health & Educational
Facilities Authority Revenue
(Aurora Health Care Inc.) VRDO	0.160%	7/6/12	325	325
Total Tax-Exempt Municipal Bonds (Cost $38,125)				38,125

			Shares
Money Market Fund (2.2%)
7 Vanguard Municipal Cash
Management Fund
(Cost $25,098)	0.168%		25,098,088	25,098
Total Investments (99.2%) (Cost $1,118,386)			1,118,386
Other Assets and Liabilities (0.8%)
Other Assets				16,164
Liabilities				(7,076)
				9,088
Net Assets (100%)
Applicable to 1,127,042,451 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,127,474
Net Asset Value per Share				$1.00

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid in Capital	1,127,442
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	32
Net Assets	1,127,474

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.”
At June 30, 2012, the aggregate value of these securities was $154,023,000, representing 13.7% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate value of these securities was $4,610,000, representing 0.4% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Interest[1]	1,158
Total Income	1,158
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative	667
Marketing and Distribution	192
Custodian Fees	14
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	916
Expense Redudction—Note B	(572)
Net Expenses	344
Net Investment Income	814
Realized Net Gain (Loss) on
Investment Securities Sold	7
Net Increase (Decrease) in Net Assets
Resulting from Operations	821

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	814	1,979
Realized Net Gain (Loss)	7	17
Net Increase (Decrease) in Net Assets Resulting from Operations	821	1,996
Distributions
Net Investment Income	(814)	(1,979)
Realized Capital Gain	—	—
Total Distributions	(814)	(1,979)
Capital Share Transactions (at $1.00)
Issued	204,244	536,670
Issued in Lieu of Cash Distributions	811	1,979
Redeemed	(295,218)	(534,849)
Net Increase (Decrease) from Capital Share Transactions	(90,163)	3,800
Total Increase (Decrease)	(90,156)	3,817
Net Assets
Beginning of Period	1,217,630	1,213,813
End of Period	1,127,474	1,217,630

1 Interest income from an affiliated company of the portfolio was $18,000.
See accompanying Notes, which are an integral part of the Financial Statements.

25

Vanguard Money Market Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0007	.002	.002	.006	.028	.051
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.0007	.002	.002	.006	.028	.051
Distributions
Dividends from Net Investment Income	(.0007)	(.002)	(.002)	(.006)	(.028)	(.051)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.0007)	(.002)	(.002)	(.006)	(.028)	(.051)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.07%	0.17%	0.23%	0.62%	2.83%	5.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,127	$1,218	$1,214	$1,415	$2,107	$1,736
Ratio of Expenses to
Average Net Assets	0.06%[1]	0.06%[1]	0.06%[1]	0.19%[2]	0.16%[2]	0.15%
Ratio of Net Investment Income to
Average Net Assets	0.14%	0.17%	0.23%	0.67%	2.78%	5.12%

The expense ratio and net income ratio for the current period have been annualized.
1 The ratios of total expenses to average net assets before an expense reduction were 0.16%, 0.18%, and 0.18%. See Note B in Notes to Financial Statements.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Vanguard Money Market Portfolio

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $171,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended June 30, 2012, Vanguard’s management and administrative expenses were reduced by $572,000 (an effective annual rate of 0.10% of the portfolio’s average net assets).

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

27

Vanguard Money Market Portfolio

D. At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 65% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

28

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.71	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.56	0.30

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.16%, and the expenses paid in the actual and hypothetical examples above would have been $0.80 and $0.81, respectively.

29

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

30

Vanguard® Short-Term Investment-Grade Portfolio

A heightened level of uncertainty weighed on the financial markets during the latter half of the six-month reporting period, fed by Europe’s fiscal crisis and renewed concerns about domestic economic growth. This had the effect of boosting demand for bonds perceived as less risky, such as U.S. Treasury securities, and sapped some of the earlier enthusiasm for the kinds of securities held by the Short-Term Investment-Grade Portfolio.

The portfolio nevertheless returned a solid 2.12% for the six months ended June 30, 2012, which placed it ahead of the average return of peer-group funds. The portfolio’s return was a few steps behind that of its benchmark index, primarily because of its shorter duration. (Duration is a gauge of how much the market value of a fund’s holdings will fluctuate in response to a change in interest rates; a shorter duration dampens return when interest rates decline, as they did during the period.)

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield, which stood at 1.87% as of December 31, 2011, declined to 1.65% as of June 30.

Financials and Ford
boosted the portfolio
The portfolio’s six-month performance reflected astute security selection, which included bonds issued by U.S. and European automakers. Ford Motor Company was a bright spot.

Because of its strong operating performance, the company was upgraded from below investment grade to investment grade in May.

Financial sector bonds as a whole outpaced industrials, even as a major rating agency downgraded many global banks. The portfolio also benefited from its holdings of asset-backed securities, which are backed by pools of debt such as credit cards and auto loans, and securities backed by commercial mortgages.

The portfolio diversified internationally during the period. As of June 30, about 8% of its assets were spread among carefully chosen bonds in Europe, Asia, Canada, and Mexico.

For liquidity purposes, a small portion of the portfolio’s assets is typically allocated to short-term Treasury securities; for this period, these holdings underperformed the portfolio’s investment-grade corporate bonds with comparable maturities.

Investors seem to agree that cost control is critical

Stepping back from the results of the immediate reporting period, we’d like to note that we at Vanguard have been heartened to see individual investors becoming more discerning about the costs of investing. Vanguard research confirms that over the past decade investors have been directing a larger share of their money to low-cost investments. (Costs Matter: Are Fund Investors Voting With Their Feet? is available at vanguard.com/ research.)

You can’t control the stock or bond markets. You can, however, control your risk exposure to these markets, and you can control costs. Cost-control is a critical element of investing, because the less you pay for an investment, the more of its return you may keep—and cost savings can compound over the long term, potentially helping you build greater wealth.

That is why we continue to believe that holding a balanced and diversified portfolio, designed to match your appetite for risk and composed of low-cost investments, can give you a greater chance of reaching your long-term financial goals.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Short-Term Investment-Grade Portfolio		2.12%
Barclays U.S. 1–5 Year Credit Bond Index		2.85
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]		1.66

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.20%	0.62%

1 Derived from data provided by Lipper Inc.

2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the portfolio’s annualized expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

31

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of June 30, 2012

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,477	1,811	7,923
Yield[3]	1.7%	1.8%	2.0%
Yield to Maturity	1.7%[4]	1.8%	2.0%
Average Coupon	3.5%	3.9%	3.8%
Average Effective
Maturity	2.9 years	3.0 years	7.1 years
Average Duration	2.4 years	2.8 years	5.1 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	1.4%	—	—

Volatility Measures
Portfolio Versus			Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.93		0.37
Beta	0.81		0.43

Distribution by Maturity (% of portfolio)

Under 1 Year	14.6%
1–3 Years	43.0
3–5 Years	37.0
Over 5 Years	5.4

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	17.2%
Finance	30.8
Foreign	7.7
Government Mortgage-Backed	0.2
Industrial	30.6
Treasury/Agency	8.1
Utilities	4.4
Other	1.0

Distribution by Credit Quality (% of portfolio)

U.S. Government	7.7%
Aaa	15.7
Aa	17.3
A	38.2
Baa	17.4
Ba	0.7
B	0.0
Other	3.0

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. agency, and U.S. agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1–5 Year Credit Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.20%.

6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

32

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	2.50%	4.59%	0.49%	3.69%	4.18%

1 Six months ended June 30, 2012.
See Financial Highlights for dividend and capital gains information.

33

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.0%)
U.S. Government Securities (7.9%)
	United States Treasury Note/Bond	1.375%	1/15/13	8,000	8,050
1	United States Treasury Note/Bond	2.000%	11/30/13	5,000	5,120
	United States Treasury Note/Bond	2.375%	10/31/14	3,000	3,140
	United States Treasury Note/Bond	2.625%	12/31/14	4,523	4,776
2	United States Treasury Note/Bond	2.250%	1/31/15	8,910	9,337
2	United States Treasury Note/Bond	0.250%	2/15/15	7,000	6,976
	United States Treasury Note/Bond	2.375%	2/28/15	5,000	5,263
	United States Treasury Note/Bond	0.375%	3/15/15	1,250	1,249
	United States Treasury Note/Bond	2.500%	3/31/15	3,500	3,701
	United States Treasury Note/Bond	0.250%	5/15/15	8,702	8,665
	United States Treasury Note/Bond	2.125%	5/31/15	1,300	1,364
	United States Treasury Note/Bond	0.375%	6/15/15	3,744	3,741
	United States Treasury Note/Bond	1.750%	7/31/15	4,500	4,679
	United States Treasury Note/Bond	1.250%	8/31/15	17	17
	United States Treasury Note/Bond	0.625%	5/31/17	6,175	6,149
	United States Treasury Note/Bond	0.750%	6/30/17	6,000	6,009
	United States Treasury Note/Bond	1.500%	8/31/18	1,000	1,032
					79,268
Conventional Mortgage-Backed Securities (0.0%)
[3,4]	Fannie Mae Pool	6.000%	12/1/16	67	72
[3,4]	Fannie Mae Pool	6.500%	9/1/16–
			9/1/16	75	80
[3,4]	Freddie Mac Gold Pool	6.000%	4/1/17	59	64
					216
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae Pool		2.125%	12/1/32	21	22
[3,4,5] Fannie Mae Pool		2.302%	6/1/33	148	157
[3,4,5] Fannie Mae Pool		2.310%	7/1/32	17	18
[3,4,5] Fannie Mae Pool		2.335%	5/1/33	145	154
[3,4,5] Fannie Mae Pool		2.340%	9/1/32	6	7
[3,4,5] Fannie Mae Pool		2.500%	9/1/32	10	10
[3,4,5] Fannie Mae Pool		2.535%	8/1/33	106	109
[3,4,5] Fannie Mae Pool		2.546%	8/1/33	78	84
[3,4,5] Fannie Mae Pool		2.586%	7/1/33	307	317
[3,4,5] Fannie Mae Pool		2.815%	2/1/37	48	51
[3,4,5] Fannie Mae Pool		2.979%	5/1/33	30	32
[3,4,5] Fannie Mae Pool		4.415%	8/1/37	16	17
[3,4,5] Freddie Mac Non Gold Pool		2.379%	9/1/32	22	24
[3,4,5] Freddie Mac Non Gold Pool		2.643%	9/1/32	35	36
[3,4,5] Freddie Mac Non Gold Pool		2.711%	10/1/32–
			8/1/33	70	74
[3,4,5] Freddie Mac Non Gold Pool		2.937%	1/1/33	23	25
[3,4,5] Freddie Mac Non Gold Pool		3.086%	2/1/33	32	33
[3,4]	Freddie Mac Non Gold Pool	5.640%	8/1/37	90	93
					1,263
Total U.S. Government and Agency Obligations (Cost $80,706)					80,747
Asset-Backed/Commercial Mortgage-Backed Securities (17.4%)
3	Ally Auto Receivables Trust	2.090%	5/15/15	1,300	1,323
3	Ally Auto Receivables Trust	2.230%	3/15/16	1,200	1,232
3	Ally Auto Receivables Trust	1.140%	6/15/16	1,000	1,010
3	Ally Auto Receivables Trust	1.210%	7/15/16	400	404
[3,6]	Ally Auto Receivables Trust	2.690%	2/15/17	500	513
[3,6]	Ally Master Owner Trust	3.470%	4/15/15	500	507
[3,6]	Ally Master Owner Trust	3.870%	4/15/15	300	304

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	Ally Master Owner Trust	4.250%	4/15/17	65	70
[3,6]	Ally Master Owner Trust	4.590%	4/15/17	400	425
[3,5]	Ally Master Owner Trust	1.312%	8/15/17	1,650	1,667
[3,5,6] Ally Master Owner Trust		1.792%	8/15/17	990	991
[3,5,6] Ally Master Owner Trust		2.192%	8/15/17	750	750
[3,5,6] American Express Credit Account
	Master Trust	0.912%	12/15/16	150	150
[3,5]	American Express Credit Account
	Master Trust	0.513%	1/15/20	1,000	1,000
[3,6]	Americold LLC Trust	4.954%	1/14/29	275	313
[3,6]	Americold LLC Trust	6.811%	1/14/29	230	262
[3,5]	AmeriCredit Automobile
	Receivables Trust	5.239%	1/6/15	168	171
[3,5]	AmeriCredit Automobile
	Receivables Trust	5.239%	4/6/15	346	358
3	AmeriCredit Automobile
	Receivables Trust	1.230%	9/8/16	200	201
3	AmeriCredit Prime Automobile
	Receivable	2.900%	12/15/14	77	77
[3,5,6] Arkle Master Issuer plc		1.716%	5/17/60	620	619
[3,5,6] Arran Residential Mortgages
	Funding plc	1.866%	5/16/47	520	520
[3,5,6] Arran Residential Mortgages
	Funding plc	1.917%	11/19/47	1,170	1,171
6	Australia & New Zealand
	Banking Group Ltd.	2.400%	11/23/16	300	307
[3,5]	BA Credit Card Trust	0.282%	11/15/19	790	781
3	Banc of America Funding Corp.	2.837%	9/20/46	909	579
3	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.334%	9/10/45	65	66
3	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.807%	4/10/49	580	662
3	Banc of America Mortgage
	Securities Inc.	3.533%	9/25/32	1	1
[3,5,6] Bank of America Student Loan Trust		1.266%	2/25/43	1,671	1,668
6	Bank of Montreal	2.625%	1/25/16	1,600	1,685
6	Bank of Montreal	1.950%	1/30/17	570	589
6	Bank of Nova Scotia	2.150%	8/3/16	1,100	1,147
6	Bank of Nova Scotia	1.950%	1/30/17	700	721
[3,5]	Bank One Issuance Trust	1.042%	2/15/17	200	200
3	Bear Stearns Adjustable Rate
	Mortgage Trust	2.683%	10/25/36	999	624
3	Bear Stearns Adjustable Rate
	Mortgage Trust	3.123%	5/25/47	881	569
3	Bear Stearns Commercial Mortgage
	Securities Inc.	5.906%	6/11/40	395	455
[3,5]	Brazos Higher Education Authority Inc.	0.668%	6/25/26	350	327
[3,5]	Brazos Higher Education Authority Inc.	1.367%	5/25/29	963	969
[3,5]	Brazos Higher Education Authority Inc.	1.267%	2/25/30	1,000	998
6	Canadian Imperial Bank of Commerce	2.750%	1/27/16	1,150	1,223
[3,5]	Capital One Multi-Asset
	Execution Trust	2.492%	7/15/16	840	847
[3,5]	Capital One Multi-Asset
	Execution Trust	1.292%	12/15/16	72	71
[3,5]	Capital One Multi-Asset
	Execution Trust	0.332%	8/15/18	130	129
[3,5]	Capital One Multi-Asset
	Execution Trust	0.332%	6/17/19	500	496

34

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5]	Capital One Multi-Asset
	Execution Trust	0.292%	11/15/19	610	603
[3,5]	Capital One Multi-Asset
	Execution Trust	0.322%	12/16/19	6,880	6,813
[3,5]	Capital One Multi-Asset
	Execution Trust	0.282%	7/15/20	3,690	3,642
3	CarMax Auto Owner Trust	2.040%	10/15/15	800	816
3	CenterPoint Energy Transition
	Bond Co. LLC	2.161%	10/15/21	700	724
[3,6]	CFCRE Commercial Mortgage Trust	5.735%	4/15/44	36	36
3	Chase Issuance Trust	0.790%	6/15/17	2,600	2,600
[3,5]	Chase Issuance Trust	0.702%	4/15/19	700	683
[3,5]	Chase Issuance Trust	0.510%	5/15/19	2,300	2,303
3	Chrysler Financial Auto
	Securitization Trust	3.520%	8/8/16	700	709
[3,6]	CIT Equipment Collateral	2.410%	5/15/13	117	117
[3,6]	CIT Equipment Collateral	1.100%	8/22/16	700	700
[3,5]	Citibank Credit Card Issuance Trust	0.652%	7/15/14	1,945	1,945
[3,5]	Citibank Credit Card Issuance Trust	0.644%	2/20/15	920	920
3	Citibank Credit Card Issuance Trust	4.900%	6/23/16	2,000	2,166
[3,5]	Citibank Credit Card Issuance Trust	0.715%	3/24/17	100	99
[3,5]	Citibank Credit Card Issuance Trust	0.507%	12/17/18	1,960	1,940
[3,5]	Citibank Credit Card Issuance Trust	0.528%	12/17/18	525	520
3	Citibank Credit Card Issuance Trust	5.650%	9/20/19	600	725
[3,5]	Citibank Credit Card Issuance Trust	1.619%	5/20/20	1,500	1,592
[3,5,6] Citibank Omni Master Trust		2.992%	8/15/18	1,390	1,459
[3,6]	Citibank Omni Master Trust	5.350%	8/15/18	2,035	2,220
[3,6]	Citibank Omni Master Trust	4.900%	11/15/18	3,231	3,523
[3,6]	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	364	365
[3,6]	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	400	404
3	Citigroup Mortgage Loan Trust Inc.	3.392%	7/25/37	461	284
3	Citigroup/Deutsche Bank Commercial
	Mortgage Trust	5.205%	12/11/49	325	326
[3,6]	CLI Funding LLC	4.500%	3/18/26	266	270
3	CNH Equipment Trust	3.000%	8/17/15	507	513
3	CNH Equipment Trust	1.750%	5/16/16	400	407
3	CNH Equipment Trust	1.740%	1/17/17	2,500	2,536
3	CNH Equipment Trust	1.290%	9/15/17	800	810
3	Commercial Mortgage Pass
	Through Certificates	5.306%	12/10/46	900	1,008
3	Commercial Mortgage Pass
	Through Certificates	5.811%	12/10/49	319	320
6	Commonwealth Bank of Australia	2.250%	3/16/17	800	814
3	Countrywide Home Loan Mortgage
	Pass Through Trust	2.922%	11/19/33	89	78
3	Countrywide Home Loan Mortgage
	Pass Through Trust	2.730%	3/20/36	475	246
3	Countrywide Home Loan Mortgage
	Pass Through Trust	2.882%	2/25/47	609	298
6	Credit Suisse AG	1.625%	3/6/15	400	401
3	Credit Suisse Mortgage
	Capital Certificates	6.008%	6/15/38	357	405
3	Credit Suisse Mortgage
	Capital Certificates	5.869%	6/15/39	162	162
3	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	576	577
3	CW Capital Cobalt Ltd.	5.484%	4/15/47	600	663
[3,5]	Discover Card Master Trust	0.822%	3/15/18	4,200	4,243
[3,5]	Discover Card Master Trust	0.611%	11/15/19	2,000	2,002
[3,6]	Dominos Pizza Master Issuer LLC	5.216%	1/25/42	797	834
[3,6]	Enterprise Fleet Financing LLC	1.430%	10/20/16	1,246	1,248
[3,6]	Enterprise Fleet Financing LLC	1.900%	10/20/16	300	304
[3,6]	Enterprise Fleet Financing LLC	2.100%	5/20/17	331	338
[3,6]	Extended Stay America Trust	2.951%	11/5/27	388	391
3	First Horizon Asset Securities Inc.	2.032%	11/25/36	351	229
	First Horizon Asset Securities Inc.	2.585%	1/25/37	853	579
[3,6]	Fontainebleau Miami Beach Trust	2.887%	5/5/27	230	234
3	Ford Credit Auto Lease Trust	1.420%	1/15/15	400	404
3	Ford Credit Auto Lease Trust	1.030%	4/15/15	600	601
3	Ford Credit Auto Owner Trust	4.500%	7/15/14	367	371
3	Ford Credit Auto Owner Trust	2.930%	11/15/15	150	155

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Ford Credit Auto Owner Trust	3.220%	3/15/16	150	155
3	Ford Credit Auto Owner Trust	1.150%	6/15/17	250	252
[3,5,6] Ford Credit Floorplan Master
	Owner Trust	1.892%	12/15/14	1,100	1,107
[3,5,6] Ford Credit Floorplan Master
	Owner Trust	2.492%	12/15/14	440	443
[3,5,6] Ford Credit Floorplan Master
	Owner Trust	2.892%	12/15/14	2,280	2,297
[3,5,6] Ford Credit Floorplan Master
	Owner Trust	1.942%	2/15/17	2,635	2,715
[3,6]	Ford Credit Floorplan Master
	Owner Trust	4.200%	2/15/17	410	442
[3,6]	Ford Credit Floorplan Master
	Owner Trust	4.990%	2/15/17	530	566
3	Ford Credit Floorplan Master
	Owner Trust	1.920%	1/15/19	700	710
3	GE Capital Credit Card Master
	Note Trust	2.220%	1/15/22	2,000	2,029
[3,5]	GE Dealer Floorplan Master
	Note Trust	0.844%	7/20/16	1,500	1,505
[3,5]	GE Dealer Floorplan Master
	Note Trust	0.814%	2/20/17	1,000	1,002
[3,5]	GE Dealer Floorplan Master
	Note Trust	0.994%	4/22/19	900	905
3	GMAC Mortgage Corp. Loan Trust	5.047%	11/19/35	161	140
[3,6]	Golden Credit Card Trust	1.770%	1/15/19	2,200	2,233
[3,5]	Granite Master Issuer plc	0.323%	12/17/54	74	70
[3,5]	Granite Master Issuer plc	0.384%	12/20/54	221	211
[3,6]	Great America Leasing Receivables	2.340%	4/15/16	450	459
3	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	250	273
[3,6]	GS Mortgage Securities Corp. II	3.215%	2/10/21	340	345
[3,6]	GS Mortgage Securities Corp. II	3.563%	2/10/21	125	127
[3,6]	GS Mortgage Securities Corp. II	3.551%	4/10/34	500	517
3	GS Mortgage Securities Corp. II	5.553%	4/10/38	667	742
[3,6]	GS Mortgage Securities Corp. II	5.403%	12/10/43	100	99
[3,6]	GS Mortgage Securities Corp. II	5.728%	3/10/44	70	69
3	GS Mortgage Securities Corp. II	3.377%	5/10/45	150	154
3	Harley-Davidson Motorcycle Trust	2.400%	7/15/14	107	107
3	Harley-Davidson Motorcycle Trust	1.530%	9/15/15	700	707
3	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	145	146
3	Harley-Davidson Motorcycle Trust	1.310%	3/15/17	1,200	1,212
3	Harley-Davidson Motorcycle Trust	2.540%	4/15/17	177	177
[3,6]	Hertz Vehicle Financing LLC	5.290%	3/25/16	620	681
[3,6]	Hertz Vehicle Financing LLC	3.740%	2/25/17	1,500	1,617
[3,6]	Hertz Vehicle Financing LLC	3.290%	3/25/18	1,000	1,065
[3,6]	Hyundai Auto Lease Securitization
	Trust 2011-A	1.020%	8/15/14	1,500	1,508
[3,6]	Hyundai Auto Lease Securitization
	Trust 2011-A	1.120%	11/15/16	1,000	1,010
[3,6]	Hyundai Auto Lease Securitization
	Trust 2011-A	1.050%	4/17/17	400	400
3	Hyundai Auto Receivables Trust	3.150%	3/15/16	700	715
[3,5,6] Hyundai Floorplan Master Owner Trust		1.492%	11/17/14	550	552
5	Illinois Student Assistance Commission	1.516%	4/25/22	900	908
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.633%	12/5/27	690	800
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.608%	6/15/43	120	133
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.616%	11/15/43	75	80
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.070%	11/15/43	70	76
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.713%	11/15/43	150	152
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.713%	11/15/43	170	159
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.388%	2/15/46	440	487
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.625%	3/15/46	120	122

35

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.298%	5/15/47	323	326
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.994%	6/15/49	953	973
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.827%	2/15/51	704	713
[3,5,6] Kildare Securities Ltd.		0.588%	12/10/43	371	326
3	LB-UBS Commercial Mortgage Trust	6.067%	6/15/38	270	308
3	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	84	84
3	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	122	122
3	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	1,000	1,140
[3,6]	Macquarie Equipment Funding Trust	1.910%	4/20/17	350	354
3	Master Adjustable Rate
	Mortgages Trust	2.476%	4/25/34	88	78
[3,5]	MBNA Credit Card Master Note Trust	0.662%	7/15/15	1,481	1,476
[3,5]	MBNA Credit Card Master Note Trust	1.592%	3/15/16	230	231
[3,5]	MBNA Credit Card Master Note Trust	1.142%	11/15/16	1,050	1,049
[3,5]	MBNA Credit Card Master Note Trust	0.502%	8/16/21	455	451
[3,6]	Mercedes-Benz Auto Lease Trust	1.240%	7/17/17	350	352
3	Merrill Lynch Mortgage Investors Inc.	2.227%	2/25/33	82	77
3	Merrill Lynch Mortgage Investors Inc.	2.754%	7/25/33	33	33
3	Merrill Lynch Mortgage Trust	4.556%	6/12/43	53	53
3	Merrill Lynch Mortgage Trust	5.937%	6/12/50	226	226
3	Merrill Lynch Mortgage Trust	5.425%	2/12/51	87	87
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	82	82
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	200	200
[3,6]	MMAF Equipment Finance LLC	2.100%	7/15/17	625	643
[3,6]	MMAF Equipment Finance LLC	3.040%	8/15/28	700	738
[3,6]	MMAF Equipment Finance LLC	3.510%	1/15/30	550	570
[3,6]	MMAF Equipment Finance LLC	1.980%	6/10/32	370	371
3	Morgan Stanley Capital I Inc.	5.823%	6/11/42	378	377
3	Morgan Stanley Capital I Inc.	5.090%	10/12/52	141	141
3	Morgan Stanley Mortgage Loan Trust	2.455%	6/25/36	396	288
[3,5,6] Navistar Financial Dealer Note
	Master Trust	1.695%	10/26/15	300	301
3	Nissan Auto Lease Trust	0.980%	5/15/15	585	587
3	Nissan Auto Lease Trust	1.100%	1/16/17	900	904
3	Nissan Auto Lease Trust	1.130%	5/15/17	340	341
[3,5,6] Nissan Master Owner
	Trust Receivables	1.392%	1/15/15	1,500	1,507
[3,5]	Nissan Master Owner
	Trust Receivables	0.712%	5/15/17	1,570	1,574
5	North Carolina Education Assistance
	Authority Student Loan Revenue	1.366%	1/26/26	700	703
[3,5,6] Permanent Master Issuer plc		1.617%	7/15/42	1,240	1,243
[3,6]	Rental Car Finance Corp.	2.510%	2/25/16	2,400	2,451
3	RFMSI Trust	3.823%	8/25/36	712	459
3	RFMSI Trust	3.700%	9/25/36	256	167
[3,5,6] Silverstone Master Issuer plc		1.966%	1/21/55	790	794
[3,5,6] SLM Student Loan Trust		1.342%	12/15/21	363	364
[3,5,6] SLM Student Loan Trust		1.642%	12/15/23	723	727
[3,5,6] SLM Student Loan Trust		1.242%	10/15/24	474	474
[3,5]	SLM Student Loan Trust	0.586%	1/27/25	1,033	1,015
[3,5]	SLM Student Loan Trust	0.566%	4/25/25	2,275	2,229
[3,5]	SLM Student Loan Trust	0.566%	10/25/25	455	447
[3,5]	SLM Student Loan Trust	0.576%	10/27/25	800	762
[3,5]	SLM Student Loan Trust	0.556%	1/26/26	1,575	1,475
[3,5]	SLM Student Loan Trust	0.576%	1/25/27	500	474
[3,6]	SLM Student Loan Trust	4.370%	4/17/28	300	317
[3,6]	SLM Student Loan Trust	3.740%	2/15/29	1,400	1,447
[3,6]	SLM Student Loan Trust	3.480%	10/15/30	450	461
[3,6]	SLM Student Loan Trust	4.540%	10/17/44	637	676
[3,5,6] SMART Trust		1.091%	10/14/14	286	287
[3,6]	SMART Trust	1.770%	10/14/14	691	693
[3,5,6] SMART Trust		1.741%	12/14/15	1,300	1,313
[3,6]	SMART Trust	2.520%	11/14/16	700	714
[3,6]	SMART Trust	2.310%	4/14/17	1,150	1,166
[3,6]	Sonic Capital LLC	5.438%	5/20/41	484	508
[3,5]	South Carolina Student Loan Corp.	1.466%	7/25/25	650	656

36

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	TAL Advantage LLC	4.310%	5/20/26	339	342
[3,6]	Textainer Marine Containers Ltd.	4.700%	6/15/26	450	464
[3,6]	Tidewater Auto Receivables Trust	5.920%	5/15/17	60	60
6	Toronto-Dominion Bank	1.625%	9/14/16	2,350	2,399
6	Toronto-Dominion Bank	1.500%	3/13/17	1,500	1,518
[3,6]	UBS-BAMLL Trust	3.663%	6/10/30	300	306
3	Volkswagen Auto Lease Trust	1.060%	5/22/17	350	350
3	Volkswagen Auto Loan Enhanced Trust	1.150%	7/20/18	500	504
[3,5,6] Volkswagen Credit Auto Master Trust		0.924%	9/20/16	1,900	1,910
[3,6]	Volvo Financial Equipment LLC	2.990%	5/15/17	480	482
[3,6]	Volvo Financial Equipment LLC	2.380%	9/16/19	150	151
3	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	270	306
3	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	678	681
3	Wachovia Bank Commercial
	Mortgage Trust	5.572%	10/15/48	1,090	1,224
3	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	25	25
3	WaMu Mortgage Pass
	Through Certificates	2.482%	1/25/33	22	21
3	WaMu Mortgage Pass
	Through Certificates	2.418%	8/25/33	41	39
3	WaMu Mortgage Pass
	Through Certificates	2.455%	9/25/33	50	49
3	Wells Fargo Mortgage Backed
	Securities Trust	2.624%	10/25/36	769	562
6	Westpac Banking Corp.	2.450%	11/28/16	300	309
3	WF-RBS Commercial Mortgage Trust	3.431%	6/15/45	300	307
3	WF-RBS Commercial Mortgage Trust	4.090%	6/15/45	200	206
3	World Omni Auto Receivables Trust	5.120%	5/15/14	253	257
3	World Omni Automobile Lease
	Securitization Trust	1.490%	10/15/14	1,300	1,309
3	World Omni Automobile Lease
	Securitization Trust	1.780%	9/15/16	660	671
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $173,511)					174,765
Corporate Bonds (64.4%)
Finance (30.2%)
	Banking (21.1%)
	Abbey National Treasury Services plc	2.875%	4/25/14	910	890
6	Abbey National Treasury Services plc	3.875%	11/10/14	400	393
	Abbey National Treasury Services plc	4.000%	4/27/16	500	492
	American Express Bank FSB	5.500%	4/16/13	2,100	2,178
	American Express Centurion Bank	6.000%	9/13/17	250	295
	American Express Co.	4.875%	7/15/13	120	125
	American Express Co.	7.250%	5/20/14	750	832
	American Express Credit Corp.	5.875%	5/2/13	1,065	1,109
	American Express Credit Corp.	7.300%	8/20/13	1,615	1,728
	American Express Credit Corp.	5.125%	8/25/14	750	810
	American Express Credit Corp.	1.750%	6/12/15	550	556
	American Express Credit Corp.	2.750%	9/15/15	1,376	1,427
	American Express Credit Corp.	2.800%	9/19/16	1,755	1,832
	American Express Credit Corp.	2.375%	3/24/17	500	513
6	ANZ National International Ltd.	6.200%	7/19/13	450	471
	Astoria Financial Corp.	5.750%	10/15/12	250	252
6	Australia & New Zealand Banking
	Group Ltd.	3.250%	3/1/16	800	830
	Bancolombia SA	4.250%	1/12/16	180	187
	Bank of America Corp.	4.875%	1/15/13	1,315	1,337
	Bank of America Corp.	4.900%	5/1/13	405	414
	Bank of America Corp.	7.375%	5/15/14	1,650	1,775
	Bank of America Corp.	5.375%	6/15/14	300	313
	Bank of America Corp.	4.500%	4/1/15	1,095	1,133
	Bank of America Corp.	4.750%	8/1/15	290	302
	Bank of America Corp.	3.700%	9/1/15	100	101
	Bank of America Corp.	3.625%	3/17/16	825	829
	Bank of America Corp.	3.750%	7/12/16	760	766
	Bank of America Corp.	6.500%	8/1/16	600	659
	Bank of America Corp.	5.625%	10/14/16	370	393

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.420%	3/15/17	460	476
	Bank of America Corp.	3.875%	3/22/17	200	204
	Bank of Montreal	1.750%	4/29/14	400	408
	Bank of Montreal	2.500%	1/11/17	1,775	1,839
	Bank of New York Mellon Corp.	4.950%	11/1/12	75	76
	Bank of New York Mellon Corp.	4.500%	4/1/13	50	52
	Bank of New York Mellon Corp.	5.125%	8/27/13	500	526
	Bank of New York Mellon Corp.	4.300%	5/15/14	1,167	1,246
	Bank of New York Mellon Corp.	1.700%	11/24/14	460	468
	Bank of New York Mellon Corp.	3.100%	1/15/15	340	358
	Bank of New York Mellon Corp.	1.200%	2/20/15	280	281
	Bank of New York Mellon Corp.	4.950%	3/15/15	825	900
	Bank of New York Mellon Corp.	2.300%	7/28/16	690	712
	Bank of New York Mellon Corp.	2.400%	1/17/17	760	784
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	202
	Bank of Nova Scotia	2.250%	1/22/13	1,500	1,514
	Bank of Nova Scotia	2.375%	12/17/13	1,275	1,306
	Bank of Nova Scotia	1.850%	1/12/15	900	916
	Bank of Nova Scotia	3.400%	1/22/15	1,195	1,261
	Bank of Nova Scotia	2.050%	10/7/15	387	396
	Bank of Nova Scotia	2.900%	3/29/16	660	691
	Bank of Nova Scotia	2.550%	1/12/17	1,075	1,116
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.600%	1/22/13	645	650
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.600%	9/11/13	800	805
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.350%	2/23/17	200	204
	Bank One Corp.	5.250%	1/30/13	700	717
	Bank One Corp.	4.900%	4/30/15	385	405
	Barclays Bank plc	2.500%	1/23/13	789	795
	Barclays Bank plc	2.375%	1/13/14	1,000	1,001
	Barclays Bank plc	5.200%	7/10/14	2,640	2,786
	Barclays Bank plc	2.750%	2/23/15	1,300	1,303
	Barclays Bank plc	5.000%	9/22/16	2,425	2,629
	BB&T Corp.	3.375%	9/25/13	300	309
	BB&T Corp.	2.050%	4/28/14	1,220	1,245
	BB&T Corp.	5.700%	4/30/14	1,331	1,443
	BB&T Corp.	5.200%	12/23/15	365	402
	BB&T Corp.	3.200%	3/15/16	825	872
	BB&T Corp.	3.950%	4/29/16	260	284
	BB&T Corp.	2.150%	3/22/17	850	862
	BB&T Corp.	4.900%	6/30/17	250	275
	Bear Stearns Cos. LLC	5.700%	11/15/14	1,972	2,127
	Bear Stearns Cos. LLC	5.300%	10/30/15	585	633
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	705
	BNP Paribas SA	3.250%	3/11/15	1,100	1,110
	BNP Paribas SA	3.600%	2/23/16	1,520	1,540
	BNY Mellon NA	4.750%	12/15/14	450	486
6	BPCE SA	2.375%	10/4/13	355	351
	Branch Banking & Trust Co.	5.625%	9/15/16	125	143
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	950	990
	Capital One Bank USA NA	6.500%	6/13/13	125	131
	Capital One Financial Corp.	6.250%	11/15/13	200	212
	Capital One Financial Corp.	7.375%	5/23/14	1,040	1,144
	Capital One Financial Corp.	2.125%	7/15/14	550	554
	Capital One Financial Corp.	2.150%	3/23/15	500	503
	Capital One Financial Corp.	3.150%	7/15/16	260	269
	Citigroup Inc.	5.500%	4/11/13	860	884
	Citigroup Inc.	5.850%	7/2/13	230	239
	Citigroup Inc.	6.500%	8/19/13	820	860
	Citigroup Inc.	6.000%	12/13/13	1,257	1,320
	Citigroup Inc.	6.375%	8/12/14	905	968
	Citigroup Inc.	5.000%	9/15/14	495	506
	Citigroup Inc.	5.500%	10/15/14	475	503
	Citigroup Inc.	6.010%	1/15/15	660	708
	Citigroup Inc.	2.650%	3/2/15	305	305
	Citigroup Inc.	4.875%	5/7/15	251	257
	Citigroup Inc.	4.750%	5/19/15	956	1,003
	Citigroup Inc.	4.700%	5/29/15	165	172
	Citigroup Inc.	4.587%	12/15/15	500	522
	Citigroup Inc.	3.953%	6/15/16	250	256
	Citigroup Inc.	5.850%	8/2/16	190	206
	Citigroup Inc.	4.450%	1/10/17	850	892

37

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6,7] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Comerica Bank	5.700%	6/1/14	470	502
	Comerica Bank	5.750%	11/21/16	225	254
	Comerica Bank	5.200%	8/22/17	60	67
6	Commonwealth Bank of Australia	5.000%	11/6/12	400	405
	Commonwealth Bank of Australia	1.950%	3/16/15	1,150	1,156
6	Commonwealth Bank of Australia	3.250%	3/17/16	800	830
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	1.850%	1/10/14	55	55
6	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.200%	5/13/14	360	376
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	300	302
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	2,360	2,428
	Countrywide Financial Corp.	6.250%	5/15/16	630	655
	Credit Suisse	5.000%	5/15/13	1,825	1,880
	Credit Suisse	2.200%	1/14/14	200	201
	Credit Suisse	5.500%	5/1/14	1,700	1,804
	Credit Suisse	3.500%	3/23/15	944	978
	Credit Suisse USA Inc.	5.500%	8/15/13	250	260
	Credit Suisse USA Inc.	4.875%	1/15/15	467	500
	Credit Suisse USA Inc.	5.125%	8/15/15	900	976
	Credit Suisse USA Inc.	5.375%	3/2/16	625	694
	Credit Suisse USA Inc.	5.850%	8/16/16	950	1,073
	Deutsche Bank AG	5.375%	10/12/12	166	168
	Deutsche Bank AG	2.375%	1/11/13	1,210	1,218
	Deutsche Bank AG	4.875%	5/20/13	2,600	2,677
	Deutsche Bank AG	3.450%	3/30/15	1,290	1,345
	Deutsche Bank AG	3.250%	1/11/16	2,398	2,465
	Deutsche Bank AG	6.000%	9/1/17	200	229
	Deutsche Bank Financial LLC	5.375%	3/2/15	175	182
	Fifth Third Bancorp	6.250%	5/1/13	635	661
	Fifth Third Bancorp	3.625%	1/25/16	1,000	1,055
	Fifth Third Bank	4.750%	2/1/15	425	454
3	Fifth Third Capital Trust IV	6.500%	4/15/67	5	5
	First Horizon National Corp.	5.375%	12/15/15	875	920
	Golden West Financial Corp.	4.750%	10/1/12	400	404
	Goldman Sachs Group Inc.	4.750%	7/15/13	105	108
	Goldman Sachs Group Inc.	5.250%	10/15/13	1,440	1,500
	Goldman Sachs Group Inc.	5.150%	1/15/14	495	514
	Goldman Sachs Group Inc.	6.000%	5/1/14	1,197	1,266
	Goldman Sachs Group Inc.	5.000%	10/1/14	1,225	1,280
	Goldman Sachs Group Inc.	5.125%	1/15/15	500	522
	Goldman Sachs Group Inc.	3.300%	5/3/15	200	200
	Goldman Sachs Group Inc.	3.700%	8/1/15	1,175	1,185
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,469	1,542
	Goldman Sachs Group Inc.	3.625%	2/7/16	1,290	1,291
	Goldman Sachs Group Inc.	5.750%	10/1/16	1,000	1,067
	Goldman Sachs Group Inc.	5.625%	1/15/17	310	325
6	HSBC Bank plc	1.625%	8/12/13	220	221
	HSBC Bank USA NA	4.625%	4/1/14	670	697
	HSBC USA Inc.	2.375%	2/13/15	2,150	2,176
6	ING Bank NV	3.750%	3/7/17	360	357
	JPMorgan Chase & Co.	4.750%	5/1/13	682	702
	JPMorgan Chase & Co.	1.650%	9/30/13	50	50
	JPMorgan Chase & Co.	5.375%	1/15/14	175	185
	JPMorgan Chase & Co.	2.050%	1/24/14	875	885
	JPMorgan Chase & Co.	4.875%	3/15/14	800	841
	JPMorgan Chase & Co.	4.650%	6/1/14	626	659
	JPMorgan Chase & Co.	5.125%	9/15/14	1,657	1,761
	JPMorgan Chase & Co.	3.700%	1/20/15	978	1,018
	JPMorgan Chase & Co.	4.750%	3/1/15	200	214
	JPMorgan Chase & Co.	1.875%	3/20/15	415	414
	JPMorgan Chase & Co.	3.400%	6/24/15	685	709
5	JPMorgan Chase & Co.	1.535%	9/1/15	190	188
	JPMorgan Chase & Co.	5.150%	10/1/15	250	268
	JPMorgan Chase & Co.	2.600%	1/15/16	463	467
	JPMorgan Chase & Co.	3.450%	3/1/16	820	849
	JPMorgan Chase & Co.	3.150%	7/5/16	1,180	1,211
	KeyBank NA	5.450%	3/3/16	300	333

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	KeyCorp	6.500%	5/14/13	700	732
	KeyCorp	3.750%	8/13/15	625	660
	Lloyds TSB Bank plc	4.875%	1/21/16	2,161	2,269
	Lloyds TSB Bank plc	4.200%	3/28/17	2,050	2,115
5	Manufacturers & Traders Trust Co.	1.968%	4/1/13	400	400
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	460	537
	Mellon Funding Corp.	5.200%	5/15/14	200	216
	Mellon Funding Corp.	5.000%	12/1/14	165	178
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	460	468
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	335	346
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	105	109
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	715	748
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	410	425
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	275	285
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	117	120
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	326	355
	Morgan Stanley	2.875%	1/24/14	700	692
	Morgan Stanley	4.750%	4/1/14	1,419	1,430
	Morgan Stanley	6.000%	5/13/14	779	806
	Morgan Stanley	4.200%	11/20/14	665	665
	Morgan Stanley	4.100%	1/26/15	900	893
	Morgan Stanley	6.000%	4/28/15	665	687
	Morgan Stanley	4.000%	7/24/15	550	540
	Morgan Stanley	5.375%	10/15/15	670	682
	Morgan Stanley	3.450%	11/2/15	250	243
	Morgan Stanley	3.800%	4/29/16	1,030	994
	Morgan Stanley	5.750%	10/18/16	505	517
	Morgan Stanley	5.450%	1/9/17	985	1,001
	Morgan Stanley	4.750%	3/22/17	395	393
	Morgan Stanley	5.550%	4/27/17	255	259
	National Australia Bank Ltd.	2.000%	3/9/15	1,050	1,051
	National Australia Bank Ltd.	2.750%	3/9/17	1,130	1,137
	National Bank of Canada	1.500%	6/26/15	800	803
	National City Bank	4.625%	5/1/13	170	175
	National City Bank	5.250%	12/15/16	500	556
	National City Bank	5.800%	6/7/17	375	430
	National City Corp.	4.900%	1/15/15	655	709
6	Nordea Bank AB	3.125%	3/20/17	765	771
	North Fork Bancorporation Inc.	5.875%	8/15/12	134	135
	PNC Funding Corp.	3.000%	5/19/14	405	421
	PNC Funding Corp.	5.400%	6/10/14	400	432
	PNC Funding Corp.	3.625%	2/8/15	800	848
	PNC Funding Corp.	4.250%	9/21/15	615	669
	PNC Funding Corp.	5.250%	11/15/15	656	722
	PNC Funding Corp.	2.700%	9/19/16	1,290	1,339
[3,5]	RBS Capital Trust IV	1.261%	9/29/49	300	136
	Royal Bank of Canada	1.125%	1/15/14	1,300	1,309
	Royal Bank of Canada	1.150%	3/13/15	500	501
	Royal Bank of Canada	2.625%	12/15/15	120	125
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,789
	Royal Bank of Canada	2.300%	7/20/16	1,000	1,030
	Royal Bank of Scotland plc	3.400%	8/23/13	1,495	1,507
	Royal Bank of Scotland plc	3.250%	1/11/14	500	504
6	Royal Bank of Scotland plc	4.875%	8/25/14	1,038	1,062
	Royal Bank of Scotland plc	4.875%	3/16/15	1,120	1,153
	Royal Bank of Scotland plc	3.950%	9/21/15	1,751	1,783
	Royal Bank of Scotland plc	4.375%	3/16/16	1,409	1,443
	Santander Holdings USA Inc.	4.625%	4/19/16	200	193
6	Santander US Debt SA Unipersonal	2.991%	10/7/13	1,500	1,441
	SouthTrust Corp.	5.800%	6/15/14	680	731
	State Street Bank and Trust Co.	5.300%	1/15/16	190	212
	State Street Corp.	2.875%	3/7/16	1,100	1,164
6	Sumitomo Mitsui Banking Corp.	2.150%	7/22/13	840	847
	SunTrust Banks Inc.	3.600%	4/15/16	600	622
	SunTrust Banks Inc.	3.500%	1/20/17	200	207
	Svenska Handelsbanken AB	3.125%	7/12/16	601	622
	Svenska Handelsbanken AB	2.875%	4/4/17	400	407
	Toronto-Dominion Bank	2.500%	7/14/16	639	662
	Toronto-Dominion Bank	2.375%	10/19/16	1,790	1,844
	UBS AG	2.250%	1/28/14	1,650	1,659
	UBS AG	3.875%	1/15/15	1,390	1,438

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	UBS AG	5.875%	7/15/16	350	368
	UBS AG	5.875%	12/20/17	90	101
	Union Bank NA	5.950%	5/11/16	1,100	1,224
	Union Bank NA	3.000%	6/6/16	625	654
	UnionBanCal Corp.	5.250%	12/16/13	250	262
	US Bancorp	1.375%	9/13/13	300	303
	US Bancorp	1.125%	10/30/13	550	553
	US Bancorp	4.200%	5/15/14	777	828
	US Bancorp	2.875%	11/20/14	648	679
	US Bancorp	2.450%	7/27/15	900	938
	US Bancorp	2.200%	11/15/16	800	824
	US Bancorp	1.650%	5/15/17	600	604
	US Bank NA	6.300%	2/4/14	1,700	1,841
5	US Bank NA	0.747%	10/14/14	180	178
	US Bank NA	4.950%	10/30/14	500	543
3	US Bank NA	3.778%	4/29/20	720	751
	Wachovia Bank NA	4.800%	11/1/14	400	427
	Wachovia Bank NA	4.875%	2/1/15	384	414
	Wachovia Bank NA	5.000%	8/15/15	250	271
	Wachovia Corp.	5.500%	5/1/13	295	307
	Wachovia Corp.	4.875%	2/15/14	369	386
	Wachovia Corp.	5.250%	8/1/14	1,048	1,120
	Wachovia Corp.	5.625%	10/15/16	920	1,036
7	Washington Mutual Bank	6.875%	6/15/11	517	1
	Wells Fargo & Co.	4.625%	4/15/14	321	338
	Wells Fargo & Co.	3.750%	10/1/14	1,357	1,428
	Wells Fargo & Co.	1.250%	2/13/15	600	598
	Wells Fargo & Co.	3.625%	4/15/15	380	403
	Wells Fargo & Co.	1.500%	7/1/15	1,000	999
	Wells Fargo & Co.	3.676%	6/15/16	880	936
	Wells Fargo & Co.	2.625%	12/15/16	635	654
	Wells Fargo & Co.	2.100%	5/8/17	895	894
	Wells Fargo Bank NA	4.750%	2/9/15	285	306
	Westpac Banking Corp.	2.100%	8/2/13	2,250	2,278
	Westpac Banking Corp.	1.850%	12/9/13	1,810	1,829
	Westpac Banking Corp.	4.200%	2/27/15	1,225	1,304
	Westpac Banking Corp.	3.000%	8/4/15	775	804
	Westpac Banking Corp.	3.000%	12/9/15	1,350	1,404

	Brokerage (0.4%)
	Ameriprise Financial Inc.	5.650%	11/15/15	185	210
	BlackRock Inc.	3.500%	12/10/14	740	784
6	Cantor Fitzgerald LP	6.375%	6/26/15	140	141
	Charles Schwab Corp.	4.950%	6/1/14	585	627
	Franklin Resources Inc.	2.000%	5/20/13	400	405
	Jefferies Group Inc.	5.875%	6/8/14	150	155
	Jefferies Group Inc.	3.875%	11/9/15	500	490
	Jefferies Group Inc.	5.125%	4/13/18	120	116
7	Lehman Brothers Holdings
	E-Capital Trust I	3.589%	8/19/65	210	—
	TD Ameritrade Holding Corp.	2.950%	12/1/12	475	479
	TD Ameritrade Holding Corp.	4.150%	12/1/14	400	423

	Finance Companies (2.1%)
	General Electric Capital Corp.	3.500%	8/13/12	235	236
	General Electric Capital Corp.	2.800%	1/8/13	675	683
	General Electric Capital Corp.	4.800%	5/1/13	873	902
	General Electric Capital Corp.	1.875%	9/16/13	1,275	1,289
	General Electric Capital Corp.	2.100%	1/7/14	445	451
	General Electric Capital Corp.	5.900%	5/13/14	625	679
	General Electric Capital Corp.	5.500%	6/4/14	350	377
	General Electric Capital Corp.	4.750%	9/15/14	242	260
	General Electric Capital Corp.	3.750%	11/14/14	850	894
	General Electric Capital Corp.	2.150%	1/9/15	705	721
	General Electric Capital Corp.	4.375%	9/21/15	875	951
	General Electric Capital Corp.	2.250%	11/9/15	485	494
	General Electric Capital Corp.	5.000%	1/8/16	595	655
	General Electric Capital Corp.	2.950%	5/9/16	600	621
	General Electric Capital Corp.	3.350%	10/17/16	1,195	1,270
	General Electric Capital Corp.	2.900%	1/9/17	725	749
3	General Electric Capital Corp.	6.375%	11/15/67	375	388

38

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	HSBC Finance Corp.	0.818%	9/14/12	200	200
	HSBC Finance Corp.	6.375%	11/27/12	1,100	1,123
	HSBC Finance Corp.	5.250%	1/15/14	1,725	1,803
	HSBC Finance Corp.	5.250%	4/15/15	600	641
	HSBC Finance Corp.	5.000%	6/30/15	729	778
	HSBC Finance Corp.	5.500%	1/19/16	1,267	1,374
5	HSBC Finance Corp.	0.897%	6/1/16	400	366
	SLM Corp.	5.375%	5/15/14	400	414
	SLM Corp.	5.050%	11/14/14	350	360
	SLM Corp.	6.250%	1/25/16	840	879
	SLM Corp.	6.000%	1/25/17	810	836
6	USAA Capital Corp.	3.500%	7/17/14	240	252
6	USAA Capital Corp.	1.050%	9/30/14	440	441
6	USAA Capital Corp.	2.250%	12/13/16	260	267

	Insurance (4.9%)
	ACE INA Holdings Inc.	5.875%	6/15/14	799	869
	ACE INA Holdings Inc.	5.600%	5/15/15	460	515
	ACE INA Holdings Inc.	2.600%	11/23/15	660	686
	ACE INA Holdings Inc.	5.700%	2/15/17	280	329
	Aegon NV	4.750%	6/1/13	743	765
	Aetna Inc.	6.000%	6/15/16	560	652
	Aetna Inc.	1.750%	5/15/17	125	125
	Aflac Inc.	3.450%	8/15/15	300	319
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	220	253
	Allstate Corp.	6.200%	5/16/14	540	594
	Allstate Life Global Funding Trusts	5.375%	4/30/13	575	598
	American International Group Inc.	4.250%	5/15/13	708	722
	American International Group Inc.	3.650%	1/15/14	335	342
	American International Group Inc.	4.250%	9/15/14	984	1,021
	American International Group Inc.	5.050%	10/1/15	670	710
	American International Group Inc.	4.875%	9/15/16	888	940
	American International Group Inc.	5.600%	10/18/16	300	326
	American International Group Inc.	3.800%	3/22/17	180	183
	American International Group Inc.	5.450%	5/18/17	365	397
	Axis Capital Holdings Ltd.	5.750%	12/1/14	1,140	1,208
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	575	587
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	1,829	1,892
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	100	105
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	500	525
	Berkshire Hathaway Finance Corp.	1.500%	1/10/14	600	609
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	350	380
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	610	637
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	300	302
	Berkshire Hathaway Inc.	2.125%	2/11/13	1,230	1,242
	Berkshire Hathaway Inc.	3.200%	2/11/15	215	228
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	130
	Berkshire Hathaway Inc.	1.900%	1/31/17	575	586
3	Chubb Corp.	6.375%	3/29/67	80	82
	Cigna Corp.	2.750%	11/15/16	900	928
	CNA Financial Corp.	5.850%	12/15/14	770	828
	CNA Financial Corp.	6.500%	8/15/16	255	287
	Genworth Financial Inc.	5.750%	6/15/14	300	303
	Hartford Financial Services Group Inc.	4.000%	3/30/15	200	210
	Hartford Financial Services Group Inc.	5.375%	3/15/17	150	160
	Hartford Financial Services Group Inc.	4.000%	10/15/17	68	68
6	Jackson National Life Global Funding	5.375%	5/8/13	1,050	1,090
	Lincoln National Corp.	5.650%	8/27/12	750	755
	Manulife Financial Corp.	3.400%	9/17/15	380	392
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	330	352
6	MassMutual Global Funding II	3.125%	4/14/16	625	661
	MetLife Inc.	2.375%	2/6/14	1,500	1,529
	MetLife Inc.	6.750%	6/1/16	450	527
6	Metropolitan Life Global Funding I	2.500%	1/11/13	95	96
6	Metropolitan Life Global Funding I	5.125%	4/10/13	250	259
6	Metropolitan Life Global Funding I	2.000%	1/10/14	1,000	1,013
[5,6]	Monumental Global Funding III	0.636%	1/25/13	275	274
[5,6]	Monumental Global Funding III	0.667%	1/15/14	350	344
6	Monumental Global Funding III	5.250%	1/15/14	375	391
6	Monumental Global Funding Ltd.	5.500%	4/22/13	25	26
6	New York Life Global Funding	5.375%	9/15/13	300	317

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	New York Life Global Funding	3.000%	5/4/15	565	596
6	Pacific Life Global Funding	5.150%	4/15/13	194	200
6	Pricoa Global Funding I	5.400%	10/18/12	415	421
6	Pricoa Global Funding I	5.450%	6/11/14	855	922
	Principal Financial Group Inc.	7.875%	5/15/14	700	780
6	Principal Life Global Funding I	5.250%	1/15/13	885	906
6	Principal Life Global Funding I	5.125%	10/15/13	360	379
6	Principal Life Global Funding I	5.050%	3/15/15	250	272
	Principal Life Income Funding Trusts	5.300%	12/14/12	25	26
	Principal Life Income Funding Trusts	5.300%	4/24/13	340	353
	Protective Life Corp.	4.300%	6/1/13	265	273
	Prudential Financial Inc.	3.625%	9/17/12	725	729
	Prudential Financial Inc.	2.750%	1/14/13	1,000	1,010
	Prudential Financial Inc.	5.150%	1/15/13	670	685
	Prudential Financial Inc.	5.100%	9/20/14	250	268
	Prudential Financial Inc.	6.200%	1/15/15	150	164
	Prudential Financial Inc.	4.750%	9/17/15	800	861
	Prudential Financial Inc.	3.000%	5/12/16	275	283
	Reinsurance Group of America Inc.	5.625%	3/15/17	175	191
6	TIAA Global Markets Inc.	4.950%	7/15/13	140	146
	Transatlantic Holdings Inc.	5.750%	12/14/15	1,050	1,138
	Travelers Cos. Inc.	6.250%	6/20/16	245	288
	Travelers Property Casualty Corp.	5.000%	3/15/13	865	892
	UnitedHealth Group Inc.	5.500%	11/15/12	1,073	1,093
	UnitedHealth Group Inc.	4.875%	2/15/13	983	1,009
	UnitedHealth Group Inc.	4.875%	4/1/13	755	779
	UnitedHealth Group Inc.	5.000%	8/15/14	340	370
	WellPoint Inc.	6.800%	8/1/12	674	677
	WellPoint Inc.	6.000%	2/15/14	955	1,028
	WellPoint Inc.	5.000%	12/15/14	340	369
	WellPoint Inc.	5.250%	1/15/16	155	173
	Willis North America Inc.	5.625%	7/15/15	644	696
	Willis North America Inc.	6.200%	3/28/17	195	219
	XL Group plc	5.250%	9/15/14	1,199	1,266

	Other Finance (0.1%)
	ORIX Corp.	3.750%	3/9/17	500	498

	Real Estate Investment Trusts (1.6%)
	Boston Properties LP	6.250%	1/15/13	53	55
	Brandywine Operating Partnership LP	5.400%	11/1/14	150	158
	Brandywine Operating Partnership LP	7.500%	5/15/15	250	279
	Brandywine Operating Partnership LP	5.700%	5/1/17	75	81
	Camden Property Trust	5.000%	6/15/15	190	205
	DDR Corp.	5.375%	10/15/12	299	299
	DDR Corp.	5.500%	5/1/15	655	691
	Digital Realty Trust LP	4.500%	7/15/15	1,368	1,434
	Duke Realty LP	4.625%	5/15/13	275	282
	Duke Realty LP	6.250%	5/15/13	336	348
	ERP Operating LP	5.250%	9/15/14	260	280
	ERP Operating LP	6.584%	4/13/15	199	224
	ERP Operating LP	5.125%	3/15/16	420	464
	ERP Operating LP	5.375%	8/1/16	360	403
	HCP Inc.	2.700%	2/1/14	450	457
	HCP Inc.	3.750%	2/1/16	450	469
	Health Care REIT Inc.	5.875%	5/15/15	145	158
	Health Care REIT Inc.	3.625%	3/15/16	307	316
	Health Care REIT Inc.	4.125%	4/1/19	105	107
	Hospitality Properties Trust	7.875%	8/15/14	200	218
	Kilroy Realty LP	5.000%	11/3/15	450	479
	Kimco Realty Corp.	5.783%	3/15/16	380	418
	Liberty Property LP	6.375%	8/15/12	506	509
	ProLogis LP	6.250%	3/15/17	205	233
	ProLogis LP	4.500%	8/15/17	200	209
	Senior Housing Properties Trust	4.300%	1/15/16	300	302
	Simon Property Group LP	6.750%	5/15/14	428	464
	Simon Property Group LP	5.100%	6/15/15	285	313
	Simon Property Group LP	6.100%	5/1/16	165	188
	Simon Property Group LP	5.250%	12/1/16	140	157
	Simon Property Group LP	2.800%	1/30/17	892	912
	Simon Property Group LP	5.875%	3/1/17	125	144

39

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Simon Property Group LP	2.150%	9/15/17	1,400	1,393
	Tanger Properties LP	6.150%	11/15/15	490	547
	Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	425	434
6	WCI Finance LLC / WEA Finance LLC	5.400%	10/1/12	900	910
6	WEA Finance LLC / WT Finance
	Aust Pty Ltd.	7.500%	6/2/14	600	655
6	WEA Finance LLC / WT Finance
	Aust Pty Ltd.	5.750%	9/2/15	1,075	1,166
					302,660
Industrial (30.0%)
	Basic Industry (2.6%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	300	306
	Air Products & Chemicals Inc.	2.000%	8/2/16	240	247
	Alcoa Inc.	6.750%	7/15/18	250	282
6	Anglo American Capital plc	9.375%	4/8/14	275	308
6	Anglo American Capital plc	2.625%	4/3/17	250	250
	ArcelorMittal	5.375%	6/1/13	963	991
	ArcelorMittal	9.000%	2/15/15	475	535
	ArcelorMittal	3.750%	8/5/15	420	427
	ArcelorMittal	4.500%	2/25/17	1,275	1,241
	Barrick Gold Corp.	1.750%	5/30/14	960	972
	Barrick Gold Corp.	2.900%	5/30/16	650	682
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	175	181
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	1,100	1,191
	BHP Billiton Finance USA Ltd.	1.125%	11/21/14	1,225	1,231
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	716	735
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	940	947
	Celulosa Arauco y Constitucion SA	5.125%	7/9/13	120	124
	Dow Chemical Co.	7.600%	5/15/14	470	524
	Dow Chemical Co.	5.900%	2/15/15	430	480
	Dow Chemical Co.	2.500%	2/15/16	374	385
	Eastman Chemical Co.	2.400%	6/1/17	617	624
	Ecolab Inc.	3.000%	12/8/16	528	557
	EI du Pont de Nemours & Co.	5.875%	1/15/14	8	9
	EI du Pont de Nemours & Co.	1.950%	1/15/16	860	890
	EI du Pont de Nemours & Co.	2.750%	4/1/16	101	107
	EI du Pont de Nemours & Co.	5.250%	12/15/16	413	488
	EI du Pont de Nemours & Co.	6.000%	7/15/18	247	308
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	255	255
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	180	177
	International Paper Co.	5.300%	4/1/15	250	274
	International Paper Co.	7.950%	6/15/18	175	221
	Monsanto Co.	2.750%	4/15/16	151	160
	Praxair Inc.	4.625%	3/30/15	481	530
	Praxair Inc.	5.200%	3/15/17	237	278
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	3,140	3,584
	Rio Tinto Finance USA Ltd.	1.875%	11/2/15	355	363
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	945	985
	Rio Tinto Finance USA plc	2.000%	3/22/17	550	561
	Rohm & Haas Co.	5.600%	3/15/13	470	484
	Teck Resources Ltd.	10.250%	5/15/16	515	579
	Vale Overseas Ltd.	6.250%	1/11/16	390	436
	Vale Overseas Ltd.	6.250%	1/23/17	894	1,010
6	Xstrata Finance Canada Ltd.	2.850%	11/10/14	785	798

	Capital Goods (3.4%)
	ABB Finance USA Inc.	1.625%	5/8/17	370	372
6	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	362
	Black & Decker Corp.	5.750%	11/15/16	360	418
	Boeing Capital Corp.	5.800%	1/15/13	500	514
	Boeing Capital Corp.	2.125%	8/15/16	140	146
	Boeing Co.	3.500%	2/15/15	250	267
	Case New Holland Inc.	7.750%	9/1/13	1,020	1,084
	Caterpillar Financial Services Corp.	4.900%	8/15/13	450	471
	Caterpillar Financial Services Corp.	6.200%	9/30/13	1,800	1,925
	Caterpillar Financial Services Corp.	6.125%	2/17/14	940	1,021
	Caterpillar Financial Services Corp.	1.650%	4/1/14	625	636
5	Caterpillar Financial Services Corp.	0.816%	2/9/15	630	632
	Caterpillar Financial Services Corp.	4.750%	2/17/15	130	143
	Caterpillar Financial Services Corp.	1.100%	5/29/15	240	241
	Caterpillar Financial Services Corp.	2.750%	6/24/15	250	262

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.650%	4/1/16	450	472
Caterpillar Financial Services Corp.	2.050%	8/1/16	475	490
Caterpillar Inc.	1.500%	6/26/17	250	250
Cooper US Inc.	5.250%	11/15/12	550	559
CRH America Inc.	5.300%	10/15/13	475	495
CRH America Inc.	4.125%	1/15/16	950	963
Danaher Corp.	1.300%	6/23/14	325	328
Danaher Corp.	2.300%	6/23/16	582	609
Eaton Corp.	5.750%	7/15/12	350	350
Eaton Corp.	5.950%	3/20/14	250	270
Emerson Electric Co.	5.625%	11/15/13	200	213
Emerson Electric Co.	4.125%	4/15/15	230	249
General Dynamics Corp.	4.250%	5/15/13	1,500	1,549
General Dynamics Corp.	5.250%	2/1/14	770	825
General Dynamics Corp.	1.375%	1/15/15	705	715
General Electric Co.	5.000%	2/1/13	4,790	4,915
General Electric Co.	5.250%	12/6/17	1,000	1,168
Harsco Corp.	2.700%	10/15/15	950	949
Honeywell International Inc.	4.250%	3/1/13	75	77
Illinois Tool Works Inc.	5.150%	4/1/14	565	608
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	455	480
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	725	823
John Deere Capital Corp.	5.250%	10/1/12	400	405
John Deere Capital Corp.	1.875%	6/17/13	150	152
John Deere Capital Corp.	4.900%	9/9/13	500	525
John Deere Capital Corp.	1.250%	12/2/14	1,075	1,089
John Deere Capital Corp.	2.950%	3/9/15	550	580
John Deere Capital Corp.	0.950%	6/29/15	425	425
John Deere Capital Corp.	2.250%	6/7/16	650	673
John Deere Capital Corp.	1.850%	9/15/16	660	676
John Deere Capital Corp.	2.000%	1/13/17	320	330
John Deere Capital Corp.	1.400%	3/15/17	510	511
L-3 Communications Corp.	6.375%	10/15/15	50	51
L-3 Communications Corp.	3.950%	11/15/16	310	329
Lockheed Martin Corp.	2.125%	9/15/16	175	180
Mohawk Industries Inc.	6.375%	1/15/16	150	165
Tyco International Finance SA	6.000%	11/15/13	250	267
Tyco International Finance SA	4.125%	10/15/14	150	160
United Technologies Corp.	1.200%	6/1/15	350	354
United Technologies Corp.	1.800%	6/1/17	1,280	1,306
Waste Management Inc.	6.375%	3/11/15	250	282
Waste Management Inc.	2.600%	9/1/16	230	237

Communication (5.6%)
America Movil SAB de CV	5.500%	3/1/14	870	931
America Movil SAB de CV	3.625%	3/30/15	1,050	1,125
America Movil SAB de CV	2.375%	9/8/16	1,790	1,842
American Tower Corp.	4.625%	4/1/15	125	133
AT&T Inc.	4.850%	2/15/14	565	603
AT&T Inc.	5.100%	9/15/14	1,275	1,392
AT&T Inc.	0.875%	2/13/15	1,000	1,001
AT&T Inc.	2.500%	8/15/15	1,110	1,158
AT&T Inc.	2.950%	5/15/16	550	584
AT&T Inc.	5.625%	6/15/16	120	139
AT&T Inc.	2.400%	8/15/16	1,335	1,391
AT&T Inc.	1.600%	2/15/17	820	823
AT&T Inc.	1.700%	6/1/17	380	382
AT&T Inc.	5.500%	2/1/18	200	238
BellSouth Corp.	5.200%	9/15/14	900	981
British Telecommunications plc	5.150%	1/15/13	375	383
Cellco Partnership /
Verizon Wireless Capital LLC	7.375%	11/15/13	2,290	2,495
Cellco Partnership /
Verizon Wireless Capital LLC	5.550%	2/1/14	2,080	2,227
CenturyLink Inc.	7.875%	8/15/12	450	453
CenturyLink Inc.	5.000%	2/15/15	250	262
Comcast Cable Communications
Holdings Inc.	8.375%	3/15/13	782	825
Comcast Corp.	5.300%	1/15/14	500	532
Comcast Corp.	6.500%	1/15/15	450	508
Comcast Corp.	5.850%	11/15/15	425	485
Comcast Corp.	6.500%	1/15/17	420	500

40

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	COX Communications Inc.	7.125%	10/1/12	1,239	1,258
	COX Communications Inc.	5.450%	12/15/14	160	176
	Deutsche Telekom International
	Finance BV	5.250%	7/22/13	300	313
	Deutsche Telekom International
	Finance BV	5.875%	8/20/13	410	432
	Deutsche Telekom International
	Finance BV	4.875%	7/8/14	100	106
6	Deutsche Telekom International
	Finance BV	3.125%	4/11/16	440	456
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.550%	3/15/15	750	791
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.125%	2/15/16	450	469
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	1,075	1,135
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	2.400%	3/15/17	1,020	1,027
	Discovery Communications LLC	3.700%	6/1/15	250	267
	France Telecom SA	4.375%	7/8/14	2,320	2,435
	France Telecom SA	2.125%	9/16/15	650	653
	France Telecom SA	2.750%	9/14/16	500	510
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	350	379
	McGraw-Hill Cos. Inc.	5.375%	11/15/12	290	295
	NBCUniversal Media LLC	2.100%	4/1/14	800	815
	NBCUniversal Media LLC	3.650%	4/30/15	250	266
	NBCUniversal Media LLC	2.875%	4/1/16	1,325	1,381
	News America Inc.	5.300%	12/15/14	450	494
	Omnicom Group Inc.	5.900%	4/15/16	375	432
	Qwest Corp.	7.500%	10/1/14	125	139
	Reed Elsevier Capital Inc.	7.750%	1/15/14	200	219
	Rogers Communications Inc.	6.375%	3/1/14	250	272
	TCI Communications Inc.	8.750%	8/1/15	240	291
	Telecom Italia Capital SA	5.250%	11/15/13	980	987
	Telecom Italia Capital SA	6.175%	6/18/14	910	927
	Telecom Italia Capital SA	4.950%	9/30/14	1,020	1,010
	Telecom Italia Capital SA	5.250%	10/1/15	890	881
	Telefonica Emisiones SAU	5.855%	2/4/13	620	626
	Telefonica Emisiones SAU	4.949%	1/15/15	875	828
	Telefonica Emisiones SAU	3.992%	2/16/16	180	161
	Telefonica Emisiones SAU	6.421%	6/20/16	880	846
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	125	137
	Thomson Reuters Corp.	5.950%	7/15/13	1,750	1,839
	Thomson Reuters Corp.	5.700%	10/1/14	575	632
	Time Warner Cable Inc.	8.250%	2/14/14	260	290
	Time Warner Cable Inc.	7.500%	4/1/14	725	804
	Time Warner Cable Inc.	3.500%	2/1/15	300	318
	Time Warner Cable Inc.	5.850%	5/1/17	390	459
	Verizon Communications Inc.	4.350%	2/15/13	800	819
	Verizon Communications Inc.	1.950%	3/28/14	190	194
	Verizon Communications Inc.	1.250%	11/3/14	1,400	1,416
	Verizon Communications Inc.	4.900%	9/15/15	200	223
	Verizon Communications Inc.	5.550%	2/15/16	900	1,034
	Verizon Communications Inc.	2.000%	11/1/16	1,200	1,232
	Verizon Communications Inc.	5.500%	4/1/17	325	380
	Vodafone Group plc	4.150%	6/10/14	1,715	1,823
	Vodafone Group plc	2.875%	3/16/16	650	686
	Vodafone Group plc	5.625%	2/27/17	450	526
	Vodafone Group plc	1.625%	3/20/17	890	889
	WPP Finance UK	8.000%	9/15/14	120	136

	Consumer Cyclical (3.8%)
6	American Honda Finance Corp.	2.375%	3/18/13	825	836
6	American Honda Finance Corp.	4.625%	4/2/13	450	464
6	American Honda Finance Corp.	6.700%	10/1/13	600	642
6	American Honda Finance Corp.	2.500%	9/21/15	240	248
	Best Buy Co. Inc.	6.750%	7/15/13	225	235
	CVS Caremark Corp.	3.250%	5/18/15	430	455
	CVS Caremark Corp.	6.125%	8/15/16	140	164
[3,6]	CVS Pass-Through Trust	6.117%	1/10/13	376	384
6	Daimler Finance North America LLC	2.300%	1/9/15	520	530

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Daimler Finance North America LLC	2.400%	4/10/17	260	262
	Darden Restaurants Inc.	5.625%	10/15/12	290	294
	eBay Inc.	1.625%	10/15/15	392	402
6	Experian Finance plc	2.375%	6/15/17	140	139
	Ford Motor Credit Co. LLC	3.875%	1/15/15	1,017	1,050
	Ford Motor Credit Co. LLC	7.000%	4/15/15	771	856
	Ford Motor Credit Co. LLC	2.750%	5/15/15	620	627
	Ford Motor Credit Co. LLC	5.625%	9/15/15	524	571
6	Ford Motor Credit Co. LLC	4.207%	4/15/16	250	259
6	Ford Motor Credit Co. LLC	3.984%	6/15/16	1,100	1,133
	Ford Motor Credit Co. LLC	4.250%	2/3/17	345	361
	Ford Motor Credit Co. LLC	3.000%	6/12/17	625	625
	Ford Motor Credit Co. LLC	5.000%	5/15/18	320	338
6	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	156	164
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	220	223
6	Harley-Davidson Funding Corp.	5.750%	12/15/14	610	661
	Historic TW Inc.	9.125%	1/15/13	840	875
	Home Depot Inc.	5.400%	3/1/16	2,020	2,330
6	Hyundai Capital America	3.750%	4/6/16	100	103
6	Hyundai Capital Services Inc.	4.375%	7/27/16	480	503
	JC Penney Corp. Inc.	9.000%	8/1/12	510	512
6	Kia Motors Corp.	3.625%	6/14/16	200	206
	Lowe’s Cos. Inc.	1.625%	4/15/17	921	926
	Macy’s Retail Holdings Inc.	7.875%	7/15/15	356	417
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	845	977
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	280	342
	Marriott International Inc.	6.375%	6/15/17	180	212
6	Nissan Motor Acceptance Corp.	3.250%	1/30/13	1,030	1,039
6	Nissan Motor Acceptance Corp.	4.500%	1/30/15	130	138
	Nordstrom Inc.	6.750%	6/1/14	202	224
	Nordstrom Inc.	6.250%	1/15/18	180	218
5	PACCAR Financial Corp.	0.689%	4/5/13	1,275	1,279
	PACCAR Financial Corp.	1.550%	9/29/14	1,100	1,119
6	RCI Banque SA	4.600%	4/12/16	238	235
	Staples Inc.	7.375%	10/1/12	520	528
	TJX Cos. Inc.	4.200%	8/15/15	140	153
	Toll Brothers Finance Corp.	5.150%	5/15/15	370	390
	Toyota Motor Credit Corp.	1.250%	11/17/14	1,020	1,029
	Toyota Motor Credit Corp.	1.000%	2/17/15	1,080	1,083
	Toyota Motor Credit Corp.	2.800%	1/11/16	460	487
	Toyota Motor Credit Corp.	2.000%	9/15/16	716	732
	Toyota Motor Credit Corp.	2.050%	1/12/17	740	759
	Toyota Motor Credit Corp.	1.750%	5/22/17	280	282
	Viacom Inc.	1.250%	2/27/15	460	462
	Viacom Inc.	2.500%	12/15/16	280	290
6	Volkswagen International Finance NV	1.625%	8/12/13	475	478
6	Volkswagen International Finance NV	1.875%	4/1/14	1,140	1,153
6	Volkswagen International Finance NV	2.375%	3/22/17	380	385
6	Volvo Treasury AB	5.950%	4/1/15	1,100	1,205
	Wal-Mart Stores Inc.	1.625%	4/15/14	440	449
	Wal-Mart Stores Inc.	2.875%	4/1/15	1,380	1,463
	Wal-Mart Stores Inc.	1.500%	10/25/15	450	461
	Wal-Mart Stores Inc.	2.800%	4/15/16	480	513
	Wal-Mart Stores Inc.	5.375%	4/5/17	989	1,176
6	Wesfarmers Ltd.	2.983%	5/18/16	180	185
	Western Union Co.	6.500%	2/26/14	665	725
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	199
	Wyndham Worldwide Corp.	5.750%	2/1/18	180	201

	Consumer Noncyclical (7.2%)
	Abbott Laboratories	2.700%	5/27/15	475	501
	Abbott Laboratories	5.875%	5/15/16	805	950
	Allergan Inc.	5.750%	4/1/16	372	431
	Altria Group Inc.	8.500%	11/10/13	937	1,030
	Altria Group Inc.	4.125%	9/11/15	908	987
	Amgen Inc.	1.875%	11/15/14	1,180	1,202
	Amgen Inc.	2.300%	6/15/16	510	523
	Amgen Inc.	2.125%	5/15/17	1,100	1,113
	Anheuser-Busch Cos. LLC	5.000%	1/15/15	181	198
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	125	143
	Anheuser-Busch InBev Worldwide Inc.	2.500%	3/26/13	1,620	1,643

41

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	1,000	1,014
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	495	546
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	595	641
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	526	564
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,040	1,101
	AstraZeneca plc	5.400%	9/15/12	350	353
	AstraZeneca plc	5.400%	6/1/14	500	545
	Baxter International Inc.	1.800%	3/15/13	190	192
	Baxter International Inc.	5.375%	6/1/18	255	304
	Becton Dickinson & Co.	1.750%	11/8/16	505	517
	Biogen Idec Inc.	6.000%	3/1/13	895	924
	Boston Scientific Corp.	4.500%	1/15/15	900	957
	Boston Scientific Corp.	6.250%	11/15/15	270	303
	Boston Scientific Corp.	6.400%	6/15/16	370	427
	Bottling Group LLC	6.950%	3/15/14	250	276
	Bottling Group LLC	5.500%	4/1/16	826	957
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	100	107
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	430	448
	Cardinal Health Inc.	5.500%	6/15/13	100	104
	Cardinal Health Inc.	1.900%	6/15/17	170	171
	CareFusion Corp.	5.125%	8/1/14	360	386
	Celgene Corp.	2.450%	10/15/15	400	410
	Church & Dwight Co. Inc.	3.350%	12/15/15	240	252
	Clorox Co.	5.000%	3/1/13	75	77
6	Coca-Cola Amatil Ltd.	3.250%	11/2/14	160	166
	Coca-Cola Co.	0.750%	11/15/13	750	753
	Coca-Cola Co.	3.625%	3/15/14	400	420
	Coca-Cola Co.	1.500%	11/15/15	465	475
	Coca-Cola Co.	1.800%	9/1/16	990	1,014
	Coca-Cola Refreshments USA Inc.	5.000%	8/15/13	500	525
	Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	350	388
	Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	100	109
	Covidien International Finance SA	1.875%	6/15/13	750	757
	CR Bard Inc.	2.875%	1/15/16	520	545
	Diageo Capital plc	1.500%	5/11/17	600	604
	Dr Pepper Snapple Group Inc.	2.350%	12/21/12	250	252
	Express Scripts Holding Co.	6.250%	6/15/14	495	542
6	Express Scripts Holding Co.	2.750%	11/21/14	440	450
6	Express Scripts Holding Co.	2.100%	2/12/15	780	788
	Express Scripts Holding Co.	3.125%	5/15/16	500	521
6	Express Scripts Holding Co.	3.500%	11/15/16	445	469
6	Express Scripts Holding Co.	2.650%	2/15/17	710	722
	Gilead Sciences Inc.	2.400%	12/1/14	520	536
	Gilead Sciences Inc.	3.050%	12/1/16	430	455
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,310	1,360
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	710	757
	GlaxoSmithKline Capital plc	0.750%	5/8/15	390	390
	GlaxoSmithKline Capital plc	1.500%	5/8/17	1,250	1,252
	HJ Heinz Co.	2.000%	9/12/16	210	216
	Hospira Inc.	5.900%	6/15/14	150	161
	Hospira Inc.	6.050%	3/30/17	165	186
	Kellogg Co.	4.250%	3/6/13	75	77
	Kellogg Co.	1.750%	5/17/17	260	260
	Koninklijke Philips Electronics NV	5.750%	3/11/18	244	289
6	Kraft Foods Group Inc.	1.625%	6/4/15	375	378
6	Kraft Foods Group Inc.	2.250%	6/5/17	400	408
	Kraft Foods Inc.	6.000%	2/11/13	661	683
	Kraft Foods Inc.	2.625%	5/8/13	1,066	1,083
	Kraft Foods Inc.	5.250%	10/1/13	218	230
	Kraft Foods Inc.	6.750%	2/19/14	580	635
	Kraft Foods Inc.	4.125%	2/9/16	420	457
	Kraft Foods Inc.	6.500%	8/11/17	257	312
	Kroger Co.	5.000%	4/15/13	775	800
	Kroger Co.	7.500%	1/15/14	375	412
	Kroger Co.	2.200%	1/15/17	185	187
	Life Technologies Corp.	4.400%	3/1/15	400	426
	Lorillard Tobacco Co.	3.500%	8/4/16	400	417
	McKesson Corp.	5.250%	3/1/13	250	258
	McKesson Corp.	6.500%	2/15/14	220	239
	McKesson Corp.	3.250%	3/1/16	320	343
	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	417

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Medco Health Solutions Inc.	6.125%	3/15/13	440	456
	Medco Health Solutions Inc.	2.750%	9/15/15	130	134
	Medtronic Inc.	4.500%	3/15/14	250	266
	Medtronic Inc.	3.000%	3/15/15	135	143
	Merck & Co. Inc.	4.750%	3/1/15	150	165
	Merck & Co. Inc.	4.000%	6/30/15	360	394
	Merck & Co. Inc.	2.250%	1/15/16	664	694
	Novartis Capital Corp.	1.900%	4/24/13	2,250	2,277
	Novartis Capital Corp.	4.125%	2/10/14	500	527
	Novartis Capital Corp.	2.900%	4/24/15	955	1,011
	PepsiAmericas Inc.	4.375%	2/15/14	375	397
	PepsiCo Inc.	4.650%	2/15/13	670	687
	PepsiCo Inc.	0.875%	10/25/13	280	281
	PepsiCo Inc.	3.750%	3/1/14	608	638
	PepsiCo Inc.	0.800%	8/25/14	445	447
	PepsiCo Inc.	3.100%	1/15/15	350	369
	PepsiCo Inc.	0.750%	3/5/15	505	504
	PepsiCo Inc.	2.500%	5/10/16	535	563
	Pfizer Inc.	4.500%	2/15/14	100	107
	Pfizer Inc.	5.350%	3/15/15	1,425	1,597
	Philip Morris International Inc.	4.875%	5/16/13	900	934
	Philip Morris International Inc.	6.875%	3/17/14	315	348
	Philip Morris International Inc.	2.500%	5/16/16	1,235	1,297
	Reynolds American Inc.	7.250%	6/1/13	200	211
	Reynolds American Inc.	7.625%	6/1/16	405	489
	Reynolds American Inc.	6.750%	6/15/17	71	85
6	Roche Holdings Inc.	5.000%	3/1/14	64	68
6	Roche Holdings Inc.	6.000%	3/1/19	500	622
	Safeway Inc.	6.250%	3/15/14	250	268
	Safeway Inc.	3.400%	12/1/16	390	397
	Sanofi	1.200%	9/30/14	1,010	1,022
	Sanofi	2.625%	3/29/16	665	698
	St. Jude Medical Inc.	2.200%	9/15/13	630	641
	St. Jude Medical Inc.	3.750%	7/15/14	500	527
	St. Jude Medical Inc.	2.500%	1/15/16	250	260
	Stryker Corp.	3.000%	1/15/15	170	179
	Stryker Corp.	2.000%	9/30/16	750	771
	Sysco Corp.	4.200%	2/12/13	220	225
6	Tesco plc	2.000%	12/5/14	390	394
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	255	265
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	900	946
	Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	990	1,008
	Thermo Fisher Scientific Inc.	2.150%	12/28/12	450	454
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	510	546
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	355	368
	Whirlpool Corp.	5.500%	3/1/13	895	921
	Wyeth LLC	5.500%	3/15/13	1,055	1,093
	Wyeth LLC	5.500%	2/1/14	1,375	1,480
	Wyeth LLC	5.500%	2/15/16	255	295
	Wyeth LLC	5.450%	4/1/17	80	94

	Energy (3.5%)
	Anadarko Petroleum Corp.	7.625%	3/15/14	390	429
	Anadarko Petroleum Corp.	5.750%	6/15/14	800	861
	Anadarko Petroleum Corp.	5.950%	9/15/16	760	863
	Anadarko Petroleum Corp.	6.375%	9/15/17	315	367
	Apache Corp.	5.250%	4/15/13	100	104
	Apache Corp.	1.750%	4/15/17	360	367
	BP Capital Markets plc	5.250%	11/7/13	1,356	1,436
	BP Capital Markets plc	3.625%	5/8/14	1,310	1,374
	BP Capital Markets plc	3.875%	3/10/15	2,340	2,508
	BP Capital Markets plc	3.125%	10/1/15	875	929
	BP Capital Markets plc	3.200%	3/11/16	1,135	1,207
	BP Capital Markets plc	2.248%	11/1/16	985	1,013
	BP Capital Markets plc	1.846%	5/5/17	300	303
	Canadian Natural Resources Ltd.	5.150%	2/1/13	330	338
	Canadian Natural Resources Ltd.	1.450%	11/14/14	380	385
	Cenovus Energy Inc.	4.500%	9/15/14	325	347
	ConocoPhillips	4.400%	5/15/13	500	517
	ConocoPhillips	4.750%	2/1/14	940	1,000

42

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	ConocoPhillips	4.600%	1/15/15	170	186
	ConocoPhillips Australia Funding Co.	5.500%	4/15/13	270	280
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	730	865
	Devon Energy Corp.	5.625%	1/15/14	150	161
	Devon Energy Corp.	1.875%	5/15/17	250	250
	Ensco plc	3.250%	3/15/16	750	788
	EOG Resources Inc.	6.125%	10/1/13	275	293
	EOG Resources Inc.	2.950%	6/1/15	625	657
	Husky Energy Inc.	5.900%	6/15/14	426	463
	Marathon Petroleum Corp.	3.500%	3/1/16	130	136
	Noble Holding International Ltd.	3.450%	8/1/15	340	356
	Noble Holding International Ltd.	3.050%	3/1/16	370	382
	Occidental Petroleum Corp.	2.500%	2/1/16	900	945
	Occidental Petroleum Corp.	4.125%	6/1/16	215	239
	Occidental Petroleum Corp.	1.750%	2/15/17	1,250	1,277
6	Phillips 66	1.950%	3/5/15	165	167
6	Phillips 66	2.950%	5/1/17	375	386
6	Schlumberger Norge AS	1.950%	9/14/16	1,035	1,058
	Shell International Finance BV	4.000%	3/21/14	2,346	2,485
	Shell International Finance BV	3.100%	6/28/15	1,355	1,444
	Shell International Finance BV	5.200%	3/22/17	375	443
	Total Capital International SA	1.500%	2/17/17	700	702
	Total Capital International SA	1.550%	6/28/17	650	651
	Total Capital SA	3.000%	6/24/15	980	1,040
	Total Capital SA	3.125%	10/2/15	950	1,014
	Total Capital SA	2.300%	3/15/16	380	395
	Transocean Inc.	4.950%	11/15/15	1,000	1,076
	Transocean Inc.	5.050%	12/15/16	300	325
	Valero Energy Corp.	4.750%	6/15/13	500	518
	Valero Energy Corp.	4.500%	2/1/15	375	404
	Valero Energy Corp.	6.125%	6/15/17	355	414
	Weatherford International Inc.	6.350%	6/15/17	260	299
	Weatherford International Ltd.	5.150%	3/15/13	11	11
	Weatherford International Ltd.	5.500%	2/15/16	240	266
6	Woodside Finance Ltd.	8.125%	3/1/14	225	245

	Technology (2.9%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	250	268
	Agilent Technologies Inc.	5.500%	9/14/15	170	190
	Altera Corp.	1.750%	5/15/17	185	187
	Amphenol Corp.	4.750%	11/15/14	500	537
	Applied Materials Inc.	2.650%	6/15/16	200	210
	Cisco Systems Inc.	1.625%	3/14/14	720	734
	Cisco Systems Inc.	5.500%	2/22/16	1,490	1,730
	Cisco Systems Inc.	3.150%	3/14/17	380	414
	Dell Inc.	2.100%	4/1/14	500	510
	Dell Inc.	5.625%	4/15/14	650	703
	Dell Inc.	2.300%	9/10/15	560	577
	Dun & Bradstreet Corp.	6.000%	4/1/13	600	622
	Dun & Bradstreet Corp.	2.875%	11/15/15	250	257
	Google Inc.	2.125%	5/19/16	95	99
	Hewlett-Packard Co.	1.250%	9/13/13	1,000	1,002
	Hewlett-Packard Co.	6.125%	3/1/14	1,260	1,352
	Hewlett-Packard Co.	2.625%	12/9/14	625	640
	Hewlett-Packard Co.	2.125%	9/13/15	1,400	1,413
	Hewlett-Packard Co.	2.200%	12/1/15	570	573
	Hewlett-Packard Co.	2.650%	6/1/16	1,335	1,360
	Hewlett-Packard Co.	3.000%	9/15/16	275	283
	Hewlett-Packard Co.	2.600%	9/15/17	965	964
	HP Enterprise Services LLC	6.000%	8/1/13	1,925	2,021
	Intel Corp.	1.950%	10/1/16	250	259
	International Business Machines Corp.	4.750%	11/29/12	180	183
	International Business Machines Corp.	2.100%	5/6/13	700	711
	International Business Machines Corp.	1.000%	8/5/13	1,470	1,480
	International Business Machines Corp.	6.500%	10/15/13	225	242
	International Business Machines Corp.	0.875%	10/31/14	860	866
	International Business Machines Corp.	0.550%	2/6/15	340	338
	International Business Machines Corp.	2.000%	1/5/16	650	669
	International Business Machines Corp.	1.950%	7/22/16	1,315	1,354
	International Business Machines Corp.	1.250%	2/6/17	400	401
	Lexmark International Inc.	5.900%	6/1/13	500	518

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Microsoft Corp.	2.950%	6/1/14	400	419
	Microsoft Corp.	1.625%	9/25/15	365	378
	Oracle Corp.	3.750%	7/8/14	1,172	1,245
	Oracle Corp.	5.250%	1/15/16	785	898
	Pitney Bowes Inc.	4.875%	8/15/14	450	468
	Texas Instruments Inc.	1.375%	5/15/14	495	501
	Texas Instruments Inc.	2.375%	5/16/16	405	426
	Xerox Corp.	4.250%	2/15/15	675	716
	Xerox Corp.	2.950%	3/15/17	200	203

	Transportation (1.0%)
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	120	131
	Canadian National Railway Co.	4.950%	1/15/14	269	286
	Canadian National Railway Co.	1.450%	12/15/16	180	181
3	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	1/2/18	199	212
3	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	9/15/17	81	85
3	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	177	197
3	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	143	153
[3,5]	Continental Airlines 2006-1 Class G
	Pass Through Trust	0.817%	6/2/15	285	278
	CSX Corp.	5.750%	3/15/13	400	414
	CSX Corp.	5.500%	8/1/13	474	498
	CSX Corp.	6.250%	4/1/15	357	407
[3,8]	Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	1/2/23	139	150
8	Delta Air Lines 2002-1 Class G-2
	Pass Through Trust	6.417%	7/2/12	810	810
3	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	7/2/18	523	566
3	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	5/7/20	130	132
6	ERAC USA Finance LLC	2.750%	7/1/13	260	264
6	ERAC USA Finance LLC	2.250%	1/10/14	1,320	1,330
6	ERAC USA Finance LLC	5.600%	5/1/15	236	259
	JB Hunt Transport Services Inc.	3.375%	9/15/15	290	300
[3,5,8] JetBlue Airways 2004-1 G-1
	Pass Through Trust	0.843%	6/15/15	144	140
[3,5,8] JetBlue Airways 2004-1 G-2
	Pass Through Trust	0.888%	9/15/15	475	454
[3,5,8] JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.917%	5/15/18	220	201
	Norfolk Southern Corp.	5.257%	9/17/14	328	359
	Norfolk Southern Corp.	5.750%	1/15/16	112	129
	Ryder System Inc.	6.000%	3/1/13	415	429
	Ryder System Inc.	5.850%	3/1/14	165	176
	Ryder System Inc.	3.150%	3/2/15	550	568
	Ryder System Inc.	3.600%	3/1/16	670	705
	Ryder System Inc.	2.500%	3/1/17	325	328
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	62	70
	Union Pacific Corp.	5.450%	1/31/13	100	103
					301,327
Utilities (4.2%)
	Electric (3.2%)
	Baltimore Gas & Electric Co.	5.900%	10/1/16	170	198
	Carolina Power & Light Co.	6.500%	7/15/12	1,110	1,112
	Carolina Power & Light Co.	5.125%	9/15/13	190	200
	Carolina Power & Light Co.	5.150%	4/1/15	100	111
	Carolina Power & Light Co.	5.250%	12/15/15	320	365
	CenterPoint Energy Houston
	Electric LLC	7.000%	3/1/14	390	428
5	CMS Energy Corp.	1.417%	1/15/13	300	300
	CMS Energy Corp.	2.750%	5/15/14	500	501
	CMS Energy Corp.	4.250%	9/30/15	690	718
	CMS Energy Corp.	5.050%	2/15/18	165	177
	Commonwealth Edison Co.	5.950%	8/15/16	260	305
	Commonwealth Edison Co.	1.950%	9/1/16	125	129

43

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	6.150%	9/15/17	350	423
	Consumers Energy Co.	5.150%	2/15/17	140	161
	Dominion Resources Inc.	5.700%	9/17/12	310	313
	Dominion Resources Inc.	1.950%	8/15/16	280	285
	DTE Energy Co.	7.625%	5/15/14	100	112
	Duke Energy Carolinas LLC	5.750%	11/15/13	640	686
	Duke Energy Carolinas LLC	5.300%	10/1/15	250	284
	Duke Energy Carolinas LLC	1.750%	12/15/16	175	179
	Duke Energy Carolinas LLC	5.250%	1/15/18	105	125
6	EDP Finance BV	5.375%	11/2/12	1,750	1,752
6	Enel Finance International NV	5.700%	1/15/13	200	203
6	Enel Finance International NV	3.875%	10/7/14	525	517
	Entergy Arkansas Inc.	5.400%	8/1/13	1,040	1,085
	Entergy Corp.	4.700%	1/15/17	225	237
	Entergy Louisiana LLC	1.875%	12/15/14	235	241
	Exelon Generation Co. LLC	5.350%	1/15/14	500	530
	Florida Power Corp.	5.100%	12/1/15	890	1,007
	Florida Power Corp.	5.800%	9/15/17	125	150
[3,6]	FPL Energy Marcus Hook LP	7.590%	7/10/18	425	421
5	Georgia Power Co.	0.788%	3/15/13	750	750
	Georgia Power Co.	6.000%	11/1/13	200	214
	Georgia Power Co.	3.000%	4/15/16	160	171
	Great Plains Energy Inc.	2.750%	8/15/13	300	304
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	1,320	1,284
6	International Transmission Co.	4.450%	7/15/13	200	206
	LG&E & KU Energy LLC	2.125%	11/15/15	275	275
	MidAmerican Energy Co.	4.650%	10/1/14	120	130
	MidAmerican Energy Holdings Co.	3.150%	7/15/12	860	861
6	Monongahela Power Co. Inc.	7.950%	12/15/13	170	186
	National Rural Utilities Cooperative
	Finance Corp.	5.500%	7/1/13	1,900	1,993
	National Rural Utilities Cooperative
	Finance Corp.	1.125%	11/1/13	325	327
	National Rural Utilities Cooperative
	Finance Corp.	4.750%	3/1/14	100	107
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	205	206
	National Rural Utilities Cooperative
	Finance Corp.	1.900%	11/1/15	250	256
	Nevada Power Co.	5.875%	1/15/15	665	741
5	NextEra Energy Capital Holdings Inc.	0.866%	11/9/12	1,750	1,748
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	465	478
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	130	134
6	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	126
	NSTAR Electric Co.	4.875%	10/15/12	130	132
	Ohio Power Co.	4.850%	1/15/14	125	132
	Pacific Gas & Electric Co.	6.250%	12/1/13	420	452
	Pacific Gas & Electric Co.	4.800%	3/1/14	440	468
	Pacific Gas & Electric Co.	5.625%	11/30/17	400	480
	Peco Energy Co.	5.600%	10/15/13	200	213
	Peco Energy Co.	5.000%	10/1/14	120	130
	PG&E Corp.	5.750%	4/1/14	1,365	1,470
	Potomac Electric Power Co.	4.950%	11/15/13	135	142
	PPL Energy Supply LLC	5.400%	8/15/14	200	215
	Public Service Co. of Colorado	5.500%	4/1/14	175	189
	Public Service Electric & Gas Co.	5.000%	8/15/14	250	271
	Public Service Electric & Gas Co.	2.700%	5/1/15	500	526
	Sierra Pacific Power Co.	5.450%	9/1/13	240	252
	Southern California Edison Co.	5.000%	1/15/14	100	106
	Southern California Edison Co.	5.750%	3/15/14	300	325
	Southern Co.	4.150%	5/15/14	245	260
	Southern Co.	2.375%	9/15/15	55	57
	Southwestern Electric Power Co.	5.550%	1/15/17	50	56
6	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	1,350	1,418
	Union Electric Co.	6.400%	6/15/17	150	181
	Virginia Electric & Power Co.	4.750%	3/1/13	800	822
	Wisconsin Electric Power Co.	6.000%	4/1/14	150	164
3	Wisconsin Energy Corp.	6.250%	5/15/67	125	130

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Natural Gas (1.0%)
	Atmos Energy Corp.	4.950%	10/15/14	160	172
	El Paso Pipeline Partners
	Operating Co. LLC	4.100%	11/15/15	575	605
	Enbridge Energy Partners LP	5.875%	12/15/16	150	172
3	Enbridge Energy Partners LP	8.050%	10/1/37	30	32
	Energy Transfer Partners LP	6.000%	7/1/13	440	459
	Energy Transfer Partners LP	5.950%	2/1/15	155	169
	Energy Transfer Partners LP	6.125%	2/15/17	515	579
	Enterprise Products Operating LLC	6.375%	2/1/13	200	206
	Enterprise Products Operating LLC	9.750%	1/31/14	530	597
	Enterprise Products Operating LLC	5.000%	3/1/15	280	306
	Enterprise Products Operating LLC	3.200%	2/1/16	65	68
	Enterprise Products Operating LLC	6.650%	4/15/18	185	222
6	Gulf South Pipeline Co. LP	5.750%	8/15/12	520	523
6	Gulfstream Natural Gas System LLC	6.950%	6/1/16	150	175
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	550	582
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	315	364
	Magellan Midstream Partners LP	6.450%	6/1/14	100	109
	ONEOK Partners LP	3.250%	2/1/16	690	723
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.250%	9/1/12	360	362
	Plains All American Pipeline LP /
	PAA Finance Corp.	3.950%	9/15/15	160	171
	Sempra Energy	6.500%	6/1/16	495	583
	Sempra Energy	2.300%	4/1/17	885	911
	Spectra Energy Partners LP	2.950%	6/15/16	220	223
	TransCanada PipeLines Ltd.	0.875%	3/2/15	190	190
	TransCanada PipeLines Ltd.	3.400%	6/1/15	545	582
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	125	129
	Williams Partners LP	3.800%	2/15/15	905	955
					42,512
Total Corporate Bonds (Cost $636,579)					646,499
Sovereign Bonds (U.S. Dollar-Denominated) (7.5%)
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	300	315
	Banco do Brasil SA	3.875%	1/23/17	400	411
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	100	99
6	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	400	398
6	Bank Nederlandse Gemeenten	1.375%	3/23/15	400	401
6	Caisse d’Amortissement de la
	Dette Sociale	1.750%	2/24/15	150	150
6	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	100	109
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	207
6	CNPC General Capital Ltd.	2.750%	4/19/17	125	126
6	Corp Financiera de Desarrollo SA	4.750%	2/8/22	50	53
6	Corp Nacional del Cobre de Chile	4.750%	10/15/14	100	107
6	Corp Nacional del Cobre de Chile	3.750%	11/4/20	225	235
6	Corp Nacional del Cobre de Chile	3.875%	11/3/21	400	424
	Corp. Andina de Fomento	3.750%	1/15/16	1,830	1,907
	Corp. Andina de Fomento	5.750%	1/12/17	100	112
9	Development Bank of Japan Inc.	2.750%	3/15/16	100	106
9	Development Bank of Japan Inc.	5.125%	2/1/17	200	234
6	Development Bank of Kazakhstan JSC	5.500%	12/20/15	100	104
[6,10] Dexia Credit Local SA		2.750%	4/29/14	700	688
6	Electricite de France SA	5.500%	1/26/14	30	32
6	Emirate of Abu Dhabi	5.500%	4/8/14	430	463
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	50	51
	European Investment Bank	4.250%	7/15/13	250	259
	European Investment Bank	2.875%	1/15/15	500	523
	European Investment Bank	2.750%	3/23/15	250	261
	European Investment Bank	1.625%	9/1/15	275	280
	Export-Import Bank of Korea	5.500%	10/17/12	400	404
	Export-Import Bank of Korea	8.125%	1/21/14	150	164
6	Export-Import Bank of Korea	5.250%	2/10/14	65	68
	Export-Import Bank of Korea	5.875%	1/14/15	630	688
	Export-Import Bank of Korea	5.125%	3/16/15	400	428

44

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	4.125%	9/9/15	775	818
	Export-Import Bank of Korea	3.750%	10/20/16	705	745
	Export-Import Bank of Korea	4.000%	1/11/17	400	425
	Export-Import Bank of Korea	4.000%	1/29/21	100	103
6	Federation of Malaysia	2.991%	7/6/16	125	129
	Federative Republic of Brazil	7.875%	3/7/15	600	699
	Federative Republic of Brazil	6.000%	1/17/17	1,280	1,507
	Federative Republic of Brazil	5.875%	1/15/19	200	241
	Federative Republic of Brazil	4.875%	1/22/21	325	376
	Hydro Quebec	2.000%	6/30/16	400	415
6	Industrial Bank of Korea	7.125%	4/23/14	150	163
9	Japan Bank for International
	Cooperation	2.875%	2/2/15	400	421
9	Japan Bank for International
	Cooperation	1.875%	9/24/15	1,250	1,288
9	Japan Bank for International
	Cooperation	2.500%	1/21/16	500	525
9	Japan Bank for International
	Cooperation	2.500%	5/18/16	1,000	1,049
9	Japan Bank for International
	Cooperation	2.250%	7/13/16	910	953
9	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	110
9	Japan Finance Organization
	for Municipalities	4.000%	1/13/21	250	288
9	Japan Highway Public Corp.	4.625%	10/24/13	100	105
6	KazMunayGas National Co.	11.750%	1/23/15	100	119
[11]	KFW	3.250%	3/15/13	250	255
[11]	KFW	2.750%	10/21/14	750	786
6	Kommunalbanken AS	2.375%	1/19/16	125	130
	Korea Development Bank	5.300%	1/17/13	450	458
	Korea Development Bank	5.750%	9/10/13	100	105
	Korea Development Bank	8.000%	1/23/14	450	491
	Korea Development Bank	4.375%	8/10/15	290	309
	Korea Development Bank	3.250%	3/9/16	350	360
	Korea Development Bank	3.875%	5/4/17	675	718
	Korea Development Bank	3.500%	8/22/17	575	601
6	Korea Electric Power Corp.	3.000%	10/5/15	200	204
6	Korea Expressway Corp.	5.125%	5/20/15	100	107
	Korea Finance Corp.	3.250%	9/20/16	200	205
6	Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	200	215
6	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	100	102
6	Korea National Oil Corp.	2.875%	11/9/15	100	102
6	Korea National Oil Corp.	4.000%	10/27/16	525	551
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	200	203
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,051
[12]	Oesterreichische Kontrollbank AG	1.375%	1/21/14	125	126
[12]	Oesterreichische Kontrollbank AG	4.500%	3/9/15	200	217
[12]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	1,600	1,628
[12]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	650	665
	Pemex Project Funding Master Trust	5.750%	3/1/18	200	226
	Petrobras International Finance Co. -
	Pifco	9.125%	7/2/13	125	134
	Petrobras International Finance Co. -
	Pifco	7.750%	9/15/14	275	306
	Petrobras International Finance Co. -
	Pifco	2.875%	2/6/15	500	506
	Petrobras International Finance Co. -
	Pifco	3.875%	1/27/16	755	780
	Petrobras International Finance Co. -
	Pifco	3.500%	2/6/17	2,825	2,899
	Petrobras International Finance Co. -
	Pifco	5.875%	3/1/18	130	143
	Petroleos Mexicanos	4.875%	3/15/15	275	295
	Petroleos Mexicanos	8.000%	5/3/19	150	192
	Petroleos Mexicanos	6.000%	3/5/20	150	174
[3,6]	Petroleum Co. of Trinidad
	& Tobago Ltd.	6.000%	5/8/22	63	64
	Province of British Columbia	2.100%	5/18/16	200	209

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Province of British Columbia	1.200%	4/25/17	225	228
	Province of Manitoba	2.625%	7/15/15	185	195
	Province of Manitoba	1.300%	4/3/17	775	786
	Province of New Brunswick	2.750%	6/15/18	25	27
	Province of Nova Scotia	2.375%	7/21/15	1,180	1,234
	Province of Ontario	3.500%	7/15/13	250	258
	Province of Ontario	1.375%	1/27/14	900	912
	Province of Ontario	4.100%	6/16/14	550	587
	Province of Ontario	0.950%	5/26/15	975	980
	Province of Ontario	2.700%	6/16/15	2,405	2,535
	Province of Ontario	1.875%	9/15/15	1,125	1,159
	Province of Ontario	4.750%	1/19/16	250	282
	Province of Ontario	2.300%	5/10/16	2,975	3,106
	Province of Ontario	1.600%	9/21/16	1,850	1,885
	Province of Ontario	3.000%	7/16/18	275	294
6	Qtel International Finance Ltd.	3.375%	10/14/16	375	383
	Quebec	4.875%	5/5/14	50	54
	Quebec	4.600%	5/26/15	250	278
	Quebec	5.000%	3/1/16	250	286
	Quebec	3.500%	7/29/20	250	276
	Quebec	2.750%	8/25/21	250	261
[3,6]	Ras Laffan Liquefied Natural
	Gas Co. Ltd. II	5.298%	9/30/20	168	184
6	Ras Laffan Liquefied Natural
	Gas Co. Ltd. III	5.500%	9/30/14	275	296
6	Republic of Austria	1.750%	6/17/16	250	254
	Republic of Chile	3.250%	9/14/21	225	238
	Republic of Columbia	8.250%	12/22/14	100	117
	Republic of Columbia	7.375%	1/27/17	875	1,084
	Republic of Columbia	4.375%	7/12/21	300	337
6	Republic of Iceland	4.875%	6/16/16	100	100
6	Republic of Indonesia	10.375%	5/4/14	250	286
6	Republic of Indonesia	6.875%	1/17/18	100	118
	Republic of Italy	2.125%	9/16/13	50	49
	Republic of Italy	3.125%	1/26/15	675	651
	Republic of Italy	4.750%	1/25/16	1,725	1,703
	Republic of Italy	5.250%	9/20/16	1,450	1,443
	Republic of Italy	5.375%	6/12/17	975	970
	Republic of Korea	4.250%	6/1/13	175	180
	Republic of Korea	5.750%	4/16/14	400	430
	Republic of Korea	4.875%	9/22/14	575	618
	Republic of Korea	5.125%	12/7/16	250	282
	Republic of Panama	7.250%	3/15/15	775	888
	Republic of Panama	5.200%	1/30/20	100	117
	Republic of Poland	5.250%	1/15/14	125	132
	Republic of Poland	3.875%	7/16/15	920	971
	Republic of Poland	5.000%	3/23/22	275	300
	Republic of South Africa	6.500%	6/2/14	100	110
	Republic of South Africa	5.500%	3/9/20	125	144
	Russian Federation	3.625%	4/29/15	100	103
6	Russian Federation	3.250%	4/4/17	200	200
	State of Israel	5.125%	3/1/14	125	132
	State of Israel	5.500%	11/9/16	125	142
	State of Israel	4.000%	6/30/22	200	206
6	State of Qatar	5.150%	4/9/14	100	106
6	State of Qatar	4.000%	1/20/15	500	526
	Statoil ASA	1.800%	11/23/16	100	103
	Statoil ASA	3.125%	8/17/17	175	189
	Svensk Exportkredit AB	1.750%	10/20/15	1,550	1,577
	Svensk Exportkredit AB	2.125%	7/13/16	600	618
	Svensk Exportkredit AB	1.750%	5/30/17	100	100
6	TDIC Finance Ltd.	6.500%	7/2/14	125	135
6	Transnet SOC Ltd.	4.500%	2/10/16	100	104
	United Mexican States	5.875%	2/17/14	1,276	1,367
	United Mexican States	6.625%	3/3/15	1,435	1,624
	United Mexican States	5.625%	1/15/17	3,143	3,661
	United Mexican States	5.950%	3/19/19	250	304
	United Mexican States	3.625%	3/15/22	100	106
Total Sovereign Bonds (Cost $74,360)					75,114

45

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.5%)
	California GO	5.250%	4/1/14	150	161
	California GO	5.750%	3/1/17	250	288
	California GO	5.950%	3/1/18	650	772
	California GO	6.200%	10/1/19	350	412
	Colorado Housing & Finance Authority
	Employment Compensation Special
	Assessment Revenue	1.600%	5/15/16	400	403
	George Washington University District
	of Columbia GO	3.485%	9/15/22	200	211
	Howard Hughes Medical Institute
	Maryland Revenue	3.450%	9/1/14	150	159
	Illinois GO	4.421%	1/1/15	290	305
	Illinois GO	4.511%	3/1/15	205	217
	Illinois GO	4.961%	3/1/16	700	756
	Louisiana Local Government
	Environmental Facility & Community
	Development Authority Revenue	3.220%	2/1/21	750	794
	Louisiana Local Government
	Environmental Facility & Community
	Development Authority Revenue	3.450%	2/1/22	350	379
5	University of California Revenue	0.818%	7/1/41	500	500
Total Taxable Municipal Bonds (Cost $5,230)					5,357
Tax-Exempt Municipal Bonds (0.1%)
	California Housing Finance Agency
	Home Mortgage Revenue VRDO	0.170%	2/1/37 LOC	500	500
	New York City NY Industrial
	Development Agency Special Facility
	Revenue (American Airlines Inc.
	John F. Kennedy International
	Airport Project)	7.500%	8/1/16	75	80
Total Tax-Exempt Municipal Bonds (Cost $573)					580

				Shares
Convertible Preferred Stocks (0.0%)
7	Lehman Brothers Holdings Inc. Pfd.
	(Cost $700)	7.250%		700	—
Preferred Stocks (0.1%)
	Aspen Insurance Holdings Ltd. Pfd.	7.401%		5,950	153
[13]	Federal National Mortgage Assn. Pfd.	4.500%		21,600	28
5	Southern California Edison Co. Pfd.	4.580%		2,550	253
Total Preferred Stocks (Cost $943)					434

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (1.8%)
Money Market Fund (1.8%)
[14] Vanguard Market Liquidity Fund
(Cost $18,272)	0.148%	18,272,211	18,272
Total Investments (99.8%) (Cost $990,874)			1,001,768

Expiration Date		Contracts
Liability for Options Written (0.0%)
Call Options on 10-year
U.S. Treasury Note Futures
Contracts, Strike Price 134.50	7/27/12	(60)	(17)
Put Options on 10-year
U.S. Treasury Note Futures
Contracts, Strike Price 132.00	7/27/12	(60)	(15)
Total Liability for Options Written
(Premiums received $34)			(32)
Other Assets and Liabilities (0.2%)
Other Assets			12,417
Other Liabilities			(9,995)
			2,422
Net Assets (100%)
Applicable to 94,247,640 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,004,158
Net Asset Value Per Share			$10.65

At June 30, 2012, net assets consisted of:
			Amount
			($000)
Paid-in Capital			979,025
Undistributed Net Investment Income			10,112
Accumulated Net Realized Gains			4,103
Unrealized Appreciation (Depreciation)
Investment Securities			10,894
Futures Contracts			(6)
Options on Futures Contracts			2
Swap Contracts			28
Net Assets			1,004,158

• See Note A in Notes to Financial Statements.
1 Securities with a value of $401,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $2,369,000 have been segregated as collateral for open swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2012, the aggregate value of these securities was $134,123,000, representing 13.4% of net assets.
7 Non-income-producing security—security in default.
8 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
9 Guaranteed by the Government of Japan.
10 Guaranteed by multiple countries.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Non-income-producing security-security discontinued payments effetive September 30, 2008.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

46

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends	28
Interest[1]	12,409
Total Income	12,437
Expenses
The Vanguard Group—Note B
Investment Advisory Services	59
Management and Administrative	784
Marketing and Distribution	110
Custodian Fees	23
Shareholders’ Reports	11
Total Expenses	987
Net Investment Income	11,450
Realized Net Gain (Loss)
Investment Securities Sold	3,232
Futures Contracts	(605)
Options on Futures Contracts	(32)
Swap Contracts	4,420
Realized Net Gain (Loss)	7,015
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	6,863
Futures Contracts	152
Options on Futures Contracts	2
Swap Contracts	(3,961)
Change in Unrealized Appreciation
(Depreciation)	3,056
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,521

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,450	23,630
Realized Net Gain (Loss)	7,015	955
Change in Unrealized Appreciation (Depreciation)	3,056	(6,742)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,521	17,843
Distributions
Net Investment Income	(25,949)	(30,153)
Realized Capital Gain	—	(8,557)
Total Distributions	(25,949)	(38,710)
Capital Share Transactions
Issued	80,030	222,140
Issued in Lieu of Cash Distributions	25,949	38,710
Redeemed	(87,902)	(144,598)
Net Increase (Decrease) from Capital Share Transactions	18,077	116,252
Total Increase (Decrease)	13,649	95,385
Net Assets
Beginning of Period	990,509	895,124
End of Period[2]	1,004,158	990,509

1 Interest income from an affiliated company of the portfolio was $9,000.
2 Net Assets—End of Period includes undistributed net investment income of $10,112,000 and $24,263,000.
See accompanying Notes, which are an integral part of the Financial Statements.

47

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.71	$10.97	$10.74	$9.95	$10.77	$10.63
Investment Operations
Net Investment Income	.127	.258	.335	.404[1]	.480	.520[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.098	(.043)	.215	.913	(.830)	.090
Total from Investment Operations	.225	.215	.550	1.317	(.350)	.610
Distributions
Dividends from Net Investment Income	(.285)	(.370)	(.320)	(.470)	(.470)	(.470)
Distributions from Realized Capital Gains	—	(.105)	—	(.057)	—	—
Total Distributions	(.285)	(.475)	(.320)	(.527)	(.470)	(.470)
Net Asset Value, End of Period	$10.65	$10.71	$10.97	$10.74	$9.95	$10.77

Total Return	2.12%	2.02%	5.22%	13.86%	–3.45%	5.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,004	$991	$895	$849	$454	$464
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.32%	2.51%	3.07%	3.92%	4.62%	4.92%
Portfolio Turnover Rate	98%	50%	59%	59%	50%	59%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

49

Vanguard Short-Term Investment-Grade Portfolio

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $151,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

50

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	80,747	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	174,765	—
Corporate Bonds	—	646,498	1
Sovereign Bonds	—	75,114	—
Taxable Municipal Bonds	—	5,357	—
Tax-Exempt Municipal Bonds	—	580	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	434	—	—
Temporary Cash Investments	18,272	—	—
Futures Contracts—Assets[1]	52	—	—
Futures Contracts—Liabilities[1]	(69)	—	—
Liability for Options Written	(32)	—	—
Swap Contracts—Assets	—	278	—
Swap Contracts—Liabilities	—	(250)	—
Total	18,657	983,089	1
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	289	41	330
Liability for Options Written	(32)	—	(32)
Liabilities	(175)	(144)	(319)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(605)	---	(605)
Options on Futures Contracts	(32)	---	(32)
Swap Contracts	4,470	(50)	4,420
Realized Net Gain (Loss) on Derivatives	3,833	(50)	3,783

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	152	---	152
Options on Futures Contracts	2	---	2
Swap Contracts	(3,927)	(34)	(3,961)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,773)	(34)	(3,807)

51

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2012	66	14,532	(9)
5-Year U.S. Treasury Note	September 2012	(14)	(1,736)	—
10-Year U.S. Treasury Note	September 2012	(13)	(1,734)	—
Ultra Long U.S. Treasury Bond	September 2012	9	1,502	22
30-Year U.S. Treasury Bond	September 2012	10	1,480	(19)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2012, the portfolio had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	12/20/16	JPMC	260	2	1.000	4
Altria Group Inc./Baa1	12/20/16	BOANA	260	2	1.000	5
Bank of America Corp./A2	3/20/15	DBAG	280	6	1.000	(5)
Bank of America Corp./Baa2	6/20/17	JPMC	500	43	1.000	4
Cisco Systems Inc./A1	6/20/17	BOANA	625	(6)	1.000	(1)
Energy Transfer Partners LP/BAA3	6/20/17	BOANA	370	22	1.000	(4)
HSBC Finance Corp./A3	9/20/16	DBAG	300	11	1.000	3
Johnson & Johnson/Aaa	9/20/12	GSCM	410	—	0.070	—
Johnson & Johnson/Aaa	9/20/12	UBSAG	160	—	0.080	—
Medtronic Inc./A3	6/20/17	JPMC	470	(9)	1.000	—
Metlife Inc./A3	3/20/17	GSCM	255	13	1.000	(8)
Metlife Inc./A3	3/20/17	GSCM	255	13	1.000	(8)
Republic of Italy/A2	3/20/17	GSCM	125	15	1.000	(6)
Royal Bank of Scotland plc/A3	3/20/17	GSCM	600	(9)	3.000	(3)
Safeway Inc./Baa3	9/20/17	MSCS	430	48	1.000	(6)
UnitedHealth Group Inc./A3	3/20/17	DBAG	150	—	1.000	—
UnitedHealth Group Inc./A3	9/20/17	DBAG	250	2	1.000	—

Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	300	—	(1.040)	(3)
Bank of America Corp.	12/20/14	DBAG	170	(4)	(1.000)	2
Bank of America Corp.	12/20/14	BARC	170	(4)	(1.000)	3
Bank of America Corp.	12/20/14	BARC	300	(3)	(1.000)	5
Citigroup Inc.	6/20/14	BOANA	1,120	(48)	(5.000)	(94)
Danske Bank A/S	12/20/15	BARC	145	(1)	(1.000)	7
Kroger Co.	9/20/17	MSCS	430	(4)	(1.000)	1
Morgan Stanley	9/20/15	BARC	200	(11)	(1.000)	7
Wells Fargo	3/20/15	GSCM	280	(2)	(1.000)	(6)

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services Inc.
UBSAG—UBS AG.

52

Vanguard Short-Term Investment-Grade Portfolio

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
11/9/12	WFC	1,750	1.855	(0.466)[2]	9
12/6/12	BARC	200	1.930	(0.467)[2]	1
1/15/13	JPMC	300	1.634	(0.467)[2]	2
1/25/13	WFC	275	0.816	(0.466)[2]	1
3/1/13	WFC	5,000	(0.311)	0.239[3]	—
3/2/13	CSFBI	3,000	(0.312)	0.239[3]	—
3/15/13	WFC	750	1.708	(0.468)[2]	6
4/5/13	GSCM	1,275	1.767	(0.239)[3]	14
6/2/13	BOANA	285	0.755	(0.467)[2]	1
9/2/13	CSFBI	5,000	0.360	(0.239)[3]	1
9/2/13	RABO	2,500	0.370	(0.239)[3]	1
9/5/13	WFC	5,000	0.353	(0.239)[3]	1
12/1/13	WFC	2,292	2.582	(0.467)[2]	67
12/1/13	GSCM	2,923	2.584	(0.467)[2]	85
1/15/14	WFC	350	0.870	(0.467)[2]	2
3/2/14	WFC	5,000	0.404	(0.239)[3]	3
3/2/14	CSFBI	2,500	0.408	(0.239)[3]	2
3/5/14	CSFBI	5,000	0.408	(0.239)[3]	3
3/15/14	WFC	250	0.519	(0.445)[2]	0
10/14/14	WFC	180	1.861	(0.467)[2]	5
2/9/15	GSCM	630	0.616	(0.466)[2]	—
3/5/15	RABO	6,000	(0.583)	0.239[3]	(22)
6/1/16	WFC	350	2.910	(0.467)[2]	29
9/30/16	WFC	155	1.409	(0.461)[2]	4
3/5/17	CSFBI	5,000	(1.064)	0.239[3]	(65)
3/5/17	GSCM	1,500	(1.063)	0.239[3]	(19)

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse Group AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
RABO—Rabobank Group.
WFC—Wells Fargo Bank N.A.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At June 30, 2012, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the portfolio in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the portfolio may sell or retain the securities; however, such action may be subject to legal proceedings.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

53

Vanguard Short-Term Investment-Grade Portfolio

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $348,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2011, the portfolio had capital loss carryforwards totaling $1,337,000 to offset future net capital gains. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2012; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The portfolio had realized losses totaling $1,355,000 through December 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At June 30, 2012, the cost of investment securities for tax purposes was $992,229,000. Net unrealized appreciation of investment securities for tax purposes was $9,539,000, consisting of unrealized gains of $16,030,000 on securities that had risen in value since their purchase and $6,491,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2012, the portfolio purchased $325,780,000 of investment securities and sold $274,205,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $144,042,000 and $205,262,000, respectively.

The following table summarizes the portfolio’s options written during the six months ended June 30, 2012:

	Number of	Premiums
	Contracts	Received
Options	(000)	($000)
Balance at December 31, 2011	—	—
Options written	236	70
Options expired	(58)	(23)
Options closed	(58)	(13)
Options exercised	—	—
Options open at June 30, 2012	120	34

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	7,470	20,648
Issued in Lieu of Cash Distributions	2,450	3,662
Redeemed	(8,189)	(13,418)
Net Increase (Decrease) in Shares Outstanding	1,731	10,892

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 82% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

54

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,021.16	$1.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.87	1.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period , then divided by the number of days in the most recent 12-month period.

55

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

56

Vanguard® Total Bond Market Index Portfolio

The broad investment-grade bond market was dominated by two factors during the six months ended June 30, 2012. One was the pronounced anxiety among investors provoked by the Eurozone’s fiscal troubles and economic reports suggesting that the domestic recovery was losing momentum. When anxiety reigns, investors tend to gravitate toward less risky assets such as U.S. Treasury securities, a major component of the broad market.

The other factor was the continued downward pressure on interest rates resulting from a Federal Reserve Board bond-buying program aimed at stimulating growth. Both factors led to higher bond prices and lower yields. (Bond prices and yields move in opposite directions.)

The net effect on the Total Bond Market Index Portfolio during the half-year was a return of 2.35%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield, which stood at 2.07% on December 31, 2011, declined to 1.86% on June 30, 2012.

The portfolio’s Treasury component
turned in a volatile performance
Corporate bonds, which constitute about a fifth of the broad investment-grade bond market, returned 4.6% during the six-month period, as companies took advantage of low interest rates to issue new debt. Mortgage-backed securities, which represent about a third of the broad market, returned 1.7%. These securities are backed by pools of residential mortgages.

The returns of Treasuries, which also constitute about a third of the market, fluctuated widely during the period in response to investors’ risk perceptions. For example, Treasuries returned –1.3% for the three months ended March 31. During the following three months, they returned 2.8%. Overall, the Treasury component of the market index returned about 1.5% for the six months.

The portfolio’s performance was in line with that of its benchmark index after taking into account operating expenses that a portfolio has but an index doesn’t. The portfolio’s return lagged the average return of peer-group funds, most likely because of its comparatively shorter duration and higher credit quality.

Duration is a gauge of how much the market value of the bonds held by a fund will fluctuate in response to a change in interest rates. During a period of declining interest rates, longer-duration portfolios tend to outperform those with shorter durations. In addition, in the current environment of low interest rates, demand was high for bonds of lower credit quality because of their higher yield.

Investors are focusing more
on investments that cost less
In the past, a sometimes underappreciated aspect of investing has been the role of costs. That has been so despite some simple math: The less you pay for an investment, the more of the return you get to keep. And cost savings compound powerfully over the long term.

On that score, we have been especially heartened to see individual investors become more discerning over time, particularly about the costs of investing. Vanguard research confirms that over the past decade investors have displayed a healthy cost-consciousness, directing a larger share of their money to low-cost investments. You can read the full report (Costs Matter: Are Fund Investors Voting With Their Feet?) at vanguard.com/ research.

So if you’re feeling buffeted by the latest headlines—from Europe or anywhere else—it can be constructive to direct your attention to one of the things you can control: your investment costs. We continue to believe that holding a balanced and diversified portfolio of low-cost investments can give you a greater chance of reaching your long-term financial goals.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Total Bond Market Index Portfolio		2.35%
Barclays U.S. Aggregate Float Adjusted Index		2.42
Variable Insurance Intermediate Investment Grade Debt Funds Average[1]		3.63

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Intermediate Investment
		Grade Debt Funds
	Portfolio	Average
Total Bond Market Index Portfolio	0.21%	0.72%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the portfolio’s annualized expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

57

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2012

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	3,852	7,923
Yield[2]	1.9%	2.0%
Yield to Maturity	1.9%[3]	2.0%
Average Coupon	4.0%	3.7%
Average Effective Maturity	7.1 years	7.2 years
Average Duration	5.1 years	5.2 years
Expense Ratio[4]	0.21%	—
Short-Term Reserves	0.8%	—

Volatility Measures
Portfolio Versus
Target Index[5]
R-Squared	0.99
Beta	1.04

Distribution by Maturity (% of portfolio)

Under 1 Year	2.8%
1–5 Years	54.3
5–10 Years	28.7
10–20 Years	4.1
20–30 Years	9.8
Over 30 Years	0.3

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.5%
Finance	7.2
Foreign	4.6
Government Mortgage-Backed	26.1
Industrial	12.0
Treasury/Agency	42.5
Utilities	2.5
Other	2.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	68.7%
Aaa	4.9
Aa	4.0
A	12.0
Baa	10.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. agency, and U.S. agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays Capital using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Bond Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.20%.
5 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

58

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	7.55%	6.77%	1.25%	4.24%	5.49%

1 Six months ended June 30, 2012.
2 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

59

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (69.2%)
U.S. Government Securities (38.1%)
United States Treasury Note/Bond	1.375%	3/15/13	8,605	8,675
United States Treasury Note/Bond	0.750%	3/31/13	1,150	1,154
United States Treasury Note/Bond	1.750%	4/15/13	6,375	6,451
United States Treasury Note/Bond	0.625%	4/30/13	250	251
United States Treasury Note/Bond	1.375%	5/15/13	1,750	1,767
United States Treasury Note/Bond	3.625%	5/15/13	1,000	1,029
United States Treasury Note/Bond	3.500%	5/31/13	750	772
United States Treasury Note/Bond	3.375%	6/30/13	575	593
United States Treasury Note/Bond	1.000%	7/15/13	1,825	1,839
United States Treasury Note/Bond	3.375%	7/31/13	5,725	5,916
United States Treasury Note/Bond	0.125%	8/31/13	585	584
United States Treasury Note/Bond	3.125%	8/31/13	4,200	4,338
United States Treasury Note/Bond	3.125%	9/30/13	6,875	7,118
United States Treasury Note/Bond	0.500%	10/15/13	1,600	1,604
United States Treasury Note/Bond	2.750%	10/31/13	2,850	2,943
United States Treasury Note/Bond	0.500%	11/15/13	600	602
United States Treasury Note/Bond	4.250%	11/15/13	1,200	1,265
United States Treasury Note/Bond	2.000%	11/30/13	975	998
United States Treasury Note/Bond	0.750%	12/15/13	775	780
United States Treasury Note/Bond	1.500%	12/31/13	1,000	1,018
United States Treasury Note/Bond	1.000%	1/15/14	1,450	1,465
United States Treasury Note/Bond	0.250%	1/31/14	1,000	999
United States Treasury Note/Bond	1.750%	1/31/14	400	409
United States Treasury Note/Bond	1.250%	2/15/14	5,185	5,262
United States Treasury Note/Bond	0.250%	2/28/14	800	799
United States Treasury Note/Bond	1.875%	2/28/14	48,150	49,384
United States Treasury Note/Bond	1.250%	3/15/14	225	229
United States Treasury Note/Bond	1.750%	3/31/14	875	897
United States Treasury Note/Bond	1.250%	4/15/14	20,900	21,240
United States Treasury Note/Bond	1.875%	4/30/14	11,000	11,308
United States Treasury Note/Bond	1.000%	5/15/14	3,160	3,199
United States Treasury Note/Bond	4.750%	5/15/14	1,050	1,136
United States Treasury Note/Bond	2.250%	5/31/14	8,600	8,913
United States Treasury Note/Bond	0.750%	6/15/14	3,790	3,823
United States Treasury Note/Bond	2.625%	6/30/14	7,145	7,472
United States Treasury Note/Bond	0.625%	7/15/14	2,025	2,036
United States Treasury Note/Bond	2.625%	7/31/14	14,670	15,360
United States Treasury Note/Bond	0.500%	8/15/14	13,650	13,695
United States Treasury Note/Bond	4.250%	8/15/14	19,525	21,130
United States Treasury Note/Bond	2.375%	8/31/14	9,825	10,253
United States Treasury Note/Bond	0.250%	9/15/14	2,850	2,844
United States Treasury Note/Bond	2.375%	9/30/14	420	439
United States Treasury Note/Bond	0.500%	10/15/14	6,400	6,423
United States Treasury Note/Bond	2.375%	10/31/14	4,130	4,322
United States Treasury Note/Bond	0.375%	11/15/14	9,275	9,279
United States Treasury Note/Bond	4.250%	11/15/14	7,000	7,640
United States Treasury Note/Bond	2.125%	11/30/14	10,300	10,733
United States Treasury Note/Bond	0.250%	12/15/14	12,030	11,998
United States Treasury Note/Bond	0.250%	1/15/15	2,550	2,542
United States Treasury Note/Bond	2.250%	1/31/15	6,325	6,628
United States Treasury Note/Bond	0.250%	2/15/15	11,942	11,901
United States Treasury Note/Bond	4.000%	2/15/15	7,380	8,072
United States Treasury Note/Bond	11.250%	2/15/15	7,050	9,038
United States Treasury Note/Bond	2.375%	2/28/15	350	368
United States Treasury Note/Bond	0.375%	3/15/15	7,550	7,546
United States Treasury Note/Bond	2.500%	3/31/15	550	582
United States Treasury Note/Bond	0.375%	4/15/15	7,275	7,272

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.500%	4/30/15	2,550	2,700
United States Treasury Note/Bond	0.250%	5/15/15	16,000	15,932
United States Treasury Note/Bond	4.125%	5/15/15	2,450	2,708
United States Treasury Note/Bond	2.125%	5/31/15	575	603
United States Treasury Note/Bond	0.375%	6/15/15	23,500	23,482
United States Treasury Note/Bond	1.875%	6/30/15	2,200	2,294
United States Treasury Note/Bond	1.750%	7/31/15	2,750	2,859
United States Treasury Note/Bond	4.250%	8/15/15	1,600	1,788
United States Treasury Note/Bond	10.625%	8/15/15	35	46
United States Treasury Note/Bond	1.250%	10/31/15	4,525	4,637
United States Treasury Note/Bond	4.500%	11/15/15	10,100	11,449
United States Treasury Note/Bond	9.875%	11/15/15	1,450	1,904
United States Treasury Note/Bond	1.375%	11/30/15	3,135	3,228
United States Treasury Note/Bond	2.125%	12/31/15	1,775	1,874
United States Treasury Note/Bond	4.500%	2/15/16	6,750	7,712
United States Treasury Note/Bond	9.250%	2/15/16	75	98
United States Treasury Note/Bond	2.125%	2/29/16	2,350	2,486
United States Treasury Note/Bond	2.375%	3/31/16	4,575	4,885
United States Treasury Note/Bond	2.000%	4/30/16	9,575	10,100
United States Treasury Note/Bond	2.625%	4/30/16	6,875	7,414
United States Treasury Note/Bond	5.125%	5/15/16	10,725	12,595
United States Treasury Note/Bond	7.250%	5/15/16	685	859
United States Treasury Note/Bond	1.750%	5/31/16	2,575	2,693
United States Treasury Note/Bond	3.250%	5/31/16	575	635
United States Treasury Note/Bond	3.250%	6/30/16	700	774
United States Treasury Note/Bond	1.500%	7/31/16	525	544
United States Treasury Note/Bond	3.250%	7/31/16	1,825	2,021
United States Treasury Note/Bond	4.875%	8/15/16	1,500	1,760
United States Treasury Note/Bond	3.000%	8/31/16	5,050	5,546
United States Treasury Note/Bond	3.000%	9/30/16	5,850	6,431
United States Treasury Note/Bond	1.000%	10/31/16	1,270	1,290
United States Treasury Note/Bond	3.125%	10/31/16	2,000	2,212
United States Treasury Note/Bond	4.625%	11/15/16	250	293
United States Treasury Note/Bond	7.500%	11/15/16	2,100	2,717
United States Treasury Note/Bond	2.750%	11/30/16	21,150	23,077
United States Treasury Note/Bond	0.875%	12/31/16	14,535	14,669
United States Treasury Note/Bond	0.875%	1/31/17	1,300	1,312
United States Treasury Note/Bond	3.125%	1/31/17	1,925	2,136
United States Treasury Note/Bond	4.625%	2/15/17	200	236
United States Treasury Note/Bond	0.875%	2/28/17	700	706
United States Treasury Note/Bond	3.000%	2/28/17	125	138
United States Treasury Note/Bond	1.000%	3/31/17	3,655	3,707
United States Treasury Note/Bond	3.250%	3/31/17	10,575	11,823
United States Treasury Note/Bond	0.875%	4/30/17	105	106
United States Treasury Note/Bond	4.500%	5/15/17	7,020	8,284
United States Treasury Note/Bond	8.750%	5/15/17	5,125	7,092
United States Treasury Note/Bond	0.625%	5/31/17	800	797
United States Treasury Note/Bond	2.750%	5/31/17	2,530	2,776
United States Treasury Note/Bond	0.750%	6/30/17	2,700	2,704
United States Treasury Note/Bond	2.500%	6/30/17	23,100	25,085
United States Treasury Note/Bond	2.375%	7/31/17	2,200	2,376
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,610
United States Treasury Note/Bond	8.875%	8/15/17	6,850	9,642
United States Treasury Note/Bond	1.875%	8/31/17	4,840	5,108
United States Treasury Note/Bond	1.875%	9/30/17	9,200	9,707
United States Treasury Note/Bond	1.875%	10/31/17	6,125	6,465
United States Treasury Note/Bond	4.250%	11/15/17	2,975	3,510
United States Treasury Note/Bond	2.625%	1/31/18	100	110
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,104
United States Treasury Note/Bond	2.875%	3/31/18	3,575	3,974

60

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.625%	4/30/18	1,275	1,400
	United States Treasury Note/Bond	3.875%	5/15/18	523	613
	United States Treasury Note/Bond	9.125%	5/15/18	50	74
	United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,548
	United States Treasury Note/Bond	2.375%	6/30/18	2,225	2,414
	United States Treasury Note/Bond	4.000%	8/15/18	7,675	9,086
	United States Treasury Note/Bond	1.500%	8/31/18	3,350	3,458
	United States Treasury Note/Bond	1.375%	9/30/18	4,600	4,712
	United States Treasury Note/Bond	1.750%	10/31/18	7,325	7,668
	United States Treasury Note/Bond	3.750%	11/15/18	5,275	6,182
	United States Treasury Note/Bond	1.375%	11/30/18	9,375	9,593
	United States Treasury Note/Bond	1.250%	1/31/19	1,900	1,927
	United States Treasury Note/Bond	8.875%	2/15/19	260	392
	United States Treasury Note/Bond	1.375%	2/28/19	2,150	2,196
	United States Treasury Note/Bond	1.500%	3/31/19	2,875	2,957
	United States Treasury Note/Bond	1.250%	4/30/19	1,775	1,795
	United States Treasury Note/Bond	3.125%	5/15/19	400	455
	United States Treasury Note/Bond	1.125%	5/31/19	4,850	4,861
	United States Treasury Note/Bond	1.000%	6/30/19	5,650	5,609
	United States Treasury Note/Bond	3.625%	8/15/19	3,475	4,078
	United States Treasury Note/Bond	8.125%	8/15/19	195	289
	United States Treasury Note/Bond	3.375%	11/15/19	18,060	20,907
	United States Treasury Note/Bond	3.625%	2/15/20	27,475	32,343
	United States Treasury Note/Bond	8.500%	2/15/20	65	100
	United States Treasury Note/Bond	3.500%	5/15/20	3,515	4,110
	United States Treasury Note/Bond	2.625%	8/15/20	1,350	1,487
	United States Treasury Note/Bond	8.750%	8/15/20	9,225	14,560
	United States Treasury Note/Bond	2.625%	11/15/20	2,180	2,398
	United States Treasury Note/Bond	3.625%	2/15/21	9,650	11,399
	United States Treasury Note/Bond	7.875%	2/15/21	2,880	4,408
	United States Treasury Note/Bond	2.125%	8/15/21	156	164
	United States Treasury Note/Bond	2.000%	11/15/21	13,540	14,048
	United States Treasury Note/Bond	8.000%	11/15/21	1,070	1,681
	United States Treasury Note/Bond	2.000%	2/15/22	8,685	8,982
	United States Treasury Note/Bond	1.750%	5/15/22	11,172	11,273
	United States Treasury Note/Bond	7.625%	11/15/22	40	63
	United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,586
	United States Treasury Note/Bond	6.250%	8/15/23	16,090	23,388
	United States Treasury Note/Bond	7.500%	11/15/24	25	40
	United States Treasury Note/Bond	6.875%	8/15/25	5,325	8,324
	United States Treasury Note/Bond	6.000%	2/15/26	375	550
	United States Treasury Note/Bond	6.750%	8/15/26	5	8
	United States Treasury Note/Bond	6.500%	11/15/26	765	1,180
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,666
	United States Treasury Note/Bond	6.375%	8/15/27	185	285
	United States Treasury Note/Bond	5.500%	8/15/28	2,205	3,177
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	2,021
	United States Treasury Note/Bond	5.250%	2/15/29	6,140	8,669
	United States Treasury Note/Bond	6.125%	8/15/29	930	1,438
	United States Treasury Note/Bond	6.250%	5/15/30	550	869
	United States Treasury Note/Bond	4.500%	5/15/38	428	580
	United States Treasury Note/Bond	3.500%	2/15/39	3,792	4,394
	United States Treasury Note/Bond	4.250%	5/15/39	11,725	15,338
	United States Treasury Note/Bond	4.500%	8/15/39	12,691	17,245
	United States Treasury Note/Bond	4.375%	11/15/39	7,417	9,895
	United States Treasury Note/Bond	4.625%	2/15/40	2,850	3,949
	United States Treasury Note/Bond	4.375%	5/15/40	985	1,315
	United States Treasury Note/Bond	3.875%	8/15/40	7,055	8,700
	United States Treasury Note/Bond	4.250%	11/15/40	9,075	11,888
	United States Treasury Note/Bond	4.750%	2/15/41	3,676	5,201
	United States Treasury Note/Bond	3.125%	11/15/41	11,595	12,485
	United States Treasury Note/Bond	3.125%	2/15/42	2,885	3,105
	United States Treasury Note/Bond	3.000%	5/15/42	5,900	6,192
					988,874
Agency Bonds and Notes (4.4%)
	Egypt Government AID Bonds	4.450%	9/15/15	650	727
1	Federal Agricultural Mortgage Corp.	1.250%	12/6/13	135	137
1	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	75	78
1	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	100	104
1	Federal Farm Credit Banks	3.875%	10/7/13	150	157
1	Federal Farm Credit Banks	1.125%	2/27/14	200	202

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Federal Farm Credit Banks	2.625%	4/17/14	250	260
1	Federal Farm Credit Banks	3.000%	9/22/14	150	159
1	Federal Farm Credit Banks	1.625%	11/19/14	325	334
1	Federal Farm Credit Banks	0.500%	6/23/15	200	200
1	Federal Farm Credit Banks	1.500%	11/16/15	200	206
1	Federal Farm Credit Banks	4.875%	12/16/15	175	200
1	Federal Farm Credit Banks	1.050%	3/28/16	100	101
1	Federal Farm Credit Banks	5.125%	8/25/16	225	265
1	Federal Farm Credit Banks	4.875%	1/17/17	250	295
1	Federal Farm Credit Banks	5.150%	11/15/19	500	627
1	Federal Home Loan Banks	5.125%	8/14/13	530	559
1	Federal Home Loan Banks	4.000%	9/6/13	825	861
1	Federal Home Loan Banks	5.250%	9/13/13	875	927
1	Federal Home Loan Banks	4.500%	9/16/13	350	368
1	Federal Home Loan Banks	3.625%	10/18/13	475	495
1	Federal Home Loan Banks	0.375%	11/27/13	500	500
1	Federal Home Loan Banks	4.875%	11/27/13	675	717
1	Federal Home Loan Banks	3.125%	12/13/13	600	624
1	Federal Home Loan Banks	0.875%	12/27/13	800	806
1	Federal Home Loan Banks	0.375%	1/29/14	600	600
1	Federal Home Loan Banks	1.375%	5/28/14	800	815
1	Federal Home Loan Banks	2.500%	6/13/14	375	390
1	Federal Home Loan Banks	5.500%	8/13/14	700	775
1	Federal Home Loan Banks	4.500%	11/14/14	350	383
1	Federal Home Loan Banks	2.750%	12/12/14	200	211
1	Federal Home Loan Banks	3.125%	3/11/16	875	952
1	Federal Home Loan Banks	5.375%	5/18/16	1,000	1,178
1	Federal Home Loan Banks	5.625%	6/13/16	75	87
1	Federal Home Loan Banks	5.125%	10/19/16	525	619
1	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,408
1	Federal Home Loan Banks	4.875%	5/17/17	550	657
1	Federal Home Loan Banks	1.000%	6/21/17	400	401
1	Federal Home Loan Banks	5.000%	11/17/17	225	272
1	Federal Home Loan Banks	5.375%	8/15/18	150	186
1	Federal Home Loan Banks	4.125%	3/13/20	375	443
1	Federal Home Loan Banks	5.250%	12/11/20	425	536
1	Federal Home Loan Banks	5.625%	6/11/21	35	45
1	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,898
2	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	275	287
2	Federal Home Loan Mortgage Corp.	4.125%	9/27/13	575	602
2	Federal Home Loan Mortgage Corp.	0.375%	10/30/13	1,150	1,150
2	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	225	239
2	Federal Home Loan Mortgage Corp.	0.375%	11/27/13	1,000	1,000
2	Federal Home Loan Mortgage Corp.	2.500%	1/7/14	125	129
2	Federal Home Loan Mortgage Corp.	4.500%	1/15/14	700	745
2	Federal Home Loan Mortgage Corp.	1.375%	2/25/14	1,075	1,093
2	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	2,775	2,882
2	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	2,225	2,433
2	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	2,000	2,107
2	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	600	607
2	Federal Home Loan Mortgage Corp.	1.000%	8/20/14	575	582
2	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	925	936
2	Federal Home Loan Mortgage Corp.	0.500%	9/19/14	275	275
2	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	850	856
2	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	875	879
2	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	400	425
2	Federal Home Loan Mortgage Corp.	0.500%	4/17/15	2,000	2,000
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	700	726
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	625	731
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	325	347
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	1,375	1,635
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	775	814
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,000	1,004
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	5,000	5,071
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	625	626
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	500	500
2	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	242
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	666
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	1,100	1,268
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,176
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	822

61

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	400	606
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,346
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	250	372
2	Federal National Mortgage Assn.	0.500%	8/9/13	5,258	5,270
2	Federal National Mortgage Assn.	1.250%	8/20/13	275	278
2	Federal National Mortgage Assn.	4.625%	10/15/13	2,975	3,138
2	Federal National Mortgage Assn.	2.875%	12/11/13	325	337
2	Federal National Mortgage Assn.	0.750%	12/18/13	2,430	2,444
2	Federal National Mortgage Assn.	1.250%	2/27/14	2,250	2,283
2	Federal National Mortgage Assn.	2.750%	3/13/14	1,725	1,795
2	Federal National Mortgage Assn.	2.500%	5/15/14	450	468
2	Federal National Mortgage Assn.	1.125%	6/27/14	300	304
2	Federal National Mortgage Assn.	0.875%	8/28/14	2,925	2,953
2	Federal National Mortgage Assn.	3.000%	9/16/14	450	475
2	Federal National Mortgage Assn.	4.625%	10/15/14	725	794
2	Federal National Mortgage Assn.	0.625%	10/30/14	1,325	1,331
2	Federal National Mortgage Assn.	2.625%	11/20/14	1,625	1,709
2	Federal National Mortgage Assn.	0.750%	12/19/14	825	831
2	Federal National Mortgage Assn.	0.375%	3/16/15	700	698
2	Federal National Mortgage Assn.	0.500%	5/27/15	900	900
2	Federal National Mortgage Assn.	0.500%	7/2/15	1,000	999
2	Federal National Mortgage Assn.	2.375%	7/28/15	2,250	2,376
2	Federal National Mortgage Assn.	4.375%	10/15/15	1,725	1,937
2	Federal National Mortgage Assn.	1.625%	10/26/15	450	465
2	Federal National Mortgage Assn.	5.000%	3/15/16	150	174
2	Federal National Mortgage Assn.	2.375%	4/11/16	450	478
2	Federal National Mortgage Assn.	5.250%	9/15/16	550	651
2	Federal National Mortgage Assn.	1.250%	9/28/16	875	891
2	Federal National Mortgage Assn.	1.375%	11/15/16	1,175	1,202
2	Federal National Mortgage Assn.	1.250%	1/30/17	1,000	1,017
2	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,283
2	Federal National Mortgage Assn.	1.125%	4/27/17	2,950	2,978
2	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,386
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,213
2	Federal National Mortgage Assn.	0.000%	10/9/19	275	226
2	Federal National Mortgage Assn.	6.250%	5/15/29	175	252
2	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,455
2	Federal National Mortgage Assn.	7.250%	5/15/30	300	479
2	Federal National Mortgage Assn.	6.625%	11/15/30	300	455
2	Federal National Mortgage Assn.	5.625%	7/15/37	275	392
1	Financing Corp.	9.650%	11/2/18	225	334
	Israel Government AID Bond	5.500%	12/4/23	50	65
	Israel Government AID Bond	5.500%	4/26/24	475	617
	Private Export Funding Corp.	3.050%	10/15/14	250	264
	Private Export Funding Corp.	1.375%	2/15/17	25	25
	Private Export Funding Corp.	2.250%	12/15/17	125	132
	Private Export Funding Corp.	4.375%	3/15/19	200	236
	Private Export Funding Corp.	4.300%	12/15/21	100	119
	Private Export Funding Corp.	2.800%	5/15/22	125	131
	Private Export Funding Corp.	2.450%	7/15/24	100	99
1	Tennessee Valley Authority	5.500%	7/18/17	275	335
1	Tennessee Valley Authority	4.500%	4/1/18	175	207
1	Tennessee Valley Authority	3.875%	2/15/21	250	289
1	Tennessee Valley Authority	6.750%	11/1/25	50	73
1	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,549
1	Tennessee Valley Authority	4.650%	6/15/35	175	210
1	Tennessee Valley Authority	5.880%	4/1/36	250	349
1	Tennessee Valley Authority	5.500%	6/15/38	100	134
1	Tennessee Valley Authority	5.250%	9/15/39	225	295
1	Tennessee Valley Authority	4.875%	1/15/48	100	126
1	Tennessee Valley Authority	5.375%	4/1/56	50	69
1	Tennessee Valley Authority	4.625%	9/15/60	180	219
					114,138
Conventional Mortgage-Backed Securities (25.7%)
[2,3,4] Fannie Mae Pool		2.500%	7/1/27	2,450	2,525
[2,3,4] Fannie Mae Pool		3.000%	7/1/27–
			7/1/42	15,150	15,841
[2,3,4] Fannie Mae Pool		3.500%	11/1/31–
			11/1/40	38,628	40,711
[2,3,4] Fannie Mae Pool		4.000%	8/1/18–
			7/1/42	57,679	61,583

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,3,4] Fannie Mae Pool		4.500%	3/1/14–
			7/1/42	48,143	51,723
[2,3,4] Fannie Mae Pool		5.000%	3/1/17–
			4/1/41	43,232	46,835
[2,3,4] Fannie Mae Pool		5.500%	9/1/14–
			7/1/42	36,403	39,839
[2,4]	Fannie Mae Pool	6.000%	11/1/13–
			7/1/42	27,193	29,969
[2,4]	Fannie Mae Pool	6.500%	11/1/14–
			10/1/39	9,235	10,428
[2,4]	Fannie Mae Pool	7.000%	9/1/14–
			11/1/37	2,271	2,582
[2,4]	Fannie Mae Pool	7.500%	11/1/22–
			7/1/32	168	185
[2,4]	Fannie Mae Pool	8.000%	8/1/17–
			11/1/30	69	75
[2,4]	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	28	31
[2,4]	Fannie Mae Pool	9.000%	7/1/22–
			12/1/24	3	4
[2,4]	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	5	4
[2,4]	Fannie Mae Pool	10.000%	8/1/20–
			8/1/21	1	1
[2,3,4] Freddie Mac Gold Pool		2.500%	7/1/27	1,500	1,542
[2,3,4] Freddie Mac Gold Pool		3.000%	7/1/27–
			7/1/42	10,025	10,473
[2,3,4] Freddie Mac Gold Pool		3.500%	9/1/25–
			7/1/42	18,695	19,656
[2,3,4] Freddie Mac Gold Pool		4.000%	9/1/13–
			7/1/42	32,744	34,748
[2,4]	Freddie Mac Gold Pool	4.500%	1/1/18–
			8/1/41	32,787	35,026
[2,3,4] Freddie Mac Gold Pool		5.000%	10/1/17–
			7/1/42	27,171	29,194
[2,3,4] Freddie Mac Gold Pool		5.500%	12/1/13–
			7/1/42	26,588	28,906
[2,4]	Freddie Mac Gold Pool	6.000%	12/1/12–
			3/1/39	16,791	18,461
[2,4]	Freddie Mac Gold Pool	6.500%	9/1/12–
			4/1/39	4,789	5,385
[2,4]	Freddie Mac Gold Pool	7.000%	7/1/12–
			2/1/37	1,200	1,365
[2,4]	Freddie Mac Gold Pool	7.500%	10/1/12–
			10/1/30	85	98
[2,4]	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	85	98
[2,4]	Freddie Mac Gold Pool	8.500%	3/1/23–
			11/1/30	42	49
[2,4]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	6
[2,4]	Freddie Mac Gold Pool	10.000%	3/1/17	2	2
[2,4]	Freddie Mac Non Gold Pool	10.000%	11/1/19	1	1
[3,4]	Ginnie Mae I Pool	3.000%	7/1/42	250	260
[3,4]	Ginnie Mae I Pool	3.500%	2/15/26–
			7/1/42	5,462	5,848
[3,4]	Ginnie Mae I Pool	4.000%	10/15/24–
			7/1/42	15,042	16,425
4	Ginnie Mae I Pool	4.500%	8/15/18–
			10/15/41	20,486	22,461
4	Ginnie Mae I Pool	5.000%	1/15/18–
			9/15/40	14,112	15,557
4	Ginnie Mae I Pool	5.500%	6/15/18–
			9/15/38	8,661	9,646
4	Ginnie Mae I Pool	6.000%	2/15/17–
			9/15/40	6,353	7,155
4	Ginnie Mae I Pool	6.500%	5/15/13–
			2/15/39	2,004	2,292
4	Ginnie Mae I Pool	7.000%	5/15/23–
			10/15/31	239	273
4	Ginnie Mae I Pool	7.500%	4/15/22–
			1/15/31	116	129

62

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	75	82
4	Ginnie Mae I Pool	8.500%	2/15/22–
			9/15/26	16	19
4	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	17	18
4	Ginnie Mae I Pool	9.500%	12/15/21	4	5
4	Ginnie Mae I Pool	10.000%	5/15/20	1	1
4	Ginnie Mae I Pool	10.500%	5/15/19	9	9
[3,4]	Ginnie Mae II Pool	3.000%	2/20/27–
			7/1/42	543	570
[3,4]	Ginnie Mae II Pool	3.500%	12/20/25–
			7/1/42	13,578	14,518
[3,4]	Ginnie Mae II Pool	4.000%	9/20/25–
			7/1/42	19,336	21,109
[3,4]	Ginnie Mae II Pool	4.500%	4/20/40–
			7/1/42	27,269	30,056
4	Ginnie Mae II Pool	5.000%	3/20/18–
			7/1/42	18,373	20,318
4	Ginnie Mae II Pool	5.500%	6/20/34–
			8/20/41	6,718	7,453
4	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	3,458	3,876
4	Ginnie Mae II Pool	6.500%	12/20/35–
			12/20/37	1,135	1,297
4	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	108	123
					666,846
Nonconventional Mortgage-Backed Securities (1.0%)
[2,4,5] Fannie Mae Pool		1.797%	4/1/37	47	49
[2,4,5] Fannie Mae Pool		2.393%	9/1/34	30	32
[2,4,5] Fannie Mae Pool		2.400%	2/1/37	245	255
[2,4,5] Fannie Mae Pool		2.437%	1/1/35	179	192
[2,4,5] Fannie Mae Pool		2.485%	12/1/35	282	303
[2,4,5] Fannie Mae Pool		2.512%	12/1/35	305	327
[2,4]	Fannie Mae Pool	2.547%	12/1/40	183	189
[2,4]	Fannie Mae Pool	2.569%	10/1/40	354	366
[2,4,5] Fannie Mae Pool		2.596%	2/1/36	45	45
[2,4,5] Fannie Mae Pool		2.685%	11/1/33	36	39
[2,4,5] Fannie Mae Pool		2.725%	1/1/37	79	85
[2,4,5] Fannie Mae Pool		2.794%	8/1/35	313	334
[2,4]	Fannie Mae Pool	2.801%	3/1/42	317	331
[2,4]	Fannie Mae Pool	2.823%	1/1/42	191	199
[2,4]	Fannie Mae Pool	2.826%	3/1/41	191	199
[2,4,5] Fannie Mae Pool		2.844%	3/1/37	140	148
[2,4,5] Fannie Mae Pool		2.846%	3/1/37	307	324
[2,4,5] Fannie Mae Pool		2.869%	2/1/37	177	188
[2,4,5] Fannie Mae Pool		2.877%	4/1/36	146	156
[2,4]	Fannie Mae Pool	2.924%	12/1/40	152	158
[2,4,5] Fannie Mae Pool		2.973%	3/1/37	87	94
[2,4]	Fannie Mae Pool	3.019%	3/1/41	123	128
[2,4]	Fannie Mae Pool	3.076%	2/1/41	141	147
[2,4]	Fannie Mae Pool	3.126%	2/1/41	167	175
[2,4]	Fannie Mae Pool	3.135%	12/1/40	199	208
[2,4]	Fannie Mae Pool	3.159%	2/1/41	207	215
[2,4]	Fannie Mae Pool	3.175%	12/1/40	235	246
[2,4]	Fannie Mae Pool	3.207%	9/1/40	305	319
[2,4]	Fannie Mae Pool	3.210%	8/1/40	263	275
[2,4]	Fannie Mae Pool	3.246%	10/1/40	247	259
[2,4]	Fannie Mae Pool	3.267%	11/1/40	101	106
[2,4]	Fannie Mae Pool	3.290%	1/1/40	141	148
[2,4]	Fannie Mae Pool	3.298%	1/1/41	234	250
[2,4]	Fannie Mae Pool	3.368%	5/1/40	123	129
[2,4]	Fannie Mae Pool	3.370%	1/1/40	324	338
[2,4,5] Fannie Mae Pool		3.434%	6/1/37	44	46
[2,4]	Fannie Mae Pool	3.448%	12/1/39	616	644
[2,4]	Fannie Mae Pool	3.503%	5/1/40	98	102
[2,4]	Fannie Mae Pool	3.521%	10/1/39	92	97
[2,4]	Fannie Mae Pool	3.532%	3/1/40	324	340
[2,4]	Fannie Mae Pool	3.580%	8/1/39	119	125
[2,4]	Fannie Mae Pool	3.599%	4/1/41	230	242

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,4]	Fannie Mae Pool	3.604%	11/1/39	52	55
[2,4]	Fannie Mae Pool	3.626%	11/1/39	133	139
[2,4,5] Fannie Mae Pool		3.641%	12/1/35	174	185
[2,4]	Fannie Mae Pool	3.677%	7/1/39	99	103
[2,4]	Fannie Mae Pool	3.702%	5/1/40	461	485
[2,4]	Fannie Mae Pool	3.769%	2/1/40	508	546
[2,4]	Fannie Mae Pool	3.829%	9/1/40	320	348
[2,4,5] Fannie Mae Pool		3.949%	8/1/37	208	217
[2,4]	Fannie Mae Pool	4.203%	12/1/39	342	365
[2,4]	Fannie Mae Pool	4.483%	11/1/34	96	102
[2,4,5] Fannie Mae Pool		4.604%	3/1/37	88	94
[2,4,5] Fannie Mae Pool		4.633%	8/1/35	261	278
[2,4,5] Fannie Mae Pool		4.821%	10/1/38	237	254
[2,4]	Fannie Mae Pool	4.998%	12/1/33	47	50
[2,4]	Fannie Mae Pool	5.104%	3/1/38	181	196
[2,4]	Fannie Mae Pool	5.228%	7/1/36	84	90
[2,4]	Fannie Mae Pool	5.259%	7/1/38	14	15
[2,4]	Fannie Mae Pool	5.361%	12/1/35	109	118
[2,4]	Fannie Mae Pool	5.412%	8/1/38	7	8
[2,4]	Fannie Mae Pool	5.564%	5/1/36	88	95
[2,4]	Fannie Mae Pool	5.709%	4/1/37	132	143
[2,4]	Fannie Mae Pool	5.738%	12/1/37	208	224
[2,4,5] Fannie Mae Pool		5.821%	8/1/37	100	107
[2,4]	Fannie Mae Pool	5.903%	6/1/36	24	26
2	Fannie Mae Pool	5.940%	11/1/36	176	190
[2,4]	Fannie Mae Pool	5.948%	10/1/37	150	163
[2,4]	Fannie Mae Pool	6.020%	7/1/37	32	35
[2,4,5] Fannie Mae Pool		6.180%	9/1/37	85	89
[2,4,5] Freddie Mac Non Gold Pool		2.194%	4/1/37	87	89
[2,4,5] Freddie Mac Non Gold Pool		2.319%	6/1/37	66	68
[2,4,5] Freddie Mac Non Gold Pool		2.362%	12/1/34	183	195
[2,4,5] Freddie Mac Non Gold Pool		2.375%	11/1/34–
			4/1/37	332	353
[2,4,5] Freddie Mac Non Gold Pool		2.517%	12/1/34	75	80
[2,4]	Freddie Mac Non Gold Pool	2.565%	2/1/42	282	293
[2,4,5] Freddie Mac Non Gold Pool		2.584%	12/1/36	159	168
[2,4]	Freddie Mac Non Gold Pool	2.629%	12/1/40	178	184
[2,4,5] Freddie Mac Non Gold Pool		2.631%	1/1/35	11	12
[2,4]	Freddie Mac Non Gold Pool	2.707%	12/1/40	251	260
[2,4,5] Freddie Mac Non Gold Pool		2.734%	3/1/36	147	158
[2,4]	Freddie Mac Non Gold Pool	2.754%	11/1/40	140	146
[2,4]	Freddie Mac Non Gold Pool	2.824%	1/1/41	200	207
[2,4,5] Freddie Mac Non Gold Pool		2.895%	4/1/37	167	173
[2,4,5] Freddie Mac Non Gold Pool		2.925%	3/1/37	139	147
[2,4]	Freddie Mac Non Gold Pool	2.982%	2/1/41	276	288
[2,4]	Freddie Mac Non Gold Pool	3.092%	3/1/41	154	161
[2,4,5] Freddie Mac Non Gold Pool		3.114%	7/1/35	76	81
[2,4]	Freddie Mac Non Gold Pool	3.137%	11/1/40	217	227
[2,4]	Freddie Mac Non Gold Pool	3.271%	6/1/40	144	151
[2,4]	Freddie Mac Non Gold Pool	3.351%	5/1/40	69	73
[2,4]	Freddie Mac Non Gold Pool	3.355%	4/1/40	195	204
[2,4]	Freddie Mac Non Gold Pool	3.454%	5/1/40	89	93
[2,4]	Freddie Mac Non Gold Pool	3.502%	8/1/40	301	324
[2,4]	Freddie Mac Non Gold Pool	3.571%	11/1/39	338	354
[2,4]	Freddie Mac Non Gold Pool	3.611%	6/1/40	381	400
[2,4]	Freddie Mac Non Gold Pool	3.614%	6/1/40	212	223
[2,4]	Freddie Mac Non Gold Pool	3.628%	6/1/37	330	352
[2,4]	Freddie Mac Non Gold Pool	3.630%	1/1/40	197	207
[2,4]	Freddie Mac Non Gold Pool	3.676%	9/1/40	282	297
[2,4]	Freddie Mac Non Gold Pool	3.975%	3/1/40	450	475
[2,4]	Freddie Mac Non Gold Pool	4.678%	5/1/38	30	32
[2,4]	Freddie Mac Non Gold Pool	4.893%	12/1/35	184	193
[2,4]	Freddie Mac Non Gold Pool	5.020%	10/1/36	135	145
[2,4]	Freddie Mac Non Gold Pool	5.236%	3/1/38	243	264
[2,4]	Freddie Mac Non Gold Pool	5.364%	12/1/35	78	81
[2,4]	Freddie Mac Non Gold Pool	5.506%	2/1/36	81	88
[2,4]	Freddie Mac Non Gold Pool	5.509%	1/1/38	101	109
[2,4]	Freddie Mac Non Gold Pool	5.539%	3/1/37	31	33
[2,4]	Freddie Mac Non Gold Pool	5.721%	9/1/36	409	439
[2,4]	Freddie Mac Non Gold Pool	5.754%	5/1/36	67	72
[2,4]	Freddie Mac Non Gold Pool	5.766%	9/1/37	183	199
[2,4]	Freddie Mac Non Gold Pool	5.792%	8/1/37	124	136

63

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,4]	Freddie Mac Non Gold Pool	5.811%	10/1/37	60	63
[2,4]	Freddie Mac Non Gold Pool	5.846%	5/1/37	139	151
[2,4]	Freddie Mac Non Gold Pool	5.926%	12/1/36	54	59
[2,4]	Freddie Mac Non Gold Pool	6.038%	10/1/37	23	25
[2,4]	Freddie Mac Non Gold Pool	6.039%	12/1/36	123	134
[2,4]	Freddie Mac Non Gold Pool	6.407%	2/1/37	47	51
4	Ginnie Mae II Pool	2.500%	1/20/41–
			1/20/42	1,916	1,997
4	Ginnie Mae II Pool	3.000%	12/20/40–
			11/20/41	1,123	1,180
4	Ginnie Mae II Pool	3.500%	1/20/41	190	200
4	Ginnie Mae II Pool	4.000%	9/20/39–
			10/20/41	1,476	1,557
4	Ginnie Mae II Pool	4.500%	10/20/39	23	25
4	Ginnie Mae II Pool	5.000%	7/20/38–
			10/20/38	74	79
					27,027
Total U.S. Government and Agency Obligations (Cost $1,703,877) 1,796,885
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	4.153%	11/10/38	43	44
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	4.877%	7/10/42	510	534
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.246%	11/10/42	75	77
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	4.727%	7/10/43	115	121
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.919%	5/10/45	325	370
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.954%	5/10/45	85	75
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.372%	9/10/45	475	530
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.421%	9/10/45	5	5
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.115%	10/10/45	700	776
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.634%	7/10/46	500	564
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.366%	9/10/47	90	89
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.366%	9/10/47	50	54
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.414%	9/10/47	425	461
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.448%	9/10/47	50	49
4	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	6.395%	2/10/51	500	589
6	Bank of Scotland plc	5.250%	2/21/17	375	410
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.713%	4/12/38	175	198
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.713%	4/12/38	125	134
4	Bear Stearns Commercial Mortgage
	Securities Inc.	4.830%	8/15/38	141	141
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.940%	9/11/38	150	164
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.619%	3/11/39	81	76
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.619%	3/11/39	125	140
4	Bear Stearns Commercial Mortgage
	Securities Inc.	4.680%	8/13/39	425	433
4	Bear Stearns Commercial Mortgage
	Securities Inc.	4.740%	3/13/40	186	189
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.854%	6/11/40	422	427

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.906%	6/11/40	150	158
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.405%	12/11/40	130	145
4	Bear Stearns Commercial Mortgage
	Securities Inc.	4.750%	6/11/41	110	107
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.582%	9/11/41	95	100
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.568%	10/12/41	237	257
4	Bear Stearns Commercial Mortgage
	Securities Inc.	4.868%	11/11/41	60	61
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.742%	9/11/42	825	966
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.793%	9/11/42	175	183
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.127%	10/12/42	205	207
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.298%	10/12/42	350	388
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.513%	1/12/45	190	196
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.613%	6/11/50	391	399
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.694%	6/11/50	150	172
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.700%	6/11/50	575	661
4	Bear Stearns Commercial Mortgage
	Securities Inc.	5.915%	6/11/50	235	250
4	Capital One Multi-Asset Execution
	Trust	5.050%	12/17/18	1,000	1,137
4	Capital One Multi-Asset Execution
	Trust	5.750%	7/15/20	225	272
4	Chase Issuance Trust	4.650%	3/15/15	1,000	1,026
4	Chase Issuance Trust	5.400%	7/15/15	250	261
6	Cie de Financement Foncier SA	2.125%	4/22/13	150	151
4	Citibank Credit Card Issuance Trust	4.900%	6/23/16	525	569
4	Citibank Credit Card Issuance Trust	4.150%	7/7/17	100	110
4	Citibank Credit Card Issuance Trust	5.650%	9/20/19	250	302
4	Citigroup Commercial Mortgage Trust	4.830%	5/15/43	175	183
4	Citigroup Commercial Mortgage Trust	5.921%	3/15/49	425	482
4	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	60	68
4	Citigroup Commercial Mortgage Trust	5.462%	10/15/49	100	107
4	Citigroup Commercial Mortgage Trust	5.482%	10/15/49	50	42
4	Citigroup Commercial Mortgage Trust	5.889%	12/10/49	600	687
4	Citigroup Commercial Mortgage Trust	5.889%	12/10/49	135	140
4	Citigroup Commercial Mortgage Trust	6.276%	12/10/49	425	497
4	Citigroup/Deutsche Bank Commercial
	Mortgage Trust	5.394%	7/15/44	145	157
4	Citigroup/Deutsche Bank Commercial
	Mortgage Trust	5.394%	7/15/44	300	334
4	Citigroup/Deutsche Bank Commercial
	Mortgage Trust	5.886%	11/15/44	500	572
4	Citigroup/Deutsche Bank Commercial
	Mortgage Trust	5.648%	10/15/48	250	262
4	Citigroup/Deutsche Bank Commercial
	Mortgage Trust	5.322%	12/11/49	250	276
[4,6]	Commercial Mortgage Lease-Backed
	Certificates	6.746%	6/20/31	436	464
4	Commercial Mortgage Pass Through
	Certificates	4.084%	6/10/38	392	398
4	Commercial Mortgage Pass Through
	Certificates	4.715%	3/10/39	493	513
4	Commercial Mortgage Pass Through
	Certificates	5.116%	6/10/44	460	509
4	Commercial Mortgage Pass Through
	Certificates	5.941%	6/10/46	550	612
4	Commercial Mortgage Pass Through
	Certificates	5.966%	6/10/46	100	105

64

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Commercial Mortgage Pass Through
	Certificates	5.248%	12/10/46	60	60
4	Commercial Mortgage Pass Through
	Certificates	6.006%	12/10/49	550	639
4	Credit Suisse First Boston Mortgage
	Securities Corp.	4.750%	1/15/37	258	267
4	Credit Suisse First Boston Mortgage
	Securities Corp.	5.014%	2/15/38	250	271
4	Credit Suisse First Boston Mortgage
	Securities Corp.	5.075%	2/15/38	117	116
4	Credit Suisse First Boston Mortgage
	Securities Corp.	3.936%	5/15/38	262	266
4	Credit Suisse First Boston Mortgage
	Securities Corp.	5.100%	8/15/38	50	53
4	Credit Suisse First Boston Mortgage
	Securities Corp.	5.190%	8/15/38	75	75
4	Credit Suisse First Boston Mortgage
	Securities Corp.	5.230%	12/15/40	85	84
4	Credit Suisse Mortgage Capital
	Certificates	6.008%	6/15/38	600	680
4	Credit Suisse Mortgage Capital
	Certificates	6.008%	6/15/38	30	32
4	Credit Suisse Mortgage Capital
	Certificates	5.593%	2/15/39	175	196
4	Credit Suisse Mortgage Capital
	Certificates	5.593%	2/15/39	100	101
4	Credit Suisse Mortgage Capital
	Certificates	5.593%	2/15/39	200	215
4	Credit Suisse Mortgage Capital
	Certificates	5.869%	6/15/39	200	217
4	Credit Suisse Mortgage Capital
	Certificates	5.509%	9/15/39	50	50
4	Credit Suisse Mortgage Capital
	Certificates	5.311%	12/15/39	150	163
4	Credit Suisse Mortgage Capital
	Certificates	5.383%	2/15/40	175	182
4	CW Capital Cobalt Ltd.	6.007%	5/15/46	300	330
4	Discover Card Master Trust	5.650%	12/15/15	600	626
4	Discover Card Master Trust	5.650%	3/16/20	275	332
4	Ford Credit Auto Owner Trust	2.420%	11/15/14	150	151
4	Ford Credit Auto Owner Trust	2.150%	6/15/15	425	431
4	Ford Credit Auto Owner Trust	1.150%	6/15/17	150	151
4	GE Capital Commercial Mortgage Corp.	5.481%	3/10/44	425	472
4	GE Capital Commercial Mortgage Corp.	5.481%	3/10/44	175	176
4	GE Capital Commercial Mortgage Corp.	4.974%	7/10/45	150	165
4	GE Capital Commercial Mortgage Corp.	5.543%	12/10/49	175	191
4	GMAC Commercial Mortgage
	Securities Inc.	4.079%	5/10/36	85	86
4	GMAC Commercial Mortgage
	Securities Inc.	4.908%	3/10/38	350	367
4	GMAC Commercial Mortgage
	Securities Inc.	4.646%	4/10/40	12	12
4	GMAC Commercial Mortgage
	Securities Inc.	4.864%	12/10/41	400	424
4	GMAC Commercial Mortgage
	Securities Inc.	4.754%	5/10/43	100	105
4	Greenwich Capital Commercial
	Funding Corp.	4.948%	1/11/35	36	36
4	Greenwich Capital Commercial
	Funding Corp.	5.317%	6/10/36	700	738
4	Greenwich Capital Commercial
	Funding Corp.	5.117%	4/10/37	137	137
4	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	775	847
4	Greenwich Capital Commercial
	Funding Corp.	5.277%	4/10/37	150	148
4	Greenwich Capital Commercial
	Funding Corp.	6.071%	7/10/38	250	285
4	Greenwich Capital Commercial
	Funding Corp.	5.475%	3/10/39	50	48

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Greenwich Capital Commercial
	Funding Corp.	4.799%	8/10/42	1,200	1,297
4	Greenwich Capital Commercial
	Funding Corp.	4.859%	8/10/42	100	100
4	GS Mortgage Securities Corp. II	5.506%	4/10/38	154	155
4	GS Mortgage Securities Corp. II	5.553%	4/10/38	650	723
4	GS Mortgage Securities Corp. II	5.622%	4/10/38	150	153
4	GS Mortgage Securities Corp. II	5.396%	8/10/38	300	320
4	GS Mortgage Securities Corp. II	3.707%	8/10/44	80	86
4	GS Mortgage Securities Corp. II	3.482%	1/10/45	300	312
4	GS Mortgage Securities Corp. II	3.377%	5/10/45	175	180
4	Honda Auto Receivables Owner Trust	1.800%	4/17/17	75	76
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.050%	12/12/34	136	136
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.654%	1/12/37	75	76
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.540%	8/12/37	50	50
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.879%	1/12/38	765	794
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.404%	1/12/39	150	156
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.774%	6/12/41	500	538
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.780%	7/15/42	130	137
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.502%	1/12/43	50	48
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.475%	4/15/43	200	224
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.635%	12/12/44	75	75
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.404%	12/15/44	105	112
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.483%	12/15/44	35	35
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.064%	4/15/45	90	77
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.064%	4/15/45	275	309
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.064%	4/15/45	40	43
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.593%	5/12/45	253	261
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.507%	5/15/45	225	232
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	5/15/45	115	123
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.447%	5/15/45	200	211
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.483%	6/15/45	176	180
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	6/12/47	250	281
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.009%	6/15/49	300	319
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.794%	2/12/51	525	587
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.855%	2/12/51	190	191
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.088%	2/12/51	75	81
4	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	700	742
4	LB-UBS Commercial Mortgage Trust	4.742%	2/15/30	350	377
4	LB-UBS Commercial Mortgage Trust	5.150%	4/15/30	225	245
4	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	250	275
4	LB-UBS Commercial Mortgage Trust	5.217%	2/15/31	75	82
4	LB-UBS Commercial Mortgage Trust	4.853%	9/15/31	123	123
4	LB-UBS Commercial Mortgage Trust	4.960%	12/15/31	73	73
4	LB-UBS Commercial Mortgage Trust	4.166%	5/15/32	325	330
4	LB-UBS Commercial Mortgage Trust	5.124%	11/15/32	225	233

65

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	LB-UBS Commercial Mortgage Trust	4.931%	9/15/35	700	718
4	LB-UBS Commercial Mortgage Trust	5.378%	11/15/38	75	76
4	LB-UBS Commercial Mortgage Trust	5.661%	3/15/39	475	531
4	LB-UBS Commercial Mortgage Trust	5.413%	9/15/39	60	64
4	LB-UBS Commercial Mortgage Trust	5.424%	2/15/40	275	310
4	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	325	364
4	LB-UBS Commercial Mortgage Trust	5.455%	2/15/40	125	128
4	LB-UBS Commercial Mortgage Trust	5.057%	9/15/40	50	48
4	LB-UBS Commercial Mortgage Trust	6.314%	4/15/41	130	136
4	LB-UBS Commercial Mortgage Trust	6.314%	4/15/41	200	237
4	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	600	684
4	Merrill Lynch Mortgage Trust	5.236%	11/12/35	400	417
4	Merrill Lynch Mortgage Trust	5.107%	7/12/38	45	48
4	Merrill Lynch Mortgage Trust	5.848%	5/12/39	50	54
4	Merrill Lynch Mortgage Trust	5.848%	5/12/39	400	456
4	Merrill Lynch Mortgage Trust	5.782%	8/12/43	125	129
4	Merrill Lynch Mortgage Trust	5.291%	1/12/44	350	391
4	Merrill Lynch Mortgage Trust	6.041%	6/12/50	700	786
4	Merrill Lynch Mortgage Trust	5.690%	2/12/51	500	572
4	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	6.093%	6/12/46	600	686
4	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	5.456%	7/12/46	85	86
4	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	5.378%	8/12/48	465	499
4	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	5.590%	9/12/49	172	173
4	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	5.700%	9/12/49	125	137
4	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	5.204%	12/12/49	50	48
4	Morgan Stanley Capital I Inc.	4.970%	4/14/40	575	606
4	Morgan Stanley Capital I Inc.	5.110%	6/15/40	65	69
4	Morgan Stanley Capital I Inc.	5.270%	6/13/41	200	211
4	Morgan Stanley Capital I Inc.	5.987%	8/12/41	50	55
4	Morgan Stanley Capital I Inc.	5.328%	11/12/41	135	151
4	Morgan Stanley Capital I Inc.	5.360%	11/12/41	200	209
4	Morgan Stanley Capital I Inc.	4.780%	12/13/41	100	108
4	Morgan Stanley Capital I Inc.	4.840%	12/13/41	35	35
4	Morgan Stanley Capital I Inc.	4.970%	12/15/41	425	441
4	Morgan Stanley Capital I Inc.	5.168%	1/14/42	125	136
4	Morgan Stanley Capital I Inc.	5.823%	6/11/42	300	349
4	Morgan Stanley Capital I Inc.	5.823%	6/11/42	150	160
4	Morgan Stanley Capital I Inc.	4.989%	8/13/42	225	247
4	Morgan Stanley Capital I Inc.	5.073%	8/13/42	95	94
4	Morgan Stanley Capital I Inc.	5.230%	9/15/42	750	835
4	Morgan Stanley Capital I Inc.	5.894%	10/15/42	240	269
4	Morgan Stanley Capital I Inc.	5.898%	10/15/42	20	21
4	Morgan Stanley Capital I Inc.	5.898%	10/15/42	100	91
4	Morgan Stanley Capital I Inc.	5.369%	11/14/42	400	442
4	Morgan Stanley Capital I Inc.	6.455%	1/11/43	475	573
4	Morgan Stanley Capital I Inc.	5.332%	12/15/43	200	220
4	Morgan Stanley Capital I Inc.	5.600%	3/12/44	300	336
4	Morgan Stanley Capital I Inc.	5.649%	3/12/44	118	126
4	Morgan Stanley Capital I Inc.	5.773%	7/12/44	125	135
4	Morgan Stanley Capital I Inc.	5.793%	7/12/44	115	112
4	Morgan Stanley Capital I Inc.	3.244%	3/15/45	350	353
4	Morgan Stanley Capital I Inc.	4.660%	9/13/45	116	120
4	Morgan Stanley Capital I Inc.	4.985%	6/12/47	75	75
4	Morgan Stanley Capital I Inc.	5.692%	4/15/49	450	491
4	Morgan Stanley Capital I Inc.	5.544%	11/12/49	100	106
4	Morgan Stanley Capital I Inc.	5.809%	12/12/49	550	634
4	Morgan Stanley Capital I Inc.	6.309%	12/12/49	125	130
4	Morgan Stanley Capital I Inc.	5.090%	10/12/52	89	89
4	Morgan Stanley Capital I Inc.	5.204%	10/12/52	200	209
4	Morgan Stanley Capital I Inc.	4.770%	7/15/56	85	85
4	Morgan Stanley Dean Witter Capital I	4.920%	3/12/35	645	653
4	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	424	429
4	Nissan Auto Receivables Owner Trust	5.050%	11/17/14	49	49
6	Northern Rock Asset Management plc	5.625%	6/22/17	150	161
4	PSE&G Transition Funding LLC	6.890%	12/15/17	600	700

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Royal Bank of Canada	3.125%	4/14/15	225	238
4	TIAA Seasoned Commercial Mortgage
	Trust	5.620%	8/15/39	85	85
4	Wachovia Bank Commercial Mortgage
	Trust	5.125%	8/15/35	105	108
4	Wachovia Bank Commercial Mortgage
	Trust	4.964%	11/15/35	325	338
4	Wachovia Bank Commercial Mortgage
	Trust	4.748%	2/15/41	368	385
4	Wachovia Bank Commercial Mortgage
	Trust	5.494%	7/15/41	275	292
4	Wachovia Bank Commercial Mortgage
	Trust	4.803%	10/15/41	600	630
4	Wachovia Bank Commercial Mortgage
	Trust	5.083%	3/15/42	250	273
4	Wachovia Bank Commercial Mortgage
	Trust	5.224%	3/15/42	50	50
4	Wachovia Bank Commercial Mortgage
	Trust	5.118%	7/15/42	175	193
4	Wachovia Bank Commercial Mortgage
	Trust	5.922%	5/15/43	475	537
4	Wachovia Bank Commercial Mortgage
	Trust	4.699%	5/15/44	800	870
4	Wachovia Bank Commercial Mortgage
	Trust	4.750%	5/15/44	35	37
4	Wachovia Bank Commercial Mortgage
	Trust	4.793%	5/15/44	75	72
4	Wachovia Bank Commercial Mortgage
	Trust	5.378%	10/15/44	775	851
4	Wachovia Bank Commercial Mortgage
	Trust	5.378%	10/15/44	35	35
4	Wachovia Bank Commercial Mortgage
	Trust	5.441%	12/15/44	500	554
4	Wachovia Bank Commercial Mortgage
	Trust	5.491%	12/15/44	50	53
4	Wachovia Bank Commercial Mortgage
	Trust	6.171%	6/15/45	34	38
4	Wachovia Bank Commercial Mortgage
	Trust	5.765%	7/15/45	440	499
4	Wachovia Bank Commercial Mortgage
	Trust	5.679%	10/15/48	150	160
4	Wachovia Bank Commercial Mortgage
	Trust	5.313%	11/15/48	425	452
4	WF-RBS Commercial Mortgage Trust	3.440%	4/15/45	175	182
4	WF-RBS Commercial Mortgage Trust	3.431%	6/15/45	125	128
4	WF-RBS Commercial Mortgage Trust	4.090%	6/15/45	100	103
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $60,883)					67,475
Corporate Bonds (21.2%)
Finance (7.1%)
	Banking (4.6%)
	Abbey National Treasury Services plc	2.875%	4/25/14	75	73
	Abbey National Treasury Services plc	4.000%	4/27/16	575	566
	American Express Centurion Bank	5.950%	6/12/17	50	58
	American Express Centurion Bank	6.000%	9/13/17	625	738
	American Express Co.	7.250%	5/20/14	75	83
	American Express Co.	5.500%	9/12/16	100	114
	American Express Co.	6.150%	8/28/17	100	119
	American Express Co.	7.000%	3/19/18	675	834
	American Express Co.	8.125%	5/20/19	175	233
	American Express Co.	8.150%	3/19/38	50	78
4	American Express Co.	6.800%	9/1/66	200	208
	American Express Credit Corp.	5.125%	8/25/14	50	54
	American Express Credit Corp.	1.750%	6/12/15	1,050	1,062
	American Express Credit Corp.	2.750%	9/15/15	700	726
	American Express Credit Corp.	2.800%	9/19/16	215	224
	American Express Credit Corp.	2.375%	3/24/17	250	256
	Banco Santander Chile	2.875%	11/13/12	25	25
	Bancolombia SA	4.250%	1/12/16	275	286
	Bank of America Corp.	7.375%	5/15/14	275	296

66

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.125%	11/15/14	1,050	1,095
	Bank of America Corp.	4.500%	4/1/15	200	207
	Bank of America Corp.	4.750%	8/1/15	500	520
	Bank of America Corp.	3.700%	9/1/15	250	253
	Bank of America Corp.	5.250%	12/1/15	75	78
	Bank of America Corp.	3.625%	3/17/16	100	101
	Bank of America Corp.	3.750%	7/12/16	700	706
	Bank of America Corp.	6.500%	8/1/16	375	412
	Bank of America Corp.	5.750%	8/15/16	100	104
	Bank of America Corp.	5.420%	3/15/17	125	129
	Bank of America Corp.	5.750%	12/1/17	175	187
	Bank of America Corp.	5.650%	5/1/18	975	1,049
	Bank of America Corp.	7.625%	6/1/19	300	353
	Bank of America Corp.	5.625%	7/1/20	350	375
	Bank of America Corp.	5.700%	1/24/22	125	138
	Bank of America Corp.	5.875%	2/7/42	225	246
	Bank of America NA	5.300%	3/15/17	1,125	1,167
	Bank of America NA	6.100%	6/15/17	500	535
	Bank of Montreal	2.500%	1/11/17	350	363
	Bank of New York Mellon Corp.	4.300%	5/15/14	150	160
	Bank of New York Mellon Corp.	4.950%	3/15/15	200	218
	Bank of New York Mellon Corp.	2.500%	1/15/16	450	466
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	236
	Bank of New York Mellon Corp.	3.550%	9/23/21	400	424
	Bank of Nova Scotia	2.375%	12/17/13	625	640
	Bank of Nova Scotia	2.900%	3/29/16	500	523
	Bank One Corp.	4.900%	4/30/15	100	105
	Barclays Bank plc	5.200%	7/10/14	600	633
	Barclays Bank plc	3.900%	4/7/15	400	415
	Barclays Bank plc	5.000%	9/22/16	675	732
	Barclays Bank plc	5.125%	1/8/20	650	706
	BB&T Capital Trust II	6.750%	6/7/36	175	175
4	BB&T Capital Trust IV	6.820%	6/12/77	25	25
	BB&T Corp.	2.050%	4/28/14	250	255
	BB&T Corp.	5.200%	12/23/15	625	688
	BB&T Corp.	2.150%	3/22/17	175	177
	BB&T Corp.	4.900%	6/30/17	75	83
	BBVA US Senior SAU	3.250%	5/16/14	175	166
	Bear Stearns Cos. LLC	5.700%	11/15/14	550	593
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	54
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	705
	Bear Stearns Cos. LLC	6.400%	10/2/17	400	459
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	389
	BNP Paribas SA	3.250%	3/11/15	300	303
	BNP Paribas SA	3.600%	2/23/16	525	532
	BNP Paribas SA	5.000%	1/15/21	625	642
	BNY Mellon NA	4.750%	12/15/14	50	54
	Branch Banking & Trust Co.	5.625%	9/15/16	175	200
	Canadian Imperial Bank of Commerce	1.450%	9/13/13	75	76
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	165	172
	Capital One Bank USA NA	8.800%	7/15/19	900	1,130
	Capital One Financial Corp.	2.150%	3/23/15	275	276
	Capital One Financial Corp.	5.500%	6/1/15	25	27
	Capital One Financial Corp.	3.150%	7/15/16	250	258
	Capital One Financial Corp.	6.150%	9/1/16	125	139
	Capital One Financial Corp.	5.250%	2/21/17	50	55
	Capital One Financial Corp.	6.750%	9/15/17	75	89
	Capital One Financial Corp.	4.750%	7/15/21	50	54
[4,6]	Citicorp Lease Pass-Through
	Trust 1999-1	8.040%	12/15/19	500	582
	Citigroup Inc.	5.300%	10/17/12	1,050	1,063
	Citigroup Inc.	6.500%	8/19/13	500	524
	Citigroup Inc.	6.000%	12/13/13	350	368
	Citigroup Inc.	5.125%	5/5/14	100	104
	Citigroup Inc.	6.375%	8/12/14	50	54
	Citigroup Inc.	5.000%	9/15/14	975	997
	Citigroup Inc.	5.500%	10/15/14	300	318
	Citigroup Inc.	6.010%	1/15/15	275	295
	Citigroup Inc.	4.750%	5/19/15	275	289
	Citigroup Inc.	4.700%	5/29/15	150	156
	Citigroup Inc.	4.587%	12/15/15	175	183

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Citigroup Inc.	5.300%	1/7/16	225	239
Citigroup Inc.	3.953%	6/15/16	100	102
Citigroup Inc.	4.450%	1/10/17	300	315
Citigroup Inc.	6.000%	8/15/17	225	247
Citigroup Inc.	6.125%	11/21/17	825	913
Citigroup Inc.	6.125%	5/15/18	875	977
Citigroup Inc.	8.500%	5/22/19	300	372
Citigroup Inc.	5.375%	8/9/20	150	163
Citigroup Inc.	4.500%	1/14/22	575	593
Citigroup Inc.	6.625%	6/15/32	100	104
Citigroup Inc.	5.875%	2/22/33	250	244
Citigroup Inc.	6.000%	10/31/33	350	351
Citigroup Inc.	6.125%	8/25/36	75	73
Citigroup Inc.	5.875%	5/29/37	325	355
Citigroup Inc.	6.875%	3/5/38	640	778
Citigroup Inc.	8.125%	7/15/39	575	788
Comerica Bank	5.750%	11/21/16	225	254
Comerica Bank	5.200%	8/22/17	75	84
Commonwealth Bank of Australia	1.950%	3/16/15	350	352
Compass Bank	6.400%	10/1/17	75	76
Compass Bank	5.900%	4/1/26	12	11
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	125	126
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	250	257
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	950	1,016
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	525	534
Countrywide Financial Corp.	6.250%	5/15/16	125	130
Credit Suisse	2.200%	1/14/14	675	679
Credit Suisse	3.500%	3/23/15	525	544
Credit Suisse	5.300%	8/13/19	250	280
Credit Suisse	5.400%	1/14/20	675	703
Credit Suisse	4.375%	8/5/20	910	972
Credit Suisse USA Inc.	5.500%	8/15/13	200	208
Credit Suisse USA Inc.	5.125%	1/15/14	100	105
Credit Suisse USA Inc.	4.875%	1/15/15	635	680
Credit Suisse USA Inc.	5.125%	8/15/15	75	81
Deutsche Bank AG	3.450%	3/30/15	300	313
Deutsche Bank AG	3.250%	1/11/16	375	386
Deutsche Bank AG	6.000%	9/1/17	550	628
Deutsche Bank Financial LLC	5.375%	3/2/15	300	312
Fifth Third Bancorp	3.625%	1/25/16	400	422
Fifth Third Bancorp	3.500%	3/15/22	375	379
Fifth Third Bancorp	8.250%	3/1/38	225	306
First Horizon National Corp.	5.375%	12/15/15	625	657
First Niagara Financial Group Inc.	6.750%	3/19/20	50	57
First Niagara Financial Group Inc.	7.250%	12/15/21	25	28
First Tennessee Bank NA	5.050%	1/15/15	50	51
Goldman Sachs Capital I	6.345%	2/15/34	400	377
Goldman Sachs Group Inc.	4.750%	7/15/13	1,225	1,258
Goldman Sachs Group Inc.	5.250%	10/15/13	225	234
Goldman Sachs Group Inc.	5.150%	1/15/14	635	659
Goldman Sachs Group Inc.	5.000%	10/1/14	175	183
Goldman Sachs Group Inc.	5.125%	1/15/15	665	695
Goldman Sachs Group Inc.	3.300%	5/3/15	175	175
Goldman Sachs Group Inc.	3.700%	8/1/15	550	555
Goldman Sachs Group Inc.	5.350%	1/15/16	300	315
Goldman Sachs Group Inc.	3.625%	2/7/16	375	375
Goldman Sachs Group Inc.	5.750%	10/1/16	425	454
Goldman Sachs Group Inc.	5.625%	1/15/17	450	472
Goldman Sachs Group Inc.	6.250%	9/1/17	475	517
Goldman Sachs Group Inc.	5.950%	1/18/18	825	883
Goldman Sachs Group Inc.	6.150%	4/1/18	200	216
Goldman Sachs Group Inc.	7.500%	2/15/19	75	86
Goldman Sachs Group Inc.	5.375%	3/15/20	475	489
Goldman Sachs Group Inc.	6.000%	6/15/20	180	192
Goldman Sachs Group Inc.	5.250%	7/27/21	475	481
Goldman Sachs Group Inc.	5.750%	1/24/22	150	158
Goldman Sachs Group Inc.	5.950%	1/15/27	550	551

67

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	129
	Goldman Sachs Group Inc.	6.450%	5/1/36	300	290
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,525	1,480
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	704
	HSBC Bank USA NA	4.875%	8/24/20	250	257
	HSBC Bank USA NA	5.625%	8/15/35	250	252
	HSBC Holdings plc	5.100%	4/5/21	1,075	1,199
	HSBC Holdings plc	4.875%	1/14/22	225	248
	HSBC Holdings plc	4.000%	3/30/22	225	233
	HSBC Holdings plc	7.625%	5/17/32	100	117
	HSBC Holdings plc	7.350%	11/27/32	100	114
	HSBC Holdings plc	6.500%	5/2/36	500	548
	HSBC Holdings plc	6.500%	9/15/37	450	501
	HSBC Holdings plc	6.800%	6/1/38	50	56
	HSBC USA Inc.	2.375%	2/13/15	250	253
	Huntington Bancshares Inc.	7.000%	12/15/20	25	29
	JPMorgan Chase & Co.	1.650%	9/30/13	265	266
	JPMorgan Chase & Co.	2.050%	1/24/14	510	516
	JPMorgan Chase & Co.	4.875%	3/15/14	230	242
	JPMorgan Chase & Co.	4.650%	6/1/14	400	421
	JPMorgan Chase & Co.	5.125%	9/15/14	410	436
	JPMorgan Chase & Co.	3.700%	1/20/15	250	260
	JPMorgan Chase & Co.	4.750%	3/1/15	775	828
	JPMorgan Chase & Co.	5.250%	5/1/15	425	458
	JPMorgan Chase & Co.	5.150%	10/1/15	375	402
	JPMorgan Chase & Co.	2.600%	1/15/16	150	151
	JPMorgan Chase & Co.	3.450%	3/1/16	275	285
	JPMorgan Chase & Co.	3.150%	7/5/16	525	539
	JPMorgan Chase & Co.	6.125%	6/27/17	75	84
	JPMorgan Chase & Co.	6.000%	1/15/18	450	516
	JPMorgan Chase & Co.	6.300%	4/23/19	1,475	1,726
	JPMorgan Chase & Co.	4.400%	7/22/20	575	600
	JPMorgan Chase & Co.	4.625%	5/10/21	250	266
	JPMorgan Chase & Co.	4.350%	8/15/21	280	295
	JPMorgan Chase & Co.	4.500%	1/24/22	25	27
	JPMorgan Chase & Co.	6.400%	5/15/38	950	1,144
	JPMorgan Chase & Co.	5.500%	10/15/40	200	218
	JPMorgan Chase & Co.	5.600%	7/15/41	500	562
	JPMorgan Chase & Co.	5.400%	1/6/42	150	163
	JPMorgan Chase Bank NA	5.875%	6/13/16	25	27
	JPMorgan Chase Bank NA	6.000%	10/1/17	300	336
	JPMorgan Chase Capital XVII	5.850%	8/1/35	150	150
4	JPMorgan Chase Capital XVIII	6.950%	8/1/66	75	75
4	JPMorgan Chase Capital XX	6.550%	9/15/66	125	125
4	JPMorgan Chase Capital XXII	6.450%	1/15/87	225	225
	JPMorgan Chase Capital XXV	6.800%	10/1/37	225	225
	JPMorgan Chase Capital XXVII	7.000%	11/1/39	150	150
	KeyBank NA	4.950%	9/15/15	150	162
	KeyBank NA	5.450%	3/3/16	150	166
	KeyCorp	5.100%	3/24/21	25	28
	Lloyds TSB Bank plc	4.875%	1/21/16	200	210
	Lloyds TSB Bank plc	4.200%	3/28/17	400	413
	Lloyds TSB Bank plc	6.375%	1/21/21	575	653
	M&I Marshall & Ilsley Bank	4.850%	6/16/15	275	293
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	234
4	Manufacturers & Traders Trust Co.	5.585%	12/28/20	150	148
	MBNA Corp.	5.000%	6/15/15	50	52
	Mellon Funding Corp.	5.000%	12/1/14	300	323
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	150	155
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	225	235
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	519
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	233
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	308
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	435
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,175	1,306
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	81
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	100	96
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	1,545	1,766
	Morgan Stanley	2.875%	1/24/14	950	939
	Morgan Stanley	4.750%	4/1/14	525	529
	Morgan Stanley	6.000%	5/13/14	500	517

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	4.200%	11/20/14	475	475
	Morgan Stanley	4.100%	1/26/15	225	223
	Morgan Stanley	6.000%	4/28/15	225	233
	Morgan Stanley	5.375%	10/15/15	175	178
	Morgan Stanley	3.450%	11/2/15	700	680
	Morgan Stanley	3.800%	4/29/16	575	555
	Morgan Stanley	5.750%	10/18/16	375	384
	Morgan Stanley	5.450%	1/9/17	575	584
	Morgan Stanley	4.750%	3/22/17	150	149
	Morgan Stanley	5.550%	4/27/17	50	51
	Morgan Stanley	5.950%	12/28/17	375	382
	Morgan Stanley	6.625%	4/1/18	450	471
	Morgan Stanley	7.300%	5/13/19	525	567
	Morgan Stanley	5.625%	9/23/19	800	790
	Morgan Stanley	5.500%	1/26/20	275	270
	Morgan Stanley	5.500%	7/24/20	175	172
	Morgan Stanley	5.750%	1/25/21	150	148
	Morgan Stanley	5.500%	7/28/21	175	172
	Morgan Stanley	6.250%	8/9/26	450	438
	Morgan Stanley	7.250%	4/1/32	150	159
	Murray Street Investment Trust I	4.647%	3/9/17	275	275
	National Australia Bank Ltd.	2.000%	3/9/15	175	175
	National Australia Bank Ltd.	2.750%	3/9/17	175	176
	National Bank of Canada	1.500%	6/26/15	325	326
	National City Corp.	4.900%	1/15/15	500	541
	Northern Trust Corp.	5.500%	8/15/13	50	53
	Northern Trust Corp.	4.625%	5/1/14	100	107
	Northern Trust Corp.	3.375%	8/23/21	100	107
	PNC Bank NA	4.875%	9/21/17	375	413
	PNC Bank NA	6.000%	12/7/17	100	117
	PNC Funding Corp.	3.625%	2/8/15	75	80
	PNC Funding Corp.	5.250%	11/15/15	100	110
	PNC Funding Corp.	5.625%	2/1/17	75	84
	PNC Funding Corp.	6.700%	6/10/19	25	31
	PNC Funding Corp.	5.125%	2/8/20	150	174
	PNC Funding Corp.	4.375%	8/11/20	475	524
	PNC Funding Corp.	3.300%	3/8/22	500	514
	Royal Bank of Canada	2.100%	7/29/13	1,150	1,170
	Royal Bank of Canada	2.625%	12/15/15	150	157
	Royal Bank of Canada	2.875%	4/19/16	150	158
	Royal Bank of Scotland Group plc	6.400%	10/21/19	650	686
	Royal Bank of Scotland plc	3.250%	1/11/14	275	277
6	Royal Bank of Scotland plc	4.875%	8/25/14	100	102
	Royal Bank of Scotland plc	4.875%	3/16/15	450	463
	Royal Bank of Scotland plc	3.950%	9/21/15	25	25
	Royal Bank of Scotland plc	4.375%	3/16/16	75	77
	Royal Bank of Scotland plc	5.625%	8/24/20	200	209
	Royal Bank of Scotland plc	6.125%	1/11/21	250	272
	Santander UK plc	7.950%	10/26/29	200	198
	SouthTrust Corp.	5.800%	6/15/14	50	54
	Sovereign Bank	8.750%	5/30/18	75	82
	State Street Corp.	2.875%	3/7/16	550	582
	State Street Corp.	4.956%	3/15/18	275	294
	SunTrust Bank	7.250%	3/15/18	75	87
	SunTrust Banks Inc.	3.600%	4/15/16	75	78
	SunTrust Banks Inc.	3.500%	1/20/17	350	362
	SunTrust Banks Inc.	6.000%	9/11/17	50	57
	Svenska Handelsbanken AB	2.875%	4/4/17	475	484
	Toronto-Dominion Bank	1.375%	7/14/14	90	91
	Toronto-Dominion Bank	2.500%	7/14/16	120	124
	Toronto-Dominion Bank	2.375%	10/19/16	250	258
	UBS AG	2.250%	8/12/13	500	502
	UBS AG	2.250%	1/28/14	300	302
	UBS AG	7.000%	10/15/15	250	270
	UBS AG	7.375%	6/15/17	200	222
	UBS AG	5.875%	12/20/17	425	476
	UBS AG	5.750%	4/25/18	375	416
	UBS AG	4.875%	8/4/20	550	590
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	158
	Union Bank NA	5.950%	5/11/16	100	111
	Union Bank NA	3.000%	6/6/16	25	26

68

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Union Bank NA	2.125%	6/16/17	50	50
UnionBanCal Corp.	5.250%	12/16/13	50	52
UnionBanCal Corp.	3.500%	6/18/22	175	176
US Bancorp	4.200%	5/15/14	500	533
US Bancorp	3.150%	3/4/15	50	53
US Bancorp	3.442%	2/1/16	150	155
US Bancorp	4.125%	5/24/21	250	279
US Bancorp	3.000%	3/15/22	125	128
US Bank NA	4.950%	10/30/14	600	652
Wachovia Bank NA	4.875%	2/1/15	216	233
Wachovia Bank NA	6.000%	11/15/17	200	233
Wachovia Bank NA	5.850%	2/1/37	300	348
Wachovia Bank NA	6.600%	1/15/38	225	279
Wachovia Corp.	4.875%	2/15/14	180	188
Wachovia Corp.	5.250%	8/1/14	75	80
Wachovia Corp.	5.625%	10/15/16	125	141
Wachovia Corp.	5.750%	6/15/17	425	494
Wachovia Corp.	5.750%	2/1/18	300	354
Wachovia Corp.	6.605%	10/1/25	500	588
Wells Fargo & Co.	4.950%	10/16/13	105	110
Wells Fargo & Co.	1.250%	2/13/15	575	573
Wells Fargo & Co.	3.625%	4/15/15	425	451
Wells Fargo & Co.	3.676%	6/15/16	50	53
Wells Fargo & Co.	2.625%	12/15/16	350	361
Wells Fargo & Co.	2.100%	5/8/17	150	150
Wells Fargo & Co.	5.625%	12/11/17	575	670
Wells Fargo & Co.	4.600%	4/1/21	1,450	1,609
Wells Fargo & Co.	5.375%	2/7/35	200	232
Wells Fargo Bank NA	4.750%	2/9/15	1,106	1,186
Wells Fargo Bank NA	5.750%	5/16/16	125	142
Wells Fargo Bank NA	5.950%	8/26/36	200	234
Westpac Banking Corp.	1.850%	12/9/13	450	455
Westpac Banking Corp.	4.200%	2/27/15	750	798
Westpac Banking Corp.	3.000%	8/4/15	275	285
Westpac Banking Corp.	4.875%	11/19/19	250	271
Zions Bancorporation	4.500%	3/27/17	25	25

Brokerage (0.1%)
Ameriprise Financial Inc.	5.650%	11/15/15	125	142
Ameriprise Financial Inc.	5.300%	3/15/20	50	57
BlackRock Inc.	3.500%	12/10/14	100	106
BlackRock Inc.	1.375%	6/1/15	25	25
BlackRock Inc.	6.250%	9/15/17	100	121
BlackRock Inc.	5.000%	12/10/19	160	183
BlackRock Inc.	4.250%	5/24/21	200	218
BlackRock Inc.	3.375%	6/1/22	75	76
Charles Schwab Corp.	4.950%	6/1/14	325	348
Franklin Resources Inc.	3.125%	5/20/15	100	105
Jefferies Group Inc.	5.125%	4/13/18	175	170
Jefferies Group Inc.	8.500%	7/15/19	25	27
Jefferies Group Inc.	6.875%	4/15/21	225	225
Jefferies Group Inc.	6.450%	6/8/27	125	119
Jefferies Group Inc.	6.250%	1/15/36	175	156
Lazard Group LLC	6.850%	6/15/17	325	357
Nomura Holdings Inc.	5.000%	3/4/15	175	182
Nomura Holdings Inc.	6.700%	3/4/20	200	224
Raymond James Financial Inc.	4.250%	4/15/16	50	52
TD Ameritrade Holding Corp.	4.150%	12/1/14	75	79
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	57

Finance Companies (0.7%)
Block Financial LLC	5.125%	10/30/14	150	155
GATX Corp.	4.750%	6/15/22	100	101
General Electric Capital Corp.	1.875%	9/16/13	625	632
General Electric Capital Corp.	2.100%	1/7/14	75	76
General Electric Capital Corp.	5.900%	5/13/14	50	54
General Electric Capital Corp.	5.500%	6/4/14	400	431
General Electric Capital Corp.	5.650%	6/9/14	125	135
General Electric Capital Corp.	3.750%	11/14/14	600	631
General Electric Capital Corp.	3.500%	6/29/15	800	844
General Electric Capital Corp.	1.625%	7/2/15	400	400

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	4.375%	9/21/15	200	217
	General Electric Capital Corp.	2.950%	5/9/16	450	466
	General Electric Capital Corp.	3.350%	10/17/16	850	904
	General Electric Capital Corp.	5.400%	2/15/17	300	341
	General Electric Capital Corp.	2.300%	4/27/17	325	327
	General Electric Capital Corp.	5.625%	9/15/17	460	529
	General Electric Capital Corp.	5.625%	5/1/18	1,040	1,196
	General Electric Capital Corp.	6.000%	8/7/19	650	758
	General Electric Capital Corp.	5.500%	1/8/20	75	86
	General Electric Capital Corp.	5.550%	5/4/20	25	28
	General Electric Capital Corp.	4.375%	9/16/20	150	162
	General Electric Capital Corp.	5.300%	2/11/21	350	391
	General Electric Capital Corp.	4.650%	10/17/21	375	416
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,448
	General Electric Capital Corp.	6.150%	8/7/37	475	557
	General Electric Capital Corp.	5.875%	1/14/38	925	1,062
	General Electric Capital Corp.	6.875%	1/10/39	875	1,123
4	General Electric Capital Corp.	6.375%	11/15/67	400	414
4	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	94
	HSBC Finance Corp.	4.750%	7/15/13	875	905
	HSBC Finance Corp.	5.250%	1/15/14	325	340
	HSBC Finance Corp.	5.000%	6/30/15	275	293
	HSBC Finance Corp.	6.676%	1/15/21	640	695
	SLM Corp.	5.050%	11/14/14	450	462
	SLM Corp.	6.250%	1/25/16	825	863
	SLM Corp.	8.450%	6/15/18	300	337
	SLM Corp.	8.000%	3/25/20	75	82
	SLM Corp.	5.625%	8/1/33	275	229

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	50	68
	ACE INA Holdings Inc.	5.600%	5/15/15	175	196
	ACE INA Holdings Inc.	2.600%	11/23/15	150	156
	ACE INA Holdings Inc.	5.700%	2/15/17	100	118
	ACE INA Holdings Inc.	5.800%	3/15/18	25	30
	ACE INA Holdings Inc.	5.900%	6/15/19	25	31
	AEGON Funding Co. LLC	5.750%	12/15/20	331	366
	Aetna Inc.	6.000%	6/15/16	75	87
	Aetna Inc.	6.500%	9/15/18	150	185
	Aetna Inc.	6.625%	6/15/36	250	318
	Aetna Inc.	6.750%	12/15/37	100	130
	Aetna Inc.	4.500%	5/15/42	175	178
	Aflac Inc.	2.650%	2/15/17	125	129
	Aflac Inc.	4.000%	2/15/22	50	52
	Aflac Inc.	6.900%	12/17/39	25	30
	Alleghany Corp.	5.625%	9/15/20	100	108
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	425	488
	Allstate Corp.	5.000%	8/15/14	150	162
	Allstate Corp.	6.125%	12/15/32	100	119
	Allstate Corp.	5.550%	5/9/35	125	145
	Allstate Corp.	5.200%	1/15/42	325	362
4	Allstate Corp.	6.500%	5/15/57	225	222
4	Allstate Corp.	6.125%	5/15/67	75	73
	Alterra Finance LLC	6.250%	9/30/20	55	59
	American Financial Group Inc.	9.875%	6/15/19	50	63
	American International Group Inc.	4.250%	9/15/14	200	207
	American International Group Inc.	3.000%	3/20/15	200	201
	American International Group Inc.	5.050%	10/1/15	225	238
	American International Group Inc.	4.875%	9/15/16	200	212
	American International Group Inc.	5.600%	10/18/16	325	353
	American International Group Inc.	3.800%	3/22/17	175	178
	American International Group Inc.	5.850%	1/16/18	75	83
	American International Group Inc.	8.250%	8/15/18	75	91
	American International Group Inc.	6.400%	12/15/20	385	434
	American International Group Inc.	4.875%	6/1/22	100	102
	American International Group Inc.	6.250%	5/1/36	900	1,035
	American International Group Inc.	6.250%	3/15/37	125	114
4	American International Group Inc.	8.175%	5/15/68	575	619
	Aon Corp.	3.500%	9/30/15	125	131
	Aon Corp.	5.000%	9/30/20	325	362
	Aon Corp.	8.205%	1/1/27	25	29

69

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Aon Corp.	6.250%	9/30/40	100	124
	Arch Capital Group Ltd.	7.350%	5/1/34	75	95
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	53
	Assurant Inc.	5.625%	2/15/14	25	26
	Assurant Inc.	6.750%	2/15/34	50	55
	AXA SA	8.600%	12/15/30	375	401
	Axis Capital Holdings Ltd.	5.750%	12/1/14	50	53
	Axis Specialty Finance LLC	5.875%	6/1/20	575	625
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	175	183
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	275	303
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25	26
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	475	560
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	138
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	91
	Berkshire Hathaway Inc.	3.200%	2/11/15	225	239
	Berkshire Hathaway Inc.	2.200%	8/15/16	525	546
	Chubb Corp.	5.750%	5/15/18	50	61
	Chubb Corp.	6.000%	5/11/37	125	158
	Chubb Corp.	6.500%	5/15/38	50	68
4	Chubb Corp.	6.375%	3/29/67	325	335
	Cigna Corp.	2.750%	11/15/16	175	180
	Cigna Corp.	5.125%	6/15/20	150	165
	Cigna Corp.	4.375%	12/15/20	75	80
	Cigna Corp.	4.000%	2/15/22	75	78
	Cigna Corp.	7.875%	5/15/27	50	62
	Cigna Corp.	6.150%	11/15/36	275	322
	Cigna Corp.	5.875%	3/15/41	50	57
	Cigna Corp.	5.375%	2/15/42	75	80
	Cincinnati Financial Corp.	6.125%	11/1/34	150	164
	CNA Financial Corp.	5.850%	12/15/14	100	108
	CNA Financial Corp.	6.500%	8/15/16	175	197
	CNA Financial Corp.	7.350%	11/15/19	25	30
	CNA Financial Corp.	5.875%	8/15/20	75	82
	CNA Financial Corp.	5.750%	8/15/21	250	275
	Coventry Health Care Inc.	6.300%	8/15/14	325	353
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	81
	Genworth Financial Inc.	5.750%	6/15/14	50	51
	Genworth Financial Inc.	8.625%	12/15/16	275	298
	Genworth Financial Inc.	7.200%	2/15/21	75	71
	Genworth Financial Inc.	7.625%	9/24/21	100	95
	Genworth Financial Inc.	6.500%	6/15/34	150	132
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	134
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	107
	Hartford Financial Services Group Inc.	4.000%	10/15/17	25	25
	Hartford Financial Services Group Inc.	6.300%	3/15/18	200	218
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	27
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	26
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	47
	Hartford Financial Services Group Inc.	6.625%	4/15/42	50	52
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	114
	Humana Inc.	7.200%	6/15/18	200	241
	Humana Inc.	8.150%	6/15/38	175	237
	Lincoln National Corp.	4.200%	3/15/22	175	175
	Lincoln National Corp.	6.150%	4/7/36	150	159
	Lincoln National Corp.	7.000%	6/15/40	100	117
4	Lincoln National Corp.	7.000%	5/17/66	500	478
	Loews Corp.	6.000%	2/1/35	50	57
	Manulife Financial Corp.	3.400%	9/17/15	250	258
	Manulife Financial Corp.	4.900%	9/17/20	275	291
	Markel Corp.	7.125%	9/30/19	50	58
	Markel Corp.	4.900%	7/1/22	125	125
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	160	177
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	99
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	325
	MetLife Inc.	5.000%	11/24/13	50	53
	MetLife Inc.	2.375%	2/6/14	150	153
	MetLife Inc.	5.000%	6/15/15	125	137
	MetLife Inc.	7.717%	2/15/19	50	63
	MetLife Inc.	4.750%	2/8/21	700	780
	MetLife Inc.	6.500%	12/15/32	175	219
	MetLife Inc.	6.375%	6/15/34	100	125

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MetLife Inc.	5.700%	6/15/35	200	236
	MetLife Inc.	5.875%	2/6/41	25	30
4	MetLife Inc.	6.400%	12/15/66	200	197
	PartnerRe Finance B LLC	5.500%	6/1/20	100	106
	Principal Financial Group Inc.	6.050%	10/15/36	100	113
	Principal Life Income Funding Trusts	5.100%	4/15/14	100	107
	Progressive Corp.	3.750%	8/23/21	250	269
	Progressive Corp.	6.625%	3/1/29	125	158
4	Progressive Corp.	6.700%	6/15/67	125	130
	Protective Life Corp.	8.450%	10/15/39	25	30
	Prudential Financial Inc.	4.500%	7/15/13	200	207
	Prudential Financial Inc.	4.750%	4/1/14	75	79
	Prudential Financial Inc.	5.100%	9/20/14	125	134
	Prudential Financial Inc.	6.200%	1/15/15	25	27
	Prudential Financial Inc.	5.500%	3/15/16	65	72
	Prudential Financial Inc.	6.000%	12/1/17	250	287
	Prudential Financial Inc.	5.375%	6/21/20	175	193
	Prudential Financial Inc.	5.750%	7/15/33	50	52
	Prudential Financial Inc.	5.400%	6/13/35	100	99
	Prudential Financial Inc.	5.900%	3/17/36	375	392
	Prudential Financial Inc.	6.625%	6/21/40	425	487
4	Reinsurance Group of America Inc.	6.750%	12/15/65	150	139
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	100	114
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	58
	Swiss Re Solutions Holding Corp.	7.750%	6/15/30	150	186
	Torchmark Corp.	6.375%	6/15/16	100	111
	Transatlantic Holdings Inc.	8.000%	11/30/39	375	443
	Travelers Cos. Inc.	6.250%	6/20/16	150	176
	Travelers Cos. Inc.	5.750%	12/15/17	250	300
	Travelers Cos. Inc.	5.900%	6/2/19	650	803
	Travelers Cos. Inc.	3.900%	11/1/20	125	138
	UnitedHealth Group Inc.	5.000%	8/15/14	475	517
	UnitedHealth Group Inc.	4.875%	3/15/15	50	55
	UnitedHealth Group Inc.	6.000%	6/15/17	150	181
	UnitedHealth Group Inc.	6.000%	2/15/18	125	151
	UnitedHealth Group Inc.	3.375%	11/15/21	100	105
	UnitedHealth Group Inc.	6.500%	6/15/37	50	66
	UnitedHealth Group Inc.	6.625%	11/15/37	125	168
	UnitedHealth Group Inc.	6.875%	2/15/38	320	441
	UnitedHealth Group Inc.	4.625%	11/15/41	75	80
	UnitedHealth Group Inc.	4.375%	3/15/42	50	52
	Unum Group	7.125%	9/30/16	100	116
	Unum Group	5.625%	9/15/20	50	54
	Validus Holdings Ltd.	8.875%	1/26/40	75	85
	WellPoint Inc.	5.000%	12/15/14	25	27
	WellPoint Inc.	5.250%	1/15/16	50	56
	WellPoint Inc.	5.875%	6/15/17	50	59
	WellPoint Inc.	3.125%	5/15/22	75	75
	WellPoint Inc.	5.950%	12/15/34	425	498
	WellPoint Inc.	5.850%	1/15/36	225	263
	WellPoint Inc.	6.375%	6/15/37	50	63
	WellPoint Inc.	4.625%	5/15/42	175	182
	Willis North America Inc.	5.625%	7/15/15	225	243
	Willis North America Inc.	7.000%	9/29/19	600	696
	WR Berkley Corp.	5.375%	9/15/20	25	27
	XL Group plc	5.250%	9/15/14	125	132
	XL Group plc	6.250%	5/15/27	125	138
	XLIT Ltd.	5.750%	10/1/21	105	117

	Other Finance (0.1%)
	CME Group Inc.	5.400%	8/1/13	225	236
	CME Group Inc.	5.750%	2/15/14	100	108
	NASDAQ OMX Group Inc.	4.000%	1/15/15	75	77
	NASDAQ OMX Group Inc.	5.550%	1/15/20	75	78
	ORIX Corp.	4.710%	4/27/15	250	261
	ORIX Corp.	5.000%	1/12/16	115	121
	XTRA Finance Corp.	5.150%	4/1/17	375	426

	Real Estate Investment Trusts (0.4%)
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	128
	Arden Realty LP	5.250%	3/1/15	25	27

70

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
AvalonBay Communities Inc.	5.750%	9/15/16	50	57
BioMed Realty LP	3.850%	4/15/16	125	129
BioMed Realty LP	4.250%	7/15/22	50	50
Boston Properties LP	5.625%	4/15/15	200	221
Boston Properties LP	5.625%	11/15/20	225	258
Boston Properties LP	4.125%	5/15/21	75	79
Brandywine Operating Partnership LP	5.400%	11/1/14	50	53
Brandywine Operating Partnership LP	7.500%	5/15/15	75	84
Brandywine Operating Partnership LP	6.000%	4/1/16	255	272
Brandywine Operating Partnership LP	4.950%	4/15/18	250	256
Camden Property Trust	5.700%	5/15/17	100	112
CommonWealth REIT	6.250%	8/15/16	150	159
CommonWealth REIT	5.875%	9/15/20	100	104
Digital Realty Trust LP	4.500%	7/15/15	225	236
Digital Realty Trust LP	5.250%	3/15/21	225	240
Duke Realty LP	5.950%	2/15/17	125	139
Duke Realty LP	8.250%	8/15/19	100	123
Duke Realty LP	6.750%	3/15/20	250	295
ERP Operating LP	5.250%	9/15/14	50	54
ERP Operating LP	5.125%	3/15/16	75	83
ERP Operating LP	5.375%	8/1/16	50	56
ERP Operating LP	5.750%	6/15/17	25	29
ERP Operating LP	4.625%	12/15/21	215	236
HCP Inc.	5.650%	12/15/13	150	158
HCP Inc.	2.700%	2/1/14	125	127
HCP Inc.	3.750%	2/1/16	425	443
HCP Inc.	6.300%	9/15/16	100	113
HCP Inc.	6.700%	1/30/18	50	58
HCP Inc.	3.750%	2/1/19	50	50
HCP Inc.	5.375%	2/1/21	25	28
HCP Inc.	6.750%	2/1/41	100	121
Health Care REIT Inc.	3.625%	3/15/16	25	26
Health Care REIT Inc.	6.200%	6/1/16	275	303
Health Care REIT Inc.	4.125%	4/1/19	200	204
Health Care REIT Inc.	4.950%	1/15/21	75	79
Health Care REIT Inc.	5.250%	1/15/22	100	106
Health Care REIT Inc.	6.500%	3/15/41	25	26
Healthcare Realty Trust Inc.	5.125%	4/1/14	75	78
Healthcare Realty Trust Inc.	6.500%	1/17/17	50	55
Hospitality Properties Trust	7.875%	8/15/14	75	82
Hospitality Properties Trust	5.125%	2/15/15	150	155
Hospitality Properties Trust	6.700%	1/15/18	250	275
Kilroy Realty LP	5.000%	11/3/15	100	106
Kilroy Realty LP	4.800%	7/15/18	125	132
Kimco Realty Corp.	5.783%	3/15/16	25	27
Kimco Realty Corp.	5.700%	5/1/17	250	277
Kimco Realty Corp.	6.875%	10/1/19	50	60
Liberty Property LP	5.125%	3/2/15	250	266
Liberty Property LP	5.500%	12/15/16	50	55
Mack-Cali Realty LP	7.750%	8/15/19	300	367
Mack-Cali Realty LP	4.500%	4/18/22	75	78
National Retail Properties Inc.	6.875%	10/15/17	275	312
ProLogis LP	4.500%	8/15/17	25	26
ProLogis LP	7.375%	10/30/19	175	214
ProLogis LP	6.625%	12/1/19	75	87
ProLogis LP	6.875%	3/15/20	200	239
Realty Income Corp.	6.750%	8/15/19	150	176
Realty Income Corp.	5.750%	1/15/21	200	225
Senior Housing Properties Trust	4.300%	1/15/16	50	50
Simon Property Group LP	6.750%	5/15/14	175	190
Simon Property Group LP	5.750%	12/1/15	525	590
Simon Property Group LP	5.250%	12/1/16	250	281
Simon Property Group LP	5.875%	3/1/17	25	29
Simon Property Group LP	2.150%	9/15/17	75	75
Simon Property Group LP	6.125%	5/30/18	225	267
Simon Property Group LP	5.650%	2/1/20	75	88
Simon Property Group LP	4.375%	3/1/21	125	135
Simon Property Group LP	3.375%	3/15/22	100	101
Simon Property Group LP	6.750%	2/1/40	375	473
Simon Property Group LP	4.750%	3/15/42	75	75
Tanger Properties LP	6.150%	11/15/15	100	112

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	UDR Inc.	4.250%	6/1/18	25	27
	UDR Inc.	4.625%	1/10/22	50	53
	Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	154
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	130
	Washington REIT	4.950%	10/1/20	25	27
					184,399
Industrial (11.7%)
	Basic Industry (1.3%)
	Agrium Inc.	6.750%	1/15/19	200	246
	Agrium Inc.	6.125%	1/15/41	25	31
	Air Products & Chemicals Inc.	2.000%	8/2/16	125	129
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	78
	Airgas Inc.	4.500%	9/15/14	50	53
	Airgas Inc.	3.250%	10/1/15	150	156
	Albemarle Corp.	4.500%	12/15/20	25	27
	Alcoa Inc.	6.000%	7/15/13	225	236
	Alcoa Inc.	5.900%	2/1/27	1,100	1,089
	AngloGold Ashanti Holdings plc	5.375%	4/15/20	50	51
	AngloGold Ashanti Holdings plc	6.500%	4/15/40	50	49
	ArcelorMittal	9.000%	2/15/15	150	169
	ArcelorMittal	3.750%	2/25/15	25	25
	ArcelorMittal	3.750%	8/5/15	200	203
	ArcelorMittal	3.750%	3/1/16	650	646
	ArcelorMittal	6.125%	6/1/18	600	619
	ArcelorMittal	9.850%	6/1/19	325	386
	ArcelorMittal	5.250%	8/5/20	200	192
	ArcelorMittal	5.500%	3/1/21	175	166
	ArcelorMittal	6.250%	2/25/22	175	170
	ArcelorMittal	7.000%	10/15/39	325	315
	ArcelorMittal	6.750%	3/1/41	100	92
	Barrick Gold Corp.	1.750%	5/30/14	75	76
	Barrick Gold Corp.	2.900%	5/30/16	425	446
	Barrick Gold Corp.	6.950%	4/1/19	175	218
	Barrick Gold Finance Co.	4.875%	11/15/14	75	81
	Barrick Gold Financeco LLC	6.125%	9/15/13	150	159
	Barrick North America Finance LLC	6.800%	9/15/18	150	186
	Barrick North America Finance LLC	4.400%	5/30/21	125	136
	Barrick North America Finance LLC	5.700%	5/30/41	450	506
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	75	81
	BHP Billiton Finance USA Ltd.	1.125%	11/21/14	125	126
	BHP Billiton Finance USA Ltd.	1.000%	2/24/15	425	426
	BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	57
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	150	154
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	125	126
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	117
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	510
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	26
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	228
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	300	312
	Carpenter Technology Corp.	5.200%	7/15/21	275	288
	Celulosa Arauco y Constitucion SA	5.625%	4/20/15	250	270
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	26
6	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	77
	CF Industries Inc.	6.875%	5/1/18	275	327
	CF Industries Inc.	7.125%	5/1/20	130	158
	Cliffs Natural Resources Inc.	5.900%	3/15/20	25	27
	Cliffs Natural Resources Inc.	4.875%	4/1/21	100	98
	Cliffs Natural Resources Inc.	6.250%	10/1/40	225	221
	Cytec Industries Inc.	8.950%	7/1/17	50	62
	Dow Chemical Co.	7.600%	5/15/14	525	585
	Dow Chemical Co.	5.900%	2/15/15	925	1,033
	Dow Chemical Co.	2.500%	2/15/16	75	77
	Dow Chemical Co.	5.700%	5/15/18	25	29
	Dow Chemical Co.	4.250%	11/15/20	125	136
	Dow Chemical Co.	4.125%	11/15/21	200	214
	Dow Chemical Co.	7.375%	11/1/29	25	33
	Dow Chemical Co.	9.400%	5/15/39	350	558
	Dow Chemical Co.	5.250%	11/15/41	200	220
	Eastman Chemical Co.	3.000%	12/15/15	50	52
	Eastman Chemical Co.	2.400%	6/1/17	75	76

71

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Eastman Chemical Co.	5.500%	11/15/19	150	171
Eastman Chemical Co.	4.500%	1/15/21	75	82
Eastman Chemical Co.	3.600%	8/15/22	550	561
Eastman Chemical Co.	4.800%	9/1/42	375	380
Ecolab Inc.	2.375%	12/8/14	75	77
Ecolab Inc.	3.000%	12/8/16	50	53
Ecolab Inc.	4.350%	12/8/21	400	443
Ecolab Inc.	5.500%	12/8/41	150	179
EI du Pont de Nemours & Co.	5.000%	7/15/13	175	183
EI du Pont de Nemours & Co.	1.950%	1/15/16	150	155
EI du Pont de Nemours & Co.	5.250%	12/15/16	25	30
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	343
EI du Pont de Nemours & Co.	4.625%	1/15/20	400	467
EI du Pont de Nemours & Co.	3.625%	1/15/21	600	654
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	133
EI du Pont de Nemours & Co.	4.900%	1/15/41	150	175
FMC Corp.	3.950%	2/1/22	50	52
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	225	225
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	50	49
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	100	98
International Paper Co.	5.300%	4/1/15	75	82
International Paper Co.	7.950%	6/15/18	500	631
International Paper Co.	7.500%	8/15/21	950	1,221
International Paper Co.	7.300%	11/15/39	100	125
Kinross Gold Corp.	3.625%	9/1/16	75	76
Kinross Gold Corp.	5.125%	9/1/21	75	76
Kinross Gold Corp.	6.875%	9/1/41	50	52
Lubrizol Corp.	5.500%	10/1/14	250	276
Monsanto Co.	5.875%	4/15/38	325	429
Mosaic Co.	3.750%	11/15/21	150	157
Newmont Mining Corp.	3.500%	3/15/22	650	644
Newmont Mining Corp.	5.875%	4/1/35	100	107
Newmont Mining Corp.	4.875%	3/15/42	100	97
Nucor Corp.	5.750%	12/1/17	25	30
Nucor Corp.	5.850%	6/1/18	150	181
Nucor Corp.	6.400%	12/1/37	75	102
Packaging Corp. of America	3.900%	6/15/22	100	101
Placer Dome Inc.	6.450%	10/15/35	75	87
Plum Creek Timberlands LP	5.875%	11/15/15	100	111
Plum Creek Timberlands LP	4.700%	3/15/21	75	78
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	150	161
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	187
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	144
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	175	218
PPG Industries Inc.	1.900%	1/15/16	175	179
PPG Industries Inc.	6.650%	3/15/18	250	304
Praxair Inc.	4.375%	3/31/14	75	80
Praxair Inc.	5.250%	11/15/14	50	55
Praxair Inc.	5.200%	3/15/17	25	29
Praxair Inc.	4.500%	8/15/19	50	58
Praxair Inc.	3.000%	9/1/21	75	78
Praxair Inc.	2.450%	2/15/22	450	442
Rayonier Inc.	3.750%	4/1/22	50	50
Rio Tinto Alcan Inc.	5.200%	1/15/14	125	133
Rio Tinto Alcan Inc.	5.000%	6/1/15	25	28
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	286
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	575	656
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	150	153
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	350	365
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	185
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	753
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	80
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	322
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	105
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	147
Rio Tinto Finance USA plc	2.000%	3/22/17	125	127
Rio Tinto Finance USA plc	3.500%	3/22/22	75	79
Rio Tinto Finance USA plc	4.750%	3/22/42	150	166
Rohm & Haas Co.	7.850%	7/15/29	250	330
RPM International Inc.	6.125%	10/15/19	25	29
Sherwin-Williams Co.	3.125%	12/15/14	75	79

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sigma-Aldrich Corp.	3.375%	11/1/20	50	53
	Southern Copper Corp.	5.375%	4/16/20	75	83
	Southern Copper Corp.	7.500%	7/27/35	450	522
	Southern Copper Corp.	6.750%	4/16/40	125	134
	Syngenta Finance NV	3.125%	3/28/22	100	102
	Syngenta Finance NV	4.375%	3/28/42	50	54
	Teck Resources Ltd.	10.250%	5/15/16	250	281
	Teck Resources Ltd.	3.150%	1/15/17	25	26
	Teck Resources Ltd.	10.750%	5/15/19	125	151
	Teck Resources Ltd.	4.750%	1/15/22	25	27
	Teck Resources Ltd.	6.125%	10/1/35	200	209
	Teck Resources Ltd.	6.250%	7/15/41	225	253
	Teck Resources Ltd.	5.200%	3/1/42	150	143
	Vale Canada Ltd.	5.700%	10/15/15	125	138
	Vale Overseas Ltd.	6.250%	1/23/17	50	57
	Vale Overseas Ltd.	5.625%	9/15/19	175	196
	Vale Overseas Ltd.	4.625%	9/15/20	275	288
	Vale Overseas Ltd.	4.375%	1/11/22	860	879
	Vale Overseas Ltd.	8.250%	1/17/34	50	64
	Vale Overseas Ltd.	6.875%	11/21/36	275	323
	Vale Overseas Ltd.	6.875%	11/10/39	550	651
	Valspar Corp.	7.250%	6/15/19	25	30
	Xstrata Canada Corp.	5.500%	6/15/17	200	224

	Capital Goods (1.1%)
	3M Co.	6.375%	2/15/28	100	136
	3M Co.	5.700%	3/15/37	125	170
	ABB Finance USA Inc.	1.625%	5/8/17	100	100
	ABB Finance USA Inc.	4.375%	5/8/42	25	27
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	57
6	ADT Corp.	2.250%	7/15/17	25	25
6	ADT Corp.	3.500%	7/15/22	50	50
6	ADT Corp.	4.875%	7/15/42	75	74
	Boeing Capital Corp.	3.250%	10/27/14	275	291
	Boeing Co.	3.500%	2/15/15	400	428
	Boeing Co.	6.000%	3/15/19	25	31
	Boeing Co.	4.875%	2/15/20	75	90
	Boeing Co.	6.625%	2/15/38	150	211
	Boeing Co.	5.875%	2/15/40	75	99
	Caterpillar Financial Services Corp.	6.125%	2/17/14	275	299
	Caterpillar Financial Services Corp.	1.650%	4/1/14	125	127
	Caterpillar Financial Services Corp.	1.125%	12/15/14	300	303
	Caterpillar Financial Services Corp.	4.750%	2/17/15	250	274
	Caterpillar Financial Services Corp.	1.050%	3/26/15	300	302
	Caterpillar Financial Services Corp.	2.650%	4/1/16	375	393
	Caterpillar Financial Services Corp.	2.050%	8/1/16	300	310
	Caterpillar Financial Services Corp.	1.750%	3/24/17	325	329
	Caterpillar Financial Services Corp.	7.150%	2/15/19	525	684
	Caterpillar Inc.	1.375%	5/27/14	25	25
	Caterpillar Inc.	0.950%	6/26/15	150	151
	Caterpillar Inc.	1.500%	6/26/17	150	150
	Caterpillar Inc.	3.900%	5/27/21	75	83
	Caterpillar Inc.	2.600%	6/26/22	50	50
	Caterpillar Inc.	6.625%	7/15/28	75	100
	Caterpillar Inc.	5.200%	5/27/41	75	90
	Caterpillar Inc.	7.375%	3/1/97	175	247
	Cooper US Inc.	5.450%	4/1/15	75	83
	Cooper US Inc.	2.375%	1/15/16	500	515
	CRH America Inc.	4.125%	1/15/16	50	51
	CRH America Inc.	6.000%	9/30/16	225	246
	CRH America Inc.	8.125%	7/15/18	400	475
	CRH America Inc.	5.750%	1/15/21	75	80
	Danaher Corp.	2.300%	6/23/16	50	52
	Danaher Corp.	5.625%	1/15/18	75	90
	Deere & Co.	6.950%	4/25/14	175	194
	Deere & Co.	4.375%	10/16/19	175	203
	Deere & Co.	2.600%	6/8/22	75	75
	Deere & Co.	5.375%	10/16/29	125	158
	Deere & Co.	7.125%	3/3/31	100	143
	Deere & Co.	3.900%	6/9/42	75	75
	Dover Corp.	5.450%	3/15/18	200	237

72

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dover Corp.	6.600%	3/15/38	75	105
	Eaton Corp.	5.600%	5/15/18	300	354
	Embraer Overseas Ltd.	6.375%	1/24/17	150	166
	Embraer Overseas Ltd.	6.375%	1/15/20	300	335
	Emerson Electric Co.	5.250%	10/15/18	225	271
	Emerson Electric Co.	4.875%	10/15/19	25	30
	Emerson Electric Co.	4.250%	11/15/20	25	29
	Emerson Electric Co.	6.000%	8/15/32	425	558
	General Dynamics Corp.	5.250%	2/1/14	75	80
	General Dynamics Corp.	1.375%	1/15/15	250	254
	General Dynamics Corp.	3.875%	7/15/21	250	281
	General Electric Co.	5.250%	12/6/17	765	893
	Goodrich Corp.	4.875%	3/1/20	400	463
	Goodrich Corp.	3.600%	2/1/21	350	378
	Harsco Corp.	5.750%	5/15/18	500	552
	Honeywell International Inc.	4.250%	3/1/13	50	51
	Honeywell International Inc.	5.300%	3/15/17	200	235
	Honeywell International Inc.	4.250%	3/1/21	150	173
	Honeywell International Inc.	5.700%	3/15/37	100	128
	Honeywell International Inc.	5.375%	3/1/41	250	317
	Illinois Tool Works Inc.	5.150%	4/1/14	175	188
	Illinois Tool Works Inc.	6.250%	4/1/19	100	124
6	Illinois Tool Works Inc.	3.375%	9/15/21	100	106
6	Illinois Tool Works Inc.	4.875%	9/15/41	75	86
	Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	100	105
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	50	57
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	125	152
	John Deere Capital Corp.	4.900%	9/9/13	275	289
	John Deere Capital Corp.	1.250%	12/2/14	175	177
	John Deere Capital Corp.	2.950%	3/9/15	100	106
	John Deere Capital Corp.	0.950%	6/29/15	200	200
	John Deere Capital Corp.	2.000%	1/13/17	150	155
	John Deere Capital Corp.	2.800%	9/18/17	275	293
	John Deere Capital Corp.	5.750%	9/10/18	275	335
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	John Deere Capital Corp.	2.800%	1/27/23	50	50
	Joy Global Inc.	6.000%	11/15/16	50	57
	Kennametal Inc.	3.875%	2/15/22	50	51
	L-3 Communications Corp.	5.200%	10/15/19	100	110
	L-3 Communications Corp.	4.750%	7/15/20	75	80
	L-3 Communications Corp.	4.950%	2/15/21	325	350
	Lockheed Martin Corp.	3.350%	9/15/21	500	517
	Lockheed Martin Corp.	6.150%	9/1/36	375	469
	Lockheed Martin Corp.	5.500%	11/15/39	25	29
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	165
	Northrop Grumman Corp.	3.500%	3/15/21	200	211
	Northrop Grumman Corp.	5.050%	11/15/40	400	453
	Owens Corning	6.500%	12/1/16	400	444
	Parker Hannifin Corp.	5.500%	5/15/18	50	60
	Parker Hannifin Corp.	3.500%	9/15/22	100	106
	Parker Hannifin Corp.	6.250%	5/15/38	25	34
	Raytheon Co.	1.400%	12/15/14	200	203
	Raytheon Co.	4.400%	2/15/20	100	114
	Raytheon Co.	3.125%	10/15/20	25	26
	Raytheon Co.	7.200%	8/15/27	25	35
	Raytheon Co.	4.700%	12/15/41	300	333
	Republic Services Inc.	3.800%	5/15/18	200	215
	Republic Services Inc.	5.500%	9/15/19	425	492
	Republic Services Inc.	5.000%	3/1/20	125	142
	Republic Services Inc.	5.250%	11/15/21	175	201
	Republic Services Inc.	6.086%	3/15/35	75	88
	Republic Services Inc.	6.200%	3/1/40	125	150
	Republic Services Inc.	5.700%	5/15/41	200	230
	Rockwell Automation Inc.	5.650%	12/1/17	25	29
	Rockwell Automation Inc.	6.700%	1/15/28	50	66
	Rockwell Automation Inc.	6.250%	12/1/37	100	135
	Rockwell Collins Inc.	5.250%	7/15/19	25	30
	Rockwell Collins Inc.	3.100%	11/15/21	50	52
	Roper Industries Inc.	6.625%	8/15/13	250	263
	Roper Industries Inc.	6.250%	9/1/19	75	90
	Sonoco Products Co.	4.375%	11/1/21	25	26

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Sonoco Products Co.	5.750%	11/1/40	125	140
Stanley Black & Decker Inc.	3.400%	12/1/21	150	155
Stanley Black & Decker Inc.	5.200%	9/1/40	125	141
Tyco International Finance SA	6.000%	11/15/13	50	54
Tyco International Finance SA	4.125%	10/15/14	400	426
Tyco International Finance SA	3.750%	1/15/18	25	27
Tyco International Finance SA	4.625%	1/15/23	25	28
Tyco International Ltd. /
Tyco International Finance SA	7.000%	12/15/19	325	410
United Technologies Corp.	4.875%	5/1/15	125	139
United Technologies Corp.	1.200%	6/1/15	225	228
United Technologies Corp.	1.800%	6/1/17	225	230
United Technologies Corp.	5.375%	12/15/17	50	60
United Technologies Corp.	4.500%	4/15/20	100	116
United Technologies Corp.	6.700%	8/1/28	100	131
United Technologies Corp.	7.500%	9/15/29	125	177
United Technologies Corp.	5.400%	5/1/35	150	178
United Technologies Corp.	6.050%	6/1/36	225	289
United Technologies Corp.	6.125%	7/15/38	300	393
United Technologies Corp.	5.700%	4/15/40	100	126
United Technologies Corp.	4.500%	6/1/42	275	301
Waste Management Inc.	5.000%	3/15/14	350	372
Waste Management Inc.	6.375%	3/11/15	175	197
Waste Management Inc.	2.600%	9/1/16	125	129
Waste Management Inc.	4.600%	3/1/21	50	56
Waste Management Inc.	6.125%	11/30/39	200	248

Communication (2.2%)
America Movil SAB de CV	5.500%	3/1/14	50	54
America Movil SAB de CV	5.750%	1/15/15	296	329
America Movil SAB de CV	2.375%	9/8/16	300	309
America Movil SAB de CV	5.000%	10/16/19	400	455
America Movil SAB de CV	6.375%	3/1/35	175	218
America Movil SAB de CV	6.125%	11/15/37	150	182
America Movil SAB de CV	6.125%	3/30/40	475	585
American Tower Corp.	4.625%	4/1/15	325	345
American Tower Corp.	4.500%	1/15/18	225	237
American Tower Corp.	5.900%	11/1/21	500	557
AT&T Corp.	6.500%	3/15/29	175	211
AT&T Corp.	8.000%	11/15/31	506	749
AT&T Inc.	4.850%	2/15/14	575	613
AT&T Inc.	5.100%	9/15/14	450	491
AT&T Inc.	2.500%	8/15/15	600	626
AT&T Inc.	2.950%	5/15/16	225	239
AT&T Inc.	5.625%	6/15/16	400	464
AT&T Inc.	2.400%	8/15/16	200	208
AT&T Inc.	1.700%	6/1/17	425	427
AT&T Inc.	5.500%	2/1/18	75	89
AT&T Inc.	5.600%	5/15/18	425	510
AT&T Inc.	5.800%	2/15/19	150	183
AT&T Inc.	4.450%	5/15/21	250	285
AT&T Inc.	3.875%	8/15/21	250	272
AT&T Inc.	3.000%	2/15/22	375	381
AT&T Inc.	6.450%	6/15/34	75	92
AT&T Inc.	6.500%	9/1/37	450	571
AT&T Inc.	6.300%	1/15/38	725	905
AT&T Inc.	6.400%	5/15/38	25	31
AT&T Inc.	6.550%	2/15/39	50	64
AT&T Inc.	5.350%	9/1/40	631	728
AT&T Inc.	5.550%	8/15/41	550	657
AT&T Mobility LLC	7.125%	12/15/31	225	297
Bellsouth Capital Funding Corp.	7.875%	2/15/30	175	230
BellSouth Corp.	5.200%	9/15/14	125	136
BellSouth Corp.	5.200%	12/15/16	75	86
BellSouth Corp.	6.875%	10/15/31	125	152
BellSouth Corp.	6.550%	6/15/34	225	264
BellSouth Corp.	6.000%	11/15/34	260	288
BellSouth Telecommunications Inc.	6.375%	6/1/28	70	83
British Telecommunications plc	5.950%	1/15/18	300	351
British Telecommunications plc	9.625%	12/15/30	350	527
CBS Corp.	8.875%	5/15/19	175	232

73

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CBS Corp.	5.750%	4/15/20	115	134
CBS Corp.	4.300%	2/15/21	275	294
CBS Corp.	5.900%	10/15/40	500	559
Cellco Partnership /
Verizon Wireless Capital LLC	7.375%	11/15/13	450	490
Cellco Partnership /
Verizon Wireless Capital LLC	5.550%	2/1/14	575	616
Cellco Partnership /
Verizon Wireless Capital LLC	8.500%	11/15/18	600	821
CenturyLink Inc.	5.000%	2/15/15	50	52
CenturyLink Inc.	6.150%	9/15/19	275	285
CenturyLink Inc.	6.450%	6/15/21	100	104
CenturyLink Inc.	5.800%	3/15/22	350	351
CenturyLink Inc.	7.600%	9/15/39	275	266
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	202
Comcast Cable Communications LLC	8.875%	5/1/17	500	644
Comcast Corp.	5.300%	1/15/14	325	346
Comcast Corp.	5.900%	3/15/16	100	115
Comcast Corp.	6.300%	11/15/17	50	60
Comcast Corp.	5.875%	2/15/18	325	385
Comcast Corp.	5.700%	5/15/18	175	206
Comcast Corp.	5.700%	7/1/19	775	921
Comcast Corp.	5.150%	3/1/20	325	378
Comcast Corp.	5.650%	6/15/35	400	444
Comcast Corp.	6.500%	11/15/35	750	914
Comcast Corp.	6.450%	3/15/37	75	91
Comcast Corp.	6.950%	8/15/37	225	288
COX Communications Inc.	5.450%	12/15/14	500	551
COX Communications Inc.	5.500%	10/1/15	125	141
Deutsche Telekom International
Finance BV	5.875%	8/20/13	175	184
Deutsche Telekom International
Finance BV	4.875%	7/8/14	75	80
Deutsche Telekom International
Finance BV	5.750%	3/23/16	400	451
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	176
Deutsche Telekom International
Finance BV	8.750%	6/15/30	325	452
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.750%	10/1/14	50	54
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.550%	3/15/15	125	132
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.500%	3/1/16	250	264
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	925	1,066
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.000%	3/1/21	750	826
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.150%	3/15/42	650	652
Discovery Communications LLC	5.050%	6/1/20	200	227
Discovery Communications LLC	4.375%	6/15/21	25	27
Discovery Communications LLC	3.300%	5/15/22	125	126
Discovery Communications LLC	4.950%	5/15/42	75	78
Embarq Corp.	7.082%	6/1/16	175	200
Embarq Corp.	7.995%	6/1/36	50	52
France Telecom SA	2.125%	9/16/15	175	176
France Telecom SA	2.750%	9/14/16	225	229
France Telecom SA	4.125%	9/14/21	175	184
France Telecom SA	8.500%	3/1/31	425	593
France Telecom SA	5.375%	1/13/42	400	426
Grupo Televisa SAB	6.625%	3/18/25	100	123
Grupo Televisa SAB	6.625%	1/15/40	275	337
McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	175
McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	172
NBCUniversal Media LLC	2.100%	4/1/14	150	153
NBCUniversal Media LLC	3.650%	4/30/15	175	186
NBCUniversal Media LLC	2.875%	4/1/16	175	182
NBCUniversal Media LLC	5.150%	4/30/20	125	144

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
NBCUniversal Media LLC	4.375%	4/1/21	175	192
NBCUniversal Media LLC	6.400%	4/30/40	300	364
NBCUniversal Media LLC	5.950%	4/1/41	150	177
New Cingular Wireless Services Inc.	8.750%	3/1/31	100	152
News America Inc.	5.300%	12/15/14	250	274
News America Inc.	4.500%	2/15/21	525	576
News America Inc.	6.550%	3/15/33	300	339
News America Inc.	6.200%	12/15/34	600	681
News America Inc.	6.400%	12/15/35	365	421
News America Inc.	8.150%	10/17/36	175	216
News America Inc.	6.900%	8/15/39	100	119
News America Inc.	6.150%	2/15/41	100	117
Omnicom Group Inc.	5.900%	4/15/16	25	29
Omnicom Group Inc.	4.450%	8/15/20	300	324
Pacific Bell Telephone Co.	7.125%	3/15/26	50	66
Qwest Corp.	7.500%	10/1/14	200	223
Qwest Corp.	6.500%	6/1/17	100	113
Qwest Corp.	7.500%	6/15/23	100	100
Qwest Corp.	7.250%	9/15/25	25	28
Qwest Corp.	6.875%	9/15/33	275	272
Qwest Corp.	7.125%	11/15/43	100	99
Reed Elsevier Capital Inc.	7.750%	1/15/14	100	109
Reed Elsevier Capital Inc.	8.625%	1/15/19	125	158
Rogers Communications Inc.	6.375%	3/1/14	450	490
Rogers Communications Inc.	5.500%	3/15/14	150	161
Rogers Communications Inc.	6.800%	8/15/18	150	185
Telecom Italia Capital SA	5.250%	11/15/13	120	121
Telecom Italia Capital SA	6.175%	6/18/14	75	76
Telecom Italia Capital SA	4.950%	9/30/14	175	173
Telecom Italia Capital SA	5.250%	10/1/15	275	272
Telecom Italia Capital SA	7.175%	6/18/19	100	99
Telecom Italia Capital SA	6.375%	11/15/33	85	67
Telecom Italia Capital SA	6.000%	9/30/34	25	19
Telecom Italia Capital SA	7.200%	7/18/36	100	84
Telecom Italia Capital SA	7.721%	6/4/38	775	676
Telefonica Emisiones SAU	3.729%	4/27/15	100	91
Telefonica Emisiones SAU	6.421%	6/20/16	450	433
Telefonica Emisiones SAU	5.877%	7/15/19	100	90
Telefonica Emisiones SAU	5.134%	4/27/20	225	195
Telefonica Emisiones SAU	5.462%	2/16/21	75	68
Telefonica Emisiones SAU	7.045%	6/20/36	425	374
Telefonica Europe BV	8.250%	9/15/30	200	195
Thomson Reuters Corp.	5.700%	10/1/14	125	138
Thomson Reuters Corp.	4.700%	10/15/19	300	339
Thomson Reuters Corp.	5.500%	8/15/35	200	224
Thomson Reuters Corp.	5.850%	4/15/40	150	177
Time Warner Cable Inc.	6.200%	7/1/13	150	158
Time Warner Cable Inc.	7.500%	4/1/14	100	111
Time Warner Cable Inc.	3.500%	2/1/15	150	159
Time Warner Cable Inc.	5.850%	5/1/17	675	793
Time Warner Cable Inc.	6.750%	7/1/18	850	1,040
Time Warner Cable Inc.	8.250%	4/1/19	225	294
Time Warner Cable Inc.	5.000%	2/1/20	475	535
Time Warner Cable Inc.	6.550%	5/1/37	200	239
Time Warner Cable Inc.	6.750%	6/15/39	200	245
Time Warner Cable Inc.	5.875%	11/15/40	1,000	1,121
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	235
Time Warner Entertainment Co. LP	8.375%	7/15/33	100	134
United States Cellular Corp.	6.700%	12/15/33	75	78
Verizon Communications Inc.	1.950%	3/28/14	800	819
Verizon Communications Inc.	5.550%	2/15/16	250	287
Verizon Communications Inc.	3.000%	4/1/16	25	27
Verizon Communications Inc.	2.000%	11/1/16	500	513
Verizon Communications Inc.	5.500%	4/1/17	50	58
Verizon Communications Inc.	5.500%	2/15/18	550	651
Verizon Communications Inc.	6.100%	4/15/18	50	61
Verizon Communications Inc.	8.750%	11/1/18	600	823
Verizon Communications Inc.	6.350%	4/1/19	200	250
Verizon Communications Inc.	4.600%	4/1/21	775	890
Verizon Communications Inc.	3.500%	11/1/21	100	107
Verizon Communications Inc.	5.850%	9/15/35	425	519

74

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	6.250%	4/1/37	60	77
	Verizon Communications Inc.	6.400%	2/15/38	125	163
	Verizon Communications Inc.	6.900%	4/15/38	290	398
	Verizon Communications Inc.	8.950%	3/1/39	500	830
	Verizon Global Funding Corp.	7.750%	12/1/30	425	601
	Vodafone Group plc	5.000%	12/16/13	400	424
	Vodafone Group plc	5.375%	1/30/15	500	554
	Vodafone Group plc	5.750%	3/15/16	100	115
	Vodafone Group plc	5.625%	2/27/17	250	292
	Vodafone Group plc	1.625%	3/20/17	625	625
	Vodafone Group plc	5.450%	6/10/19	150	181
	Vodafone Group plc	7.875%	2/15/30	50	71
	Vodafone Group plc	6.150%	2/27/37	225	291
	Washington Post Co.	7.250%	2/1/19	75	86
	WPP Finance 2010	4.750%	11/21/21	358	376
	WPP Finance UK	8.000%	9/15/14	50	57

	Consumer Cyclical (1.4%)
	AutoZone Inc.	6.500%	1/15/14	200	216
	AutoZone Inc.	7.125%	8/1/18	250	307
	Best Buy Co. Inc.	6.750%	7/15/13	275	287
	BorgWarner Inc.	4.625%	9/15/20	25	27
	Costco Wholesale Corp.	5.500%	3/15/17	200	239
	CVS Caremark Corp.	4.875%	9/15/14	50	54
	CVS Caremark Corp.	3.250%	5/18/15	25	26
	CVS Caremark Corp.	6.125%	8/15/16	150	176
	CVS Caremark Corp.	6.600%	3/15/19	700	875
	CVS Caremark Corp.	6.250%	6/1/27	375	466
	CVS Caremark Corp.	6.125%	9/15/39	175	217
	Daimler Finance North America LLC	6.500%	11/15/13	300	322
6	Daimler Finance North America LLC	2.625%	9/15/16	125	128
	Daimler Finance North America LLC	8.500%	1/18/31	100	152
	Darden Restaurants Inc.	6.200%	10/15/17	275	320
	Darden Restaurants Inc.	4.500%	10/15/21	225	238
	Darden Restaurants Inc.	6.800%	10/15/37	100	118
	eBay Inc.	0.875%	10/15/13	75	75
	eBay Inc.	1.625%	10/15/15	75	77
	eBay Inc.	3.250%	10/15/20	75	78
	Expedia Inc.	5.950%	8/15/20	75	79
	Family Dollar Stores Inc.	5.000%	2/1/21	75	80
	Ford Motor Co.	6.625%	10/1/28	275	316
	Ford Motor Co.	6.375%	2/1/29	50	56
	Ford Motor Co.	7.450%	7/16/31	525	657
	Ford Motor Credit Co. LLC	7.000%	10/1/13	500	534
	Ford Motor Credit Co. LLC	8.000%	6/1/14	175	194
	Ford Motor Credit Co. LLC	8.700%	10/1/14	100	113
	Ford Motor Credit Co. LLC	3.875%	1/15/15	650	671
	Ford Motor Credit Co. LLC	7.000%	4/15/15	225	250
	Ford Motor Credit Co. LLC	2.750%	5/15/15	100	101
	Ford Motor Credit Co. LLC	12.000%	5/15/15	125	155
	Ford Motor Credit Co. LLC	5.625%	9/15/15	125	136
6	Ford Motor Credit Co. LLC	4.207%	4/15/16	125	130
6	Ford Motor Credit Co. LLC	3.984%	6/15/16	550	566
	Ford Motor Credit Co. LLC	8.000%	12/15/16	200	236
	Ford Motor Credit Co. LLC	4.250%	2/3/17	100	105
	Ford Motor Credit Co. LLC	6.625%	8/15/17	325	370
	Ford Motor Credit Co. LLC	5.000%	5/15/18	275	290
	Ford Motor Credit Co. LLC	8.125%	1/15/20	250	305
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	273
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	361
	Historic TW Inc.	9.150%	2/1/23	195	269
	Historic TW Inc.	6.625%	5/15/29	175	211
	Home Depot Inc.	5.250%	12/16/13	250	267
	Home Depot Inc.	5.400%	3/1/16	175	202
	Home Depot Inc.	3.950%	9/15/20	100	111
	Home Depot Inc.	4.400%	4/1/21	1,100	1,268
	Home Depot Inc.	5.875%	12/16/36	275	352
	Home Depot Inc.	5.400%	9/15/40	75	91
	Home Depot Inc.	5.950%	4/1/41	125	163
	Hyatt Hotels Corp.	3.875%	8/15/16	50	53
	Hyatt Hotels Corp.	5.375%	8/15/21	50	55

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Game Technology	7.500%	6/15/19	50	60
	International Game Technology	5.500%	6/15/20	75	81
	Johnson Controls Inc.	2.600%	12/1/16	100	103
	Johnson Controls Inc.	5.000%	3/30/20	125	141
	Johnson Controls Inc.	4.250%	3/1/21	250	269
	Johnson Controls Inc.	3.750%	12/1/21	100	104
	Johnson Controls Inc.	6.000%	1/15/36	50	60
	Johnson Controls Inc.	5.250%	12/1/41	50	56
	Kohl’s Corp.	6.250%	12/15/17	50	60
	Kohl’s Corp.	4.000%	11/1/21	300	312
	Kohl’s Corp.	6.000%	1/15/33	100	112
	Lowe’s Cos. Inc.	5.000%	10/15/15	150	169
	Lowe’s Cos. Inc.	5.400%	10/15/16	150	174
	Lowe’s Cos. Inc.	6.100%	9/15/17	75	90
	Lowe’s Cos. Inc.	3.750%	4/15/21	500	538
	Lowe’s Cos. Inc.	6.875%	2/15/28	25	32
	Lowe’s Cos. Inc.	6.500%	3/15/29	200	253
	Lowe’s Cos. Inc.	5.800%	10/15/36	175	212
	Macy’s Retail Holdings Inc.	7.875%	7/15/15	650	762
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	150	173
	Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	266
	Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	149
	Marriott International Inc.	6.200%	6/15/16	25	29
	Marriott International Inc.	6.375%	6/15/17	50	59
	Marriott International Inc.	3.000%	3/1/19	50	50
	McDonald’s Corp.	0.750%	5/29/15	125	125
	McDonald’s Corp.	5.300%	3/15/17	125	147
	McDonald’s Corp.	5.800%	10/15/17	175	213
	McDonald’s Corp.	5.350%	3/1/18	100	120
	McDonald’s Corp.	5.000%	2/1/19	100	119
	McDonald’s Corp.	1.875%	5/29/19	50	50
	McDonald’s Corp.	6.300%	10/15/37	50	70
	McDonald’s Corp.	5.700%	2/1/39	100	130
	McDonald’s Corp.	3.700%	2/15/42	375	371
	Nordstrom Inc.	6.250%	1/15/18	75	91
	Nordstrom Inc.	4.750%	5/1/20	400	461
	Nordstrom Inc.	4.000%	10/15/21	175	193
	Nordstrom Inc.	7.000%	1/15/38	50	70
	O’Reilly Automotive Inc.	4.875%	1/14/21	25	27
	PACCAR Inc.	6.875%	2/15/14	100	110
6	QVC Inc.	5.125%	7/2/22	25	26
	Staples Inc.	9.750%	1/15/14	100	112
	Target Corp.	5.375%	5/1/17	225	266
	Target Corp.	6.000%	1/15/18	200	245
	Target Corp.	7.000%	7/15/31	100	137
	Target Corp.	6.350%	11/1/32	175	230
	Target Corp.	6.500%	10/15/37	125	167
	Target Corp.	7.000%	1/15/38	425	600
	Time Warner Inc.	3.150%	7/15/15	575	607
	Time Warner Inc.	5.875%	11/15/16	75	88
	Time Warner Inc.	4.875%	3/15/20	350	395
	Time Warner Inc.	4.700%	1/15/21	50	56
	Time Warner Inc.	4.750%	3/29/21	675	754
	Time Warner Inc.	7.625%	4/15/31	300	388
	Time Warner Inc.	7.700%	5/1/32	375	491
	Time Warner Inc.	6.500%	11/15/36	175	208
	Time Warner Inc.	6.200%	3/15/40	100	115
	Time Warner Inc.	6.100%	7/15/40	175	201
	Time Warner Inc.	6.250%	3/29/41	50	58
	TJX Cos. Inc.	6.950%	4/15/19	150	191
	Toyota Motor Credit Corp.	1.000%	2/17/15	175	175
	Toyota Motor Credit Corp.	3.200%	6/17/15	425	453
	Toyota Motor Credit Corp.	2.800%	1/11/16	50	53
	Toyota Motor Credit Corp.	2.000%	9/15/16	175	179
	Toyota Motor Credit Corp.	2.050%	1/12/17	450	462
	Toyota Motor Credit Corp.	4.250%	1/11/21	125	140
	Toyota Motor Credit Corp.	3.400%	9/15/21	75	79
	Toyota Motor Credit Corp.	3.300%	1/12/22	275	287
	VF Corp.	5.950%	11/1/17	75	89
	VF Corp.	3.500%	9/1/21	200	214
	VF Corp.	6.450%	11/1/37	50	66

75

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Viacom Inc.	1.250%	2/27/15	150	151
Viacom Inc.	2.500%	12/15/16	175	181
Viacom Inc.	3.500%	4/1/17	50	54
Viacom Inc.	6.125%	10/5/17	75	90
Viacom Inc.	5.625%	9/15/19	275	325
Viacom Inc.	3.875%	12/15/21	25	27
Viacom Inc.	3.125%	6/15/22	50	50
Viacom Inc.	6.875%	4/30/36	450	583
Wal-Mart Stores Inc.	1.625%	4/15/14	350	357
Wal-Mart Stores Inc.	4.500%	7/1/15	225	249
Wal-Mart Stores Inc.	1.500%	10/25/15	190	195
Wal-Mart Stores Inc.	5.375%	4/5/17	25	30
Wal-Mart Stores Inc.	5.800%	2/15/18	250	309
Wal-Mart Stores Inc.	3.250%	10/25/20	325	350
Wal-Mart Stores Inc.	4.250%	4/15/21	200	230
Wal-Mart Stores Inc.	5.875%	4/5/27	725	925
Wal-Mart Stores Inc.	7.550%	2/15/30	175	261
Wal-Mart Stores Inc.	5.250%	9/1/35	150	181
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,265
Wal-Mart Stores Inc.	6.200%	4/15/38	300	410
Wal-Mart Stores Inc.	5.625%	4/15/41	475	617
Walgreen Co.	4.875%	8/1/13	450	470
Walt Disney Co.	0.875%	12/1/14	175	176
Walt Disney Co.	5.625%	9/15/16	375	440
Walt Disney Co.	5.875%	12/15/17	175	218
Walt Disney Co.	2.750%	8/16/21	100	102
Walt Disney Co.	4.375%	8/16/41	75	83
Walt Disney Co.	4.125%	12/1/41	275	296
Western Union Co.	5.930%	10/1/16	125	145
Western Union Co.	5.253%	4/1/20	133	153
Western Union Co.	6.200%	11/17/36	75	80
Western Union Co.	6.200%	6/21/40	200	216
Wyndham Worldwide Corp.	2.950%	3/1/17	200	199
Wyndham Worldwide Corp.	4.250%	3/1/22	175	176
Yum! Brands Inc.	6.250%	4/15/16	50	58
Yum! Brands Inc.	6.250%	3/15/18	50	59
Yum! Brands Inc.	6.875%	11/15/37	225	297

Consumer Noncyclical (2.8%)
Abbott Laboratories	4.350%	3/15/14	500	531
Abbott Laboratories	2.700%	5/27/15	75	79
Abbott Laboratories	5.875%	5/15/16	475	561
Abbott Laboratories	5.600%	11/30/17	100	121
Abbott Laboratories	4.125%	5/27/20	25	28
Abbott Laboratories	6.150%	11/30/37	300	400
Abbott Laboratories	6.000%	4/1/39	50	66
Abbott Laboratories	5.300%	5/27/40	500	612
Allergan Inc.	5.750%	4/1/16	25	29
Altria Group Inc.	8.500%	11/10/13	500	550
Altria Group Inc.	4.125%	9/11/15	475	517
Altria Group Inc.	9.700%	11/10/18	225	311
Altria Group Inc.	9.250%	8/6/19	300	416
Altria Group Inc.	9.950%	11/10/38	150	237
Altria Group Inc.	10.200%	2/6/39	650	1,051
AmerisourceBergen Corp.	5.875%	9/15/15	150	171
AmerisourceBergen Corp.	4.875%	11/15/19	25	29
Amgen Inc.	1.875%	11/15/14	200	204
Amgen Inc.	4.850%	11/18/14	100	108
Amgen Inc.	2.300%	6/15/16	150	154
Amgen Inc.	2.500%	11/15/16	200	207
Amgen Inc.	2.125%	5/15/17	225	228
Amgen Inc.	5.850%	6/1/17	150	177
Amgen Inc.	5.700%	2/1/19	75	88
Amgen Inc.	3.450%	10/1/20	225	233
Amgen Inc.	4.100%	6/15/21	150	160
Amgen Inc.	3.875%	11/15/21	200	210
Amgen Inc.	3.625%	5/15/22	225	232
Amgen Inc.	6.375%	6/1/37	125	148
Amgen Inc.	6.900%	6/1/38	175	221
Amgen Inc.	6.400%	2/1/39	175	209
Amgen Inc.	5.750%	3/15/40	125	140

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Amgen Inc.	4.950%	10/1/41	150	154
Amgen Inc.	5.150%	11/15/41	200	210
Amgen Inc.	5.650%	6/15/42	175	195
Amgen Inc.	5.375%	5/15/43	200	217
Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	89
Anheuser-Busch Cos. LLC	6.800%	8/20/32	150	203
Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	141
Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	275	279
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	200	221
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	275	296
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	300	318
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	575	757
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	226
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	595
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	176
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	85
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	239
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	325	442
Archer-Daniels-Midland Co.	5.450%	3/15/18	75	89
Archer-Daniels-Midland Co.	4.479%	3/1/21	225	260
Archer-Daniels-Midland Co.	5.935%	10/1/32	100	126
Archer-Daniels-Midland Co.	5.375%	9/15/35	275	323
Archer-Daniels-Midland Co.	5.765%	3/1/41	75	96
AstraZeneca plc	5.400%	6/1/14	75	82
AstraZeneca plc	5.900%	9/15/17	375	451
AstraZeneca plc	6.450%	9/15/37	450	611
Baptist Health South Florida Obligated
Group	4.590%	8/15/21	25	28
Baxter International Inc.	6.250%	12/1/37	300	412
Beam Inc.	5.375%	1/15/16	45	50
Beam Inc.	1.875%	5/15/17	25	25
Beam Inc.	3.250%	5/15/22	50	50
Beam Inc.	5.875%	1/15/36	50	57
Becton Dickinson & Co.	3.250%	11/12/20	300	315
Becton Dickinson & Co.	3.125%	11/8/21	65	68
Becton Dickinson & Co.	5.000%	5/15/19	50	59
Biogen Idec Inc.	6.875%	3/1/18	325	396
Boston Scientific Corp.	4.500%	1/15/15	200	213
Boston Scientific Corp.	6.250%	11/15/15	325	365
Boston Scientific Corp.	6.000%	1/15/20	200	239
Boston Scientific Corp.	7.000%	11/15/35	25	31
Boston Scientific Corp.	7.375%	1/15/40	50	69
Bottling Group LLC	5.000%	11/15/13	75	79
Bottling Group LLC	5.500%	4/1/16	250	290
Bottling Group LLC	5.125%	1/15/19	100	117
Bristol-Myers Squibb Co.	5.450%	5/1/18	50	60
Bristol-Myers Squibb Co.	7.150%	6/15/23	200	272
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	140
Bristol-Myers Squibb Co.	5.875%	11/15/36	112	145
Bristol-Myers Squibb Co.	6.125%	5/1/38	50	67
Bunge Ltd. Finance Corp.	5.350%	4/15/14	175	185
Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	27
Bunge Ltd. Finance Corp.	4.100%	3/15/16	50	52
Bunge Ltd. Finance Corp.	8.500%	6/15/19	425	531
Campbell Soup Co.	3.050%	7/15/17	25	27
Campbell Soup Co.	4.250%	4/15/21	100	113
Cardinal Health Inc.	4.000%	6/15/15	50	54
Cardinal Health Inc.	4.625%	12/15/20	125	140
CareFusion Corp.	5.125%	8/1/14	50	54
CareFusion Corp.	6.375%	8/1/19	50	59
Celgene Corp.	2.450%	10/15/15	50	51
Celgene Corp.	3.950%	10/15/20	25	26
Celgene Corp.	5.700%	10/15/40	50	56
Church & Dwight Co. Inc.	3.350%	12/15/15	50	52
Clorox Co.	5.000%	1/15/15	250	273
Clorox Co.	3.800%	11/15/21	100	104
Coca-Cola Co.	0.750%	11/15/13	50	50
Coca-Cola Co.	3.625%	3/15/14	100	105
Coca-Cola Co.	0.750%	3/13/15	325	326
Coca-Cola Co.	1.500%	11/15/15	200	204
Coca-Cola Co.	1.800%	9/1/16	450	461

76

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Coca-Cola Co.	5.350%	11/15/17	175	209
	Coca-Cola Co.	4.875%	3/15/19	200	237
	Coca-Cola Co.	3.150%	11/15/20	125	134
	Coca-Cola Co.	3.300%	9/1/21	250	267
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	314
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	111
	Coca-Cola HBC Finance BV	5.125%	9/17/13	100	103
	Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	400	444
	Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	25	27
	Colgate-Palmolive Co.	0.600%	11/15/14	50	50
	Colgate-Palmolive Co.	1.300%	1/15/17	200	202
	Colgate-Palmolive Co.	2.450%	11/15/21	75	76
	Covidien International Finance SA	1.350%	5/29/15	175	176
	Covidien International Finance SA	6.000%	10/15/17	225	270
	Covidien International Finance SA	3.200%	6/15/22	200	206
	Covidien International Finance SA	6.550%	10/15/37	175	240
	Delhaize Group SA	5.875%	2/1/14	125	131
	Delhaize Group SA	5.700%	10/1/40	200	170
	DENTSPLY International Inc.	2.750%	8/15/16	75	76
	Diageo Capital plc	1.500%	5/11/17	300	302
	Diageo Capital plc	5.750%	10/23/17	25	30
	Diageo Capital plc	4.828%	7/15/20	300	350
	Diageo Finance BV	5.300%	10/28/15	75	85
	Diageo Investment Corp.	2.875%	5/11/22	100	103
	Diageo Investment Corp.	4.250%	5/11/42	75	80
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	75	79
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	87
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	127
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	36
	Eli Lilly & Co.	4.200%	3/6/14	150	159
	Eli Lilly & Co.	5.200%	3/15/17	150	176
	Eli Lilly & Co.	5.500%	3/15/27	150	188
	Eli Lilly & Co.	5.550%	3/15/37	150	192
	Energizer Holdings Inc.	4.700%	5/19/21	50	52
	Energizer Holdings Inc.	4.700%	5/24/22	25	26
	Express Scripts Holding Co.	6.250%	6/15/14	75	82
6	Express Scripts Holding Co.	2.100%	2/12/15	325	328
	Express Scripts Holding Co.	3.125%	5/15/16	100	104
6	Express Scripts Holding Co.	2.650%	2/15/17	350	356
	Express Scripts Holding Co.	7.250%	6/15/19	50	63
6	Express Scripts Holding Co.	4.750%	11/15/21	150	166
6	Express Scripts Holding Co.	3.900%	2/15/22	100	104
6	Express Scripts Holding Co.	6.125%	11/15/41	175	210
	Flowers Foods Inc.	4.375%	4/1/22	75	76
	Genentech Inc.	4.750%	7/15/15	50	55
	Genentech Inc.	5.250%	7/15/35	375	442
	General Mills Inc.	5.250%	8/15/13	100	105
	General Mills Inc.	5.700%	2/15/17	150	178
	General Mills Inc.	5.650%	2/15/19	775	936
	General Mills Inc.	3.150%	12/15/21	25	26
	Gilead Sciences Inc.	2.400%	12/1/14	100	103
	Gilead Sciences Inc.	4.500%	4/1/21	150	167
	Gilead Sciences Inc.	4.400%	12/1/21	400	444
	Gilead Sciences Inc.	5.650%	12/1/41	100	116
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	400
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	484
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	650	891
	GlaxoSmithKline Capital plc	1.500%	5/8/17	100	100
	GlaxoSmithKline Capital plc	2.850%	5/8/22	100	102
	Hasbro Inc.	6.300%	9/15/17	175	200
	Hasbro Inc.	6.350%	3/15/40	300	348
	Hershey Co.	5.450%	9/1/16	50	58
	Hershey Co.	1.500%	11/1/16	100	101
	Hershey Co.	4.125%	12/1/20	50	56
	HJ Heinz Co.	2.850%	3/1/22	50	50
	HJ Heinz Finance Co.	6.750%	3/15/32	225	282
	Hormel Foods Corp.	4.125%	4/15/21	25	28
	Hospira Inc.	5.900%	6/15/14	75	81
	Hospira Inc.	5.600%	9/15/40	50	52
	Ingredion Inc.	3.200%	11/1/15	25	26
	Ingredion Inc.	4.625%	11/1/20	25	27
	Ingredion Inc.	6.625%	4/15/37	25	30

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JM Smucker Co.	3.500%	10/15/21	50	52
	Johnson & Johnson	5.550%	8/15/17	500	607
	Johnson & Johnson	6.950%	9/1/29	25	36
	Johnson & Johnson	4.950%	5/15/33	150	182
	Johnson & Johnson	5.950%	8/15/37	200	278
	Johnson & Johnson	4.500%	9/1/40	150	175
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	52
	Kaiser Foundation Hospitals	4.875%	4/1/42	100	110
	Kellogg Co.	1.875%	11/17/16	350	354
	Kellogg Co.	4.150%	11/15/19	125	140
	Kellogg Co.	4.000%	12/15/20	500	550
	Kellogg Co.	3.125%	5/17/22	50	51
	Kimberly-Clark Corp.	4.875%	8/15/15	200	222
	Kimberly-Clark Corp.	6.125%	8/1/17	275	337
	Kimberly-Clark Corp.	6.250%	7/15/18	50	62
	Kimberly-Clark Corp.	3.625%	8/1/20	140	154
	Kimberly-Clark Corp.	5.300%	3/1/41	350	446
	Koninklijke Philips Electronics NV	5.750%	3/11/18	200	237
	Koninklijke Philips Electronics NV	3.750%	3/15/22	300	311
	Koninklijke Philips Electronics NV	6.875%	3/11/38	175	231
	Koninklijke Philips Electronics NV	5.000%	3/15/42	50	54
6	Kraft Foods Group Inc.	1.625%	6/4/15	50	50
6	Kraft Foods Group Inc.	2.250%	6/5/17	150	153
6	Kraft Foods Group Inc.	3.500%	6/6/22	150	154
6	Kraft Foods Group Inc.	5.000%	6/4/42	125	132
	Kraft Foods Inc.	5.250%	10/1/13	25	26
	Kraft Foods Inc.	6.750%	2/19/14	75	82
	Kraft Foods Inc.	4.125%	2/9/16	925	1,007
	Kraft Foods Inc.	6.500%	8/11/17	475	576
	Kraft Foods Inc.	6.125%	8/23/18	75	91
	Kraft Foods Inc.	5.375%	2/10/20	500	592
	Kraft Foods Inc.	6.500%	11/1/31	200	246
	Kraft Foods Inc.	7.000%	8/11/37	400	526
	Kraft Foods Inc.	6.875%	2/1/38	575	750
	Kraft Foods Inc.	6.875%	1/26/39	25	32
	Kraft Foods Inc.	6.500%	2/9/40	225	290
	Kroger Co.	3.900%	10/1/15	500	539
	Kroger Co.	2.200%	1/15/17	100	101
	Kroger Co.	6.150%	1/15/20	75	90
	Kroger Co.	8.000%	9/15/29	125	165
	Kroger Co.	7.500%	4/1/31	100	131
	Kroger Co.	6.900%	4/15/38	75	92
	Laboratory Corp. of America Holdings	5.625%	12/15/15	75	85
	Life Technologies Corp.	4.400%	3/1/15	100	107
	Life Technologies Corp.	3.500%	1/15/16	50	52
	Life Technologies Corp.	6.000%	3/1/20	125	147
	Life Technologies Corp.	5.000%	1/15/21	75	83
	Lorillard Tobacco Co.	3.500%	8/4/16	50	52
	Lorillard Tobacco Co.	8.125%	6/23/19	175	216
	Lorillard Tobacco Co.	7.000%	8/4/41	75	81
	Mattel Inc.	5.450%	11/1/41	50	55
	McCormick & Co. Inc.	3.900%	7/15/21	50	55
	McKesson Corp.	3.250%	3/1/16	425	456
	McKesson Corp.	4.750%	3/1/21	25	29
	McKesson Corp.	6.000%	3/1/41	475	626
	Mead Johnson Nutrition Co.	3.500%	11/1/14	25	26
	Mead Johnson Nutrition Co.	4.900%	11/1/19	600	682
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	125
	Medco Health Solutions Inc.	2.750%	9/15/15	300	308
	Medco Health Solutions Inc.	7.125%	3/15/18	250	309
	Medtronic Inc.	4.500%	3/15/14	75	80
	Medtronic Inc.	3.000%	3/15/15	250	264
	Medtronic Inc.	4.750%	9/15/15	100	112
	Medtronic Inc.	5.600%	3/15/19	25	30
	Medtronic Inc.	4.450%	3/15/20	125	143
	Medtronic Inc.	6.500%	3/15/39	25	35
	Medtronic Inc.	5.550%	3/15/40	350	442
	Memorial Sloan-Kettering
	Cancer Center	5.000%	7/1/42	50	57
	Merck & Co. Inc.	5.300%	12/1/13	250	267
	Merck & Co. Inc.	4.750%	3/1/15	200	220
	Merck & Co. Inc.	4.000%	6/30/15	100	109

77

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Merck & Co. Inc.	2.250%	1/15/16	75	78
	Merck & Co. Inc.	6.000%	9/15/17	150	183
	Merck & Co. Inc.	5.000%	6/30/19	100	120
	Merck & Co. Inc.	3.875%	1/15/21	250	281
	Merck & Co. Inc.	6.400%	3/1/28	50	68
	Merck & Co. Inc.	5.950%	12/1/28	75	99
	Merck & Co. Inc.	6.500%	12/1/33	75	106
	Merck & Co. Inc.	5.750%	11/15/36	350	464
	Merck & Co. Inc.	6.550%	9/15/37	125	180
	Merck & Co. Inc.	5.850%	6/30/39	75	102
	Molson Coors Brewing Co.	2.000%	5/1/17	25	25
	Molson Coors Brewing Co.	3.500%	5/1/22	25	26
	Molson Coors Brewing Co.	5.000%	5/1/42	100	107
	Novant Health Inc.	5.850%	11/1/19	150	171
	Novartis Capital Corp.	4.125%	2/10/14	525	554
	Novartis Capital Corp.	2.900%	4/24/15	125	132
	Novartis Securities Investment Ltd.	5.125%	2/10/19	650	775
	Pepsi Bottling Group Inc.	7.000%	3/1/29	275	379
	PepsiAmericas Inc.	5.000%	5/15/17	100	117
	PepsiCo Inc.	3.750%	3/1/14	350	367
	PepsiCo Inc.	0.750%	3/5/15	100	100
	PepsiCo Inc.	2.500%	5/10/16	200	210
	PepsiCo Inc.	5.000%	6/1/18	325	380
	PepsiCo Inc.	7.900%	11/1/18	275	367
	PepsiCo Inc.	4.500%	1/15/20	25	28
	PepsiCo Inc.	3.000%	8/25/21	150	154
	PepsiCo Inc.	2.750%	3/5/22	275	277
	PepsiCo Inc.	5.500%	1/15/40	250	310
	PepsiCo Inc.	4.875%	11/1/40	200	234
	PepsiCo Inc.	4.000%	3/5/42	175	180
	PerkinElmer Inc.	5.000%	11/15/21	75	81
	Pfizer Inc.	5.350%	3/15/15	700	784
	Pfizer Inc.	6.200%	3/15/19	600	754
	Pfizer Inc.	7.200%	3/15/39	425	647
	Pharmacia Corp.	6.600%	12/1/28	75	101
	Philip Morris International Inc.	6.875%	3/17/14	150	166
	Philip Morris International Inc.	2.500%	5/16/16	700	735
	Philip Morris International Inc.	1.625%	3/20/17	50	51
	Philip Morris International Inc.	5.650%	5/16/18	325	393
	Philip Morris International Inc.	6.375%	5/16/38	200	267
	Philip Morris International Inc.	4.375%	11/15/41	425	440
	Philip Morris International Inc.	4.500%	3/20/42	50	53
4	Procter & Gamble - Esop	9.360%	1/1/21	360	481
	Procter & Gamble Co.	4.950%	8/15/14	50	55
	Procter & Gamble Co.	3.500%	2/15/15	150	161
	Procter & Gamble Co.	1.450%	8/15/16	50	51
	Procter & Gamble Co.	4.700%	2/15/19	100	118
	Procter & Gamble Co.	6.450%	1/15/26	75	102
	Procter & Gamble Co.	5.550%	3/5/37	325	434
	Quest Diagnostics Inc.	5.450%	11/1/15	200	224
	Quest Diagnostics Inc.	6.950%	7/1/37	75	96
	Ralcorp Holdings Inc.	6.625%	8/15/39	250	257
	Reynolds American Inc.	6.750%	6/15/17	150	180
	Reynolds American Inc.	7.250%	6/15/37	125	153
	Safeway Inc.	6.250%	3/15/14	150	161
	Safeway Inc.	6.350%	8/15/17	100	112
	Safeway Inc.	5.000%	8/15/19	125	129
	Safeway Inc.	3.950%	8/15/20	250	241
	Safeway Inc.	7.250%	2/1/31	75	81
	Sanofi	1.625%	3/28/14	50	51
	Sanofi	2.625%	3/29/16	200	210
	Sanofi	4.000%	3/29/21	600	670
	St. Jude Medical Inc.	2.200%	9/15/13	200	203
	St. Jude Medical Inc.	3.750%	7/15/14	225	237
	Stryker Corp.	3.000%	1/15/15	50	53
	Stryker Corp.	2.000%	9/30/16	100	103
	Stryker Corp.	4.375%	1/15/20	50	57
	Sysco Corp.	5.250%	2/12/18	100	119
	Sysco Corp.	5.375%	9/21/35	100	125
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	75	78
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	25	26
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	200	260

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Teva Pharmaceutical Finance II BV /
Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	100	105
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	75	79
Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	50	51
Thermo Fisher Scientific Inc.	3.250%	11/20/14	75	79
Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	213
Thermo Fisher Scientific Inc.	2.250%	8/15/16	500	518
Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	342
Tyson Foods Inc.	4.500%	6/15/22	275	283
Unilever Capital Corp.	3.650%	2/15/14	25	26
Unilever Capital Corp.	2.750%	2/10/16	500	529
Unilever Capital Corp.	4.250%	2/10/21	200	233
Unilever Capital Corp.	5.900%	11/15/32	50	69
UST LLC	5.750%	3/1/18	75	85
Whirlpool Corp.	5.500%	3/1/13	325	334
Wyeth LLC	5.500%	2/1/14	50	54
Wyeth LLC	5.500%	2/15/16	200	232
Wyeth LLC	5.450%	4/1/17	50	59
Wyeth LLC	6.450%	2/1/24	100	134
Wyeth LLC	6.500%	2/1/34	100	137
Wyeth LLC	6.000%	2/15/36	175	228
Wyeth LLC	5.950%	4/1/37	650	852
Zimmer Holdings Inc.	1.400%	11/30/14	75	75
Zimmer Holdings Inc.	4.625%	11/30/19	50	57
Zimmer Holdings Inc.	3.375%	11/30/21	100	103
Zimmer Holdings Inc.	5.750%	11/30/39	50	61

Energy (1.6%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	148
Anadarko Petroleum Corp.	7.625%	3/15/14	150	165
Anadarko Petroleum Corp.	5.750%	6/15/14	25	27
Anadarko Petroleum Corp.	5.950%	9/15/16	500	568
Anadarko Petroleum Corp.	6.450%	9/15/36	775	888
Anadarko Petroleum Corp.	7.950%	6/15/39	25	33
Anadarko Petroleum Corp.	6.200%	3/15/40	275	312
Apache Corp.	6.000%	9/15/13	175	186
Apache Corp.	5.625%	1/15/17	100	118
Apache Corp.	1.750%	4/15/17	75	76
Apache Corp.	6.900%	9/15/18	150	190
Apache Corp.	3.625%	2/1/21	75	81
Apache Corp.	6.000%	1/15/37	350	443
Apache Corp.	5.100%	9/1/40	350	402
Apache Corp.	4.750%	4/15/43	200	222
Baker Hughes Inc.	3.200%	8/15/21	300	314
Baker Hughes Inc.	6.875%	1/15/29	100	135
Baker Hughes Inc.	5.125%	9/15/40	275	322
BP Capital Markets plc	5.250%	11/7/13	350	371
BP Capital Markets plc	3.625%	5/8/14	50	52
BP Capital Markets plc	1.700%	12/5/14	500	508
BP Capital Markets plc	3.875%	3/10/15	275	295
BP Capital Markets plc	3.125%	10/1/15	450	478
BP Capital Markets plc	3.200%	3/11/16	225	239
BP Capital Markets plc	2.248%	11/1/16	150	154
BP Capital Markets plc	1.846%	5/5/17	225	227
BP Capital Markets plc	4.750%	3/10/19	200	227
BP Capital Markets plc	4.500%	10/1/20	225	253
BP Capital Markets plc	4.742%	3/11/21	350	401
BP Capital Markets plc	3.245%	5/6/22	250	258
Burlington Resources Finance Co.	7.400%	12/1/31	175	248
Cameron International Corp.	6.375%	7/15/18	100	119
Cameron International Corp.	7.000%	7/15/38	100	128
Canadian Natural Resources Ltd.	4.900%	12/1/14	150	164
Canadian Natural Resources Ltd.	6.000%	8/15/16	125	145
Canadian Natural Resources Ltd.	5.700%	5/15/17	225	263
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	295
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	152
Canadian Natural Resources Ltd.	6.500%	2/15/37	150	185
Cenovus Energy Inc.	4.500%	9/15/14	150	160
Cenovus Energy Inc.	5.700%	10/15/19	50	59
Cenovus Energy Inc.	6.750%	11/15/39	450	558
Chevron Corp.	3.950%	3/3/14	300	317
Chevron Corp.	4.950%	3/3/19	275	332

78

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	ConocoPhillips	4.750%	2/1/14	125	133
	ConocoPhillips	4.600%	1/15/15	500	548
	ConocoPhillips	5.750%	2/1/19	875	1,070
	ConocoPhillips	5.900%	10/15/32	50	64
	ConocoPhillips	5.900%	5/15/38	50	65
	ConocoPhillips	6.500%	2/1/39	500	695
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	250	296
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	251
	ConocoPhillips Holding Co.	6.950%	4/15/29	150	206
	Devon Energy Corp.	5.625%	1/15/14	100	107
	Devon Energy Corp.	2.400%	7/15/16	50	51
	Devon Energy Corp.	1.875%	5/15/17	100	100
	Devon Energy Corp.	4.000%	7/15/21	100	109
	Devon Energy Corp.	3.250%	5/15/22	125	127
	Devon Energy Corp.	7.950%	4/15/32	50	72
	Devon Energy Corp.	5.600%	7/15/41	250	290
	Devon Energy Corp.	4.750%	5/15/42	75	79
	Devon Financing Corp. ULC	7.875%	9/30/31	300	429
	Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	27
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	89
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	118
	Encana Corp.	4.750%	10/15/13	25	26
	Encana Corp.	5.900%	12/1/17	225	258
	Encana Corp.	6.500%	8/15/34	325	356
	Encana Corp.	6.625%	8/15/37	125	141
	EnCana Holdings Finance Corp.	5.800%	5/1/14	100	108
	Ensco plc	3.250%	3/15/16	125	131
	Ensco plc	4.700%	3/15/21	225	245
	EOG Resources Inc.	2.950%	6/1/15	125	131
	EOG Resources Inc.	5.875%	9/15/17	125	150
	EOG Resources Inc.	4.400%	6/1/20	100	113
	EOG Resources Inc.	4.100%	2/1/21	350	390
	EQT Corp.	6.500%	4/1/18	350	398
	Halliburton Co.	6.150%	9/15/19	200	248
	Halliburton Co.	6.700%	9/15/38	125	172
	Halliburton Co.	7.450%	9/15/39	200	297
	Hess Corp.	7.875%	10/1/29	350	463
	Hess Corp.	7.125%	3/15/33	100	126
	Hess Corp.	5.600%	2/15/41	250	265
	Husky Energy Inc.	5.900%	6/15/14	300	326
	Husky Energy Inc.	6.150%	6/15/19	100	115
	Husky Energy Inc.	6.800%	9/15/37	50	62
	Kerr-McGee Corp.	6.950%	7/1/24	250	309
	Kerr-McGee Corp.	7.875%	9/15/31	50	64
	Marathon Oil Corp.	5.900%	3/15/18	46	54
	Marathon Oil Corp.	6.800%	3/15/32	300	380
	Marathon Petroleum Corp.	3.500%	3/1/16	250	262
	Marathon Petroleum Corp.	5.125%	3/1/21	375	420
	Murphy Oil Corp.	4.000%	6/1/22	50	51
	Nabors Industries Inc.	6.150%	2/15/18	300	344
	Nabors Industries Inc.	5.000%	9/15/20	175	187
	Nexen Inc.	7.875%	3/15/32	50	62
	Nexen Inc.	6.400%	5/15/37	300	320
	Nexen Inc.	7.500%	7/30/39	200	235
	Noble Energy Inc.	8.250%	3/1/19	400	511
	Noble Energy Inc.	4.150%	12/15/21	175	184
	Noble Holding International Ltd.	2.500%	3/15/17	100	101
	Noble Holding International Ltd.	4.900%	8/1/20	125	135
	Noble Holding International Ltd.	3.950%	3/15/22	50	50
	Noble Holding International Ltd.	6.200%	8/1/40	100	112
	Noble Holding International Ltd.	6.050%	3/1/41	150	163
	Noble Holding International Ltd.	5.250%	3/15/42	100	99
	Occidental Petroleum Corp.	2.500%	2/1/16	200	210
	Occidental Petroleum Corp.	1.500%	2/15/18	450	452
	Occidental Petroleum Corp.	4.100%	2/1/21	350	394
	Petro-Canada	7.875%	6/15/26	25	35
	Petro-Canada	7.000%	11/15/28	100	124
	Petro-Canada	5.350%	7/15/33	150	160
	Petro-Canada	6.800%	5/15/38	125	156
6	Phillips 66	1.950%	3/5/15	125	126
6	Phillips 66	2.950%	5/1/17	350	360
6	Phillips 66	4.300%	4/1/22	275	290

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Phillips 66	5.875%	5/1/42	175	186
	Pioneer Natural Resources Co.	3.950%	7/15/22	450	450
	Pride International Inc.	6.875%	8/15/20	275	338
	Rowan Cos. Inc.	7.875%	8/1/19	75	91
	Shell International Finance BV	4.000%	3/21/14	300	318
	Shell International Finance BV	3.100%	6/28/15	1,425	1,519
	Shell International Finance BV	3.250%	9/22/15	100	108
	Shell International Finance BV	4.300%	9/22/19	550	639
	Shell International Finance BV	6.375%	12/15/38	475	673
6	Southwestern Energy Co.	4.100%	3/15/22	75	76
	Suncor Energy Inc.	6.100%	6/1/18	25	30
	Suncor Energy Inc.	5.950%	12/1/34	75	86
	Suncor Energy Inc.	6.500%	6/15/38	925	1,124
	Talisman Energy Inc.	5.125%	5/15/15	50	54
	Talisman Energy Inc.	7.750%	6/1/19	200	245
	Talisman Energy Inc.	3.750%	2/1/21	225	226
	Talisman Energy Inc.	5.850%	2/1/37	150	160
	Tosco Corp.	8.125%	2/15/30	100	151
	Total Capital Canada Ltd.	1.625%	1/28/14	300	305
	Total Capital International SA	1.550%	6/28/17	350	351
	Total Capital SA	3.000%	6/24/15	450	478
	Total Capital SA	4.450%	6/24/20	350	399
	Total Capital SA	4.125%	1/28/21	125	139
	Transocean Inc.	4.950%	11/15/15	850	914
	Transocean Inc.	6.000%	3/15/18	75	84
	Transocean Inc.	6.500%	11/15/20	150	170
	Transocean Inc.	7.500%	4/15/31	175	205
	Transocean Inc.	6.800%	3/15/38	150	169
	Valero Energy Corp.	9.375%	3/15/19	200	264
	Valero Energy Corp.	6.125%	2/1/20	75	87
	Valero Energy Corp.	7.500%	4/15/32	725	841
	Valero Energy Corp.	6.625%	6/15/37	175	195
	Weatherford International Inc.	6.350%	6/15/17	250	288
	Weatherford International Inc.	6.800%	6/15/37	150	169
	Weatherford International Ltd.	6.000%	3/15/18	750	853
	Weatherford International Ltd.	6.500%	8/1/36	275	298
	XTO Energy Inc.	5.750%	12/15/13	250	268
	XTO Energy Inc.	6.250%	8/1/17	375	465

	Other Industrial (0.0%)
	California Institute of Technology GO	4.700%	11/1/11	300	328
	Cintas Corp. No 2	6.125%	12/1/17	75	89
	Cintas Corp. No 2	3.250%	6/1/22	75	75
	Fluor Corp.	3.375%	9/15/21	75	79
	Massachusetts Institute of
	Technology GO	5.600%	7/1/11	200	277

	Technology (0.9%)
	Adobe Systems Inc.	3.250%	2/1/15	100	105
	Adobe Systems Inc.	4.750%	2/1/20	175	195
	Agilent Technologies Inc.	5.500%	9/14/15	50	56
	Agilent Technologies Inc.	6.500%	11/1/17	400	481
	Altera Corp.	1.750%	5/15/17	50	50
	Amphenol Corp.	4.750%	11/15/14	100	108
	Analog Devices Inc.	5.000%	7/1/14	100	108
	Applied Materials Inc.	2.650%	6/15/16	50	52
	Applied Materials Inc.	4.300%	6/15/21	650	721
	Applied Materials Inc.	5.850%	6/15/41	150	183
	Arrow Electronics Inc.	3.375%	11/1/15	75	77
	Avnet Inc.	5.875%	6/15/20	200	221
	BMC Software Inc.	7.250%	6/1/18	50	60
	Broadcom Corp.	1.500%	11/1/13	50	51
	Broadcom Corp.	2.700%	11/1/18	50	52
	CA Inc.	5.375%	12/1/19	175	197
	Cisco Systems Inc.	1.625%	3/14/14	450	459
	Cisco Systems Inc.	2.900%	11/17/14	125	132
	Cisco Systems Inc.	5.500%	2/22/16	200	232
	Cisco Systems Inc.	3.150%	3/14/17	50	54
	Cisco Systems Inc.	4.950%	2/15/19	475	561
	Cisco Systems Inc.	4.450%	1/15/20	825	953
	Cisco Systems Inc.	5.900%	2/15/39	200	261
	Cisco Systems Inc.	5.500%	1/15/40	175	217

79

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Computer Sciences Corp.	6.500%	3/15/18	50	54
Corning Inc.	6.625%	5/15/19	25	30
Corning Inc.	4.700%	3/15/37	200	208
Corning Inc.	5.750%	8/15/40	75	87
Dell Inc.	1.400%	9/10/13	150	151
Dell Inc.	2.300%	9/10/15	75	77
Dell Inc.	3.100%	4/1/16	125	132
Dell Inc.	5.650%	4/15/18	75	86
Dell Inc.	5.875%	6/15/19	75	88
Dell Inc.	6.500%	4/15/38	100	117
Equifax Inc.	4.450%	12/1/14	50	53
Equifax Inc.	6.300%	7/1/17	25	29
Fiserv Inc.	3.125%	10/1/15	50	52
Fiserv Inc.	6.800%	11/20/17	150	179
Google Inc.	2.125%	5/19/16	25	26
Google Inc.	3.625%	5/19/21	150	166
Harris Corp.	5.000%	10/1/15	125	136
Harris Corp.	4.400%	12/15/20	50	54
Harris Corp.	6.150%	12/15/40	75	88
Hewlett-Packard Co.	1.250%	9/13/13	300	301
Hewlett-Packard Co.	6.125%	3/1/14	700	751
Hewlett-Packard Co.	4.750%	6/2/14	350	370
Hewlett-Packard Co.	2.625%	12/9/14	425	435
Hewlett-Packard Co.	2.350%	3/15/15	150	152
Hewlett-Packard Co.	2.125%	9/13/15	250	252
Hewlett-Packard Co.	3.000%	9/15/16	150	154
Hewlett-Packard Co.	3.300%	12/9/16	50	52
Hewlett-Packard Co.	2.600%	9/15/17	25	25
Hewlett-Packard Co.	5.500%	3/1/18	75	84
Hewlett-Packard Co.	3.750%	12/1/20	325	324
Hewlett-Packard Co.	4.300%	6/1/21	300	310
Hewlett-Packard Co.	4.375%	9/15/21	50	51
Hewlett-Packard Co.	4.650%	12/9/21	225	236
Hewlett-Packard Co.	4.050%	9/15/22	75	76
Hewlett-Packard Co.	6.000%	9/15/41	200	221
HP Enterprise Services LLC	6.000%	8/1/13	75	79
Intel Corp.	1.950%	10/1/16	100	104
Intel Corp.	3.300%	10/1/21	100	107
Intel Corp.	4.800%	10/1/41	475	544
International Business Machines Corp.	1.000%	8/5/13	1,375	1,385
International Business Machines Corp.	2.000%	1/5/16	25	26
International Business Machines Corp.	5.700%	9/14/17	850	1,025
International Business Machines Corp.	1.875%	5/15/19	25	25
International Business Machines Corp.	7.000%	10/30/25	300	417
International Business Machines Corp.	6.220%	8/1/27	75	99
International Business Machines Corp.	6.500%	1/15/28	75	100
International Business Machines Corp.	5.875%	11/29/32	325	429
International Business Machines Corp.	5.600%	11/30/39	198	259
International Business Machines Corp.	4.000%	6/20/42	218	227
Juniper Networks Inc.	3.100%	3/15/16	30	31
Juniper Networks Inc.	4.600%	3/15/21	50	54
Juniper Networks Inc.	5.950%	3/15/41	25	29
Lexmark International Inc.	6.650%	6/1/18	150	168
Microsoft Corp.	0.875%	9/27/13	150	151
Microsoft Corp.	2.950%	6/1/14	500	523
Microsoft Corp.	1.625%	9/25/15	150	155
Microsoft Corp.	4.200%	6/1/19	25	29
Microsoft Corp.	3.000%	10/1/20	225	245
Microsoft Corp.	5.200%	6/1/39	25	31
Microsoft Corp.	4.500%	10/1/40	100	115
Microsoft Corp.	5.300%	2/8/41	200	257
Motorola Solutions Inc.	7.500%	5/15/25	50	62
Oracle Corp.	3.750%	7/8/14	225	239
Oracle Corp.	5.250%	1/15/16	275	315
Oracle Corp.	5.750%	4/15/18	300	364
Oracle Corp.	5.000%	7/8/19	550	653
Oracle Corp.	6.500%	4/15/38	200	272
Oracle Corp.	6.125%	7/8/39	150	199
Oracle Corp.	5.375%	7/15/40	600	732
Pitney Bowes Inc.	4.875%	8/15/14	100	104
Pitney Bowes Inc.	4.750%	1/15/16	375	381

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	SAIC Inc.	4.450%	12/1/20	75	80
	SAIC Inc.	5.950%	12/1/40	75	84
	Science Applications International Corp.	5.500%	7/1/33	25	26
	Symantec Corp.	2.750%	9/15/15	25	26
	Symantec Corp.	2.750%	6/15/17	175	177
	Symantec Corp.	4.200%	9/15/20	50	51
	Symantec Corp.	3.950%	6/15/22	175	174
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	50	50
	Texas Instruments Inc.	2.375%	5/16/16	75	79
	Tyco Electronics Group SA	7.125%	10/1/37	300	406
	Xerox Corp.	8.250%	5/15/14	150	168
	Xerox Corp.	6.400%	3/15/16	100	114
	Xerox Corp.	6.750%	2/1/17	100	117
	Xerox Corp.	2.950%	3/15/17	500	506
	Xerox Corp.	6.350%	5/15/18	175	204
	Xerox Corp.	5.625%	12/15/19	25	28
	Xerox Corp.	6.750%	12/15/39	375	455

	Transportation (0.4%)
4	American Airlines 2011-2 Class A
	Pass Through Trust	8.625%	4/15/23	97	103
4	American Airlines Pass Through Trust
	2009-1A	10.375%	7/2/19	67	73
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	100	118
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	175	186
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	275	289
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	152
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	156
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	225	247
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	286
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	251
	Canadian National Railway Co.	5.800%	6/1/16	100	117
	Canadian National Railway Co.	5.550%	3/1/19	300	365
	Canadian National Railway Co.	6.200%	6/1/36	75	101
	Canadian Pacific Railway Co.	4.450%	3/15/23	25	27
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	170
	Con-way Inc.	6.700%	5/1/34	100	100
4	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	9/15/17	131	138
4	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	11/10/19	135	153
4	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	450	443
	CSX Corp.	6.250%	4/1/15	50	57
	CSX Corp.	5.600%	5/1/17	175	201
	CSX Corp.	7.900%	5/1/17	73	91
	CSX Corp.	6.250%	3/15/18	375	449
	CSX Corp.	7.375%	2/1/19	425	543
	CSX Corp.	6.000%	10/1/36	50	60
	CSX Corp.	6.220%	4/30/40	152	188
	CSX Corp.	5.500%	4/15/41	25	28
	CSX Corp.	4.750%	5/30/42	275	282
4	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	8/10/22	183	197
4	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	12/17/19	287	327
4	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	5/23/19	115	121
	JB Hunt Transport Services Inc.	3.375%	9/15/15	250	258
	Norfolk Southern Corp.	7.700%	5/15/17	450	567
	Norfolk Southern Corp.	5.750%	4/1/18	100	118
	Norfolk Southern Corp.	5.900%	6/15/19	175	214
	Norfolk Southern Corp.	7.800%	5/15/27	200	287
	Norfolk Southern Corp.	4.837%	10/1/41	513	566
	Ryder System Inc.	5.850%	3/1/14	75	80
	Ryder System Inc.	3.150%	3/2/15	100	103
	Ryder System Inc.	7.200%	9/1/15	100	114
	Ryder System Inc.	3.600%	3/1/16	230	242
	Ryder System Inc.	5.850%	11/1/16	25	29
	Southwest Airlines Co.	5.750%	12/15/16	75	87

80

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	41	47
	Union Pacific Corp.	4.163%	7/15/22	659	735
	Union Pacific Corp.	7.125%	2/1/28	150	200
	Union Pacific Corp.	4.750%	9/15/41	350	378
	United Parcel Service Inc.	3.875%	4/1/14	200	211
	United Parcel Service Inc.	5.500%	1/15/18	75	90
	United Parcel Service Inc.	5.125%	4/1/19	100	121
	United Parcel Service Inc.	3.125%	1/15/21	725	775
	United Parcel Service Inc.	6.200%	1/15/38	100	137
					304,437
Utilities (2.4%)
	Electric (1.6%)
	AEP Texas Central Co.	6.650%	2/15/33	200	254
	Alabama Power Co.	5.500%	10/15/17	225	268
	Alabama Power Co.	5.200%	6/1/41	225	273
	Ameren Illinois Co.	6.125%	11/15/17	25	29
	Ameren Illinois Co.	6.250%	4/1/18	125	148
	Appalachian Power Co.	3.400%	5/24/15	150	158
	Appalachian Power Co.	4.600%	3/30/21	75	84
	Arizona Public Service Co.	5.800%	6/30/14	75	82
	Arizona Public Service Co.	8.750%	3/1/19	200	264
	Arizona Public Service Co.	4.500%	4/1/42	25	26
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	117
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	371
	Carolina Power & Light Co.	5.125%	9/15/13	325	342
	Carolina Power & Light Co.	5.300%	1/15/19	175	210
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	69
	CenterPoint Energy Inc.	6.500%	5/1/18	400	476
	Cleco Power LLC	6.000%	12/1/40	100	117
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	260
	Commonwealth Edison Co.	1.625%	1/15/14	75	76
	Commonwealth Edison Co.	5.950%	8/15/16	575	676
	Commonwealth Edison Co.	6.150%	9/15/17	325	393
	Commonwealth Edison Co.	5.800%	3/15/18	75	90
	Commonwealth Edison Co.	4.000%	8/1/20	25	28
	Commonwealth Edison Co.	5.900%	3/15/36	50	65
	Commonwealth Edison Co.	6.450%	1/15/38	175	239
	Connecticut Light & Power Co.	6.350%	6/1/36	175	228
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	100	116
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	200	253
	Consolidated Edison Co. of
	New York Inc.	5.300%	3/1/35	200	242
	Consolidated Edison Co. of
	New York Inc.	5.850%	3/15/36	275	353
	Consolidated Edison Co. of
	New York Inc.	6.200%	6/15/36	75	102
	Consolidated Natural Gas Co.	5.000%	12/1/14	300	325
	Constellation Energy Group Inc.	4.550%	6/15/15	300	322
	Constellation Energy Group Inc.	5.150%	12/1/20	200	221
	Consumers Energy Co.	5.500%	8/15/16	100	116
	Consumers Energy Co.	5.650%	9/15/18	700	847
	Delmarva Power & Light Co.	4.000%	6/1/42	50	51
	Detroit Edison Co.	3.900%	6/1/21	100	110
	Detroit Edison Co.	2.650%	6/15/22	200	202
	Detroit Edison Co.	3.950%	6/15/42	175	178
	Dominion Resources Inc.	5.150%	7/15/15	600	668
	Dominion Resources Inc.	6.000%	11/30/17	250	299
	Dominion Resources Inc.	6.400%	6/15/18	342	420
	Dominion Resources Inc.	6.300%	3/15/33	100	128
	Dominion Resources Inc.	5.950%	6/15/35	225	280
	Duke Energy Carolinas LLC	4.300%	6/15/20	250	288
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	558
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	156
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	131
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	33
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	33
	Duke Energy Carolinas LLC	5.300%	2/15/40	175	216

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Duke Energy Corp.	3.350%	4/1/15	200	211
	Duke Energy Corp.	5.050%	9/15/19	75	88
	Duke Energy Indiana Inc.	5.000%	9/15/13	125	131
	Duke Energy Indiana Inc.	3.750%	7/15/20	25	28
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	304
	Duke Energy Indiana Inc.	4.200%	3/15/42	400	411
	El Paso Electric Co.	6.000%	5/15/35	50	59
	Empresa Nacional de Electricidad SA	8.350%	8/1/13	100	106
	Entergy Arkansas Inc.	3.750%	2/15/21	75	79
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	233
	Entergy Louisiana LLC	1.875%	12/15/14	50	51
	Exelon Generation Co. LLC	4.000%	10/1/20	225	227
	Exelon Generation Co. LLC	5.600%	6/15/42	30	30
	FirstEnergy Corp.	7.375%	11/15/31	200	256
	FirstEnergy Solutions Corp.	6.800%	8/15/39	200	212
	Florida Power & Light Co.	5.550%	11/1/17	25	30
	Florida Power & Light Co.	5.625%	4/1/34	25	32
	Florida Power & Light Co.	5.400%	9/1/35	75	93
	Florida Power & Light Co.	6.200%	6/1/36	50	68
	Florida Power & Light Co.	5.650%	2/1/37	100	128
	Florida Power & Light Co.	5.850%	5/1/37	25	33
	Florida Power & Light Co.	5.950%	2/1/38	150	201
	Florida Power & Light Co.	5.960%	4/1/39	475	642
	Florida Power Corp.	5.650%	6/15/18	75	91
	Florida Power Corp.	6.350%	9/15/37	225	302
	Florida Power Corp.	6.400%	6/15/38	650	888
	Georgia Power Co.	3.000%	4/15/16	575	613
	Georgia Power Co.	5.400%	6/1/40	300	359
	Great Plains Energy Inc.	2.750%	8/15/13	100	101
	Iberdrola International BV	6.750%	7/15/36	75	71
	Indiana Michigan Power Co.	6.050%	3/15/37	200	241
4	Integrys Energy Group Inc.	6.110%	12/1/66	150	149
	Interstate Power & Light Co.	6.250%	7/15/39	50	67
	Jersey Central Power & Light Co.	5.625%	5/1/16	125	143
	Jersey Central Power & Light Co.	5.650%	6/1/17	475	551
4	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	75	85
	Kansas City Power & Light Co.	6.050%	11/15/35	50	61
	Kansas City Power & Light Co.	5.300%	10/1/41	100	110
	Kentucky Utilities Co.	1.625%	11/1/15	25	25
	Kentucky Utilities Co.	3.250%	11/1/20	50	53
	Kentucky Utilities Co.	5.125%	11/1/40	125	151
	LG&E & KU Energy LLC	3.750%	11/15/20	100	102
	LG&E & KU Energy LLC	2.125%	11/15/15	75	75
	Louisville Gas & Electric Co.	1.625%	11/15/15	125	127
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	150
	MidAmerican Energy Co.	5.950%	7/15/17	75	89
	MidAmerican Energy Co.	5.300%	3/15/18	50	59
	MidAmerican Energy Co.	6.750%	12/30/31	125	166
	MidAmerican Energy Co.	5.750%	11/1/35	250	309
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	125	149
	MidAmerican Energy Holdings Co.	5.950%	5/15/37	375	465
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	50	66
	National Rural Utilities Cooperative
	Finance Corp.	5.500%	7/1/13	100	105
	National Rural Utilities Cooperative
	Finance Corp.	4.750%	3/1/14	175	187
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	225	226
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	292
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	237
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	2/15/22	250	259
	National Rural Utilities Cooperative
	Finance Corp.	8.000%	3/1/32	175	260
	Nevada Power Co.	6.500%	5/15/18	300	368
	Nevada Power Co.	7.125%	3/15/19	550	704
	NextEra Energy Capital Holdings Inc.	2.550%	11/15/13	725	736
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	75	77
4	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	77

81

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Northern States Power Co.	1.950%	8/15/15	25	26
	Northern States Power Co.	5.250%	3/1/18	150	179
	Northern States Power Co.	6.250%	6/1/36	50	68
	Northern States Power Co.	6.200%	7/1/37	50	68
	Northern States Power Co.	5.350%	11/1/39	75	93
	NSTAR Electric Co.	4.875%	4/15/14	50	53
	NSTAR Electric Co.	5.625%	11/15/17	150	180
	NSTAR Electric Co.	5.500%	3/15/40	75	95
	NSTAR LLC	4.500%	11/15/19	25	28
	Oglethorpe Power Corp.	5.950%	11/1/39	50	63
	Oglethorpe Power Corp.	5.375%	11/1/40	125	147
	Ohio Edison Co.	6.400%	7/15/16	175	202
	Ohio Power Co.	5.750%	9/1/13	200	211
	Ohio Power Co.	6.000%	6/1/16	75	87
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	126
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	125	139
6	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	179
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	154
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	286
	Pacific Gas & Electric Co.	4.800%	3/1/14	700	745
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	180
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	271
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	789
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	132
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	299
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	237
	PacifiCorp	7.700%	11/15/31	600	903
	PacifiCorp	5.250%	6/15/35	100	118
	PacifiCorp	4.100%	2/1/42	75	78
	Peco Energy Co.	5.350%	3/1/18	50	60
	Pennsylvania Electric Co.	6.050%	9/1/17	75	85
	Pepco Holdings Inc.	2.700%	10/1/15	175	180
	Potomac Electric Power Co.	6.500%	11/15/37	100	141
	PPL Electric Utilities Corp.	3.000%	9/15/21	125	130
	PPL Energy Supply LLC	6.300%	7/15/13	75	79
	PPL Energy Supply LLC	6.200%	5/15/16	23	26
	PPL Energy Supply LLC	6.500%	5/1/18	50	58
	PPL Energy Supply LLC	4.600%	12/15/21	125	128
	Progress Energy Inc.	6.050%	3/15/14	50	54
	Progress Energy Inc.	3.150%	4/1/22	25	25
	Progress Energy Inc.	7.000%	10/30/31	119	157
	Progress Energy Inc.	6.000%	12/1/39	25	31
	PSEG Power LLC	5.000%	4/1/14	75	80
	PSEG Power LLC	5.500%	12/1/15	75	84
	PSEG Power LLC	8.625%	4/15/31	481	699
	Public Service Co. of Colorado	5.125%	6/1/19	275	328
	Public Service Co. of Colorado	3.200%	11/15/20	25	27
	Public Service Co. of Colorado	6.250%	9/1/37	25	34
	Public Service Co. of Colorado	4.750%	8/15/41	75	87
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	255
	Public Service Electric & Gas Co.	2.700%	5/1/15	200	211
	Public Service Electric & Gas Co.	5.800%	5/1/37	75	97
	Public Service Electric & Gas Co.	3.950%	5/1/42	350	366
	Puget Sound Energy Inc.	5.483%	6/1/35	25	30
	Puget Sound Energy Inc.	6.274%	3/15/37	125	168
	Puget Sound Energy Inc.	5.757%	10/1/39	75	96
	Puget Sound Energy Inc.	5.764%	7/15/40	100	128
	Puget Sound Energy Inc.	4.434%	11/15/41	150	164
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	31
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	170
	San Diego Gas & Electric Co.	3.950%	11/15/41	175	181
	SCANA Corp.	4.750%	5/15/21	125	134
	SCANA Corp.	4.125%	2/1/22	200	201
	Sierra Pacific Power Co.	6.000%	5/15/16	100	117
	Sierra Pacific Power Co.	6.750%	7/1/37	150	205
	South Carolina Electric & Gas Co.	6.500%	11/1/18	100	125
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	32
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	121
	South Carolina Electric & Gas Co.	4.350%	2/1/42	100	103
	Southern California Edison Co.	5.000%	1/15/14	200	213
	Southern California Edison Co.	4.650%	4/1/15	100	110

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	5.000%	1/15/16	25	28
	Southern California Edison Co.	3.875%	6/1/21	275	306
	Southern California Edison Co.	6.650%	4/1/29	75	98
	Southern California Edison Co.	6.000%	1/15/34	50	66
	Southern California Edison Co.	5.750%	4/1/35	75	95
	Southern California Edison Co.	5.350%	7/15/35	100	121
	Southern California Edison Co.	5.625%	2/1/36	125	157
	Southern California Edison Co.	5.950%	2/1/38	200	264
	Southern California Edison Co.	4.500%	9/1/40	75	83
	Southern California Edison Co.	4.050%	3/15/42	125	129
	Southern Co.	4.150%	5/15/14	100	106
	Southern Co.	2.375%	9/15/15	150	155
	Southern Power Co.	4.875%	7/15/15	200	219
	Southern Power Co.	5.150%	9/15/41	100	109
	Southwestern Electric Power Co.	6.450%	1/15/19	100	121
	Southwestern Electric Power Co.	6.200%	3/15/40	50	61
	Southwestern Public Service Co.	4.500%	8/15/41	50	55
	Tampa Electric Co.	6.100%	5/15/18	100	121
	Tampa Electric Co.	6.550%	5/15/36	100	138
	Tampa Electric Co.	4.100%	6/15/42	50	50
	TECO Finance Inc.	4.000%	3/15/16	50	54
	TECO Finance Inc.	5.150%	3/15/20	50	57
	Toledo Edison Co.	6.150%	5/15/37	100	123
	TransAlta Corp.	6.650%	5/15/18	50	56
	Tucson Electric Power Co.	5.150%	11/15/21	50	54
	UIL Holdings Corp.	4.625%	10/1/20	75	79
	Union Electric Co.	5.100%	10/1/19	400	470
	Union Electric Co.	8.450%	3/15/39	150	247
	Virginia Electric & Power Co.	6.000%	5/15/37	100	130
	Virginia Electric & Power Co.	8.875%	11/15/38	25	42
	Virginia Electric & Power Co.	6.000%	1/15/36	125	162
	Virginia Electric & Power Co.	6.350%	11/30/37	50	68
	Westar Energy Inc.	4.125%	3/1/42	200	210
4	Wisconsin Energy Corp.	6.250%	5/15/67	425	441
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	58
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	140
	Xcel Energy Inc.	5.613%	4/1/17	78	90
	Xcel Energy Inc.	4.700%	5/15/20	100	115
	Xcel Energy Inc.	6.500%	7/1/36	100	135

	Natural Gas (0.7%)
	AGL Capital Corp.	3.500%	9/15/21	125	129
	AGL Capital Corp.	5.875%	3/15/41	75	94
	Atmos Energy Corp.	4.950%	10/15/14	50	54
	Atmos Energy Corp.	8.500%	3/15/19	75	100
	Atmos Energy Corp.	5.500%	6/15/41	150	181
	Boardwalk Pipelines LP	5.500%	2/1/17	100	111
	British Transco Finance Inc.	6.625%	6/1/18	50	59
	CenterPoint Energy Resources Corp.	6.150%	5/1/16	75	86
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	55
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	50	60
	DCP Midstream Operating LP	3.250%	10/1/15	100	101
	El Paso Natural Gas Co.	5.950%	4/15/17	525	588
	Enbridge Energy Partners LP	6.500%	4/15/18	75	89
	Enbridge Energy Partners LP	9.875%	3/1/19	125	166
	Enbridge Energy Partners LP	7.500%	4/15/38	150	194
	Energy Transfer Partners LP	6.000%	7/1/13	400	417
	Energy Transfer Partners LP	8.500%	4/15/14	119	131
	Energy Transfer Partners LP	5.950%	2/1/15	75	82
	Energy Transfer Partners LP	6.125%	2/15/17	50	56
	Energy Transfer Partners LP	9.000%	4/15/19	229	287
	Energy Transfer Partners LP	5.200%	2/1/22	75	80
	Energy Transfer Partners LP	6.625%	10/15/36	150	156
	Energy Transfer Partners LP	6.500%	2/1/42	575	615
7	Enron Corp.	9.125%	4/1/03	500	—
7	Enron Corp.	7.125%	5/15/07	150	—
7	Enron Corp.	6.875%	10/15/07	500	—
	Enterprise Products Operating LLC	9.750%	1/31/14	240	270
	Enterprise Products Operating LLC	5.600%	10/15/14	275	302
	Enterprise Products Operating LLC	6.300%	9/15/17	125	149
	Enterprise Products Operating LLC	6.650%	4/15/18	75	90

82

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Enterprise Products Operating LLC	6.500%	1/31/19	50	60
	Enterprise Products Operating LLC	6.875%	3/1/33	175	210
	Enterprise Products Operating LLC	7.550%	4/15/38	75	96
	Enterprise Products Operating LLC	5.950%	2/1/41	650	731
7	HNG Internorth	9.625%	3/15/06	500	—
	KeySpan Corp.	8.000%	11/15/30	75	105
	Kinder Morgan Energy Partners LP	5.000%	12/15/13	300	316
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	325	344
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	348
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	350	453
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	325	391
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	338
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	53
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	25	28
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	59
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	75	86
	Magellan Midstream Partners LP	5.650%	10/15/16	75	86
	Magellan Midstream Partners LP	6.550%	7/15/19	75	90
	Magellan Midstream Partners LP	4.250%	2/1/21	100	108
	National Grid plc	6.300%	8/1/16	325	377
	Nisource Finance Corp.	5.400%	7/15/14	400	431
	Nisource Finance Corp.	5.250%	9/15/17	150	167
	Nisource Finance Corp.	4.450%	12/1/21	100	105
	Nisource Finance Corp.	6.125%	3/1/22	75	88
	Nisource Finance Corp.	6.250%	12/15/40	150	171
	Nisource Finance Corp.	5.800%	2/1/42	150	165
	NuStar Logistics LP	7.650%	4/15/18	125	147
	ONEOK Inc.	5.200%	6/15/15	75	82
	ONEOK Inc.	4.250%	2/1/22	50	52
	ONEOK Inc.	6.000%	6/15/35	125	138
	ONEOK Partners LP	3.250%	2/1/16	50	52
	ONEOK Partners LP	6.150%	10/1/16	150	174
	ONEOK Partners LP	8.625%	3/1/19	225	294
	ONEOK Partners LP	6.850%	10/15/37	150	180
	ONEOK Partners LP	6.125%	2/1/41	525	593
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	284
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	25	30
	Plains All American Pipeline LP /
	PAA Finance Corp.	8.750%	5/1/19	75	99
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	550	620
	Questar Corp.	2.750%	2/1/16	25	26
	Sempra Energy	6.150%	6/15/18	548	662
	Sempra Energy	6.000%	10/15/39	300	376
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	200	229
	Spectra Energy Capital LLC	5.500%	3/1/14	125	133
	Spectra Energy Capital LLC	6.750%	2/15/32	50	59
	Texas Gas Transmission LLC	4.600%	6/1/15	100	107
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	187
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	193
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	184
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	379
	TransCanada PipeLines Ltd.	6.200%	10/15/37	625	813
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	283
	Williams Cos. Inc.	7.500%	1/15/31	116	141
	Williams Cos. Inc.	7.750%	6/15/31	35	43
	Williams Partners LP	3.800%	2/15/15	125	132
	Williams Partners LP	5.250%	3/15/20	475	533
	Williams Partners LP	4.125%	11/15/20	425	444
	Williams Partners LP	6.300%	4/15/40	100	118

	Other Utility (0.1%)
	American Water Capital Corp.	6.085%	10/15/17	200	234
	American Water Capital Corp.	6.593%	10/15/37	150	188
	United Utilities plc	5.375%	2/1/19	325	347
	Veolia Environnement SA	6.000%	6/1/18	400	443
					61,197
Total Corporate Bonds (Cost $501,679)					550,033

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (4.6%)
	African Development Bank	3.000%	5/27/14	450	469
	African Development Bank	1.250%	9/2/16	50	51
	African Development Bank	1.125%	3/15/17	300	302
	Asian Development Bank	1.625%	7/15/13	425	430
	Asian Development Bank	3.625%	9/5/13	350	362
	Asian Development Bank	2.750%	5/21/14	750	781
	Asian Development Bank	0.875%	6/10/14	100	101
	Asian Development Bank	4.250%	10/20/14	275	297
	Asian Development Bank	2.625%	2/9/15	275	290
	Asian Development Bank	0.500%	8/17/15	350	351
	Asian Development Bank	2.500%	3/15/16	325	346
	Asian Development Bank	1.125%	3/15/17	600	609
	Asian Development Bank	5.593%	7/16/18	275	339
	Asian Development Bank	1.875%	10/23/18	550	574
	Asian Development Bank	1.750%	3/21/19	25	26
	Banco do Brasil SA	3.875%	1/23/17	75	77
	Canada	0.875%	2/14/17	450	452
	China Development Bank Corp.	4.750%	10/8/14	100	106
	China Development Bank Corp.	5.000%	10/15/15	100	110
	Corp. Andina de Fomento	4.375%	6/15/22	582	600
	Corp. Andina de Fomento	5.125%	5/5/15	50	54
	Corp. Andina de Fomento	3.750%	1/15/16	125	130
	Corp. Andina de Fomento	8.125%	6/4/19	400	508
	Council Of Europe Development Bank	2.750%	2/10/15	150	157
	Council Of Europe Development Bank	2.625%	2/16/16	150	157
	Council Of Europe Development Bank	1.500%	2/22/17	300	299
	Council Of Europe Development Bank	1.500%	6/19/17	50	50
8	Development Bank of Japan Inc.	4.250%	6/9/15	250	274
	European Bank for Reconstruction
	& Development	2.750%	4/20/15	525	553
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	125	129
	European Bank for Reconstruction
	& Development	2.500%	3/15/16	175	185
	European Bank for Reconstruction
	& Development	1.375%	10/20/16	100	102
	European Investment Bank	4.250%	7/15/13	1,400	1,451
	European Investment Bank	1.250%	9/17/13	625	630
	European Investment Bank	1.250%	2/14/14	475	480
	European Investment Bank	2.375%	3/14/14	700	720
	European Investment Bank	1.500%	5/15/14	325	330
	European Investment Bank	4.625%	5/15/14	175	188
	European Investment Bank	3.125%	6/4/14	1,975	2,065
	European Investment Bank	1.125%	8/15/14	1,200	1,210
	European Investment Bank	0.875%	12/15/14	200	201
	European Investment Bank	2.875%	1/15/15	200	209
	European Investment Bank	2.750%	3/23/15	450	470
	European Investment Bank	1.125%	4/15/15	700	702
	European Investment Bank	1.000%	7/15/15	135	135
	European Investment Bank	1.625%	9/1/15	650	662
	European Investment Bank	1.375%	10/20/15	475	480
	European Investment Bank	4.875%	2/16/16	650	730
	European Investment Bank	2.500%	5/16/16	725	756
	European Investment Bank	2.125%	7/15/16	500	515
	European Investment Bank	5.125%	9/13/16	1,250	1,441
	European Investment Bank	1.250%	10/14/16	1,125	1,128
	European Investment Bank	4.875%	1/17/17	150	172
	European Investment Bank	1.750%	3/15/17	775	789
	European Investment Bank	5.125%	5/30/17	675	792
	European Investment Bank	2.875%	9/15/20	100	104
	European Investment Bank	4.000%	2/16/21	25	28
	Export Development Canada	3.125%	4/24/14	150	157
	Export Development Canada	2.250%	5/28/15	75	79
	Export Development Canada	0.500%	9/15/15	275	276
	Export Development Canada	1.250%	10/26/16	100	102
	Export-Import Bank of Korea	8.125%	1/21/14	1,025	1,118
	Export-Import Bank of Korea	5.875%	1/14/15	150	164
	Export-Import Bank of Korea	4.000%	1/11/17	325	346
	Export-Import Bank of Korea	4.375%	9/15/21	75	79

83

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	5.000%	4/11/22	275	305
	Federative Republic of Brazil	7.875%	3/7/15	175	204
	Federative Republic of Brazil	6.000%	1/17/17	625	736
4	Federative Republic of Brazil	8.000%	1/15/18	600	698
	Federative Republic of Brazil	5.875%	1/15/19	1,400	1,684
	Federative Republic of Brazil	8.875%	10/14/19	300	424
	Federative Republic of Brazil	4.875%	1/22/21	750	868
	Federative Republic of Brazil	8.875%	4/15/24	125	193
	Federative Republic of Brazil	8.750%	2/4/25	300	462
	Federative Republic of Brazil	10.125%	5/15/27	325	553
	Federative Republic of Brazil	8.250%	1/20/34	400	629
	Federative Republic of Brazil	7.125%	1/20/37	325	466
	Federative Republic of Brazil	11.000%	8/17/40	200	256
	Federative Republic of Brazil	5.625%	1/7/41	550	672
	Hydro Quebec	8.400%	1/15/22	775	1,127
	Hydro Quebec	8.050%	7/7/24	200	297
	Inter-American Development Bank	3.000%	4/22/14	625	653
	Inter-American Development Bank	2.250%	7/15/15	200	210
	Inter-American Development Bank	0.500%	8/17/15	75	75
	Inter-American Development Bank	1.375%	10/18/16	200	205
	Inter-American Development Bank	2.375%	8/15/17	100	107
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,230
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,814
	Inter-American Development Bank	3.875%	2/14/20	50	59
	Inter-American Development Bank	7.000%	6/15/25	100	144
	International Bank for Reconstruction
	& Development	1.750%	7/15/13	375	380
	International Bank for Reconstruction
	& Development	3.500%	10/8/13	200	208
	International Bank for Reconstruction
	& Development	0.500%	11/26/13	150	150
	International Bank for Reconstruction
	& Development	1.125%	8/25/14	500	507
	International Bank for Reconstruction
	& Development	2.375%	5/26/15	1,575	1,654
	International Bank for Reconstruction
	& Development	2.125%	3/15/16	650	685
	International Bank for Reconstruction
	& Development	5.000%	4/1/16	400	461
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	450	455
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,457
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	600	767
	International Finance Corp.	3.000%	4/22/14	775	810
	International Finance Corp.	2.750%	4/20/15	175	185
	International Finance Corp.	2.250%	4/11/16	200	211
	International Finance Corp.	1.125%	11/23/16	750	762
	International Finance Corp.	2.125%	11/17/17	300	316
8	Japan Bank for International
	Cooperation	2.875%	2/2/15	325	342
8	Japan Bank for International
	Cooperation	1.875%	9/24/15	25	26
8	Japan Bank for International
	Cooperation	2.500%	1/21/16	200	210
8	Japan Bank for International
	Cooperation	2.500%	5/18/16	100	105
8	Japan Bank for International
	Cooperation	2.250%	7/13/16	275	288
8	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	100	110
8	Japan Finance Organization for
	Municipalities	5.000%	5/16/17	100	117
8	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	345
9	KFW	1.375%	7/15/13	600	606
9	KFW	4.000%	10/15/13	1,225	1,279
9	KFW	1.375%	1/13/14	550	556
9	KFW	3.500%	3/10/14	625	655
9	KFW	1.500%	4/4/14	50	51

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
9	KFW	4.125%	10/15/14	575	619
9	KFW	2.750%	10/21/14	225	236
9	KFW	1.000%	1/12/15	1,100	1,109
9	KFW	2.625%	3/3/15	775	814
9	KFW	0.625%	4/24/15	825	822
9	KFW	1.250%	10/26/15	200	203
9	KFW	5.125%	3/14/16	1,450	1,668
9	KFW	2.000%	6/1/16	825	856
9	KFW	1.250%	10/5/16	225	228
9	KFW	1.250%	2/15/17	1,700	1,714
9	KFW	4.375%	3/15/18	250	291
9	KFW	4.875%	6/17/19	1,350	1,625
9	KFW	4.000%	1/27/20	50	57
9	KFW	2.750%	9/8/20	2,025	2,133
9	KFW	0.000%	4/18/36	400	185
	Korea Development Bank	5.750%	9/10/13	250	262
	Korea Development Bank	8.000%	1/23/14	250	273
	Korea Development Bank	4.375%	8/10/15	750	799
	Korea Finance Corp.	3.250%	9/20/16	250	256
	Korea Finance Corp.	4.625%	11/16/21	150	162
9	Landwirtschaftliche Rentenbank	4.125%	7/15/13	1,075	1,115
9	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	400
9	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	309
9	Landwirtschaftliche Rentenbank	2.125%	7/15/16	100	104
9	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	154
	Nordic Investment Bank	2.625%	10/6/14	225	234
	Nordic Investment Bank	2.500%	7/15/15	225	237
	Nordic Investment Bank	2.250%	3/15/16	300	316
	North American Development Bank	4.375%	2/11/20	100	114
[10]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	500	509
[10]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	696
	People’s Republic of China	4.750%	10/29/13	50	53
	Pemex Project Funding Master Trust	5.750%	3/1/18	600	679
	Pemex Project Funding Master Trust	6.625%	6/15/35	625	740
	Pemex Project Funding Master Trust	6.625%	6/15/38	150	178
	Petrobras International Finance Co. -
	Pifco	7.750%	9/15/14	75	83
	Petrobras International Finance Co. -
	Pifco	3.875%	1/27/16	325	336
	Petrobras International Finance Co. -
	Pifco	6.125%	10/6/16	350	392
	Petrobras International Finance Co. -
	Pifco	3.500%	2/6/17	75	77
	Petrobras International Finance Co. -
	Pifco	5.875%	3/1/18	675	745
	Petrobras International Finance Co. -
	Pifco	8.375%	12/10/18	300	372
	Petrobras International Finance Co. -
	Pifco	7.875%	3/15/19	850	1,033
	Petrobras International Finance Co. -
	Pifco	5.750%	1/20/20	75	82
	Petrobras International Finance Co. -
	Pifco	5.375%	1/27/21	125	134
	Petrobras International Finance Co. -
	Pifco	6.875%	1/20/40	225	266
	Petrobras International Finance Co. -
	Pifco	6.750%	1/27/41	700	818
	Petroleos Mexicanos	4.875%	3/15/15	375	402
	Petroleos Mexicanos	8.000%	5/3/19	200	256
	Petroleos Mexicanos	6.000%	3/5/20	400	464
	Petroleos Mexicanos	5.500%	1/21/21	150	170
6	Petroleos Mexicanos	4.875%	1/24/22	500	542
	Petroleos Mexicanos	6.500%	6/2/41	100	117
6	Petroleos Mexicanos	5.500%	6/27/44	275	275
	Province of British Columbia	2.850%	6/15/15	400	425
	Province of British Columbia	2.100%	5/18/16	500	523
	Province of British Columbia	1.200%	4/25/17	100	101
	Province of Manitoba	1.375%	4/28/14	200	203
	Province of Manitoba	2.625%	7/15/15	250	264
	Province of Manitoba	1.300%	4/3/17	75	76
	Province of Manitoba	1.750%	5/30/19	175	176

84

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Province of New Brunswick	2.750%	6/15/18	350	376
	Province of Nova Scotia	2.375%	7/21/15	200	209
	Province of Ontario	1.375%	1/27/14	375	380
	Province of Ontario	4.100%	6/16/14	675	720
	Province of Ontario	2.950%	2/5/15	100	106
	Province of Ontario	0.950%	5/26/15	775	779
	Province of Ontario	2.700%	6/16/15	575	606
	Province of Ontario	1.875%	9/15/15	200	206
	Province of Ontario	4.750%	1/19/16	100	113
	Province of Ontario	5.450%	4/27/16	500	580
	Province of Ontario	2.300%	5/10/16	300	313
	Province of Ontario	1.600%	9/21/16	450	458
	Province of Ontario	3.150%	12/15/17	225	244
	Province of Ontario	3.000%	7/16/18	225	241
	Province of Ontario	4.000%	10/7/19	575	651
	Province of Ontario	4.400%	4/14/20	500	580
	Province of Ontario	2.450%	6/29/22	150	149
	Quebec	5.125%	11/14/16	325	381
	Quebec	4.625%	5/14/18	575	675
	Quebec	3.500%	7/29/20	350	387
	Quebec	2.750%	8/25/21	325	339
	Quebec	7.500%	9/15/29	325	499
	Region of Lombardy Italy	5.804%	10/25/32	200	159
	Republic of Chile	3.875%	8/5/20	200	222
	Republic of Columbia	8.250%	12/22/14	100	117
	Republic of Columbia	7.375%	1/27/17	325	403
	Republic of Columbia	7.375%	3/18/19	400	522
	Republic of Columbia	4.375%	7/12/21	450	506
	Republic of Columbia	8.125%	5/21/24	250	363
	Republic of Columbia	7.375%	9/18/37	100	148
	Republic of Columbia	6.125%	1/18/41	575	748
	Republic of Italy	2.125%	9/16/13	500	494
	Republic of Italy	4.500%	1/21/15	450	451
	Republic of Italy	3.125%	1/26/15	425	410
	Republic of Italy	4.750%	1/25/16	750	741
	Republic of Italy	5.250%	9/20/16	1,050	1,045
	Republic of Italy	5.375%	6/12/17	500	498
	Republic of Italy	5.375%	6/15/33	175	156
	Republic of Korea	5.750%	4/16/14	325	349
	Republic of Korea	7.125%	4/16/19	225	284
	Republic of Korea	5.625%	11/3/25	100	120
	Republic of Panama	5.200%	1/30/20	100	117
	Republic of Panama	7.125%	1/29/26	600	812
4	Republic of Panama	6.700%	1/26/36	692	928
	Republic of Peru	7.125%	3/30/19	350	453
	Republic of Peru	7.350%	7/21/25	400	563
	Republic of Peru	8.750%	11/21/33	142	232
4	Republic of Peru	6.550%	3/14/37	525	715
	Republic of Peru	5.625%	11/18/50	300	363
	Republic of Poland	5.250%	1/15/14	200	211
	Republic of Poland	3.875%	7/16/15	400	422
	Republic of Poland	6.375%	7/15/19	850	1,002
	Republic of Poland	5.125%	4/21/21	250	277
	Republic of Poland	5.000%	3/23/22	350	382
	Republic of South Africa	6.875%	5/27/19	250	308
	Republic of South Africa	5.500%	3/9/20	500	574
	Republic of South Africa	4.665%	1/17/24	225	243
	Republic of South Africa	6.250%	3/8/41	300	377
	State of Israel	5.500%	11/9/16	175	199
	State of Israel	5.125%	3/26/19	550	622
	Statoil ASA	3.875%	4/15/14	25	26
	Statoil ASA	1.800%	11/23/16	125	128
	Statoil ASA	3.125%	8/17/17	400	431
	Statoil ASA	5.250%	4/15/19	25	30
	Statoil ASA	3.150%	1/23/22	150	157
	Statoil ASA	7.250%	9/23/27	400	564
	Statoil ASA	5.100%	8/17/40	125	149
	Statoil ASA	4.250%	11/23/41	75	80
	Svensk Exportkredit AB	3.250%	9/16/14	200	210
	Svensk Exportkredit AB	2.125%	7/13/16	125	129
	Svensk Exportkredit AB	5.125%	3/1/17	350	403

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Svensk Exportkredit AB	1.750%	5/30/17	200	201
United Mexican States	5.875%	2/17/14	250	268
United Mexican States	6.625%	3/3/15	510	577
United Mexican States	11.375%	9/15/16	100	140
United Mexican States	5.625%	1/15/17	325	379
United Mexican States	5.950%	3/19/19	500	609
United Mexican States	5.125%	1/15/20	200	234
United Mexican States	3.625%	3/15/22	550	581
United Mexican States	8.300%	8/15/31	250	386
United Mexican States	6.750%	9/27/34	1,408	1,915
United Mexican States	6.050%	1/11/40	775	994
United Mexican States	4.750%	3/8/44	475	508
United Mexican States	5.750%	10/12/10	600	680
Total Sovereign Bonds (Cost $110,721)				119,538
Taxable Municipal Bonds (1.0%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	184
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	58
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	68
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	181
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.793%	4/1/30	50	63
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	137
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	150	200
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	250	352
California Educational Facilities
Authority Revenue
(Stanford University)	3.625%	5/1/14	200	211
California Educational Facilities
Authority Revenue
(Stanford University)	4.250%	5/1/16	100	112
California GO	5.250%	4/1/14	100	107
California GO	3.950%	11/1/15	150	162
California GO	5.750%	3/1/17	100	115
California GO	6.200%	10/1/19	275	324
California GO	5.700%	11/1/21	250	288
California GO	7.500%	4/1/34	600	751
California GO	7.300%	10/1/39	75	94
California GO	7.350%	11/1/39	575	723
California GO	7.625%	3/1/40	250	323
California GO	7.600%	11/1/40	200	258
Central Puget Sound WA Regional
Transit Authority Sales
& Use Tax Revenue	5.491%	11/1/39	50	64
Chicago IL Board of Education GO	6.319%	11/1/29	50	58
Chicago IL Board of Education GO	6.138%	12/1/39	50	56
Chicago IL GO	7.781%	1/1/35	50	66
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	300	379
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	50	64
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	150	165
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	147

85

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chicago IL Wastewater Transmission
	Revenue	6.900%	1/1/40	50	64
	Chicago IL Water Revenue	6.742%	11/1/40	75	100
	Clark County NV Airport Revenue	6.881%	7/1/42	100	114
	Commonwealth Financing Authority
	Pennsylvania Revenue	6.218%	6/1/39	150	188
	Connecticut GO	5.090%	10/1/30	175	199
	Connecticut GO	5.850%	3/15/32	200	252
	Connecticut Special Tax Revenue
	(Transportation Infrastructure)	5.459%	11/1/30	50	59
	Cook County IL GO	6.229%	11/15/34	50	56
	Curators of the University of Missouri
	System Facilities Revenue	5.792%	11/1/41	50	66
	Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	60
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	138
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	61
	Dallas TX Independent School District
	GO	6.450%	2/15/35	100	123
	Denver CO City & County School
	District No. 1 GO	5.664%	12/1/33	50	63
	Denver CO Public Schools Revenue
	(City & County of Denver School
	District No. 1) COP	7.017%	12/15/37	50	64
	District of Columbia Income
	Tax Revenue	5.591%	12/1/34	50	62
	District of Columbia Income
	Tax Revenue	5.582%	12/1/35	50	62
	George Washington University District
	of Columbia GO	3.485%	9/15/22	200	211
	Georgia GO	4.503%	11/1/25	150	173
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	200	233
	Georgia Municipal Electric Power
	Authority Revenue	6.655%	4/1/57	150	173
	Georgia Municipal Electric Power
	Authority Revenue	7.055%	4/1/57	75	80
	Harvard University Massachusetts GO	4.875%	10/15/40	200	247
	Howard Hughes Medical Institute
	Maryland Revenue	3.450%	9/1/14	100	106
	Illinois GO	4.071%	1/1/14	150	155
	Illinois GO	4.511%	3/1/15	75	79
	Illinois GO	5.365%	3/1/17	175	193
	Illinois GO	4.950%	6/1/23	550	561
	Illinois GO	5.100%	6/1/33	1,100	1,038
	Illinois GO	6.725%	4/1/35	200	219
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	60
	Indianapolis IN Local Public
	Improvement Revenue	6.116%	1/15/40	250	325
	Johns Hopkins University Maryland GO	5.250%	7/1/19	200	241
[11]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	175	205
	Las Vegas Valley Water District Nevada
	GO	7.013%	6/1/39	50	66
	Los Angeles CA Community
	College District GO	6.600%	8/1/42	150	198
	Los Angeles CA Department
	of Water & Power Revenue	5.716%	7/1/39	75	92
	Los Angeles CA Department
	of Water & Power Revenue	6.008%	7/1/39	150	191
	Los Angeles CA Department
	of Water & Power Revenue	6.166%	7/1/40	25	28
	Los Angeles CA Department
	of Water & Power Revenue	6.574%	7/1/45	100	144
	Los Angeles CA Unified School District
	GO	5.755%	7/1/29	500	583
	Los Angeles CA Unified School District
	GO	5.750%	7/1/34	125	147
	Los Angeles CA Unified School District
	GO	6.758%	7/1/34	50	65

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Los Angeles County CA Metropolitan
	Transportation Authority Sales
	Tax Revenue	5.735%	6/1/39	75	94
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	100	124
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	62
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	65
	Massachusetts GO	4.200%	12/1/21	125	142
	Massachusetts GO	5.456%	12/1/39	150	188
	Massachusetts School Building
	Authority Dedicated Sales
	Tax Revenue	5.715%	8/15/39	75	96
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	67
	Massachusetts Water Pollution
	Abatement Trust	5.192%	8/1/40	75	90
	Metropolitan Government
	of Nashville & Davidson County TN
	Convention Center Authority
	Tourism Tax Revenue	6.731%	7/1/43	50	57
	Metropolitan Government of
	Nashville & Davidson County TN GO	5.707%	7/1/34	50	61
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll
	Road Revenue	7.462%	10/1/46	50	59
	Metropolitan Water District of
	Southern California Water Revenue	6.947%	7/1/40	50	60
	Mississippi GO	5.245%	11/1/34	50	60
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	62
[12]	New Jersey Economic Development
	Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	225	276
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.561%	12/15/40	500	671
	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	5	5
	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	60	62
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	300	439
	New York City NY GO	6.246%	6/1/35	25	28
	New York City NY GO	5.968%	3/1/36	100	124
	New York City NY GO	5.985%	12/1/36	50	62
	New York City NY GO	5.517%	10/1/37	50	59
	New York City NY GO	6.271%	12/1/37	100	129
	New York City NY GO	5.846%	6/1/40	50	58
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	64
	New York City NY Municipal Water
	Finance Authority Water
	& Sewer System Revenue	5.952%	6/15/42	50	66
	New York City NY Municipal Water
	Finance Authority Water
	& Sewer System Revenue	6.011%	6/15/42	50	66
	New York City NY Municipal Water
	Finance Authority Water
	& Sewer System Revenue	5.440%	6/15/43	100	125
	New York City NY Municipal Water
	Finance Authority Water
	& Sewer System Revenue	5.882%	6/15/44	175	228
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	204
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	50	61
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	121

86

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	91
	New York Metropolitan Transportation
	Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	250	366
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	59
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	131
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	149
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	120
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	120
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	93
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	186
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.838%	3/15/40	50	63
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	134
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	121
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	75	81
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	85
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	70
	Oregon Department Transportation
	Highway Usertax Revenue	5.834%	11/15/34	50	64
	Oregon GO	5.762%	6/1/23	50	63
	Oregon GO	5.892%	6/1/27	75	95
[13]	Oregon School Boards Association GO	4.759%	6/30/28	75	85
[11]	Oregon School Boards Association GO	5.528%	6/30/28	50	60
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	103
	Pennsylvania GO	4.650%	2/15/26	50	58
	Pennsylvania GO	5.350%	5/1/30	200	222
	Pennsylvania Public School Building
	Authority Lease Revenue
	(School District of Philadelphia)	5.000%	9/15/27	50	56
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	60
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	60
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	75	96
	Port Authority of New York
	& New Jersey Revenue	5.647%	11/1/40	250	303
	Puerto Rico Government
	Development Bank GO	3.670%	5/1/14	100	102
	Puerto Rico Government
	Development Bank GO	4.704%	5/1/16	100	104
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	134
	Rutgers State University NJ Revenue	5.665%	5/1/40	50	63
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	50	58
	San Antonio TX Electric
	& Gas Systems Revenue	5.985%	2/1/39	125	170
	San Antonio TX Electric
	& Gas Systems Revenue	5.718%	2/1/41	50	65

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
San Antonio TX Electric
& Gas Systems Revenue	5.808%	2/1/41	125	162
San Antonio TX Electric
& Gas Systems Revenue	4.427%	2/1/42	150	166
San Diego County CA Water Authority
Revenue	6.138%	5/1/49	50	66
San Francisco CA City & County Public
Utilities Commission Water Revenue	6.000%	11/1/40	50	63
San Francisco CA City & County Public
Utilities Commission Water Revenue	6.950%	11/1/50	100	141
Santa Clara Valley CA Transportation
Authority Sales Tax Revenue	5.876%	4/1/32	200	247
South Carolina Public Service Authority
Revenue	6.454%	1/1/50	50	70
Texas Transportation Commission
Revenue	5.028%	4/1/26	50	61
Texas Transportation Commission
Revenue	5.178%	4/1/30	175	214
Texas Transportation Commission
Revenue	4.631%	4/1/33	150	174
Texas Transportation Commission
Revenue	4.681%	4/1/40	50	59
Tufts University Massachusetts GO	5.017%	4/15/12	200	226
University of California Regents
Medical Center Revenue	6.548%	5/15/48	100	131
University of California Regents
Medical Center Revenue	6.583%	5/15/49	50	66
University of California Revenue	0.887%	7/1/13	25	25
University of California Revenue	6.270%	5/15/31	500	572
University of California Revenue	5.946%	5/15/45	175	217
University of Massachusetts Building
Authority Revenue	5.450%	11/1/40	50	62
University of Pennsylvania GO	4.674%	9/1/12	250	280
University of Southern California
Revenue	5.250%	10/1/11	100	129
University of Texas System Revenue
Financing System Revenue	5.262%	7/1/39	50	63
University of Texas System Revenue
Financing System Revenue	6.276%	8/15/41	25	29
University of Texas System Revenue
Financing System Revenue	5.134%	8/15/42	100	125
University of Texas System Revenue
Financing System Revenue	4.794%	8/15/46	75	92
Utah GO	4.554%	7/1/24	50	59
Utah GO	3.539%	7/1/25	50	56
Washington GO	5.090%	8/1/33	250	293
Washington GO	5.140%	8/1/40	150	180
[11] Wisconsin GO	4.800%	5/1/13	75	78
[11] Wisconsin GO	5.700%	5/1/26	75	88
Total Taxable Municipal Bonds (Cost $21,274)				25,473

			Shares
Temporary Cash Investment (5.6%)
Money Market Fund (5.6%)
[14] Vanguard Market Liquidity Fund
(Cost $144,956)	0.148%	144,955,770		144,956
Total Investments (104.2%) (Cost $2,543,390)			2,704,360
Other Assets and Liabilities (–4.2%)
Other Assets				69,585
Liabilities				(178,775)
				(109,190)
Net Assets (100%)
Applicable to 211,752,746 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			2,595,170
Net Asset Value Per Share				$12.26

87

Vanguard Total Bond Market Index Portfolio

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	2,704,360
Receivables for Investment Securities Sold	46,726
Other Assets	22,859
Total Assets	2,773,945
Liabilities
Payables for Investment Securities Purchased	170,498
Other Liabilities	8,277
Total Liabilities	178,775
Net Assets	2,595,170

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid in Capital	2,389,112
Undistributed Net Investment Income	29,675
Accumulated Net Realized Gains	15,413
Unrealized Appreciation (Depreciation)	160,970
Net Assets	2,595,170

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2012.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2012, the aggregate value of these securities was $7,322,000, representing 0.3% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Interest[1]	35,961
Total Income	35,961
Expenses
The Vanguard Group—Note B
Investment Advisory Services	149
Management and Administrative	2,025
Marketing and Distribution	302
Custodian Fees	60
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	2,557
Net Investment Income	33,404
Realized Net Gain (Loss) on
Investment Securities Sold	15,806
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,725
Net Increase (Decrease) in Net Assets
Resulting from Operations	57,935

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,404	68,415
Realized Net Gain (Loss)	15,806	23,501
Change in Unrealized Appreciation (Depreciation)	8,725	73,250
Net Increase (Decrease) in Net Assets Resulting from Operations	57,935	165,166
Distributions
Net Investment Income	(68,763)	(69,813)
Realized Capital Gain[2]	(22,786)	(18,962)
Total Distributions	(91,549)	(88,775)
Capital Share Transactions
Issued	184,211	452,161
Issued in Lieu of Cash Distributions	91,549	88,775
Redeemed	(135,471)	(274,868)
Net Increase (Decrease) from Capital Share Transactions	140,289	266,068
Total Increase (Decrease)	106,675	342,459
Net Assets
Beginning of Period	2,488,495	2,146,036
End of Period[3]	2,595,170	2,488,495

1 Interest income from an affiliated company of the portfolio was $88,000.
2 Includes fiscal 2012 and 2011 short-term gain distributions totaling $12,502,000 and $8,619,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $29,675,000 and $65,034,000.
See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Total Bond Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.43	$12.06	$11.77	$11.62	$11.54	$11.23
Investment Operations
Net Investment Income	.156	.357	.404[1]	.477[1]	.543[1]	.560[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.128	.528	.339	.183	.037	.190
Total from Investment Operations	.284	.885	.743	.660	.580	.750
Distributions
Dividends from Net Investment Income	(.341)	(.405)	(.432)	(.510)	(.500)	(.440)
Distributions from Realized Capital Gains	(.113)	(.110)	(.021)	—	—	—
Total Distributions	(.454)	(.515)	(.453)	(.510)	(.500)	(.440)
Net Asset Value, End of Period	$12.26	$12.43	$12.06	$11.77	$11.62	$11.54

Total Return	2.35%	7.65%	6.50%	5.94%	5.23%	6.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,595	$2,488	$2,146	$1,797	$1,501	$1,300
Ratio of Total Expenses to
Average Net Assets	0.20%	0.21%	0.21%	0.21%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.65%	3.06%	3.38%	4.14%	4.80%	5.04%
Portfolio Turnover Rate	96%[2]	113%[2]	104%[2]	93%	57%	56%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes 24%, 53%, and 41% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $392,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.16% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

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Vanguard Total Bond Market Index Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,796,885	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	67,475	—
Corporate Bonds	—	550,033	—
Sovereign Bonds	—	119,538	—
Taxable Municipal Bonds	—	25,473	—
Temporary Cash Investments	144,956	—	—
Total	144,956	2,559,404	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $2,543,390,000. Net unrealized appreciation of investment securities for tax purposes was $160,970,000, consisting of unrealized gains of $163,185,000 on securities that had risen in value since their purchase and $2,215,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2012, the portfolio purchased $94,354,000 of investment securities and sold $48,733,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,175,781,000 and $1,156,184,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	14,971	37,408
Issued in Lieu of Cash Distributions	7,610	7,666
Redeemed	(11,011)	(22,871)
Net Increase (Decrease) in Shares Outstanding	11,570	22,203

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 56% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

92

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,023.55	$1.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.87	1.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

93

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Committee (1997–2008) of Johnson & Johnson	Peter F. Volanakis
	(pharmaceuticals/medical devices/consumer	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	products); Director of Skytop Lodge Corporation	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	(hotels), the University Medical Center at Princeton,	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	the Robert Wood Johnson Foundation, and the Center	Incorporated (communications equipment); Director
Years: Chairman of the Board of The Vanguard Group,	for Talent Innovation; Member of the Advisory Board	of SPX Corporation (multi-industry manufacturing);
Inc., and of each of the investment companies served	of the Maxwell School of Citizenship and Public	Overseer of the Amos Tuck School of Business
by The Vanguard Group, since January 2010; Director	Affairs at Syracuse University.	Administration at Dartmouth College; Advisor to
of The Vanguard Group since 2008; Chief Executive		the Norris Cotton Cancer Center.
Officer and President of The Vanguard Group and of	F. Joseph Loughrey
each of the investment companies served by The	Born 1949. Trustee Since October 2009. Principal	Executive Officers
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	and Chief Operating Officer (retired 2009) of Cummins	Glenn Booraem
Vanguard Group (1995–2008).	Inc. (industrial machinery); Director of SKF AB	Born 1967. Controller Since July 2010. Principal
	(industrial machinery), Hillenbrand, Inc. (specialized	Occupation(s) During the Past Five Years: Principal
IndependentTrustees	consumer services), the Lumina Foundation for	of The Vanguard Group, Inc.; Controller of each of
	Education, and Oxfam America; Chairman of the	the investment companies served by The Vanguard
Emerson U. Fullwood	Advisory Council for the College of Arts and Letters	Group; Assistant Controller of each of the investment
Born 1948. Trustee Since January 2008. Principal	and Member of the Advisory Board to the Kellogg	companies served by The Vanguard Group (2001–
Occupation(s) During the Past Five Years: Executive	Institute for International Studies at the University of	2010).
Chief Staff and Marketing Officer for North America	Notre Dame.
and Corporate Vice President (retired 2008) of Xerox		Thomas J. Higgins
Corporation (document management products and	Mark Loughridge	Born 1957. Chief Financial Officer Since September
services); Executive in Residence and 2010	Born 1953. Trustee Since March 2012. Principal	2008. Principal Occupation(s) During the Past Five
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Senior	Years: Principal of The Vanguard Group, Inc.; Chief
Institute of Technology; Director of SPX Corporation	Vice President and Chief Financial Officer at IBM	Financial Officer of each of the investment companies
(multi-industry manufacturing), the United Way of	(information technology services); Fiduciary Member	served by The Vanguard Group; Treasurer of each of
Rochester, Amerigroup Corporation (managed health	of IBM’s Retirement Plan Committee.	the investment companies served by The Vanguard
care), the University of Rochester Medical Center,		Group (1998–2008).
Monroe Community College Foundation, and North	Scott C. Malpass
Carolina A&T University.	Born 1962. Trustee Since March 2012. Principal	Kathryn J. Hyatt
	Occupation(s) During the Past Five Years: Chief	Born 1955. Treasurer Since November 2008. Principal
Rajiv L. Gupta	Investment Officer and Vice President at the	Occupation(s) During the Past Five Years: Principal of
Born 1945. Trustee Since December 2001.[2]	University of Notre Dame; Assistant Professor of	The Vanguard Group, Inc.; Treasurer of each of the
Principal Occupation(s) During the Past Five Years:	Finance at the Mendoza College of Business at Notre	investment companies served by The Vanguard
Chairman and Chief Executive Officer (retired 2009)	Dame; Member of the Notre Dame 403(b) Investment	Group; Assistant Treasurer of each of the investment
and President (2006–2008) of Rohm Haas Co.	Committee; Director of TIFF Advisory Services, Inc.	companies served by The Vanguard Group (1988–
(chemicals); Director of Tyco International, Ltd.	(investment advisor); Member of the Investment	2008).
(diversified manufacturing and services), Hewlett-	Advisory Committees of the Financial Industry
Packard Co. (electronic computer manufacturing),	Regulatory Authority (FINRA) and of Major League	Heidi Stam
and Delphi Automotive LLP (automotive components);	Baseball.	Born 1956. Secretary Since July 2005. Principal
Senior Advisor at New Mountain Capital; Trustee of		Occupation(s) During the Past Five Years: Managing
The Conference Board.	André F. Perold	Director of The Vanguard Group, Inc.; General Counsel
	Born 1952. Trustee Since December 2004. Principal	of The Vanguard Group; Secretary of The Vanguard
Amy Gutmann	Occupation(s) During the Past Five Years: George	Group and of each of the investment companies
Born 1949. Trustee Since June 2006. Principal	Gund Professor of Finance and Banking at the Harvard	served by The Vanguard Group; Director and Senior
Occupation(s) During the Past Five Years: President	Business School (retired 2011); Chief Investment	Vice President of Vanguard Marketing Corporation.
of the University of Pennsylvania; Christopher H.	Officer and Managing Partner of HighVista Strategies
Browne Distinguished Professor of Political Science	LLC (private investment firm); Director of Rand	Vanguard Senior ManagementTeam
in the School of Arts and Sciences with secondary	Merchant Bank; Overseer of the Museum of Fine	Mortimer J. Buckley	Michael S. Miller
appointments at the Annenberg School for	Arts Boston.	Kathleen C. Gubanich	James M. Norris
Communication and the Graduate School of Education		Paul A. Heller	George U. Sauter
of the University of Pennsylvania; Member of the	Alfred M. Rankin, Jr.	Martha G. King	Glenn W. Reed
National Commission on the Humanities and Social	Born 1941. Trustee Since January 1993. Principal	Chris D. McIsaac
Sciences; Trustee of Carnegie Corporation of New	Occupation(s) During the Past Five Years: Chairman,
York and of the National Constitution Center; Chair	President, and Chief Executive Officer of NACCO
of the U.S. Presidential Commission for the Study	Industries, Inc. (forklift trucks/housewares/lignite);	Chairman Emeritus and Senior Advisor
of Bioethical Issues.	Director of Goodrich Corporation (industrial products/
	aircraft systems and services) and the National	John J. Brennan
	Association of Manufacturers; Chairman of the Board	Chairman, 1996–2009
JoAnn Heffernan Heisen	of the Federal Reserve Bank of Cleveland and of	Chief Executive Officer and President, 1996–2008
Born 1950. Trustee Since July 1998. Principal	University Hospitals of Cleveland; Advisory Chairman
Occupation(s) During the Past Five Years: Corporate	of the Board of The Cleveland Museum of Art.	Founder
Vice President and Chief Global Diversity Officer
(retired 2008) and Member of the Executive		John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
Annuity and Insurance Services > 800-522-5555	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q642 082012

Semiannual Report | June 30, 2012

Vanguard Variable Insurance Fund

Balanced Portfolio Small Company Growth Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Growth Portfolio

International Portfolio

> U.S. stocks generated strong returns for the six months ended June 30, 2012.

> International stocks struggled. In Europe, the ongoing debt negotiations led to poor stock market returns and unsettling volatility.

> Despite their modest yields, high-quality U.S. bonds produced reasonable returns as investors bid up prices.

Contents

Market Perspective	1
Balanced Portfolio	2
Capital Growth Portfolio	23
Diversified Value Portfolio	35
Equity Income Portfolio	46
Growth Portfolio	60
International Portfolio	75
Small Company Growth Portfolio	92

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

This report begins with a review of the market environment during the past six months, when an early rally in stocks gave way to volatility amid renewed concerns about Europe.

The half-year illustrated the wisdom of balance and diversification. U.S stocks soared in the first three months of the year, while the broad U.S. bond market barely advanced. In the second quarter, bonds provided solid returns that in a balanced portfolio would have cushioned the drop in stocks.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market holdings appropriate to your risk tolerance and long-term investment goals.

In case you missed our announcement last month, George U. “Gus” Sauter, managing director and chief investment officer of Vanguard, plans to retire at the end of 2012. It’s hard to overstate the contributions that Gus has made to Vanguard in his 25-year career. We’re fortunate that Mortimer J. “Tim” Buckley, managing director, has agreed to succeed Gus. I’ll have more to say about Gus’s retirement at the end of the year.

Thank you for entrusting your assets to Vanguard.

F.William McNabb III
Chairman and Chief Executive Officer
July 13, 2012

U.S. stocks posted strong returns
but Europe remained a trouble spot
U.S. stocks were the standout performers for the six months ended June 30, returning about 9%. Domestic equities seemed to benefit from the perception that they offered some shelter from the storms roiling European markets. International stocks didn’t fare as well, returning about 3%. European stocks were the weakest performers. Returns for emerging markets and the developed markets of the Pacific region were restrained by signs of slowing growth.

Throughout the period, investors were preoccupied with Europe’s debt troubles, and global stock markets moved sharply up and down depending on whether the latest news from the region was positive or negative. Vanguard economists anticipate that Europe will remain a trouble spot. The most likely scenario is that it will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Investors’ appetite for Treasuries
drove 10-year yield to a new low
Amid the turmoil in Europe, U.S. Treasury securities continued to benefit from a “flight to quality.” Investor demand nudged bond prices higher, and in early June, the yield on the 10-year U.S. Treasury note slipped below 1.5% for the first time. (Bond yields and prices move in opposite directions.)

The broad U.S. taxable bond market posted a return of about 2% for the half-year. Municipal bonds remained a bright spot, delivering a return of more than 3%.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns from money market funds and savings accounts.

Market Barometer
			Total Returns
		Periods Ended June 30, 2012
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.38%	4.37%	0.39%
Russell 2000 Index (Small-caps)	8.53	-2.08	0.54
Dow Jones US Total Stock Market Index	9.45	3.78	0.63
MSCI All Country World Index ex USA (International)	2.77	–14.57	–4.62

Bonds
Barclays U.S. Aggregate Bond Index (Broad Taxable Market)	2.37%	7.47%	6.79%
Barclays Municipal Bond Index	3.66	9.90	5.95
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.87

CPI
Consumer Price Index	1.69	1.66	1.95
1 Annualized.

Vanguard® Balanced Portfolio

Vanguard Balanced Portfolio returned 6.47% for the six months ended June 30, 2012. The portfolio trailed the 7.79% return of its composite benchmark index but outperformed the average return of its peer group. Weakness in the stock component, which accounts for roughly two-thirds of the portfolio’s assets, hurt performance relative to its stock benchmark, the Standard & Poor’s 500 Index. At the end of June, the portfolio’s 30-day SEC yield stood at 2.51%, down from its 2.68% yield six months earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio advances
but trails its benchmark
Vanguard Balanced Portfolio, which includes about 65% stocks and about 35% bonds and short-term reserves, lagged the returns of its benchmark indexes for both asset classes. Its stock portion returned 7.98%, compared with a return of 9.49% for the S&P 500 Index.

The fixed income portion returned 4.19%, a few steps behind the 4.36% return of its benchmark, Barclays U.S. Credit A or Better Bond Index.

It was a challenging six months for U.S. stocks. Uncertainty about Europe’s debt crisis and fears of a global economic slowdown weighed on performance, particularly in the second half of the period. The Balanced Portfolio’s stock component benefited from its share of the best-performing sectors in the market—including information technology and health care. But a combination of poor stock selection and a preference for value-oriented, dividend-paying stocks contributed to its shortfall compared with the benchmark. For example, in information technology, the portfolio missed opportunities by not investing in some of the key players in the sector’s success. It didn’t hold some of these companies because they didn’t meet the advisor’s value and dividend criteria.

In health care, the portfolio suffered from overexposure to certain pharmaceutical companies and medical equipment makers that turned in lackluster results for the period.

Energy was the portfolio’s—and the S&P 500’s—worst-performing sector. The portfolio did slightly worse because it invested more heavily in a few oil and gas companies that were particularly hurt by investors’ concerns over softening global demand for oil.

The Balanced Portfolio’s fixed income component, which consists largely of longer-term, investment-grade corporate and U.S. government bonds, benefited from the advance in corporate bonds, which outpaced the broader aggregate bond indexes. It also benefited from the strength of U.S. Treasuries as investors sought safety from the volatility in the stock markets.

For more on the strategy and positioning of the Balanced Portfolio, please see the Advisor’s Report that follows.

Diversification can soften
the market’s ups and downs
The stock market’s Jekyll-and-Hyde performance over the past six months is perhaps a good reminder for investors about its unpredictability. However, we encourage you to look beyond the recent peaks and troughs.

At Vanguard, we believe that you will be better served by creating a balanced, broadly diversified investment plan consistent with your long-term goals and risk tolerance.

Vanguard Balanced Portfolio can play an important role in such a plan by offering you exposure to equity markets, which offer the opportunity for long-term growth, and to bonds, which can help provide you with some cushion during the sometimes-dramatic swings in the stock market.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Balanced Portfolio		6.47%
Composite Stock/Bond Index[1]		7.79
Variable Insurance Mixed-Asset Target Growth Funds Average[2]		6.17

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.29%	0.46%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper Inc.

3 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Balanced Portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Balanced Portfolio

Advisor’s Report

Vanguard Variable Insurance Fund Balanced Portfolio returned 6.47% for the six months ended June 30, 2012. The portfolio’s performance compared favorably with the average return of its peers but trailed the 7.79% return of the Composite Stock/Bond Index, a blended benchmark weighted 65% large-capitalization stocks and 35% high-quality corporate bonds.

Investment environment
Concerns over fiscal and policy challenges in Europe have continued to influence the decisions of capital market participants. For the six months, the S&P 500 Index returned 9.49%; foreign stock markets posted more modest gains. Growth outperformed value, and large-capitalization stocks edged out their smaller peers.

Bonds recorded positive total returns as well. Investment-grade corporate credit, where we focus our fixed income investments, outpaced broader aggregate bond indexes. We expect that credit markets will continue to perform well on the strength of corporate fundamentals.

A key role of the bonds held in the portfolio is to dampen the stock market’s volatile swings. With that in mind, we remain vigilant and continue to monitor potential downside risks, which can surface quite quickly and unexpectedly. Many of them—including the sovereign debt crisis in Europe—remain.

Our successes
Stock selection was favorable within the consumer discretionary and telecom-munication services sectors. The portfolio also benefited from its greater-than- benchmark exposure to financials and its underweight position in consumer staples. Allocation across the equity sectors is typically driven by our decisions at the stock-specific level. Comcast, Wells Fargo, and eBay were among the top individual stock contributors for the period. The portfolio also benefited by not holding Google, a prominent S&P 500 component that performed poorly.

Comcast is the largest U.S. cable communications company and new owner of NBC Universal. Shares moved higher after the company posted strong earnings and announced increases in its dividend, as well as stock buybacks. Market share gains in high-margin residential and commercial phone and data services should outweigh video losses in the next few years. We believe the NBC Universal acquisition should add meaningfully to operating free cash flow.

Wells Fargo shares rose as the company announced good news: solid operating results, a strong capital position, an increase in the dividend, and share repurchases. We continue to hold our position; shares should benefit from an improving economy, market share gains, and cost savings.

The price of eBay stock climbed on the news of better-than-expected results, thanks to strong growth in its marketplace segment and higher transaction margins in the payments segment. We trimmed our position as the stock rose. We believe that recent acquisitions should help sustain earnings growth, and continued improvements in the company’s core businesses could help drive them even higher.

Selected Equity Portfolio Changes
Six Months Ended June 30, 2012

Additions	Comments
Roche	We established a position in Switzerland-based global
pharmaceutical company Roche during the period. We are
positive on the stock because the company does not face patent expirations to the same extent as its peers. The results of recent trials of the company’s treatment regimen for various phases of an aggressive form of breast cancer show high efficacy that is not easily replicable by competitors.
General Mills	We also established a new position in this manufacturer and
marketer of branded consumer foods worldwide. The stock had
underperformed the market significantly since summer 2011, and the risk/reward ratio became very compelling as investors sold off consumer staples names. General Mills generates a lot of cash and has a solid balance sheet, great management, and a long
history of paying and raising dividends.

Deletions	Comments
Northrop Grumman	We eliminated this aerospace and defense company.
Management has recognized the impact budgetary pressures
will have on its defense-related businesses and is working to reshape the company to reduce this exposure. Meanwhile, it
still has higher exposure than peers but has been trading at a similar multiple.

Amgen	Shares increased following the announcement of a significant stock buyback program. Because of the run-up in price, we
sold our position in this diversified biotechnology company and redeployed the proceeds to stocks with more favorable valuations.

Vanguard Balanced Portfolio

The fixed income subportfolio benefited from an out-of-benchmark allocation to agency pass-through mortgage-backed securities (MBS). Our credit security selection decisions produced favorable results as well. A modest allocation to asset-backed securities (ABS), particularly those backed by auto loans, also contributed to relative performance.

Our shortfalls
Stock selection detracted from results, and the equity portion of the portfolio lagged the S&P 500 Index for the period. Our stock picks within the health care, financials, and information technology sectors were particularly disappointing. Our underweight allocation to technology equities also hindered performance. The absence of one well-known technology company—Apple—was the most significant relative detractor. Though it has performed extremely well of late, Apple hasn’t fit our value-oriented investment process in recent years.

Poorly performing stocks included Anadarko Petroleum, Baker Hughes, and Kinross Gold. The stock of Anadarko Petroleum, a leading U.S. oil and gas exploration company, was pressured by a decline in oil prices. Still, a new resource discovery in Mozambique holds significant potential. BP has settled with Anadarko over oil spill liability, and Anadarko’s portion was substantially less than originally feared. We believe that the company’s onshore assets and potential liquids growth are not fully appreciated by the market; in part, this is because they have been overshadowed by strong exploration and growth potential offshore.

Global oilfield services provider Baker Hughes experienced reduced pricing, underutilization, and logistics difficulties at its recently acquired pressure pumping subsidiary. A poorly managed reallocation of drilling capital expenditures from gas- to oil-oriented basins and a recent industry uptick in pumping capacity has put near-term pressure on U.S. profit margins. However, we are confident that improving fundamentals internationally and an eventual rebound of pricing in the U.S. natural gas market will result in significantly higher earnings and returns over time. We believe the stock is oversold, and we remain optimistic about the company’s leverage to increased oil drilling in North America and abroad.

The management of Kinross Gold, a gold producer with assets in the United States, Brazil, Chile, Ecuador, Russia, Ghana, and Mauritania, announced it would be redesigning the company’s growth projects because of cost pressures. This has created uncertainty in the company’s future production profile and was a key driver of underperformance. The company has a high capital outlay compared with other major gold producers; multiple new mines and expansions are planned for the next three years, which will meaningfully increase gold production potential.

The fixed income portion of the portfolio finished modestly behind its benchmark index. Our conservative positioning was the primary detractor.

Portfolio positioning
As the period closed, the equity portfolio held overweight positions in health care, industrials, and financials and was underweighted in the information technology and consumer sectors. We own high-quality financial services stocks of companies that are poised to take market share from their more troubled peers in this challenging environment.

The bond portfolio remains close to neutral with respect to overall duration. We remain largely invested in corporate bonds as we maintain a favorable long-term outlook based on strong corporate credit fundamentals, supportive demand/ supply dynamics, and attractive valuations. However, there are reasons for caution in the near term, and we also continue to hold Treasuries, which tend to provide some degree of downside protection when the economic cycle takes an unexpected turn for the worse. We have a significant out-of-benchmark position in agency mortgage-backed securities, which offer attractive yields and superior liquidity relative to corporate bonds.

Edward P. Bousa, CFA,
Senior Vice President and
Equity Portfolio Manager

John C. Keogh,
Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, LLP

July 18, 2012

Vanguard Balanced Portfolio

Portfolio Profile
As of June 30, 2012

Total Portfolio Characteristics

Yield[1]	2.2%
Turnover Rate[2]	32%
Expense Ratio[3]	0.29%
Short-Term Reserves	1.8%

Total Portfolio Volatility Measures[4]
	Portfolio Versus		Portfolio Versus
Composite Index[5]		Broad Index[6]
R-Squared	0.98		0.95
Beta	1.00		0.62

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	101	500	3,694
Median Market Cap	$69.3B	$56.8B	$33.1B
Price/Earnings Ratio	13.2x	15.3x	16.1x
Price/Book Ratio	1.8x	2.2x	2.1x
Dividend Yield	2.9%	2.2%	2.1%
Return on Equity	18.9%	19.7%	18.1%
Earnings Growth Rate 4.1%		9.7%	9.4%
Foreign Holdings	8.5%	—	—

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	445	2,680	7,923
Yield to Maturity	2.7%[10]	2.6%	2.0%
Average Coupon	4.5%	4.5%	3.8%
Average Maturity	9.3 years	9.8 years	7.1 years
Average Duration	6.2 years	6.6 years	5.1 years

Ten Largest Stocks[11] (% of equity exposure)

Exxon Mobil Corp.	Integrated Oil
	& Gas	3.6%
AT&T Inc.	Integrated
	Telecommunication
	Services	3.3
Wells Fargo & Co.	Diversified Banks	3.1
Microsoft Corp.	Systems Software	2.8
Pfizer Inc.	Pharmaceuticals	2.7
Merck & Co. Inc.	Pharmaceuticals	2.7
International Business	IT Consulting &
Machines Corp.	Other Services	2.3
Comcast Corp. Class A	Cable & Satellite	2.3
JPMorgan Chase & Co.	Diversified Financial
	Services	2.2
Chevron Corp.	Integrated Oil
	& Gas	2.1
Top Ten		27.1%
Top Ten as % of Total Net Assets		17.3%

Portfolio Asset Allocation

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[7]	Index[6]
Consumer Discretionary	9.4%	11.0%	11.9%
Consumer Staples	8.8	11.3	9.9
Energy	12.2	10.8	10.0
Financials	16.0	14.4	15.9
Health Care	15.9	12.0	12.0
Industrials	12.4	10.5	10.8
Information Technology	13.9	19.7	19.0
Materials	3.2	3.4	3.9
Telecommunication
Services	3.8	3.2	2.9
Utilities	4.4	3.7	3.7

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.27%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
6 Dow Jones U.S. Total Stock Market Index.
7 S&P 500 Index.
8 Barclays U.S. Credit A or Better Bond Index.
9 Barclays U.S. Aggregate Bond Index.
10 Before expenses.
11 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality
(% of fixed income portfolio)

Aaa	24.2%
Aa	16.2
A	38.0
Baa	20.8
Ba	0.4
Not Rated	0.4

Sector Diversification[1]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	3.3%
Finance	31.0
Foreign	2.9
Government Mortgage-Backed	9.7
Industrial	31.2
Treasury/Agency	8.3
Utilities	8.2
Other	5.4

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	4.97%	3.55%	7.01%

1 Six months ended June 30, 2012.
2 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (63.4%)
Consumer Discretionary (6.0%)
Comcast Corp. Class A	729,575	23,325
Walt Disney Co.	319,700	15,505
Target Corp.	214,100	12,458
Time Warner Inc.	307,366	11,834
Lowe’s Cos. Inc.	372,400	10,591
Ford Motor Co.	867,950	8,324
Johnson Controls Inc.	240,400	6,661
Viacom Inc. Class B	94,200	4,429
Home Depot Inc.	50,700	2,687
		95,814
Consumer Staples (5.6%)
PepsiCo Inc.	236,000	16,676
Philip Morris
International Inc.	158,350	13,818
Procter & Gamble Co.	210,867	12,916
CVS Caremark Corp.	242,800	11,346
Anheuser-Busch InBev NV	118,027	9,305
Unilever NV	241,300	8,047
Coca-Cola Co.	80,900	6,325
General Mills Inc.	150,000	5,781
Archer-Daniels-Midland Co.	174,700	5,157
		89,371
Energy (7.7%)
Exxon Mobil Corp.	428,425	36,660
Chevron Corp.	206,140	21,748
Anadarko Petroleum Corp.	227,100	15,034
Occidental Petroleum Corp.	130,100	11,159
Baker Hughes Inc.	212,200	8,721
Total SA ADR	175,762	7,901
BP plc ADR	176,000	7,135
Encana Corp.	326,572	6,802
BG Group plc	319,596	6,543
Petroleo Brasileiro SA ADR	125,700	2,359
		124,062
Financials (10.2%)
Wells Fargo & Co.	954,800	31,928
JPMorgan Chase & Co.	622,948	22,258
ACE Ltd.	203,330	15,073
PNC Financial Services
Group Inc.	204,700	12,509
Prudential Financial Inc.	184,100	8,916
BlackRock Inc.	52,100	8,848
US Bancorp	249,500	8,024
Standard Chartered plc	328,204	7,130
MetLife Inc.	222,530	6,865
Chubb Corp.	84,800	6,175

			Market
			Value•
		Shares	($000)
	UBS AG	511,871	5,994
	Swiss Re AG	85,810	5,410
	Bank of America Corp.	640,500	5,239
	Mitsubishi UFJ Financial
	Group Inc.	885,400	4,242
	Goldman Sachs Group Inc.	34,620	3,319
	HSBC Holdings plc ADR	64,000	2,824
	State Street Corp.	62,200	2,776
	Marsh &
	McLennan Cos. Inc.	80,700	2,601
	Barclays plc	733,773	1,875
	Hartford Financial Services
	Group Inc.	90,110	1,589
			163,595
Health Care (10.1%)
	Pfizer Inc.	1,207,623	27,775
	Merck & Co. Inc.	652,489	27,241
	Johnson & Johnson	267,800	18,093
	Eli Lilly & Co.	411,300	17,649
	Medtronic Inc.	349,000	13,517
	Cardinal Health Inc.	293,100	12,310
	Roche Holding AG	53,332	9,212
	AstraZeneca plc ADR	182,600	8,171
	Teva Pharmaceutical
	Industries Ltd. ADR	206,400	8,141
	Bristol-Myers Squibb Co.	201,900	7,258
	UnitedHealth Group Inc.	98,100	5,739
*	Celgene Corp.	48,700	3,125
*	Gilead Sciences Inc.	60,700	3,113
			161,344
Industrials (7.8%)
	General Electric Co.	765,700	15,957
	Honeywell International Inc.	220,500	12,313
	United Parcel Service Inc.
	Class B	154,620	12,178
	Deere & Co.	148,800	12,033
	FedEx Corp.	123,110	11,278
	Waste Management Inc.	285,000	9,519
	Raytheon Co.	162,700	9,207
	General Dynamics Corp.	117,510	7,751
	Union Pacific Corp.	63,410	7,565
	Siemens AG	88,135	7,406
	Eaton Corp.	156,700	6,210
	Schneider Electric SA	76,956	4,278
	Emerson Electric Co.	87,500	4,076
	Vinci SA	69,076	3,228
	Lockheed Martin Corp.	28,800	2,508
			125,507

		Market
		Value•
	Shares	($000)
Information Technology (8.8%)
Microsoft Corp.	916,900	28,048
International Business
Machines Corp.	121,300	23,724
Intel Corp.	570,900	15,214
* eBay Inc.	313,800	13,183
Oracle Corp.	350,120	10,399
Texas Instruments Inc.	352,100	10,102
Accenture plc Class A	147,800	8,881
Cisco Systems Inc.	508,320	8,728
QUALCOMM Inc.	148,220	8,253
Automatic Data
Processing Inc.	148,100	8,243
* Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	348,411	4,864
SAP AG ADR	30,175	1,791
		141,430
Materials (2.0%)
Dow Chemical Co.	448,500	14,128
Air Products &
Chemicals Inc.	114,300	9,227
CRH plc ADR	171,151	3,293
Kinross Gold Corp.	345,800	2,818
BASF SE	36,454	2,535
		32,001
Telecommunication Services (2.4%)
AT&T Inc.	948,722	33,831
America Movil SAB de
CV ADR	169,300	4,412
		38,243
Utilities (2.8%)
NextEra Energy Inc.	191,300	13,163
Dominion Resources Inc.	220,100	11,885
Exelon Corp.	206,900	7,784
Edison International	124,000	5,729
Duke Energy Corp.	131,600	3,035
PG&E Corp.	60,500	2,739
		44,335
Total Common Stocks
(Cost $806,265)		1,015,702

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.1%)
U.S. Government Securities (2.7%)
	United States Treasury Note/Bond	0.250%	3/31/14	2,850	2,847
	United States Treasury Note/Bond	1.500%	6/30/16	14,085	14,598
	United States Treasury Note/Bond	0.875%	1/31/17	534	539
	United States Treasury Note/Bond	2.125%	8/15/21	485	510
	United States Treasury Note/Bond	2.000%	11/15/21	6,784	7,038
	United States Treasury Note/Bond	1.750%	5/15/22	8,200	8,274
	United States Treasury Note/Bond	3.125%	11/15/41	5,015	5,400
	United States Treasury Note/Bond	3.000%	5/15/42	3,885	4,077
					43,283
Conventional Mortgage-Backed Securities (3.2%)
[1,2]	Freddie Mac Gold Pool	4.000%	11/1/13–
			9/1/41	25	27
[1,2]	Freddie Mac Gold Pool	5.000%	3/1/28–
			8/1/42	26,537	28,531
[1,2]	Freddie Mac Gold Pool	5.500%	12/1/27–
			7/1/42	19,900	21,617
2	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	266	308
2	Ginnie Mae I Pool	8.000%	9/15/30–
			9/15/30	80	83
					50,566
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2]	Fannie Mae REMICS	3.500%	4/25/31	245	258
[1,2]	Fannie Mae REMICS	4.000%	9/25/29–
			5/25/31	470	521
[1,2]	Freddie Mac REMICS	3.500%	3/15/31	145	153
[1,2]	Freddie Mac REMICS	4.000%	12/15/30–
			4/15/31	2,726	3,017
					3,949
Total U.S. Government and Agency Obligations (Cost $96,458)					97,798
Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
2	Ally Auto Receivables Trust	1.350%	12/15/15	315	318
[2,3]	Ally Master Owner Trust	2.880%	4/15/15	500	506
2	Ally Master Owner Trust	2.150%	1/15/16	1,351	1,368
2	AmeriCredit Automobile
	Receivables Trust	1.170%	1/8/16	260	261
[2,3]	Avis Budget Rental Car Funding
	AESOP LLC	2.090%	4/20/15	1,375	1,374
2	Credit Suisse First Boston
	Mortgage Securities Corp.	4.597%	3/15/35	600	604
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.183%	11/15/36	27	27
[2,4]	Ford Credit Floorplan
	Master Owner Trust	2.120%	2/15/16	520	527
[2,3]	Ford Credit Floorplan
	Master Owner Trust	4.200%	2/15/17	890	959
2	Ford Credit Floorplan
	Master Owner Trust	1.920%	1/15/19	772	783
2	GE Capital Commercial
	Mortgage Corp.	5.145%	7/10/37	371	380
2	GE Capital Credit Card
	Master Note Trust	3.800%	11/15/17	870	924
[2,3]	Hertz Vehicle Financing LLC	4.260%	3/25/14	710	720
[2,3]	Hertz Vehicle Financing LLC	2.200%	3/25/16	890	908
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.994%	7/12/35	796	804
[2,3]	Marriott Vacation Club Owner Trust	5.362%	10/20/28	87	88
2	Morgan Stanley Dean Witter
	Capital I	5.080%	9/15/37	268	269
[2,3]	Santander Consumer Acquired
	Receivables Trust	1.400%	10/15/14	650	652
[2,3]	Santander Drive Auto
	Receivables Trust	1.830%	11/17/14	695	697
2	Santander Drive Auto
	Receivables Trust	2.350%	11/16/15	245	247

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	World Omni Automobile Lease
	Securitization Trust	1.490%	10/15/14	680	685
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $12,998)					13,101
Corporate Bonds (22.9%)
Finance (10.0%)
	Banking (7.5%)
	American Express Bank FSB	5.550%	10/17/12	1,500	1,520
	American Express Centurion Bank	6.000%	9/13/17	500	590
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,354
	American Express Credit Corp.	2.750%	9/15/15	100	104
	American Express Credit Corp.	2.375%	3/24/17	1,920	1,969
3	ANZ National International Ltd.	6.200%	7/19/13	600	629
	Bank of America Corp.	6.000%	9/1/17	2,510	2,734
	Bank of America Corp.	5.750%	12/1/17	500	534
	Bank of America Corp.	5.875%	1/5/21	1,000	1,092
	Bank of America Corp.	5.875%	2/7/42	260	284
	Bank of America NA	5.300%	3/15/17	2,000	2,075
	Bank of Montreal	2.500%	1/11/17	2,030	2,104
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,345	1,467
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,216
	Barclays Bank plc	2.375%	1/13/14	2,100	2,102
	Barclays Bank plc	5.125%	1/8/20	400	434
	BB&T Corp.	4.900%	6/30/17	1,000	1,101
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	270
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	508
	BNY Mellon NA	4.750%	12/15/14	250	270
	Canadian Imperial Bank of
	Commerce	2.350%	12/11/15	1,400	1,459
	Capital One Bank USA NA	6.500%	6/13/13	650	681
	Capital One Financial Corp.	2.150%	3/23/15	670	673
	Capital One Financial Corp.	3.150%	7/15/16	300	310
	Capital One Financial Corp.	4.750%	7/15/21	300	326
	Citigroup Inc.	5.300%	10/17/12	335	339
	Citigroup Inc.	4.587%	12/15/15	570	596
	Citigroup Inc.	3.953%	6/15/16	826	846
	Citigroup Inc.	4.450%	1/10/17	1,305	1,369
	Citigroup Inc.	6.125%	11/21/17	2,320	2,567
	Citigroup Inc.	6.125%	5/15/18	255	285
	Citigroup Inc.	5.375%	8/9/20	525	569
	Citigroup Inc.	6.625%	6/15/32	2,000	2,090
	Citigroup Inc.	6.125%	8/25/36	1,000	980
	Citigroup Inc.	8.125%	7/15/39	180	247
	Citigroup Inc.	5.875%	1/30/42	35	38
3	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.200%	3/11/15	1,300	1,341
3	Credit Agricole SA	3.500%	4/13/15	1,255	1,226
	Credit Suisse	5.000%	5/15/13	2,250	2,318
	Credit Suisse	2.200%	1/14/14	1,220	1,228
	Deutsche Bank AG	5.375%	10/12/12	825	834
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,043
	Goldman Sachs Group Inc.	3.700%	8/1/15	750	756
	Goldman Sachs Group Inc.	5.350%	1/15/16	2,500	2,624
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	1,050
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,417
	Goldman Sachs Group Inc.	5.250%	7/27/21	165	167
	Goldman Sachs Group Inc.	5.750%	1/24/22	160	168
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	1,932
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,320
	Goldman Sachs Group Inc.	6.250%	2/1/41	470	490
3	HBOS plc	6.000%	11/1/33	1,415	1,064
3	HSBC Bank plc	2.000%	1/19/14	180	181
3	HSBC Bank plc	3.500%	6/28/15	500	524
3	HSBC Bank plc	4.750%	1/19/21	1,700	1,836
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,343
	HSBC Holdings plc	4.000%	3/30/22	1,595	1,654
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,097
	HSBC Holdings plc	6.100%	1/14/42	500	611
3	ING Bank NV	2.650%	1/14/13	1,000	1,002

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	ING Bank NV	2.000%	10/18/13	1,000	996
3	ING Bank NV	3.750%	3/7/17	600	595
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	1,063
	JPMorgan Chase & Co.	3.700%	1/20/15	500	520
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,718
	JPMorgan Chase & Co.	6.300%	4/23/19	265	310
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,086
	JPMorgan Chase & Co.	5.600%	7/15/41	2,400	2,700
	JPMorgan Chase & Co.	5.400%	1/6/42	450	490
2	JPMorgan Chase & Co.	7.900%	4/29/49	983	1,064
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,071
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,389
	Morgan Stanley	6.750%	10/15/13	1,000	1,029
	Morgan Stanley	6.000%	5/13/14	500	517
	Morgan Stanley	6.000%	4/28/15	1,000	1,034
	Morgan Stanley	3.800%	4/29/16	255	246
	Morgan Stanley	5.450%	1/9/17	1,000	1,016
	Morgan Stanley	5.625%	9/23/19	200	197
	Morgan Stanley	5.750%	1/25/21	1,740	1,721
	Morgan Stanley	6.250%	8/9/26	3,000	2,918
	National City Corp.	6.875%	5/15/19	1,000	1,201
3	Nordea Bank AB	2.125%	1/14/14	1,010	1,011
3	Nordea Bank AB	3.700%	11/13/14	570	593
	Northern Trust Corp.	5.200%	11/9/12	1,025	1,041
	Northern Trust Corp.	3.450%	11/4/20	255	273
	Paribas	6.950%	7/22/13	2,000	2,064
	PNC Bank NA	4.875%	9/21/17	1,500	1,653
2	PNC Financial Services Group Inc.	8.250%	5/29/49	1,300	1,331
3	Societe Generale SA	5.200%	4/15/21	1,850	1,738
3	Standard Chartered plc	3.850%	4/27/15	380	396
	State Street Corp.	5.375%	4/30/17	2,775	3,219
3	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,482
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,018
	Toronto-Dominion Bank	1.375%	7/14/14	860	871
	UBS AG	3.875%	1/15/15	1,000	1,035
	UBS AG	5.875%	7/15/16	1,500	1,577
	UBS AG	4.875%	8/4/20	300	322
	US Bancorp	2.875%	11/20/14	800	838
	US Bancorp	1.650%	5/15/17	600	604
	US Bank NA	6.300%	2/4/14	1,000	1,083
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,479
	Wachovia Corp.	5.250%	8/1/14	1,160	1,240
	Wachovia Corp.	7.500%	4/15/35	1,000	1,266
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,006
	Wells Fargo & Co.	3.625%	4/15/15	925	981
	Wells Fargo & Co.	5.625%	12/11/17	820	956
	Wells Fargo & Co.	3.500%	3/8/22	840	863

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	346
	Charles Schwab Corp.	4.950%	6/1/14	380	407

	Finance Companies (0.5%)
	General Electric Capital Corp.	2.950%	5/9/16	175	181
	General Electric Capital Corp.	2.300%	4/27/17	400	402
	General Electric Capital Corp.	4.625%	1/7/21	2,500	2,744
	General Electric Capital Corp.	5.300%	2/11/21	795	888
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,232
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,810
	General Electric Capital Corp.	5.875%	1/14/38	315	362
	General Electric Capital Corp.	6.875%	1/10/39	600	770

	Insurance (1.6%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	624
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,561
	Aetna Inc.	1.750%	5/15/17	60	60
	Aetna Inc.	6.500%	9/15/18	335	412
	Allstate Corp.	5.000%	8/15/14	1,000	1,083
	Allstate Corp.	6.750%	5/15/18	1,000	1,221
2	Allstate Corp.	6.125%	5/15/67	1,000	975
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	2,000	2,101

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Genworth Global Funding Trusts	5.750%	5/15/13	1,000	1,024
	Hartford Financial Services
	Group Inc.	6.000%	1/15/19	65	70
[2,3]	Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,585
3	Metropolitan Life Global Funding I	5.125%	6/10/14	2,000	2,145
3	New York Life Global Funding	1.650%	5/15/17	600	595
3	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,489
	Prudential Financial Inc.	5.150%	1/15/13	425	435
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,425
	Prudential Financial Inc.	3.000%	5/12/16	450	463
3	TIAA Global Markets Inc.	5.125%	10/10/12	1,380	1,398
	UnitedHealth Group Inc.	6.000%	6/15/17	500	602
	UnitedHealth Group Inc.	6.000%	2/15/18	700	848
	UnitedHealth Group Inc.	3.875%	10/15/20	601	651
	WellPoint Inc.	3.125%	5/15/22	1,610	1,613

	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	1,570	1,632

	Real Estate Investment Trusts (0.3%)
	Duke Realty LP	6.500%	1/15/18	225	254
	HCP Inc.	3.750%	2/1/16	210	219
	Simon Property Group LP	5.100%	6/15/15	1,000	1,097
	Simon Property Group LP	6.100%	5/1/16	1,800	2,049
3	WEA Finance LLC	7.125%	4/15/18	1,000	1,182
					160,734
Industrial (10.2%)
	Basic Industry (0.3%)
	Agrium Inc.	6.125%	1/15/41	210	260
	EI du Pont de Nemours & Co.	2.750%	4/1/16	1,400	1,488
[2,3]	Pacific Beacon LLC	5.379%	7/15/26	320	346
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,850
	Rio Tinto Finance USA plc	2.000%	3/22/17	295	301
	Rio Tinto Finance USA plc	3.500%	3/22/22	1,100	1,160

	Capital Goods (1.0%)
	Caterpillar Financial Services Corp.	6.200%	9/30/13	1,000	1,069
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,302
	Caterpillar Inc.	2.600%	6/26/22	705	706
	General Dynamics Corp.	3.875%	7/15/21	355	399
	General Electric Co.	5.250%	12/6/17	1,735	2,026
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,157
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,494
	Raytheon Co.	1.625%	10/15/15	880	897
3	Siemens Financieringsmaatschappij
	NV	5.750%	10/17/16	2,225	2,600
	United Technologies Corp.	4.875%	5/1/15	325	361
	United Technologies Corp.	1.800%	6/1/17	155	158
	United Technologies Corp.	3.100%	6/1/22	535	561
	United Technologies Corp.	7.500%	9/15/29	770	1,093
	United Technologies Corp.	6.050%	6/1/36	675	865
	United Technologies Corp.	4.500%	6/1/42	325	355

	Communication (1.9%)
	AT&T Inc.	5.100%	9/15/14	500	546
	AT&T Inc.	5.600%	5/15/18	1,000	1,201
	AT&T Inc.	6.450%	6/15/34	1,595	1,964
	AT&T Inc.	6.800%	5/15/36	500	648
	BellSouth Corp.	6.550%	6/15/34	2,975	3,496
	BellSouth Telecommunications Inc.	7.000%	12/1/95	1,000	1,209
	CBS Corp.	4.300%	2/15/21	675	722
	CBS Corp.	3.375%	3/1/22	395	394
	Comcast Corp.	5.700%	5/15/18	500	588
	Comcast Corp.	4.650%	7/15/42	950	949
3	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	400	396
3	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	689
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.125%	2/15/16	210	219

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.500%	3/1/16	800	845
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	5.200%	3/15/20	500	553
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	6.000%	8/15/40	200	222
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	6.375%	3/1/41	635	740
	Discovery Communications LLC	5.625%	8/15/19	80	93
	Discovery Communications LLC	5.050%	6/1/20	420	477
	Discovery Communications LLC	4.950%	5/15/42	105	110
	France Telecom SA	4.125%	9/14/21	1,300	1,363
	Grupo Televisa SAB	6.625%	1/15/40	630	772
	NBCUniversal Media LLC	4.375%	4/1/21	600	658
	News America Inc.	4.500%	2/15/21	375	411
	News America Inc.	6.150%	2/15/41	800	939
	Telefonica Emisiones SAU	3.992%	2/16/16	910	814
	Time Warner Cable Inc.	5.850%	5/1/17	830	976
	Time Warner Cable Inc.	6.750%	6/15/39	750	918
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,449
	Verizon Communications Inc.	3.500%	11/1/21	840	896
	Verizon Communications Inc.	5.850%	9/15/35	475	581
	Verizon Communications Inc.	6.900%	4/15/38	290	398
	Verizon Communications Inc.	4.750%	11/1/41	290	318
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	2,249
	Vodafone Group plc	5.000%	12/16/13	1,000	1,060
	Vodafone Group plc	2.875%	3/16/16	1,100	1,161

	Consumer Cyclical (1.6%)
	AutoZone Inc.	3.700%	4/15/22	921	948
	CVS Caremark Corp.	4.875%	9/15/14	800	870
	CVS Caremark Corp.	5.750%	6/1/17	585	692
	Daimler Finance North America LLC	6.500%	11/15/13	1,145	1,230
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,525
	Home Depot Inc.	3.950%	9/15/20	500	554
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	921
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,263
	McDonald’s Corp.	1.875%	5/29/19	435	436
	McDonald’s Corp.	2.625%	1/15/22	195	199
	PACCAR Financial Corp.	1.600%	3/15/17	1,002	1,013
	Staples Inc.	9.750%	1/15/14	675	756
	Target Corp.	2.900%	1/15/22	700	716
	Time Warner Inc.	4.875%	3/15/20	500	565
	Time Warner Inc.	6.500%	11/15/36	520	617
	Toyota Motor Credit Corp.	2.800%	1/11/16	1,105	1,169
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,207
3	Volkswagen International
	Finance NV	1.625%	3/22/15	2,100	2,106
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	800
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,149
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,290	2,973
	Walt Disney Co.	5.625%	9/15/16	1,000	1,173
	Western Union Co.	5.930%	10/1/16	2,000	2,321

	Consumer Noncyclical (3.2%)
	Altria Group Inc.	4.125%	9/11/15	500	544
	Altria Group Inc.	4.750%	5/5/21	455	515
	Amgen Inc.	2.300%	6/15/16	635	651
	Amgen Inc.	5.150%	11/15/41	900	943
	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	1/15/20	200	238
	Anheuser-Busch InBev
	Worldwide Inc.	4.375%	2/15/21	2,000	2,277
	AstraZeneca plc	6.450%	9/15/37	615	835
3	BAT International Finance plc	3.250%	6/7/22	1,480	1,449
	Baxter International Inc.	5.900%	9/1/16	502	597
3	Cargill Inc.	4.307%	5/14/21	2,092	2,295
3	Cargill Inc.	6.875%	5/1/28	645	823
3	Cargill Inc.	6.125%	4/19/34	1,270	1,556
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,790
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	522

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	1,029
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	756
	Colgate-Palmolive Co.	7.600%	5/19/25	480	698
	Diageo Investment Corp.	2.875%	5/11/22	525	540
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	246	258
	Express Scripts Holding Co.	6.250%	6/15/14	375	411
3	Express Scripts Holding Co.	2.650%	2/15/17	1,072	1,090
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,414
	GlaxoSmithKline Capital plc	1.500%	5/8/17	560	561
	Hershey Co.	4.850%	8/15/15	380	425
	Johnson & Johnson	2.150%	5/15/16	900	942
	Johnson & Johnson	5.150%	7/15/18	500	606
	Kaiser Foundation Hospitals	3.500%	4/1/22	180	186
	Kaiser Foundation Hospitals	4.875%	4/1/42	340	374
	Kellogg Co.	4.000%	12/15/20	1,400	1,539
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	1,112
3	Kraft Foods Group Inc.	2.250%	6/5/17	295	301
3	Kraft Foods Group Inc.	3.500%	6/6/22	285	292
3	Kraft Foods Group Inc.	5.000%	6/4/42	320	337
	Kraft Foods Inc.	5.375%	2/10/20	1,000	1,184
	McKesson Corp.	3.250%	3/1/16	175	188
	Medtronic Inc.	4.750%	9/15/15	1,000	1,122
	Molson Coors Brewing Co.	2.000%	5/1/17	31	31
	Molson Coors Brewing Co.	3.500%	5/1/22	85	88
	Molson Coors Brewing Co.	5.000%	5/1/42	245	262
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	689
	PepsiCo Inc.	3.100%	1/15/15	400	421
	PepsiCo Inc.	3.125%	11/1/20	1,300	1,366
	PepsiCo Inc.	4.000%	3/5/42	845	871
	Pfizer Inc.	6.200%	3/15/19	1,400	1,759
	Philip Morris International Inc.	4.500%	3/26/20	250	289
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,148
2	Procter & Gamble - Esop	9.360%	1/1/21	1,514	2,025
3	Roche Holdings Inc.	6.000%	3/1/19	750	933
3	SABMiller plc	6.500%	7/1/16	1,500	1,760
	Sanofi	4.000%	3/29/21	1,130	1,261
	St. Jude Medical Inc.	2.500%	1/15/16	666	692
3	Tesco plc	5.500%	11/15/17	1,500	1,736
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	248
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	282
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	278
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,272

	Energy (0.8%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	588
	BP Capital Markets plc	3.125%	10/1/15	400	425
	BP Capital Markets plc	3.200%	3/11/16	900	957
	BP Capital Markets plc	1.846%	5/5/17	650	656
	BP Capital Markets plc	4.750%	3/10/19	645	732
	BP Capital Markets plc	4.500%	10/1/20	400	450
	BP Capital Markets plc	3.245%	5/6/22	650	672
	ConocoPhillips	5.200%	5/15/18	1,500	1,772
	EOG Resources Inc.	5.625%	6/1/19	425	512
3	Motiva Enterprises LLC	5.750%	1/15/20	125	147
	Occidental Petroleum Corp.	4.100%	2/1/21	1,020	1,149
	Occidental Petroleum Corp.	2.700%	2/15/23	500	503
	Shell International Finance BV	3.250%	9/22/15	1,100	1,183
	Shell International Finance BV	4.375%	3/25/20	1,000	1,161
	Suncor Energy Inc.	5.950%	12/1/34	500	575
	Total Capital International SA	1.550%	6/28/17	1,365	1,367

	Other Industrial (0.1%)
3	Hutchison Whampoa International
	03/13 Ltd.	6.500%	2/13/13	1,265	1,297
3	Hutchison Whampoa International
	11 Ltd.	3.500%	1/13/17	305	316

	Technology (0.7%)
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,155
	Dell Inc.	5.875%	6/15/19	910	1,070
	Google Inc.	2.125%	5/19/16	685	717

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	2.650%	6/1/16	500	509
	Hewlett-Packard Co.	5.500%	3/1/18	865	969
	Hewlett-Packard Co.	3.750%	12/1/20	1,000	996
	Hewlett-Packard Co.	4.300%	6/1/21	1,500	1,550
	International Business
	Machines Corp.	2.000%	1/5/16	425	437
	International Business
	Machines Corp.	1.950%	7/22/16	430	443
	International Business
	Machines Corp.	1.250%	2/6/17	250	251
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	2,639
	Microsoft Corp.	4.000%	2/8/21	500	576
	Oracle Corp.	6.125%	7/8/39	350	464

	Transportation (0.6%)
2	Continental Airlines 2007-1
	Class A Pass Through Trust	5.983%	4/19/22	857	930
3	ERAC USA Finance LLC	5.900%	11/15/15	500	559
3	ERAC USA Finance LLC	2.750%	3/15/17	205	208
3	ERAC USA Finance LLC	4.500%	8/16/21	125	136
3	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,196
2	Federal Express Corp.
	1998 Pass Through Trust	6.720%	1/15/22	1,181	1,395
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,891
	Ryder System Inc.	2.500%	3/1/17	195	197
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,734
2	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	463	526
	United Parcel Service Inc.	4.875%	11/15/40	460	547
					163,043
Utilities (2.7%)
	Electric (2.3%)
	Alabama Power Co.	5.550%	2/1/17	585	681
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,131
	Carolina Power & Light Co.	6.300%	4/1/38	365	504
	Commonwealth Edison Co.	5.950%	8/15/16	770	905
	Connecticut Light & Power Co.	5.650%	5/1/18	465	551
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	816
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	1,041
	Dominion Resources Inc.	5.200%	8/15/19	750	884
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	327
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	699
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,216
3	Enel Finance International NV	6.800%	9/15/37	1,025	903
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,270
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,184
	Florida Power & Light Co.	5.950%	2/1/38	785	1,052
	Florida Power Corp.	6.350%	9/15/37	200	268
	Georgia Power Co.	5.400%	6/1/18	1,165	1,380
	Georgia Power Co.	4.300%	3/15/42	755	788
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	1,000	1,261
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,779
	Northern States Power Co.	6.250%	6/1/36	2,000	2,727
	NSTAR LLC	4.500%	11/15/19	90	100
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	338
	PacifiCorp	6.250%	10/15/37	2,000	2,712
	Peco Energy Co.	5.350%	3/1/18	565	675
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,055
	PPL Energy Supply LLC	6.200%	5/15/16	453	509
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,255
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	791
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,288
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,322
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,813
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	636
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	878

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	775	899
3	DCP Midstream LLC	6.450%	11/3/36	935	1,110
	National Grid plc	6.300%	8/1/16	1,000	1,159
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,347

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,332
					42,586
Total Corporate Bonds (Cost $332,077)					366,363
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
3	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	666
3	CDP Financial Inc.	4.400%	11/25/19	1,000	1,134
3	Electricite de France SA	4.600%	1/27/20	1,200	1,283
	International Bank for
	Reconstruction & Development	4.750%	2/15/35	2,000	2,557
	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	500	550
	KFW	1.250%	10/26/15	1,518	1,540
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	1,500	1,625
	Province of Ontario	1.375%	1/27/14	1,755	1,778
	Province of Ontario	4.500%	2/3/15	2,000	2,191
	Quebec	5.125%	11/14/16	1,000	1,172
3	Ras Laffan Liquefied Natural
	Gas Co. Ltd. III	5.500%	9/30/14	405	436
Total Sovereign Bonds (Cost $13,421)					14,932
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown
	Development Authority Revenue	6.875%	2/1/21	480	594
	Bay Area Toll Authority
	California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	1,000	1,335
	California GO	5.700%	11/1/21	265	305
	California GO	7.550%	4/1/39	335	434
	California GO	7.300%	10/1/39	125	156
	California GO	7.600%	11/1/40	660	852
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	272
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	603
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	225	288
	Dallas TX Area Rapid Transit
	Revenue	5.999%	12/1/44	750	1,038
	Illinois GO	5.100%	6/1/33	95	90
	Illinois Toll Highway Authority
	Revenue	6.184%	1/1/34	750	928
5	Kansas Development Finance
	Authority Revenue (Public
	Employees Retirement System)	5.501%	5/1/34	2,000	2,342
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	355	452
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,645
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	708
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,282
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	600
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	500	706
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	325	475
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	6.089%	11/15/40	165	207

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	1,555	2,083
[2,3]	Ohana Military Communities LLC	5.558%	10/1/36	400	406
[2,3]	Ohana Military Communities LLC	5.780%	10/1/36	545	568
	Oregon Department Transportation
	Highway Usertax Revenue	5.834%	11/15/34	655	844
	Oregon GO	5.902%	8/1/38	490	595
5	Oregon School Boards Association
	GO	5.528%	6/30/28	2,000	2,391
	Port Authority of New York &
	New Jersey Revenue	5.859%	12/1/24	325	414
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	265	339
	President & Fellows of
	Harvard College Massachusetts
	GO	6.300%	10/1/37	2,000	2,327
	San Antonio TX Electric &
	Gas Systems Revenue	5.985%	2/1/39	305	415
	South Carolina Public Service
	Authority Revenue	6.454%	1/1/50	300	417
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	595	787
	University of California Revenue	5.770%	5/15/43	1,010	1,232
Total Taxable Municipal Bonds (Cost $23,095)					28,130
	Temporary Cash Investment (1.8%)
	Repurchase Agreement (1.8%)
	Credit Suisse Securities (USA), LLC
	(Dated 6/29/12, Repurchase Value
	$28,500,000, collateralized by
	U.S. Treasury Note/Bond
	1.250%–2.625%, 2/15/14–12/31/14)
	(Cost $28,500)	0.150%	7/2/12	28,500	28,500
Total Investments (97.6%) (Cost $1,312,814)					1,564,526
	Other Assets and Liabilities (2.4%)
	Other Assets[6]				57,208
	Liabilities				(18,791)
					38,417
	Net Assets (100%)
Applicable to 81,868,768 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					1,602,943
	Net Asset Value Per Share				$19.58

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,326,192
Undistributed Net Investment Income	20,195
Accumulated Net Realized Gains	4,877
Unrealized Appreciation (Depreciation)
Investment Securities	251,712
Futures Contracts	18
Swap Contracts	(35)
Foreign Currencies	(16)
Net Assets	1,602,943

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate value of these securities was $59,986,000, representing 3.7% of net assets.
4 Adjustable-rate security.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
6 Cash of $43,000, has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends[1]	14,529
Interest	10,051
Security Lending	45
Total Income	24,625
Expenses
Investment Advisory Fees—Note B
Basic Fee	482
Performance Adjustment	(78)
The Vanguard Group—Note C
Management and Administrative	1,420
Marketing and Distribution	151
Custodian Fees	20
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	2,016
Net Investment Income	22,609
Realized Net Gain (Loss)
Investment Securities Sold	21,986
Futures Contracts	8
Swap Contracts	11
Foreign Currencies	(23)
Realized Net Gain (Loss)	21,982
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	48,645
Futures Contracts	(17)
Swap Contracts	(35)
Foreign Currencies	(9)
Change in Unrealized Appreciation
(Depreciation)	48,584
Net Increase (Decrease) in Net Assets
Resulting from Operations	93,175

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,609	42,143
Realized Net Gain (Loss)	21,982	45,904
Change in Unrealized Appreciation (Depreciation)	48,584	(37,688)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,175	50,359
Distributions
Net Investment Income	(42,454)	(37,407)
Realized Capital Gain	—	—
Total Distributions	(42,454)	(37,407)
Capital Share Transactions
Issued	148,229	139,431
Issued in Lieu of Cash Distributions	42,454	37,407
Redeemed	(68,610)	(156,861)
Net Increase (Decrease) from Capital Share Transactions	122,073	19,977
Total Increase (Decrease)	172,794	32,929
Net Assets
Beginning of Period	1,430,149	1,397,220
End of Period[2]	1,602,943	1,430,149

1 Dividends are net of foreign withholding taxes of $319,000.
2 Net Assets—End of Period includes undistributed net investment income of $20,195,000 and $40,052,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.90	$18.70	$17.35	$14.85	$20.76	$20.62
Investment Operations
Net Investment Income	.265	.552	.506	.526	.660	.640
Net Realized and Unrealized Gain (Loss)
on Investments	.962	.143	1.369	2.674	(5.060)	.980
Total from Investment Operations	1.227	.695	1.875	3.200	(4.400)	1.620
Distributions
Dividends from Net Investment Income	(.547)	(.495)	(.525)	(.700)	(.640)	(.590)
Distributions from Realized Capital Gains	—	—	—	—	(.870)	(.890)
Total Distributions	(.547)	(.495)	(.525)	(.700)	(1.510)	(1.480)
Net Asset Value, End of Period	$19.58	$18.90	$18.70	$17.35	$14.85	$20.76

Total Return	6.47%	3.70%	11.02%	22.90%	–22.57%	8.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,603	$1,430	$1,397	$1,284	$1,108	$1,547
Ratio of Total Expenses to
Average Net Assets[1]	0.27%	0.29%	0.30%	0.31%	0.25%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.97%	2.95%	2.90%	3.44%	3.54%	3.21%
Portfolio Turnover Rate	32%[2]	36%[2]	38%	30%	31%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
2 Includes 22% and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

Vanguard Balanced Portfolio

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Balanced Portfolio

10. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the six months ended June 30, 2012, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $78,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $230,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	954,540	61,162	—
U.S. Government and Agency Obligations	—	97,798	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	13,101	—
Corporate Bonds	—	366,363	—
Sovereign Bonds	—	14,932	—
Taxable Municipal Bonds	—	28,130	—
Temporary Cash Investments	—	28,500	—
Futures Contracts—Liabilities[1]	(21)	—	—
Swap Contracts—Liabilities	—	(35)	—
Total	954,519	609,951	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Liabilities	(21)	(35)	(56)

Vanguard Balanced Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	8	—	8
Swap Contracts	—	11	11
Realized Net Gain (Loss) on Derivatives	8	11	19

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(17)	—	(17)
Swap Contracts	—	(35)	(35)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(17)	(35)	(52)

At June 30, 2012, the portfolio had the following open swap contracts:
Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX IG Corp./Baa1[2]	6/20/17	UBSAG	5,200	6	1.000	(25)
CDX IG Corp./Baa1[2]	6/20/17	UBSAG	2,700	7	1.000	(10)
						(35)

1 UBSAG—UBS AG.
2 CDX North American Investment Grade Index.

At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2012	39	5,202	18

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2012, the portfolio realized net foreign currency losses of $23,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $11,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

Vanguard Balanced Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2011, the portfolio had available capital loss carryforwards totaling $15,466,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2012; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2012, the cost of investment securities for tax purposes was $1,313,356,000. Net unrealized appreciation of investment securities for tax purposes was $251,170,000, consisting of unrealized gains of $279,149,000 on securities that had risen in value since their purchase and $27,979,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2012, the portfolio purchased $191,371,000 of investment securities and sold $143,556,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $127,854,000 and $95,264,000, respectively.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	7,561	7,384
Issued in Lieu of Cash Distributions	2,153	1,966
Redeemed	(3,512)	(8,391)
Net Increase (Decrease) in Shares Outstanding	6,202	959

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 83% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,064.72	$1.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.52	1.36

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Balanced Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, llp. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The two senior portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. The firm has advised the Balanced Portfolio since its inception in 1991.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark index and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the portfolio to remain competitive versus its benchmark index and peer group. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Vanguard® Capital Growth Portfolio

Although investors favored growth stocks over value during the first half of the year, Vanguard Capital Growth Portfolio underperformed for the period. For the six months ended June 30, 2012, the portfolio returned 6.40%, trailing the performance of its benchmark, the Standard and Poor’s 500 Index, and the average return of variable insurance multi-cap growth funds.

Information technology was the portfolio’s most notable weak point, although industrial and financial stocks also lagged. On a more positive note, the advisor’s decision to hold a heavy weighting in health care stocks bolstered results.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology holdings
weighed on portfolio’s return
The Capital Growth Portfolio’s advisor, PRIMECAP Management Company, has maintained a large and longstanding commitment to information technology and health care stocks. Its deep fundamental research has revealed outstanding growth prospects as demand for both electronic innovation and medical care continues to increase. Because the average portfolio weighting for each of these sectors was about 30%, results hinged strongly on these stocks. The portfolio’s large exposure to health care accounted for about one-half of its returns for the period.

During the past six months, however, the portfolio’s IT holdings were a source of trouble, as major holdings in internet, wireless device, semiconductor, and computer companies failed to yield rewards. At the same time, the portfolio had little or no exposure to some prominent tech stocks that performed especially well.

Returns were also restrained by the advisor’s industrial and financial holdings. Within industrials, stock selection was off the mark in the transportation, heavy machinery, and conglomerate categories. In financials, the portfolio had little or no exposure to some of the nation’s largest banks and financial services companies, which have produced strong returns by improving their balance sheets and revenue streams in the wake of the financial crisis.

Bright spots included the portfolio’s consumer discretionary, materials, and consumer staples holdings, which fared well compared with their benchmark counterparts. Although the portfolio’s recent returns have been disappointing, PRIMECAP Management’s strategy has served investors well over the long term. From its inception on December 3, 2002, through June 30, 2012, the portfolio delivered an average annual return of 9.01%, compared with 6.29% for the S&P 500. The flip side is that the portfolio’s concentrated holdings and contrarian approach can sometimes result in market-trailing performance.

For more on the strategy and positioning of the Capital Growth Portfolio, please see the Advisor’s Report that follows.

Howard Schow’s legacy
of long-term excellence
Howard B. Schow, co-founder and chairman emeritus of PRIMECAP Management Company and a co-manager of several Vanguard funds, including the Capital Growth Portfolio, died on April 8.

We at Vanguard were, of course, saddened by the loss. We will always be grateful to Howard for his stewardship of clients’ assets over nearly 30 years and will miss his perspective, his candor, and his balance of optimism and pragmatism. His commitment to taking the long view set an example for all investors.

One of Howard’s lasting accomplishments is the deep and talented team of portfolio managers he helped to build at PRIMECAP Management. We are confident that they will continue to pursue the standards of excellence that PRIMECAP Management has become known for over the decades.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Capital Growth Portfolio		6.40%
S&P 500 Index		9.49
Variable Insurance Multi-Cap Growth Funds Average[1]		9.00

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.42%	0.91%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Capital Growth Portfolio’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, 2012, Vanguard Capital Growth Portfolio returned 6.40%, trailing both the 9.49% return of its benchmark, the unmanaged Standard & Poor’s 500 Index, and the 9.00% average return of its variable insurance multi-capitalization growth fund competitors. While the portfolio provided positive absolute returns for the six-month period, we are disappointed with our relative returns. Holdings in information technology and industrials and an underweight position in financials hurt results relative to the S&P 500 Index. This was partially offset by returns from the health care sector.

Investment environment
The U.S. stock market posted solid returns during the first quarter of 2012, with most major indexes posting double-digit gains. The S&P 500 closed the period at its highest level since mid-2008. In contrast, the second quarter saw increased uncertainty in the market. The index declined 9% by early June before partially rebounding by the end of the period.

The U.S. economy showed modest growth of 1.9% in real gross domestic product (GDP) for the first quarter of 2012. Consumer spending trends have been mixed so far this year, with signs of reacceleration followed by periods of more sluggish growth. Corporate profits continue to grow, accompanied by increased industrial production and higher capacity utilization. However, there are reasons for caution regarding the sustainability of this recovery. Unemployment has declined from 9.0% a year ago but remains high at 8.2% and has been above 8.0% for nearly 14 consecutive quarters. Housing markets remain weak, and governments at the federal, state, and local levels face significant fiscal challenges. Furthermore, concerns about the sovereign debt crisis in Europe and the political unrest in the Middle East add uncertainty to the global economic outlook.

Management of the portfolio
While the portfolio’s results over the past 18 months have been disappointing, our investment approach remains consistent. We rely on fundamental research to find companies whose revenues and earnings will, in our opinion, grow more rapidly over a three- to five-year period than current valuations might suggest. We seek to capitalize on situations where we believe the fundamental value of a company significantly exceeds its current market value.

This strategy has led us to build and maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market. These two sectors comprise about 57% of the portfolio’s holdings (versus slightly more than 31% of the S&P 500 Index). Nine of the ten largest holdings in the portfolio are health care or information technology stocks.

Information technology
Information technology stocks returned 13.3% for the six-month period, the third-highest result among the ten sectors in the S&P 500 Index. However, because of poor stock selection, the portfolio’s holdings in the sector returned 4.3%. The largest detractors from relative returns were Research in Motion (–49%), Google (–10%), and our decision not to own Apple (+44%), the stock with the highest contribution to the S&P 500 return for the period by a wide margin.

We remain enthusiastic about investment opportunities in the sector. A groundswell of innovation continues to drive the evolution of the internet. Cloud computing, social networking, search, mobility, and e-commerce are changing the ways in which individuals and enterprises interact with each other. Cheaper and faster WiFi-, 3G-, and 4G-capable devices are enabling users to connect to the internet at any time, from any location. As users engage more with the internet, they are generating and sharing an increasing amount of data, photos, videos, and other content, which in turn should drive higher demand for semiconductors and computer hardware, software, and storage. Some of the largest holdings in the portfolio, such as Google, Qualcomm, Texas Instruments, EMC Corp., Oracle, and Microsoft, are well-positioned to capitalize on these trends.

Health care
The health care sector, usually considered more defensive than the broader market, returned 10.8% for the six-month period, ahead of the S&P 500. Because of positive stock selection, the portfolio’s holdings in health care fared even better, returning 11.4%. The three largest contributors to relative returns were Biogen Idec (+31%), Amgen (+15%), and Life Technologies (+16%).

We remain positive about the outlook for health care. Following a period of considerable political and regulatory challenges, we are encouraged by the uptick in new drug approvals by the U.S. Food and Drug Administration (FDA) in the past year. The aging global population, combined with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products and services. We continue to believe that the pharmaceutical, biotechnology, and medical device products currently in development represent more efficient ways to treat diseases.

We are particularly excited about the prospects for targeted, personalized medicines. Advances in genetic research, diagnostic tools, and targeted therapies may lead to more effective treatments for individuals in the near future. The dramatic decline in the cost of sequencing human genomes and the corresponding increase in available genetic information is enabling advances in this area. Another contributor is the increase in computing power available to analyze this information. Combined, these two factors are helping

Vanguard Capital Growth Portfolio

researchers develop a more fundamental understanding of the causes of diseases, which in turn supports the development of therapies to treat them.

At the same time, new diagnostic tools are helping identify patients or groups of patients for whom specific treatments are more effective. For example, Roche, a large holding in the portfolio, recently received FDA and European marketing approval for ZELBORAF, a therapy for metastatic melanoma patients whose cancer exhibits a certain type of abnormal, mutated gene identified by a companion diagnostic test. Several other promising new treatments, such as antibody-drug conjugates that target cancer cells with fewer side effects, have either received regulatory approval or are in clinical trials and nearing approval.

Other sector highlights
Poor stock selection in industrials hurt the portfolio’s results. C.H. Robinson (–15%) was a notable detractor. Significantly underweighted positions in the telecommunication services and financials sectors also hurt relative returns for the six-month period. Telecommunication services stocks in the S&P 500 Index returned 16.5%, the highest return among the ten sectors, and the financial stocks in the index returned 13.7%, the third-highest result.

On a positive note, minimal holdings in consumer staples and utilities helped relative returns; both sectors recorded lower returns than the overall S&P 500 Index for the period. The portfolio’s underweighted position in energy, the only sector that posted negative returns for the six months, also helped relative results, but this advantage was offset by poor stock selection. Hess (–23%), Petrobras (–21%), and Noble Energy (–10%) were among the largest detractors.

Outlook
Looking ahead to the rest of 2012 and beyond, we continue to view U.S. equities as attractive investment opportunities, especially relative to most other asset classes. Interest rates remain low, inflation appears to be under control, and corporate profits continue to grow at a healthy pace. We are further encouraged by what we consider to be low valuations in the information technology and health care sectors. The portfolio is significantly overweighted in these areas, with holdings that have very strong balance sheets and generate solid free cash flow.

While correlation among stocks in the S&P 500 Index has been exceptionally high during the past year, we believe stock selection will be more critical than ever going forward. During periods of heightened fear and uncertainty, such as the recent recession, investors are less likely to differentiate among stocks. However, as the economy and financial markets return to greater stability, correlation among stocks tends to decrease, and good stock selection is rewarded. While we do not expect strong growth in U.S. GDP in the near term, we anticipate opportunities to increase the portfolio’s holdings in existing positions as well as to establish new positions at attractive valuations.

PRIMECAP Management Company
July 12, 2012

Vanguard Capital Growth Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	88	500
Median Market Cap	$37.5B	$56.8B
Price/Earnings Ratio	15.8x	15.3x
Price/Book Ratio	2.7x	2.2x
Yield[2]	1.1%	2.2%
Return on Equity	21.7%	19.7%
Earnings Growth Rate	11.7%	9.7%
Foreign Holdings	12.3%	—
Turnover Rate[3]	5%	—
Expense Ratio[4]	0.42%	—
Short-Term Reserves	2.0%	—

Volatility Measures
	Portfolio Versus
	Comparative Index[1]
R-Squared		0.97
Beta		1.04

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	8.9%	11.0%
Consumer Staples	1.1	11.3
Energy	5.0	10.8
Financials	4.7	14.4
Health Care	30.5	12.0
Industrials	15.3	10.5
Information Technology	30.0	19.7
Materials	4.3	3.4
Telecommunication Services	0.0	3.2
Utilities	0.2	3.7

Ten Largest Holdings[5] (% of total net assets)

Biogen Idec Inc.	Biotechnology	5.8%
Amgen Inc.	Biotechnology	5.6
FedEx Corp.	Air Freight
	& Logistics	3.9
Eli Lilly & Co.	Pharmaceuticals	3.8
Google Inc. Class A	Internet Software
	& Services	3.5
Texas Instruments Inc.	Semiconductors	3.3
Roche Holding AG	Pharmaceuticals	3.2
Microsoft Corp.	Systems Software	3.2
Novartis AG ADR	Pharmaceuticals	3.0
Medtronic Inc.	Health Care
	Equipment	2.9
Top Ten		38.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 Annualized.
4 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.41%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 3, 2002–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
				Since
	Inception Date	One Year	Five Years	Inception
Capital Growth Portfolio	12/3/2002	–0.63%	2.87%	9.01%

1 Six months ended June 30, 2012.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.9%)
Consumer Discretionary (8.4%)
*	DIRECTV Class A	184,061	8,986
	Whirlpool Corp.	77,900	4,764
	TJX Cos. Inc.	85,700	3,679
	Walt Disney Co.	70,300	3,409
	Limited Brands Inc.	69,000	2,934
	Carnival Corp.	73,000	2,502
*	Bed Bath & Beyond Inc.	37,600	2,324
	Mattel Inc.	55,600	1,804
	Sony Corp. ADR	124,300	1,770
*	Amazon.com Inc.	3,800	868
	Kohl’s Corp.	10,000	455
			33,495
Consumer Staples (1.0%)
	Costco Wholesale Corp.	39,750	3,776
	Procter & Gamble Co.	5,700	349
			4,125
Energy (4.7%)
	Noble Energy Inc.	66,900	5,674
	Schlumberger Ltd.	50,500	3,278
	EOG Resources Inc.	32,600	2,938
	Peabody Energy Corp.	54,800	1,344
	Hess Corp.	30,550	1,327
	Petroleo Brasileiro SA ADR
	Type A	55,200	1,001
	Cenovus Energy Inc.	27,300	868
	National Oilwell Varco Inc.	12,300	793
	Encana Corp.	33,200	692
	Exxon Mobil Corp.	6,400	548
*	Southwestern Energy Co.	12,700	405
			18,868
Financials (4.4%)
	Marsh &
	McLennan Cos. Inc.	239,900	7,732
	Charles Schwab Corp.	354,400	4,582
	Chubb Corp.	33,400	2,432
*	Berkshire Hathaway Inc.
	Class B	28,950	2,413
	Progressive Corp.	24,300	506
			17,665
Health Care (28.6%)
*	Biogen Idec Inc.	161,800	23,361
	Amgen Inc.	305,971	22,348
	Eli Lilly & Co.	357,700	15,349
	Roche Holding AG	75,100	12,972
	Novartis AG ADR	211,950	11,848
	Medtronic Inc.	300,400	11,635
	Johnson & Johnson	76,700	5,182
*	Life Technologies Corp.	91,809	4,130

			Market
			Value•
		Shares	($000)
	GlaxoSmithKline plc ADR	75,600	3,445
*	Boston Scientific Corp.	424,802	2,409
	Abbott Laboratories	16,300	1,051
	Sanofi ADR	16,100	608
			114,338
Industrials (14.4%)
	FedEx Corp.	169,000	15,482
	Honeywell
	International Inc.	118,000	6,589
	C.H. Robinson
	Worldwide Inc.	101,300	5,929
	Southwest Airlines Co.	473,050	4,362
	United Parcel Service Inc.
	Class B	48,550	3,824
	Caterpillar Inc.	42,900	3,643
	Union Pacific Corp.	27,900	3,329
	Boeing Co.	41,800	3,106
*	Alaska Air Group Inc.	64,100	2,301
	Deere & Co.	26,400	2,135
	European Aeronautic
	Defence and Space Co.
	NV	57,400	2,037
	Canadian Pacific
	Railway Ltd.	20,600	1,509
	Donaldson Co. Inc.	40,400	1,348
	Expeditors International of
	Washington Inc.	22,000	852
	PACCAR Inc.	13,700	537
	Granite Construction Inc.	19,300	504
			57,487
Information Technology (28.1%)
*	Google Inc. Class A	23,900	13,864
	Texas Instruments Inc.	457,400	13,123
	Microsoft Corp.	419,200	12,823
*	Adobe Systems Inc.	323,600	10,475
	Oracle Corp.	348,200	10,341
	Intuit Inc.	172,200	10,220
	QUALCOMM Inc.	135,600	7,550
	Intel Corp.	169,900	4,528
*	EMC Corp.	128,000	3,281
	Accenture plc Class A	46,950	2,821
	Visa Inc. Class A	22,100	2,732
*	Symantec Corp.	166,800	2,437
	Telefonaktiebolaget LM
	Ericsson ADR	231,500	2,114
	Hewlett-Packard Co.	99,850	2,008
	KLA-Tencor Corp.	39,900	1,965
*	NVIDIA Corp.	139,550	1,929
*	Micron Technology Inc.	274,100	1,730
	Applied Materials Inc.	138,100	1,583
	Corning Inc.	113,650	1,469

		Market
		Value•
	Shares	($000)
Plantronics Inc.	43,250	1,445
Motorola Solutions Inc.	23,935	1,151
* Research In Motion Ltd.	143,000	1,057
ASML Holding NV	14,787	760
Activision Blizzard Inc.	50,000	599
Cisco Systems Inc.	24,000	412
		112,417
Materials (4.1%)
Potash Corp. of
Saskatchewan Inc.	193,100	8,437
Monsanto Co.	76,700	6,349
Praxair Inc.	8,500	924
Freeport-McMoRan
Copper & Gold Inc.	13,188	449
		16,159
Telecommunication Services (0.0%)
Sprint Nextel Corp.	1,950	6

Utilities (0.2%)
* AES Corp.	58,800	755
Total Common Stocks
(Cost $341,168)		375,315
Temporary Cash Investment (1.9%)
Money Market Fund (1.9%)
1 Vanguard Market
Liquidity Fund, 0.148%
(Cost $7,547)	7,546,865	7,547
Total Investments (95.8%)
(Cost $348,715)		382,862
Other Assets and Liabilities (4.2%)
Other Assets		18,152
Liabilities		(1,551)
		16,601
Net Assets (100%)
Applicable to 24,515,788 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		399,463
Net Asset Value Per Share		$16.29

At June 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		359,822
Undistributed Net Investment Income		2,276
Accumulated Net Realized Gains		3,213
Unrealized Appreciation (Depreciation)
Investment Securities		34,147
Foreign Currencies		5
Net Assets		399,463

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends[1]	3,765
Interest[2]	4
Security Lending	11
Total Income	3,780
Expenses
Investment Advisory Fees—Note B	291
The Vanguard Group—Note C
Management and Administrative	446
Marketing and Distribution	48
Custodian Fees	5
Shareholders’ Reports	7
Total Expenses	797
Net Investment Income	2,983
Realized Net Gain (Loss)
Investment Securities Sold	6,468
Foreign Currencies	(3)
Realized Net Gain (Loss)	6,465
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	14,066
Foreign Currencies	(9)
Change in Unrealized Appreciation
(Depreciation)	14,057
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,505

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,983	3,795
Realized Net Gain (Loss)	6,465	2,778
Change in Unrealized Appreciation (Depreciation)	14,057	(13,171)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,505	(6,598)
Distributions
Net Investment Income	(3,860)	(3,201)
Realized Capital Gain[3]	(5,896)	(9,383)
Total Distributions	(9,756)	(12,584)
Capital Share Transactions
Issued	33,587	109,109
Issued in Lieu of Cash Distributions	9,756	12,584
Redeemed	(27,659)	(69,534)
Net Increase (Decrease) from Capital Share Transactions	15,684	52,159
Total Increase (Decrease)	29,433	32,977
Net Assets
Beginning of Period	370,030	337,053
End of Period[4]	399,463	370,030

1 Dividends are net of foreign withholding taxes of $218,000.
2 Interest income from an affiliated company of the portfolio was $4,000.
3 Includes fiscal 2011 short-term gain distributions totaling $220,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $2,276,000 and $3,156,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.69	$16.38	$15.04	$12.42	$18.55	$17.06
Investment Operations
Net Investment Income	.124	.154	.156[1]	.125	.150	.142
Net Realized and Unrealized Gain (Loss)
on Investments	.893	(.274)	1.759	3.705	(5.610)	1.918
Total from Investment Operations	1.017	(.120)	1.915	3.830	(5.460)	2.060
Distributions
Dividends from Net Investment Income	(.165)	(.145)	(.135)	(.145)	(.150)	(.132)
Distributions from Realized Capital Gains	(.252)	(.425)	(.440)	(1.065)	(.520)	(.438)
Total Distributions	(.417)	(.570)	(.575)	(1.210)	(.670)	(.570)
Net Asset Value, End of Period	$16.29	$15.69	$16.38	$15.04	$12.42	$18.55

Total Return	6.40%	–0.93%	13.08%	34.30%	–30.36%	12.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$399	$370	$337	$313	$251	$344
Ratio of Total Expenses to
Average Net Assets	0.41%	0.42%	0.44%	0.45%	0.42%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.03%	1.05%[1]	0.93%	0.90%	0.86%
Portfolio Turnover Rate	5%	11%	7%	8%	18%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2012, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	360,306	15,009	—
Temporary Cash Investments	7,547	—	—
Total	367,853	15,009	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2012, the portfolio realized net foreign currency losses of $3,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2012, the cost of investment securities for tax purposes was $348,715,000. Net unrealized appreciation of investment securities for tax purposes was $34,147,000, consisting of unrealized gains of $64,776,000 on securities that had risen in value since their purchase and $30,629,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2012, the portfolio purchased $8,895,000 of investment securities and sold $19,640,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	2,045	6,641
Issued in Lieu of Cash Distributions	579	756
Redeemed	(1,690)	(4,392)
Net Increase (Decrease) in Shares Outstanding	934	3,005

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 68% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,063.95	$2.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.82	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate sub- portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and stock trading at attractive valuation levels. The firm has managed the portfolio since its inception in 2002.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark index and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the portfolio to remain competitive versus its benchmark index and peer-group average. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

Vanguard® Diversified Value Portfolio

Vanguard Diversified Value Portfolio returned 10.31% for the six months ended June 30, 2012, beating both its benchmark index and the average return of its peer group. The portfolio also outperformed the broad U.S. market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Traditional value sectors
delivered strong results
The Diversified Value Portfolio’s focus on attractively priced stocks with generous dividend yields paid off during a volatile half-year. Although growth stocks generally led the way in the broad U.S. market, the portfolio’s emphasis on dividends in a low-interest-rate environment, combined with its advisor’s astute stock picks, helped it deliver a strong performance for the period.

The portfolio posted gains in nine of its ten sectors. The financial, industrial, and consumer staples sectors contributed most to the portfolio’s overall performance.

Financials, the portfolio’s largest sector allocation, did best. Large banks and financial services companies delivered double-digit returns. Although financial companies have struggled since the 2008 credit crisis, they have rebounded over the past six months. Some of the best results came from credit card companies and banks, which have seen their lending businesses improve as they have overcome some of the legacies associated with the deep recession and weak housing market.

Industrial stocks, traditionally a reliable source of dividend income, also stood out. Industrial conglomerates and large machinery manufacturers, including those that sell electronic components and aerospace parts, benefited from the strength of the U.S. economic expansion earlier in the period.

The consumer staples sector was another source of strength as tobacco, food, and beverage companies produced double-digit gains.

The only sector to do poorly across the board was energy. Large oil and gas companies suffered as investors grew increasingly concerned over softening global demand for oil and its potential effect on the sector’s profitability.

As stocks rise and fall,
focus on the long term
Vanguard Diversified Value Portfolio’s investment strategy helped it successfully navigate through a volatile period for stock markets. But that doesn’t mean the portfolio will outperform in every single period. As you well know, ups and downs are an inevitable part of investing in stocks.

We want you to be well-positioned no matter what the market conditions. That’s why we encourage you to keep a long-term perspective and to develop a balanced and well-diversified portfolio consistent with your goals and time horizon.

Vanguard Diversified Value Portfolio, with its low costs and talented advisor, can play an important role in such a carefully considered investment plan.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Diversified Value Portfolio		10.31%
Russell 1000 Value Index		8.68
Variable Insurance Large-Cap Value Funds Average[1]		7.33

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.39%	0.88%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Diversified Value Portfolio’s annualized expense ratio was 0.37%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 10.31% for the six months ended June 30, 2012, compared with an 8.68% return for the Russell 1000 Value Index.

The investment environment
Over the past six months, the U.S. equity markets have generated modest positive returns. Your portfolio has done somewhat better than its benchmark index. The standout performer worldwide has been the tech-heavy Nasdaq, and that result is largely dependent on the strength and weight of Apple. None of us needs to be reminded of the impact of Apple’s products.

Markets in the rest of the world were mixed. Weakness in southern Europe is understandable and related to the euro. Commodities have continued a year-long price decline, with the exception of a few weather-related agricultural products. A strong dollar could explain some of this drop, but underlying economic demand is also weak. China, which had been a primary driver in the commodity markets because of its amazing and possibly overstated growth rate, is slowing down.

Central banks worldwide are desperately trying to stimulate their respective economies, but countries with significant amounts of sovereign debt and outsized banking sectors have had difficulty responding. This is the third year of concern over the Eurozone as it “kicks the can down the road.” Is it possible that it has fixed the problem? It would seem that in the end, the European Common Market has two choices: to become either “The United States of Europe” or “The Former Members of the Euro Pact.”

After record gains, the U.S. economy seems to be slowing, and earnings have been affected. Many large U.S. companies have significant foreign earnings, and a strong dollar penalizes the reporting of these results. In time, declining commodities should benefit domestic results, but there will be time lags and accounting adjustments. Equity prices will experience volatility around political events as both sides of the ballot hurt perceptions of the economy.

Our successes and shortfalls
Our stock selection in consumer staples was the primary contributor to relative outperformance, largely thanks to beverage producer Diageo, along with tobacco stocks Altria and Philip Morris International. Stock selection in financials also added significantly, with strong returns from American Express, Capital One Financial, SLM, and Wells Fargo. Our industrials, particularly Cooper Industries and Raytheon, provided a further boost. These three sectors together were responsible for almost 75% of the total portfolio return.

On the other hand, our stock selection in health care hurt relative performance. Medical supplier Medtronic lagged, and we were further penalized for not owning stronger performers United Health, Amgen, and Merck.

Our portfolio positioning
As we have stated before, while there are no guarantees, we feel our investments have limited exposure to the European Common Market and the euro. We should participate as financials gain a stronger footing and return to higher dividend payout ratios. Our portfolio has a lower price-to-earnings ratio than its benchmark index has. We would hope that less economically sensitive selections with better price characteristics will generate adequate returns.

James P. Barrow, Executive Director
Barrow, Hanley, Mewhinney & Strauss, LLC
July 18, 2012

Significant Portfolio Changes
Six Months Ended June 30, 2012

New Positions	Comments
Phillips 66	We have increased our position in this stock, which is a spinoff from ConocoPhillips. While refining spreads have low predictability, we think the company is valued at approximately six times
earnings.
Public Service Enterprise Group	This New Jersey utility is depressed because of lower electric utility prices, which fluctuate with natural gas prices. We feel the worst is over in that regard and expect power prices to rise as coal generating capacity shrinks.
Seadrill (US)	The company is one of the dominant forces in offshore deep-
water drilling, with a modern fleet of ships. While its price-to-
earnings ratio is not low, its 9% dividend yield is an offsetting factor. We believe the future level of developmental drilling will increase even at lower prices.

Closed Positions	Comments
Hewlett-Packard	The stock is suffering from unproven management, very low
predictability, high debt levels, intense competition, low confidence, and a modest yield.

Vanguard Diversified Value Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	50	690	3,694
Median Market Cap	$59.9B	$32.8B	$33.1B
Price/Earnings Ratio	13.7x	13.9x	16.1x
Price/Book Ratio	1.8x	1.4x	2.1x
Yield[3]	2.2%	2.6%	2.1%
Return on Equity	17.6%	13.6%	18.1%
Earnings Growth Rate	5.9%	1.7%	9.4%
Foreign Holdings	8.1%	0.0%	0.0%
Turnover Rate[4]	9%	—	—
Expense Ratio[5]	0.39%	—	—
Short-Term Reserves	4.7%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.97		0.95
Beta	0.97		0.94

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	5.1%	7.7%	11.9%
Consumer Staples	13.8	7.2	9.9
Energy	13.2	16.5	10.0
Financials	21.7	26.2	15.9
Health Care	13.6	11.8	12.0
Industrials	12.9	9.2	10.8
Information Technology	7.2	6.7	19.1
Materials	0.5	3.9	3.9
Telecommunication
Services	4.8	3.7	2.9
Utilities	7.2	7.3	3.7

Ten Largest Holdings[6] (% of total net assets)

Philip Morris
International Inc.	Tobacco	4.7%
American Express Co.	Consumer Finance	3.9
Pfizer Inc.	Pharmaceuticals	3.3
Wells Fargo & Co.	Diversified Banks	3.1
Occidental	Integrated Oil
Petroleum Corp.	& Gas	3.0
Spectra Energy Corp.	Oil & Gas Storage
	& Transportation	3.0
Diageo plc ADR	Distillers &
	Vintners	3.0
Imperial Tobacco
Group plc ADR	Tobacco	2.9
International Business	IT Consulting &
Machines Corp.	Other Services	2.9
Microsoft Corp.	Systems Software	2.9
Top Ten		32.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Diversified Value Portfolio’s annualized expense ratio was 0.37%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	6.66%	–0.91%	6.38%

1 Six months ended June 30, 2012.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.6%)
Consumer Discretionary (4.9%)
Carnival Corp.	465,400	15,949
Service Corp.	809,000	10,007
Target Corp.	157,800	9,183
CBS Corp. Class B	121,800	3,993
		39,132
Consumer Staples (13.2%)
Philip Morris
International Inc.	432,400	37,731
Diageo plc ADR	230,600	23,768
Imperial Tobacco Group plc
ADR	301,000	23,245
Altria Group Inc.	434,400	15,008
CVS Caremark Corp.	137,100	6,407
		106,159
Energy (12.6%)
Occidental Petroleum Corp.	280,800	24,084
Spectra Energy Corp.	825,000	23,974
ConocoPhillips	401,344	22,427
1 Phillips 66	427,172	14,199
Seadrill Ltd.	223,300	7,932
Marathon Petroleum Corp.	112,300	5,045
Marathon Oil Corp.	166,300	4,252
		101,913
Financials (20.7%)
American Express Co.	533,800	31,072
Wells Fargo & Co.	739,100	24,716
PNC Financial Services
Group Inc.	374,872	22,908
JPMorgan Chase & Co.	548,550	19,600
Capital One Financial Corp.	319,700	17,475
Bank of America Corp.	1,446,446	11,832
SLM Corp.	722,300	11,347
XL Group plc Class A	494,300	10,400
State Street Corp.	209,800	9,365
Citigroup Inc.	288,530	7,909
		166,624
Health Care (13.0%)
Pfizer Inc.	1,156,914	26,609
Baxter International Inc.	427,100	22,701
Johnson & Johnson	319,600	21,592
Medtronic Inc.	532,000	20,604
WellPoint Inc.	208,600	13,307
		104,813

		Market
		Value•
	Shares	($000)
Industrials (12.4%)
Raytheon Co.	396,300	22,426
General Electric Co.	1,029,400	21,453
Honeywell
International Inc.	283,200	15,814
Cooper Industries plc	205,600	14,018
Illinois Tool Works Inc.	227,900	12,054
Xylem Inc.	325,300	8,188
Exelis Inc.	325,200	3,206
ITT Corp.	141,500	2,490
		99,649
Information Technology (6.9%)
International Business
Machines Corp.	118,200	23,118
Microsoft Corp.	751,500	22,988
Intel Corp.	356,300	9,495
		55,601
Materials (0.4%)
EI du Pont de Nemours & Co.	69,200	3,500

Telecommunication Services (4.6%)
AT&T Inc.	485,727	17,321
Vodafone Group plc ADR	357,000	10,060
Verizon
Communications Inc.	213,660	9,495
		36,876
Utilities (6.9%)
Public Service Enterprise
Group Inc.	583,200	18,954
CenterPoint Energy Inc.	873,200	18,049
Entergy Corp.	195,100	13,245
Dominion Resources Inc.	100,400	5,422
		55,670
Total Common Stocks
(Cost $738,172)		769,937

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (4.8%)
Money Market Fund (4.8%)
2 Vanguard Market
Liquidity Fund, 0.148%
(Cost $38,378)	38,378,000	38,378
Total Investments (100.4%)
(Cost $776,550)		808,315
Other Assets and Liabilities (–0.4%)
Other Assets		3,043
Liabilities		(6,054)
		(3,011)
Net Assets (100%)
Applicable to 59,452,145 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		805,304
Net Asset Value Per Share		$13.55

At June 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		791,914
Undistributed Net Investment Income		7,978
Accumulated Net Realized Losses		(26,353)
Unrealized Appreciation (Depreciation)		31,765
Net Assets		805,304

• See Note A in Notes to Financial Statements.
1 Non-income producing security—new issue that has not paid a dividend as of June 30, 2012.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends	11,170
Interest[1]	11
Total Income	11,181
Expenses
Investment Advisory Fees—Note B
Basic Fee	486
Performance Adjustment	(30)
The Vanguard Group—Note C
Management and Administrative	863
Marketing and Distribution	84
Custodian Fees	8
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,422
Net Investment Income	9,759
Realized Net Gain (Loss) on
Investment Securities Sold	14,573
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	51,202
Net Increase (Decrease) in Net Assets
Resulting from Operations	75,534

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,759	18,421
Realized Net Gain (Loss)	14,573	9,854
Change in Unrealized Appreciation (Depreciation)	51,202	(228)
Net Increase (Decrease) in Net Assets Resulting from Operations	75,534	28,047
Distributions
Net Investment Income	(18,488)	(15,585)
Realized Capital Gain	—	—
Total Distributions	(18,488)	(15,585)
Capital Share Transactions
Issued	53,817	78,332
Issued in Lieu of Cash Distributions	18,488	15,585
Redeemed	(56,098)	(145,602)
Net Increase (Decrease) from Capital Share Transactions	16,207	(51,685)
Total Increase (Decrease)	73,253	(39,223)
Net Assets
Beginning of Period	732,051	771,274
End of Period[2]	805,304	732,051

1 Interest income from an affiliated company of the portfolio was $11,000.
2 Net Assets—End of Period includes undistributed net investment income of $7,978,000 and $16,707,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.57	$12.33	$11.55	$9.57	$16.33	$16.53
Investment Operations
Net Investment Income	.167	.315	.249	.303	.410	.360
Net Realized and Unrealized Gain (Loss)
on Investments	1.133	.175	.821	2.097	(5.960)	.280
Total from Investment Operations	1.300	.490	1.070	2.400	(5.550)	.640
Distributions
Dividends from Net Investment Income	(.320)	(.250)	(.290)	(.420)	(.390)	(.310)
Distributions from Realized Capital Gains	—	—	—	—	(.820)	(.530)
Total Distributions	(.320)	(.250)	(.290)	(.420)	(1.210)	(.840)
Net Asset Value, End of Period	$13.55	$12.57	$12.33	$11.55	$9.57	$16.33

Total Return	10.31%	3.92%	9.33%	26.92%	–36.14%	3.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$805	$732	$771	$718	$594	$1,030
Ratio of Total Expenses to
Average Net Assets[1]	0.37%	0.39%	0.40%	0.42%	0.37%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.41%	2.15%	2.95%	3.05%	2.24%
Portfolio Turnover Rate	9%	14%	12%	24%	15%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.02%), (0.01%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the six months ended June 30, 2012, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $30,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $114,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard Diversified Value Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2011, the portfolio had available capital loss carryforwards totaling $40,898,000 to offset future net capital gains of $21,027,000 through December 31, 2016, $6,738,000 through December 31, 2017, and $13,133,000 through December 31, 2018. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2012; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2012, the cost of investment securities for tax purposes was $776,550,000. Net unrealized appreciation of investment securities for tax purposes was $31,765,000, consisting of unrealized gains of $152,593,000 on securities that had risen in value since their purchase and $120,828,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2012, the portfolio purchased $33,723,000 of investment securities and sold $59,062,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	4,068	6,236
Issued in Lieu of Cash Distributions	1,348	1,206
Redeemed	(4,221)	(11,716)
Net Increase (Decrease) in Shares Outstanding	1,195	(4,274)

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 39% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,103.12	$1.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.02	1.86

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. The board determined that the retention of Barrow Hanley was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Barrow Hanley, founded in 1979, is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below average price-to-earnings and price-to-book value ratios, and above-average current yields. The firm has managed the portfolio since its inception in 1999.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark index and peer group. The board concluded that the advisor has carried out the portfolio’s investment strategy in disciplined fashion, and that performance results have allowed the portfolio to remain competitive versus its benchmark index and its peer group. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee, because Barrow Hanley is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Barrow Hanley without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

Vanguard® Equity Income Portfolio

Vanguard Equity Income Portfolio returned 7.42% for the six months ended June 30, 2012, a bit behind the return of its benchmark index but ahead of the average return of its peers. The portfolio met its objective of delivering above-market dividend income to investors.

At the end of June, the portfolio’s 30-day SEC yield stood at 3.07%, about 1.1 percentage points higher than that of the broad U.S. stock market, as measured by Vanguard Total Stock Market Index Portfolio.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Investors sought dividends
as markets headed south
Vanguard Equity Income Portfolio’s mission is to invest in high-quality stocks that regularly pay dividends to their shareholders. Despite volatility in the U.S. stock market throughout the spring, nine of the portfolio’s ten sectors produced positive returns for the six months.

During the stock market rally at the beginning of the period, the Equity Income Portfolio remained a few steps behind the broad market, which was led largely by growth-oriented stocks that typically don’t pay high dividends. However, in the latter part of the period, investors faced with the uncertainties around the Eurozone debt crisis and global growth were drawn to the perceived stability of stocks that have the potential to generate steady dividend income. This shift, to an extent, seemed to shield the Equity Income Portfolio; it gave back some earlier gains but fared better than the broad U.S. market in the second quarter.

The industrials, consumer staples, and information technology sectors contributed most to the portfolio’s six-month performance. Industrial stocks, historically a reliable source of dividend income, did best, led by industrial conglomerates and machinery manufacturers. Consumer staples, representing the largest sector allocation in the portfolio, also did well as tobacco, food, and beverage companies produced double-digit gains.

Information technology stocks were another bright spot. Blue-chip tech holdings, including software companies, chip makers, and consulting firms, turned in strong performances.

The energy sector was the weakest performer for the six months, and the only industry sector to post a negative return. The portfolio’s energy holdings underperformed their counterparts in the benchmark by nearly two percentage points. Other sources of subpar performance relative to the benchmark included a few bad selections among consumer staples and information technology stocks.

Diversification is important
in all market conditions
As you have seen over the past six months, the stock market’s performance can vary greatly even within a short period of time.

Regardless of the market conditions, we encourage you to hold a diversified portfolio that appropriately reflects your individual risk tolerance and time horizon. Vanguard Equity Income Portfolio can play an important role in such a balanced investment program.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Equity Income Portfolio		7.42%
FTSE High Dividend Yield Index		8.07
Variable Insurance Equity Income Funds Average[1]		7.31

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.33%	0.88%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Equity Income Portfolio’s annualized expense ratio was 0.33%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned 7.42% for the six months ended June 30, 2012. The benchmark FTSE High Dividend Yield Index returned 8.07%, and variable insurance equity income peer funds returned an average of 7.31%.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the first half of 2012 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 18, 2012.

Wellington Management
Company, LLP

Portfolio Manager:
W. Michael Reckmeyer, III, CFA,
Senior Vice President and Equity Portfolio Manager

Investment environment
After a strong first quarter, equity markets retreated over the next three months as economic activity decelerated globally and concerns over European sovereign debt took center stage. We expect growth to resume, but at a subpar recovery rate and with varying degrees of success by region. Other prospective risks include unsustainable deficits and looming tax increases in the United States, tensions in the Middle East, and the outcome of the U.S. election.

U.S. growth has been slower than expected because of moderating employment gains and slowing industrial activity. On the other hand, we are encouraged by improving auto sales, signs of a recovery in the housing market, and lower oil prices, which should help increase consumers’ disposable income. We don’t expect a recession, but the fiscal headwinds and uncertainties about the political election do indicate below-trend growth.

Europe remains in a recession. Southern Europe is the most negatively affected because of its banking and sovereign debt challenges, but northern Europe is also experiencing recessionary conditions.

We expect to see continued volatility as authorities attempt to resolve the region’s fiscal and monetary issues.

The Chinese economy continues to decelerate as the government attempts to control its property bubble. The government has begun some stimulus efforts, and we remain hopeful that economic activity will improve in the second half of the year.

Transactions
Significant purchases during the period included additions to our position in financial services company JPMorgan Chase and new positions in industrial

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	391	Employs a fundamental approach to identify desirable
Company, llp			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Equity Investment Group	34	213	Uses quantitative management, making the primary
			assessment of a company’s future prospects by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments	2	15	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest cash
			position.

Vanguard Equity Income Portfolio

company United Technologies, pharmaceutical company Roche, and materials company International Paper. We eliminated Sherwin-Williams as it hit our target price, trimmed McDonald’s and Home Depot as they approached our target prices, and eliminated Republic Services and PG&E because of eroding fundamentals.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R.Roach, CFA

For the first half of the fiscal year, the Equity Income Portfolio returned 7.42%, trailing its benchmark index by 0.65 percentage points. Income-oriented stocks, the focus of your investment, underperformed their growth counterparts by 2 percentage points. Returns were strongest in telecommunication services, information technology, and industrials; energy companies lagged. However, all ten sectors registered positive returns.

Strong U.S. stock market performance in the first three months of the fiscal year eroded between April and June. Concerns over Europe and signs of slowing economic growth in the United States and China affected performance and contributed to volatility. Looking ahead to the rest of the year, brighter spots include falling energy prices, low inflation and interest rates, and signs of improvement in the housing market. However, continued uncertainty about Europe, expiring domestic tax cuts, a stubbornly high unemployment rate, and the results of the upcoming U.S. presidential election could continue to weigh on the markets.

While overall portfolio performance is affected by this macroeconomic backdrop, our approach to investing focuses on stock fundamentals. Our model has five components: 1) valuation, which measures the price we pay for earnings and cash flows; 2) growth, which considers the growth of earnings when factoring how much we pay for them; 3) management decisions, which looks at the actions taken by company management who, privy to their knowledge of a company’s prospects and earnings, signal their opinions of a firm’s future; 4) market sentiment, which captures how investors reflect their opinions of a company through their activity in the market; and 5) quality, which measures balance sheet strength and the sustainability of earnings. Our risk-control process then neutralizes our exposure to market capitalization, volatility, and industry risks relative to our benchmark. In our view, such exposures are not justified by the rewards available.

For the six months, our stock selection results were mixed. Our growth, quality, and valuation components contributed positively to performance, while our market sentiment and management decisions models detracted.

Our stock selection results were positive in five sectors, neutral in two, and negative in the remaining three. Company selections within consumer discretionary and materials contributed the most to our relative returns. In consumer discretionary, overweight positions in Foot Locker, Brinker International, and Polaris Industries did best. In materials, overweight positions in Eastman Chemical, PPG Industries, and Myers Industries were the top contributors. Selection results in financials, energy, and consumer staples detracted. Our positions in Prudential Financial and Invesco (financial services), Supervalu and Colgate-Palmolive (consumer staples), and Marathon Petroleum and Marathon Oil (energy) weighed most on our relative performance.

While we cannot predict how the broader political or economic events will affect the markets, we are confident that stocks will deliver worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan. We thank you for your investment and look forward to the second half of the fiscal year.

Vanguard Equity Income Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	141	435	3,694
Median Market Cap	$70.7B	$90.0B	$33.1B
Price/Earnings Ratio	13.5x	14.4x	16.1x
Price/Book Ratio	2.1x	2.2x	2.1x
Yield[3]	3.1%	3.4%	2.1%
Return on Equity	19.4%	20.2%	18.1%
Earnings Growth Rate	3.4%	3.5%	9.4%
Foreign Holdings	6.5%	0.0%	0.0%
Turnover Rate[4]	27%	—	—
Expense Ratio[5]	0.33%	—	—
Short-Term Reserves	3.1%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.99		0.93
Beta	0.98		0.80

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	7.5%	5.7%	11.9%
Consumer Staples	16.5	19.9	9.9
Energy	12.7	12.8	10.0
Financials	12.6	9.6	15.9
Health Care	13.2	12.6	12.0
Industrials	12.6	12.2	10.8
Information Technology	9.4	8.9	19.1
Materials	3.6	3.9	3.9
Telecommunication
Services	4.9	5.9	2.9
Utilities	7.0	8.5	3.7

Ten Largest Holdings[6] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil
	& Gas	4.6%
Chevron Corp.	Integrated Oil
	& Gas	3.9
Johnson & Johnson	Pharmaceuticals	3.5
AT&T Inc.	Integrated
	Telecommunication
	Services	3.3
Merck & Co. Inc.	Pharmaceuticals	3.2
Pfizer Inc.	Pharmaceuticals	3.1
Microsoft Corp.	Systems Software	2.9
General Electric Co.	Industrial
	Conglomerates	2.8
Intel Corp.	Semiconductors	2.7
Philip Morris
International Inc.	Tobacco	2.6
Top Ten		32.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Equity Income Portfolio’s annualized expense ratio was 0.33%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	9.13%	1.48%	6.22%

1 Six months ended June 30, 2012.
2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.1%)[1]
Consumer Discretionary (7.3%)
Home Depot Inc.	284,500	15,076
Lowe’s Cos. Inc.	265,600	7,554
McDonald’s Corp.	70,696	6,259
Thomson Reuters Corp.	133,600	3,801
Mattel Inc.	111,000	3,601
Kohl’s Corp.	69,700	3,171
Foot Locker Inc.	40,900	1,251
Brinker International Inc.	38,800	1,236
Darden Restaurants Inc.	24,400	1,235
Regal Entertainment Group
Class A	78,500	1,080
Cinemark Holdings Inc.	14,700	336
Garmin Ltd.	4,800	184
Time Warner Inc.	3,600	138
		44,922
Consumer Staples (16.2%)
Philip Morris
International Inc.	185,673	16,202
Kraft Foods Inc.	303,152	11,708
Kimberly-Clark Corp.	107,360	8,994
PepsiCo Inc.	119,600	8,451
Procter & Gamble Co.	124,700	7,638
Altria Group Inc.	213,980	7,393
Unilever NV	195,400	6,517
General Mills Inc.	158,600	6,112
Wal-Mart Stores Inc.	81,685	5,695
Sysco Corp.	179,000	5,336
Coca-Cola Co.	60,212	4,708
Imperial Tobacco Group plc	54,760	2,110
Reynolds American Inc.	39,900	1,790
Lorillard Inc.	12,500	1,649
Safeway Inc.	64,300	1,167
Universal Corp.	24,162	1,119
ConAgra Foods Inc.	38,700	1,003
Herbalife Ltd.	16,600	802
British American Tobacco plc	15,287	777
Walgreen Co.	18,900	559
Colgate-Palmolive Co.	5,000	521
Campbell Soup Co.	6,200	207
		100,458
Energy (12.3%)
Exxon Mobil Corp.	329,600	28,204
Chevron Corp.	226,400	23,885
Royal Dutch Shell plc
Class B	235,112	8,211
ConocoPhillips	145,520	8,132
Occidental Petroleum Corp.	69,200	5,935
Marathon Oil Corp.	33,450	855
Marathon Petroleum Corp.	12,700	571
Williams Cos. Inc.	16,300	470
		76,263

		Market
		Value•
	Shares	($000)
Exchange-Traded Fund (1.0%)
2 Vanguard Value ETF	104,300	5,834

Financials (12.1%)
JPMorgan Chase & Co.	427,000	15,257
Marsh &
McLennan Cos. Inc.	341,700	11,013
Chubb Corp.	87,860	6,398
PNC Financial Services
Group Inc.	104,500	6,386
Wells Fargo & Co.	167,900	5,615
ACE Ltd.	75,600	5,604
BlackRock Inc.	32,900	5,587
M&T Bank Corp.	44,300	3,658
Swiss Re AG	46,846	2,953
BB&T Corp.	58,800	1,814
Allstate Corp.	48,400	1,698
Aflac Inc.	36,500	1,555
Fifth Third Bancorp	111,700	1,497
Invesco Ltd.	59,300	1,340
Protective Life Corp.	40,600	1,194
American Express Co.	14,800	861
American National
Insurance Co.	11,500	820
Huntington Bancshares Inc.	125,000	800
1st Source Corp.	19,200	434
Ameriprise Financial Inc.	5,100	266
		74,750
Health Care (12.8%)
Johnson & Johnson	316,086	21,355
Merck & Co. Inc.	479,774	20,030
Pfizer Inc.	839,128	19,300
Abbott Laboratories	69,100	4,455
Roche Holding AG	22,611	3,906
Bristol-Myers Squibb Co.	88,860	3,194
Eli Lilly & Co.	64,820	2,781
AstraZeneca plc ADR	47,100	2,108
Baxter International Inc.	25,100	1,334
Cardinal Health Inc.	10,800	454
Medtronic Inc.	8,100	314
		79,231
Industrials (12.3%)
General Electric Co.	832,652	17,353
3M Co.	124,600	11,164
United Technologies Corp.	95,600	7,221
Eaton Corp.	142,800	5,659
Stanley Black & Decker Inc.	83,700	5,387
Tyco International Ltd.	99,700	5,269
Illinois Tool Works Inc.	91,800	4,855
Waste Management Inc.	106,100	3,544
Lockheed Martin Corp.	35,100	3,057
Boeing Co.	29,600	2,199
Raytheon Co.	31,900	1,805
Northrop Grumman Corp.	25,968	1,657

		Market
		Value•
	Shares	($000)
Schneider Electric SA	23,484	1,305
NACCO Industries Inc.
Class A	10,000	1,163
Pitney Bowes Inc.	61,300	918
United Parcel Service Inc.
Class B	10,700	843
Hubbell Inc. Class B	10,000	779
Honeywell International Inc.	9,800	547
Norfolk Southern Corp.	5,500	395
Exelis Inc.	36,700	362
Aircastle Ltd.	23,600	284
Emerson Electric Co.	2,500	116
Parker Hannifin Corp.	1,200	92
		75,974
Information Technology (8.9%)
Microsoft Corp.	591,600	18,097
Intel Corp.	623,500	16,616
Analog Devices Inc.	201,100	7,575
Maxim Integrated
Products Inc.	168,300	4,315
Xilinx Inc.	113,400	3,807
Accenture plc Class A	39,000	2,344
KLA-Tencor Corp.	25,700	1,266
Molex Inc. Class A	49,200	995
Diebold Inc.	7,800	288
		55,303
Materials (3.5%)
International Paper Co.	158,000	4,568
Dow Chemical Co.	135,800	4,278
EI du Pont de
Nemours & Co.	76,791	3,883
Nucor Corp.	94,500	3,581
PPG Industries Inc.	16,300	1,730
Eastman Chemical Co.	25,160	1,267
Huntsman Corp.	76,500	990
Myers Industries Inc.	51,800	889
LyondellBasell Industries NV
Class A	10,800	435
Commercial Metals Co.	18,100	229
Freeport-McMoRan
Copper & Gold Inc.	1,200	41
		21,891
Telecommunication Services (4.8%)
AT&T Inc.	567,360	20,232
Verizon
Communications Inc.	121,702	5,408
Vodafone Group plc ADR	148,900	4,196
		29,836
Utilities (6.9%)
Xcel Energy Inc.	194,900	5,537
NextEra Energy Inc.	69,540	4,785
UGI Corp.	142,300	4,188
National Grid plc	376,028	3,985
Northeast Utilities	92,700	3,598
American Electric
Power Co. Inc.	64,000	2,554
FirstEnergy Corp.	35,700	1,756
Public Service Enterprise
Group Inc.	52,500	1,706
Consolidated Edison Inc.	27,400	1,704
PG&E Corp.	36,700	1,661
DTE Energy Co.	24,800	1,471
Pinnacle West Capital Corp.	25,800	1,335
PNM Resources Inc.	59,900	1,170
NV Energy Inc.	65,500	1,152

Vanguard Equity Income Portfolio

			Market
			Value•
		Shares	($000)
	Southern Co.	24,800	1,148
	NorthWestern Corp.	31,177	1,144
	Dominion Resources Inc.	17,550	948
	PPL Corp.	32,700	909
	Ameren Corp.	23,600	792
	Vectren Corp.	25,800	762
	Exelon Corp.	1,300	49
			42,354
Total Common Stocks
(Cost $535,040)			606,816
Temporary Cash Investments (1.8%)[1]
Money Market Fund (1.5%)
3	Vanguard Market
	Liquidity Fund, 0.148%	9,227,000	9,227

		Face
		Amount
		($000)
Repurchase Agreement (0.1%)
	UBS Securities LLC
	0.200%, 7/2/12
	(Dated 6/29/12,
	Repurchase Value
	$600,000, collateralized
	by Federal Home Loan
	Mortgage Corp.
	4.000%, 9/01/31)	600	600

U.S. Government and Agency Obligations (0.2%)
[4,5]	Freddie Mac
	Discount Notes,
	0.120%, 7/23/12	100	100
[4,5]	Freddie Mac
	Discount Notes,
	0.150%, 8/27/12	800	800
5	United States
	Treasury Note/Bond,
	1.375%, 9/15/12	100	100
			1,000
Total Temporary Cash Investments
(Cost $10,827)			10,827
Total Investments (99.9%)
(Cost $545,867)			617,643

Market
Value•
($000)
Other Assets and Liabilities (0.1%)
Other Assets	3,882
Liabilities	(3,046)
836
Net Assets (100%)
Applicable to 37,045,718 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	618,479
Net Asset Value Per Share	$16.70

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	578,863
Undistributed Net Investment Income	8,166
Accumulated Net Realized Losses	(40,613)
Unrealized Appreciation (Depreciation)
Investment Securities	71,776
Futures Contracts	287
Net Assets	618,479

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.7% and 0.2%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	10,333
Interest[1]	11
Security Lending	22
Total Income	10,366
Expenses
Investment Advisory Fees—Note B
Basic Fee	283
Performance Adjustment	8
The Vanguard Group—Note C
Management and Administrative	602
Marketing and Distribution	57
Custodian Fees	19
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	983
Net Investment Income	9,383
Realized Net Gain (Loss)
Investment Securities Sold[1]	9,563
Futures Contracts	1,636
Foreign Currencies	3
Realized Net Gain (Loss)	11,202
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	21,944
Futures Contracts	15
Foreign Currencies	(1)
Change in Unrealized Appreciation
(Depreciation)	21,958
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,543

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,383	14,932
Realized Net Gain (Loss)	11,202	15,216
Change in Unrealized Appreciation (Depreciation)	21,958	21,140
Net Increase (Decrease) in Net Assets Resulting from Operations	42,543	51,288
Distributions
Net Investment Income	(15,090)	(11,655)
Realized Capital Gain	—	—
Total Distributions	(15,090)	(11,655)
Capital Share Transactions
Issued	51,212	92,532
Issued in Lieu of Cash Distributions	15,090	11,655
Redeemed	(38,468)	(55,066)
Net Increase (Decrease) from Capital Share Transactions	27,834	49,121
Total Increase (Decrease)	55,287	88,754
Net Assets
Beginning of Period	563,192	474,438
End of Period[3]	618,479	563,192

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $76,000, $9,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $64,000.
3 Net Assets—End of Period includes undistributed net investment income of $8,166,000 and $13,870,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.93	$14.78	$13.26	$12.08	$19.79	$20.81
Investment Operations
Net Investment Income	.241	.417	.374	.414	.590	.570
Net Realized and Unrealized Gain (Loss)
on Investments	.942	1.088	1.540	1.401	(6.190)	.320
Total from Investment Operations	1.183	1.505	1.914	1.815	(5.600)	.890
Distributions
Dividends from Net Investment Income	(.413)	(.355)	(.394)	(.600)	(.600)	(.520)
Distributions from Realized Capital Gains	—	—	—	(.035)	(1.510)	(1.390)
Total Distributions	(.413)	(.355)	(.394)	(.635)	(2.110)	(1.910)
Net Asset Value, End of Period	$16.70	$15.93	$14.78	$13.26	$12.08	$19.79

Total Return	7.42%	10.27%	14.71%	16.77%	–30.91%	4.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$618	$563	$474	$409	$381	$601
Ratio of Total Expenses to
Average Net Assets[1]	0.33%	0.33%	0.35%	0.35%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	3.11%	2.92%	2.82%	3.36%	3.65%	2.79%
Portfolio Turnover Rate	27%	27%	40%	56%	60%	61%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.02%, 0.01%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard

Vanguard Equity Income Portfolio

Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $91,000 for the six months ended June 30, 2012.

For the six months ended June 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $8,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $91,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	583,569	23,247	—
Temporary Cash Investments	9,227	1,600	—
Futures Contracts—Assets[1]	286	—	—
Futures Contracts—Liabilities[1]	(9)	—	—
Total	593,073	24,847	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	28	9,495	274
E-mini S&P 500 Index	September 2012	7	475	13

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Equity Income Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2012, the portfolio realized net foreign currency gains of $3,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2011, the portfolio had available capital loss carryforwards totaling $51,535,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2012; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2012, the cost of investment securities for tax purposes was $545,867,000. Net unrealized appreciation of investment securities for tax purposes was $71,776,000, consisting of unrealized gains of $87,133,000 on securities that had risen in value since their purchase and $15,357,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2012, the portfolio purchased $114,364,000 of investment securities and sold $80,254,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	3,124	6,123
Issued in Lieu of Cash Distributions	901	757
Redeemed	(2,340)	(3,627)
Net Increase (Decrease) in Shares Outstanding	1,685	3,253

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,074.19	$1.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.22	1.66

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, llp, and The Vanguard Group, Inc. (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is backed by a long-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term. The firm has advised a portion of the portfolio since 2003.

The Vanguard Group. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark index and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that the results have allowed the portfolio to perform competitively against its benchmark index and peer-group average. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard® Growth Portfolio

Investors preferred large-cap growth stocks over value during a six-month period that felt rocky at times but was ultimately productive. For the half-year ended June 30, Vanguard Growth Portfolio returned 11.09%, about 1 percentage point ahead of both its benchmark, the Russell 1000 Growth Index, and the average return of its large-cap growth peers.

The portfolio found major success in the information technology sector. Of the portfolio’s ten industry sectors, only consumer staples and energy registered negative returns.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology powered
portfolio’s strong performance
Information technology, a mainstay in the growth-oriented arena, played a dominant role in the portfolio’s strong performance. About 40% of the portfolio’s assets were invested in the IT sector on average during the period, compared with about 30% for the benchmark. This allocation decision worked to the portfolio’s advantage, and so did the advisors’ stock choices, as more than half of the portfolio’s return came from its IT holdings.

Smartphones and tablets, along with the peripheral products and services they’ve spawned, were responsible for much of the sector’s success. Retail and business services companies and software firms also boosted the sector as consumers and businesses spent more freely on technology.

The consumer discretionary sector, the portfolio’s second-largest, also lifted returns. Internet retailers led the holdings in the sector, and lower gasoline prices meant there was also more money available for restaurants, entertainment, and home improvement projects.

The portfolio’s health care, financial, telecommunication services, and materials stocks all recorded double-digit returns as the economy showed improvement and corporate earnings remained strong. While telecommunication services is the portfolio’s smallest sector, strong stock decisions and a larger exposure than the benchmark were beneficial.

Consumer staples stocks were the portfolio’s weakest link during the period. Poor stock choices, particularly in the food and beverage group, harmed performance. Energy stocks were hurt by the depressed prices for natural gas in the United States.

For more on the strategy and positioning of the Growth Portfolio, please see the Advisors’ Report that follows.

Recent changes offered
reasons for optimism
While a six-month span is but a snapshot in a portfolio’s history, Vanguard Growth Portfolio’s performance over the recent period is encouraging and a reversal from previous years. Investors in the portfolio experienced weaker returns than the broader stock market saw over the last decade, and the portfolio also didn’t keep pace with its benchmark index and peer group.

The expansion of its advisory team in October 2010 seems to have helped the portfolio better meet its objective. Of course, both growth stocks and their value-oriented brethren move in and out of favor. But we’re confident the advisors can continue to provide competitive relative performance in large-capitalization growth stocks. Diversification is a hallmark of any sound investing program, and the Growth Portfolio can provide low-cost exposure to the large-cap sector as part of a plan that is balanced among and within stock, bond, and money market funds.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Growth Portfolio		11.09%
Russell 1000 Growth Index		10.08
Variable Insurance Large-Cap Growth Funds Average[1]		10.11

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.40%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Growth Portfolio’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 11.09% for the six months ended June 30, 2012, compared with the 10.08% return of its benchmark, the Russell 1000 Growth Index, and the 10.11% average return of peer funds.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2012 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on July 12, 2012.

Delaware Management Company

Portfolio Managers:
Christopher J. Bonavico, CFA,
Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA,
Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President,
Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA,
Senior Vice President and CIO–Focus Growth Equity

Our philosophy focuses on owning what we believe to be strong secular-growth companies with solid business models and competitive positions that can grow market share and deliver shareholder value in a variety of environments. Consistent with our philosophy, stock selection played a meaningful role in portfolio returns for the six months.

Our largest relative contributor to performance was priceline.com. The company continued to beat earnings expectations based on strong growth both domestically and in its European hotel booking business. We believe market share gains still exist in Europe, and the opportunity to expand into other regions—such as Asia—makes priceline.com a compelling growth opportunity.

Another standout was Crown Castle.

The company has reported strong earnings and growth projections in the past several quarters, helped by its key position as an infrastructure provider for wireless services. Consumer demand for wireless devices (smartphones and tablets) is strong, and the company is the leading owner and operator of wireless towers in North America.

The largest detractor from performance was Apollo Education. As the federal loans that finance most higher education undergo increased scrutiny, Apollo has implemented new selection criteria for students in order to raise their quality and likelihood of graduation. This new focus has decreased enrollment in the near-to-intermediate term and, therefore, caused earnings to be less predictable and sometimes lower than consensus expectations, leading to stock volatility and

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Delaware Management Company	35	103	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared to the intrinsic value of
			the securities.
Wellington Management	31	93	Employs proprietary fundamental research and a
Company, llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The firm’s philosophy is based on the belief that stock
			prices often overreact to short-term trends and that
			bottom-up, intensive research focused on longer-term
			fundamentals can be used to identify stocks that will
			outperform the market over time.
William Blair & Company, L.L.C.	31	92	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	3	9	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest cash
			position.

Vanguard Growth Portfolio

weakness. We have reduced our position to mitigate the increasing probability of a wider range of outcomes driven by these fundamental challenges.

EOG Resources also hurt results for the period. Volatility in the price of crude oil led to weakness in many companies with exposure to the oil industry. Although there is inevitably some correlation between EOG’s stock and the price of oil, we don’t believe the company’s business model is as volatile as the commodity price and therefore continue to hold a large position in the stock.

We believe many investors are still uncertain about the level of future global economic growth. In our view, the lingering effects of the global credit crisis could lead to moderate growth, at best. This is likely to continue to result in often conflicting economic data points and a variety of outcomes dependent on the quality of a company’s business model, competitive position, and management.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

David Ricci, CFA, Principal

U.S. equity markets posted strong results through the first six months of 2012. The period began with robust upward momentum as investors gained confidence in the strengthening U.S. economy and were comforted by stabilization in Europe. However, by the second quarter, markets reversed course because of worries over U.S. economic growth, the reintensified European debt crisis, and continued slowing growth in emerging markets. As a result, volatility and stock correlations picked up.

Stock selection was the primary driver of performance in our portion of the portfolio, consistent with our bottom-up investment process. Most of our companies reported good quarterly earnings, which boosted results. In technology, we held several strong performers, such as eBay and Apple. EBay benefited from continued solid top-line growth and margin expansion for the PayPal business as well as ongoing improvement in the marketplace division. We believe PayPal should continue to benefit from market share gains, online market growth, and the expanding area of mobile payments. Apple announced strong quarterly results from iPhone, iPad, and Mac sales. The company also launched the newest iPad and announced that it is initiating a dividend as well as a share repurchase program.

The consumer staples sector detracted because of a position in Green Mountain Coffee Roasters. The stock came under pressure as a result of slowing sales growth, driven primarily by a falling K-Cup attachment rate as the user base evolves from high-consuming early adopters to mass market. This new information severely rattled investors. We believe the current valuation is unusually punishing and based on a dire view of the situation; therefore, we have maintained our relatively small position. In technology, Google trailed peers; it slightly missed revenues in its fourth-quarter report, which disappointed investors. Also, Facebook’s initial public offering led to some investor concern about the potential threat to Google’s advertising revenues and competitive position. We believe Google should continue to benefit as advertisers shift more spending to the internet and wireless applications.

As always, we remain concentrated on our quality growth philosophy, disciplined investment process, and deep fundamental research. We believe companies with unique products or services, strong business models, and seasoned management teams can sustain growth beyond that of peers and the benchmark index. In general, we continue to find attractive investment opportunities and use volatility to our advantage to buy companies with solid risk/reward profiles.

Wellington Management Company, LLP

Portfolio Manager:
Andrew J. Shilling, CFA, Senior Vice President

Our portion of the portfolio seeks to provide long-term total returns by investing in stocks of successful growth companies. We employ proprietary fundamental research and a rigorous valuation discipline in our effort to invest in high-quality, large-cap, sustainable-growth companies. Our philosophy is based on our belief that stock prices often overreact to short-term trends and that our bottom-up, research-intensive approach, focused on longer-term fundamentals, will enable us to outperform the market over time.

Top contributors to returns included Apple and eBay. Shares of Apple moved higher after the company reported better-than-expected revenue and earnings led by robust sales of the iPhone 4S. Apple remains our largest position on an absolute basis. We expect the company to continue to benefit from its pristine balance sheet and its solid pipeline of new iterations of popular electronic products. The iPad continues to dominate market share in the growing tablet segment. And we anticipate that a new version of the iPhone will be released in the coming months, helping to sustain the company’s most profitable product line.

EBay’s stock also posted solid returns. We trimmed our position as the share price increased. Although we have some concerns that the European portion of the business may face headwinds in the near-term, we remain optimistic about eBay’s prospects over the long haul.

We continue to hold the stock as we believe the company should benefit from increased retailer adoption of PayPal, which allows payments and money transfers to be made through the internet.

Vanguard Growth Portfolio

The greatest detractor from performance was Green Mountain Coffee, followed by Acme Packet. Green Mountain Coffee is a leading provider of specialty coffee and single-cup brewers. Market participants seemed to grow wary of controversies at the company during the period. The stock’s poor performance reflected investors’ high degree of discontent and concern about competitive pressures. However, the company has many favorable attributes that are likely to benefit the patient investor over time. Its Keurig single-cup coffee maker dominates its field and has a growing customer base. Partnerships with Starbucks and Dunkin’ Donuts provide prominent sales platforms and a distinct competitive advantage that is hard to replicate. We believe the adoption cycle for Keurig systems is still in its early stages, and that its high-profile partnerships bode well for Green Mountain’s long-term growth.

Acme Packet is a leading provider of session border control solutions, which enable the delivery of voice over internet protocol (VoIP) and data communications across network borders. The stock came under pressure following results that fell short of expectations. While recent returns reflect some near-term weakness in carrier order trends, we remain positive about intermediate and long-term growth prospects.

We continue to focus our analysis at the individual company level, using fundamental research for early identification of companies with sustainable growth and superior business models. We believe the breadth, depth, and strength of our resources give us an inherent advantage in finding companies with high cash flow returns on investment, strong balance sheets, proven management teams, and the ability to sustain above-average growth.

Vanguard Growth Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	115	572	3,694
Median Market Cap	$38.8B	$49.8B	$33.1B
Price/Earnings Ratio	19.2x	18.2x	16.1x
Price/Book Ratio	3.6x	4.3x	2.1x
Yield[3]	0.60%	1.6%	2.1%
Return on Equity	24.5%	24.6%	18.1%
Earnings Growth Rate	20.7%	17.4%	9.4%
Foreign Holdings	3.2%	0.0%	0.0%
Turnover Rate[4]	46%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	2.2%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.98		0.96
Beta	1.10		1.07

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	16.6%	16.2%	11.9%
Consumer Staples	6.3	13.2	9.9
Energy	6.7	3.7	10.0
Financials	7.4	4.5	15.9
Health Care	9.8	11.9	12.0
Industrials	8.8	12.4	10.8
Information Technology 38.3		31.7	19.0
Materials	3.2	3.9	3.9
Telecommunication
Services	2.8	2.3	2.9
Utilities	0.1	0.2	3.7

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Computer Hardware	9.2%
QUALCOMM Inc.	Communications
	Equipment	3.2
Google Inc. Class A	Internet Software
	& Services	2.9
Mastercard Inc. Class A	Data Processing
	& Outsourced
	Services	2.8
Allergan Inc.	Pharmaceuticals	2.5
priceline.com Inc.	Internet Retail	2.4
eBay Inc.	Internet Software
	& Services	2.1
Crown Castle	Wireless
International Corp.	Telecommunication
	Services	1.9
Visa Inc. Class A	Data Processing
	& Outsourced
	Services	1.9
VeriSign Inc.	Internet Software
	& Services	1.7
Top Ten		30.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Growth Portfolio’s annualized expense ratio was 0.41%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	3.22%	1.38%	4.43%

1 Six months ended June 30, 2012.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.0%)[1]
Consumer Discretionary (15.9%)
*	priceline.com Inc.	10,870	7,223
	NIKE Inc. Class B	52,930	4,646
*	Amazon.com Inc.	18,350	4,190
	Starbucks Corp.	76,140	4,060
	Harley-Davidson Inc.	59,115	2,703
*	Dollar General Corp.	43,755	2,380
	Staples Inc.	157,300	2,053
*	Discovery
	Communications Inc.
	Class A	35,050	1,893
	News Corp. Class A	83,420	1,859
	Walt Disney Co.	35,040	1,699
*	Apollo Group Inc. Class A	46,850	1,696
	Lowe’s Cos. Inc.	58,460	1,663
	Comcast Corp. Class A	42,180	1,348
*	AutoZone Inc.	3,230	1,186
	Dunkin’ Brands Group Inc.	33,860	1,163
*	Sirius XM Radio Inc.	522,290	966
	Abercrombie & Fitch Co.	28,170	962
	DR Horton Inc.	50,400	926
	Yum! Brands Inc.	14,370	926
	Family Dollar Stores Inc.	13,490	897
*	Fossil Inc.	10,840	830
	Coach Inc.	10,520	615
	Lennar Corp. Class A	16,790	519
	PVH Corp.	4,910	382
	Ralph Lauren Corp. Class A	1,860	261
*	Michael Kors Holdings Ltd.	2,520	105
			47,151
Consumer Staples (5.8%)
	Colgate-Palmolive Co.	30,400	3,165
	Mead Johnson Nutrition Co.	34,460	2,774
*	Green Mountain Coffee
	Roasters Inc.	112,240	2,445
	Whole Foods Market Inc.	23,190	2,211
	Wal-Mart Stores Inc.	27,960	1,949
	Walgreen Co.	56,400	1,668
	PepsiCo Inc.	20,930	1,479
	CVS Caremark Corp.	22,360	1,045
	Lorillard Inc.	4,890	645
			17,381
Energy (6.2%)
	EOG Resources Inc.	49,750	4,483
	Schlumberger Ltd.	53,810	3,493
	Kinder Morgan Inc.	103,369	3,330
	National Oilwell Varco Inc.	28,750	1,853
	Occidental Petroleum Corp.	17,580	1,508
	Anadarko Petroleum Corp.	19,640	1,300
	Ensco plc Class A	22,940	1,077
*	Cobalt International
	Energy Inc.	30,540	718

			Market
			Value•
		Shares	($000)
*	Cameron International Corp.	15,950	681
*	Kinder Morgan Inc.
	Warrants, Exp. Date
	5/25/17	54,144	117
			18,560
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	578

Financials (6.8%)
*	IntercontinentalExchange
	Inc.	28,600	3,889
	Progressive Corp.	167,600	3,491
	JPMorgan Chase & Co.	88,580	3,165
	CME Group Inc.	11,500	3,083
	American Express Co.	52,070	3,031
	T. Rowe Price Group Inc.	28,760	1,811
*	Affiliated Managers
	Group Inc.	14,630	1,601
			20,071
Health Care (9.3%)
	Allergan Inc.	80,130	7,418
*	Gilead Sciences Inc.	90,400	4,636
	Novo Nordisk A/S ADR	24,900	3,619
	Perrigo Co.	19,800	2,335
*	DaVita Inc.	19,330	1,898
*	Edwards Lifesciences Corp.	18,360	1,897
	UnitedHealth Group Inc.	24,515	1,434
*	Hologic Inc.	72,710	1,312
*	Biogen Idec Inc.	6,600	953
*	IDEXX Laboratories Inc.	9,770	939
	Covidien plc	16,130	863
	Agilent Technologies Inc.	6,663	261
			27,565
Industrials (8.2%)
	Precision Castparts Corp.	17,680	2,908
	Expeditors International
	of Washington Inc.	73,410	2,845
*	Stericycle Inc.	27,830	2,551
	WW Grainger Inc.	11,800	2,257
	Union Pacific Corp.	17,570	2,096
	Donaldson Co. Inc.	50,700	1,692
	Caterpillar Inc.	18,300	1,554
	Boeing Co.	18,340	1,363
	Norfolk Southern Corp.	18,180	1,305
	AMETEK Inc.	23,350	1,165
*	IHS Inc. Class A	10,110	1,089
	JB Hunt Transport
	Services Inc.	16,990	1,013
	Joy Global Inc.	16,610	942
	Eaton Corp.	20,200	801
	CH Robinson Worldwide Inc.	10,925	639
	Cummins Inc.	3,015	292
			24,512

			Market
			Value•
		Shares	($000)
Information Technology (36.9%)
*	Apple Inc.	47,020	27,460
	QUALCOMM Inc.	172,965	9,631
*	Google Inc. Class A	14,735	8,547
	Mastercard Inc. Class A	19,330	8,314
*	eBay Inc.	149,800	6,293
	Visa Inc. Class A	44,700	5,526
*	VeriSign Inc.	113,295	4,936
*	BMC Software Inc.	112,830	4,816
	Intuit Inc.	70,700	4,196
*	Adobe Systems Inc.	112,600	3,645
*	Citrix Systems Inc.	37,924	3,183
*	Teradata Corp.	42,800	3,082
	Oracle Corp.	102,180	3,035
	Accenture plc Class A	44,860	2,696
	Altera Corp.	63,630	2,153
	Broadcom Corp. Class A	50,600	1,710
*	Alliance Data Systems Corp.	9,910	1,338
*	EMC Corp.	51,795	1,327
*	Juniper Networks Inc.	63,510	1,036
*	Polycom Inc.	85,600	900
*	Acme Packet Inc.	46,640	870
*	Cognizant Technology
	Solutions Corp. Class A	14,350	861
*	Trimble Navigation Ltd.	18,640	858
*	NetApp Inc.	26,450	842
*	Facebook Inc. Class A	15,950	496
*	TIBCO Software Inc.	15,600	467
*	Salesforce.com Inc.	3,370	466
*	Splunk Inc.	13,500	379
*	Rovi Corp.	15,480	304
*	VMware Inc. Class A	2,820	257
			109,624
Materials (3.0%)
	Syngenta AG ADR	67,070	4,590
	Praxair Inc.	23,000	2,501
	Monsanto Co.	21,390	1,771
			8,862
Telecommunication Services (2.7%)
*	Crown Castle
	International Corp.	96,100	5,637
*	SBA Communications Corp.
	Class A	42,390	2,418
			8,055
Total Common Stocks
(Cost $241,456)			282,359

Vanguard Growth Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.1%)[1]
Money Market Fund (3.4%)
3	Vanguard Market
	Liquidity Fund,
	0.148%	10,059,008	10,059

		Face
		Amount
		($000)
Repurchase Agreement (1.4%)
	Bank of America
	Securities, LLC
	0.130%, 7/2/12
	(Dated 6/29/12,
	Repurchase Value
	$4,100,000, collateralized
	by Federal Home Loan
	Bank 0.160%, 2/8/13,
	and Federal Home Loan
	Mortgage Corp. 3.750%,
	3/27/19)	4,100	4,100

U.S. Government and Agency Obligations (0.3%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.130%, 7/20/12	150	150
[5,6]	Freddie Mac
	Discount Notes,
	0.125%, 7/17/12	500	500
[5,6]	Freddie Mac
	Discount Notes,
	0.135%, 8/6/12	100	100
5	United States Treasury
	Note/Bond, 0.375%,
	8/31/12	200	200
			950
Total Temporary Cash Investments
(Cost $15,109)			15,109
Total Investments (100.1%)
(Cost $256,565)			297,468

Market
Value•
($000)
Other Assets and Liabilities (–0.1%)
Other Assets	2,442
Liabilities	(2,802)
(360)
Net Assets (100%)
Applicable to 20,675,847 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	297,108
Net Asset Value Per Share	$14.37

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	313,139
Overdistributed Net Investment Income	(296)
Accumulated Net Realized Losses	(56,888)
Unrealized Appreciation (Depreciation)
Investment Securities	40,903
Futures Contracts	250
Net Assets	297,108

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.0% and 2.1%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $650,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	982
Interest[1]	10
Security Lending	195
Total Income	1,187
Expenses
Investment Advisory Fees—Note B
Basic Fee	203
Performance Adjustment	(14)
The Vanguard Group—Note C
Management and Administrative	364
Marketing and Distribution	26
Custodian Fees	11
Shareholders’ Reports	11
Total Expenses	601
Expenses Paid Indirectly	(5)
Net Expenses	596
Net Investment Income	591
Realized Net Gain (Loss)
Investment Securities Sold[1]	6,570
Futures Contracts	137
Realized Net Gain (Loss)	6,707
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	20,726
Futures Contracts	127
Foreign Currencies	6
Change in Unrealized Appreciation
(Depreciation)	20,859
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,157

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	591	1,459
Realized Net Gain (Loss)	6,707	10,615
Change in Unrealized Appreciation (Depreciation)	20,859	(13,874)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,157	(1,800)
Distributions
Net Investment Income	(1,321)	(1,752)
Realized Capital Gain	—	—
Total Distributions	(1,321)	(1,752)
Capital Share Transactions
Issued	25,063	38,858
Issued in Lieu of Cash Distributions	1,321	1,752
Redeemed	(16,037)	(47,775)
Net Increase (Decrease) from Capital Share Transactions	10,347	(7,165)
Total Increase (Decrease)	37,183	(10,717)
Net Assets
Beginning of Period	259,925	270,642
End of Period[3]	297,108	259,925

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $3,000, $7,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $25,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($296,000) and $434,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.99	$13.18	$11.87	$8.89	$14.39	$13.15
Investment Operations
Net Investment Income	.028	.072	.087[1]	.083	.090	.105
Net Realized and Unrealized Gain (Loss)
on Investments	1.416	(.177)	1.308	2.997	(5.490)	1.230
Total from Investment Operations	1.444	(.105)	1.395	3.080	(5.400)	1.335
Distributions
Dividends from Net Investment Income	(.064)	(.085)	(.085)	(.100)	(.100)	(.095)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.064)	(.085)	(.085)	(.100)	(.100)	(.095)
Net Asset Value, End of Period	$14.37	$12.99	$13.18	$11.87	$8.89	$14.39

Total Return	11.09%	–0.84%	11.81%	35.05%	–37.72%	10.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$297	$260	$271	$260	$203	$359
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.40%	0.40%	0.40%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.40%	0.54%	0.73%[1]	0.81%	0.73%	0.70%
Portfolio Turnover Rate	46%	45%	105%	95%	120%	60%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.02%), (0.02%), (0.02%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Growth Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Delaware Management Company; Wellington Management Company, llp; and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. The basic fees of Wellington Management Company, llp, and Delaware Management Company are subject to quarterly adjustments based on performance since December 31, 2010, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $14,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2012, these arrangements reduced the portfolio’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	282,359	—	—
Temporary Cash Investments	10,059	5,050	—
Futures Contracts—Assets[1]	224	—	—
Total	292,642	5,050	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Growth Portfolio

F. At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	18	6,104	172
E-mini S&P MidCap Index	September 2012	20	1,879	59
E-mini S&P 500 Index	September 2012	10	678	19

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2011, the portfolio had available capital loss carryforwards totaling $63,253,000 to offset future net capital gains. Of this amount, $62,453,000 is subject to expiration dates; $27,668,000 may be used to offset future net capital gains through December 31, 2012, $20,863,000 through December 31, 2016, and $13,922,000 through December 31, 2017. Capital losses of $800,000 realized beginning in fiscal 2011 may be carried forward indefinitely but must be used before any expiring loss carryforwards. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2012; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2012, the cost of investment securities for tax purposes was $256,565,000. Net unrealized appreciation of investment securities for tax purposes was $40,903,000, consisting of unrealized gains of $55,244,000 on securities that had risen in value since their purchase and $14,341,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2012, the portfolio purchased $69,013,000 of investment securities and sold $63,649,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	1,703	2,929
Issued in Lieu of Cash Distributions	86	127
Redeemed	(1,123)	(3,584)
Net Increase (Decrease) in Shares Outstanding	666	(528)

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,110.87	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.82	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory agreements with William Blair & Company, L.L.C. (William Blair), Wellington Management Company, llp (Wellington Management), and Delaware Management Company (Delaware Investments). The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are of high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers each company’s leadership position within the market it serves, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team. William Blair has advised a portion of the portfolio since 2004.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional managers. The firm employs a traditional bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. The advisor identifies companies that have demonstrated above-average growth in the past, then thoroughly reviews each company’s business model and assesses its valuation. Wellington Management has managed a portion of the portfolio since 2010.

Delaware Investments. An indirect subsidiary of Australia-based Macquarie Group, Delaware Investments is a Philadelphia-based investment management firm. The firm invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of securities. Delaware Investments has managed a portion of the portfolio since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark index and peer group. The board concluded that the advisors have carried out the portfolio’s investment strategy in disciplined fashion, and that performance results have allowed the portfolio to remain competitive versus its benchmark index and its peer group. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s- length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

Vanguard® International Portfolio

International stocks trailed the broad U.S. market for the six months ended June 30 as the debt crisis in Europe remained unresolved and the emerging markets were dogged by concerns about slowing growth. Vanguard International Portfolio returned 4.95% for the half-year, ahead of its benchmark, the MSCI All Country World Index ex USA, as well as the average return of peer-group funds.

Despite the trouble in Europe, the portfolio’s European developed-market stocks accounted for most of the return. On a sector basis, consumer discretionary, financials, and health care stocks were among the top performers. The relative strength of the U.S. dollar compared with the euro and the yen constrained results a bit for U.S.-based investors, as some holdings lost value when converted into U.S. dollars.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

European stocks held up
as markets seesawed
Europe’s debt drama remained largely under control for the first few months of the period, but turbulence took over before subsiding again at the end of June. The advisors’ stock choices in European developed markets helped pave a smoother and more productive path than that taken by international markets as a whole. The portfolio’s European holdings, which represented almost 55% of assets on average during the period, returned about 6%, double that of the region in the benchmark.

Stock picks were particularly strong in the United Kingdom, which represented almost 20% of the portfolio’s assets on average—double the allocation to any other country. The portfolio’s U.K. holdings in the financial, industrial, and consumer staples sectors were standouts. Pockets of strength were also exhibited by French and Spanish consumer discretionary stocks, Swiss materials, and Swedish financials. Conversely, Italian consumer discretionary and Portuguese consumer staples stocks hurt results.

Overall returns for emerging markets countries, which made up about one-quarter of the portfolio’s assets on average, were more than 4%. The portfolio’s Chinese holdings, the largest representation within emerging markets, performed well. Information technology, specifically internet stocks, was the biggest driver. Also helping the portfolio were financial holdings from Turkey, Thailand, and Peru, and IT stocks from South Korea. Weakness came from energy in Brazil, materials in South Africa, and consumer staples in Mexico.

Developed markets in the Pacific Region, which accounted for about one-sixth of the portfolio’s assets on average, lagged their European and emerging markets counterparts with returns of less than 1%. Stock decisions were a detriment in the region, especially Japanese IT and Australian industrials and financials.

Adding international equities can decrease portfolio volatility

The difference in returns between international and U.S. stocks was sizeable over the past six months, although since the onset of the global financial crisis, results for the two have generally been more similar than the historical norm.

Market ups and downs for both international and domestic stocks are to be expected, however. Over longer periods, Vanguard research has revealed, a portfolio that included international and U.S. equities would have experienced lower average volatility than an all-U.S. portfolio would have. We encourage you to consider your investment goals, time horizon, and risk tolerance when creating an investment plan and deciding how much of your portfolio to devote to international equities. As part of a balanced and diversified program, the low-cost International Portfolio can help you gain exposure to growth opportunities outside of the United States.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard International Portfolio		4.95%
MSCI All Country World Index ex USA		2.77
Variable Insurance International Funds Average[1]		3.98

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.51%	1.02%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the International Portfolio’s annualized expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard International Portfolio

Advisors’ Report

For the six months ended June 30, 2012, the International Portfolio returned 4.95%, ahead of the 2.77% return of the MSCI All Country World Index ex USA and the 3.98% average return of competing variable insurance international funds. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2012 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 17, 2012.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Head of Global Equities

We believe important positive developments have taken place over the last six months. The United States is showing signs of sustainable recovery, the Chinese economy continues to evolve toward the consumption-driven model that is necessary for long-term prosperity, and important structural reforms in Europe are under way. There are many bumps along this road, but then serious change only takes place under serious pressure.

The overarching themes in our portion of the portfolio have remained constant. The emergence from poverty of huge numbers of people offers great growth opportunities to our Eastern-facing consumer goods companies, particularly in China. The ever more rapid speed of technological change should allow our disruptive companies in the internet, electronics, and medical areas to expand rapidly.

The Chinese social network Tencent was our outstanding performer, successfully monetizing its vast user base and moving into the mobile arena. Spanish-based clothing retailer Inditex defied tough conditions in its home market to perform well as its global expansion continued. Brazilian oil explorer OGX was our most significant detractor after disappointing production news and a management reshuffle.

In the last six months we have purchased three exciting internet stocks, China’s Youku, Korea’s NHN, and Russia’s Mail.Ru; two Italian companies with great potential, Fiat Auto (the combination of the Fiat, Chrysler, and Ferrari brands) and UniCredit; and Jerónimo Martins and BIM, discount food retailers with substantial growth opportunities in Portugal and Turkey, respectively. These new purchases were funded by sales of holdings in Tesco, TUI, Ctrip.com, and Nintendo.

As we continue to feel our way out of the global financial crisis, it is likely that stock markets will have to deal with recurring shocks and will be volatile as a result.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	54	861	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	30	475	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment Management Limited	12	185	Uses a long-term, bottom-up investment approach that
			focuses on identifying the stocks of underappreciated,
			quality companies that the advisor believes will deliver
			high returns and have the potential for growth.
Cash Investments	4	56	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

Nonetheless, we continue to believe that international growth companies offer appealing returns to resilient investors with a long-term horizon.

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA, Head of Global and International Equities

Simon Webber, CFA

Global markets began the year well, lifted by encouraging U.S. economic data and cash injections from central banks. However, by April, the liquidity boost from the European Central Bank’s Long-Term Refinancing Operation—or LTRO—program had faded, and prospects of a Greek exit from the euro had risen. This coincided with a downturn in indicators of economic activity across the global economy, including the Eurozone, China, and the United States. In June, the Greek election outcome made a Greek euro exit less likely, and the European Union Brussels deal allowing the Eurozone’s rescue funds to directly recapitalize Spanish banks and buy peripheral sovereign bonds was well-received by markets.

The portfolio outperformed in most sectors, with good contributions from financials and consumer discretionary. Well-capitalized banks with good growth prospects such as Kasikornbank, HSBC, and Prudential beat expectations in their first-quarter reporting and led relative returns in financials. In consumer discretionary, auto-related stocks Honda Motor, Tata Motor, and Michelin contributed most as U.S. auto sales continued to normalize.

Energy was a detractor, with Niko Resources weighing on performance following a downward revision of proven reserves. Although this was disappointing, the 2012 and 2013 exploration program is largely funded by well-financed partners, and we believe its large potential value is being overlooked by the market.

From a regional perspective, Continental Europe and the United Kingdom were the best performers versus the benchmark. Our low exposure to peripheral Europe and our focus on companies with a global footprint have been beneficial. In both regions, our consumer staples exposure was the most significant contributor (AB InBev and Diageo, respectively). The Pacific ex Japan region weighed on relative performance, dragged down by mining holdings that suffered from softer commodity prices and weaker Chinese growth.

Looking ahead, the picture is uncertain because of the somewhat binary outlook for Europe. Given the extremely costly consequences of a full breakup, we would expect Eurozone nations to continue to make compromises to facilitate a patchy integration process in an attempt to “muddle through.” It is good news that the big issues of fiscal union and some form of debt mutualization are finally under consideration, but a final agreement does not seem imminent. The U.S. economy is in better health than the rest of the developed markets; however, we are cognizant that the U.S. fiscal consolidation scheduled to begin in 2013 will constrain growth. Despite ongoing market concerns regarding China, we continue to expect a soft landing. Recent commodity price weakness gives more room for supportive measures, and with the political transition now under way, there is already evidence of slow support to the economy.

Our long-term themes of demographics, climate change, and supercycle remain intact, and we continue to pursue companies that, irrespective of short-term market uncertainties, are benefiting from these global trends. With a portfolio balanced between growth defensives and more cyclical industries, our trading activity will, as ever, focus on stocks we feel will experience good growth, valuation upside, and catalysts ahead.

M&G Investment Management Limited

Portfolio Managers: Graham E. French

Greg Aldridge

Global equity markets were volatile over the six-month period, rallying strongly in January and February but weakening from March onward. Investors continued to focus on macroeconomic events and sovereign debt concerns in the Eurozone, as well as slowing economic growth in the United States and major emerging markets.

The Eurozone and emerging markets were the worst performers, as investors retreated from areas they perceived to have the greatest exposure to the weakening economic environment. On a sector basis, investors favored areas they considered “safer,” such as consumer goods, while sectors exposed to the economic cycle, such as materials and energy, disappointed.

On a stock basis, the portfolio benefited from the strong performance of its more defensive names, including German fragrance company Symrise, food ingredients innovator Kerry, and clinical diagnostics developer Sysmex. African auto and pharmaceutical distribution

Vanguard International Portfolio

company CFAO was also a key contributor. The company is a good-quality, high-returning distribution business whose share price has benefited from recognition of its long-term growth potential. The portfolio’s holding in TNT Express also added significant value following the takeover bid from U.S. logistics group UPS.

Conversely, French seamless steel tube specialist Vallourec detracted from performance after the company announced delays and cost overruns on large capital projects in the United States and Brazil. While these developments were disappointing, we believe that the projects will prove to be good values in the long term, providing lower-cost, higher-efficiency product capabilities and leading to greater potential for growth.

Brazilian holdings Banco do Brasil and Petrobras were weaker as emerging markets and areas considered to be higher-risk fell out of favor with investors. Relative returns were also hurt by the portfolio’s information technology holdings; companies such as enterprise management solutions provider Software AG and imaging products developer Canon detracted.

During the past six months, we have actively managed the portfolio’s positions. We have taken profits out of holdings that have performed strongly, such as Symrise and Mindray Medical, and taken advantage of short-term price weakness to add to a number of high-conviction positions, including those mentioned above: Canon, Software AG, Petrobras, Vallourec, and Banco do Brasil. A new addition to the portfolio was Yingde Gases, a leading industrial gases business in China. Yingde Gases has strong growth potential driven by rising levels of gas use in China. The company has a solid existing business base as well as a growing project pipeline.

Despite the market’s focus on macroeconomic news, corporate health remains relatively strong; many companies are displaying solid, cash-rich balance sheets and the potential for growth. Although stock market volatility is a source of frustration for investors, we continue to see opportunities to invest in high-quality businesses with attractive structural growth drivers.

Vanguard International Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	184	1,833
Turnover Rate[2]	26%	—
Expense Ratio[3]	0.51%	—
Short-Term Reserves	1.1%	—

Volatility Measures
	Portfolio Versus
	Spliced Index[4]
R-Squared		0.96
Beta		1.06

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	16.7%	9.4%
Consumer Staples	10.0	10.4
Energy	6.1	10.8
Financials	18.4	24.1
Health Care	6.9	7.3
Industrials	14.5	10.6
Information Technology	14.2	6.4
Materials	10.3	11.0
Telecommunication Services	2.1	6.1
Utilities	0.8	3.9

Ten Largest Holdings[5] (% of total net assets)

Tencent Holdings Ltd.	Internet Software
	& Services	2.9%
Baidu Inc. ADR	Internet Software
	& Services	2.6
BHP Billiton plc	Diversified Metals
	& Mining	2.2
Atlas Copco AB Class A	Industrial Machinery	2.0
Samsung
Electronics Co. Ltd.	Semiconductors	1.9
Inditex SA	Apparel Retail	1.8
Amazon.com, Inc.	Internet Retail	1.6
BG Group plc	Integrated Oil
	& Gas	1.5
L’Oreal SA	Personal Products	1.5
Rolls-Royce Holdings plc	Aerospace &
	Defense	1.5
Top Ten		19.5%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[6]	Index[1]
Europe
United Kingdom	20.3%	16.0%
Switzerland	7.5	5.8
France	7.3	6.2
Germany	5.7	5.4
Sweden	4.9	2.1
Spain	3.0	1.8
Denmark	1.8	0.8
Italy	1.0	1.5
Norway	1.0	0.6
Other European Markets	2.5	3.6
Subtotal	55.0%	43.8%
Pacific
Japan	8.8%	14.8%
Australia	4.9	5.9
Hong Kong	3.2	2.0
Other Pacific Markets	0.5	1.4
Subtotal	17.4%	24.1%
Emerging Markets
China	9.1%	4.3%
Brazil	5.0	3.1
South Korea	3.7	3.6
Turkey	1.2	0.4
Other Emerging Markets	4.2	12.2
Subtotal	23.2%	23.6%
North America
Canada	1.9%	8.1%
United States	1.6	0.0
Subtotal	3.5%	8.1%
Middle East
Israel	0.9%	0.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the International Portfolio’s annualized expense ratio was 0.51%.
4 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
5 The holdings listed exclude any temporary cash investments and equity index products.
6 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	–13.35%	–2.92	7.07

1 Six months ended June 30, 2012.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.5%)[1]
Australia (4.4%)
Fortescue Metals
Group Ltd.	2,958,618	15,118
Brambles Ltd.	1,753,100	11,119
Woodside Petroleum Ltd.	316,600	10,146
Woolworths Ltd.	353,900	9,742
James Hardie Industries
SE	762,900	6,290
Newcrest Mining Ltd.	248,713	5,788
Atlas Iron Ltd.	2,557,605	5,387
Australia & New Zealand
Banking Group Ltd.	204,407	4,656
Sims Metal
Management Ltd.	112,396	1,113
		69,359
Austria (0.1%)
Wienerberger AG	213,000	2,006

Belgium (0.7%)
Anheuser-Busch InBev NV	147,173	11,603

Brazil (5.0%)
BM&FBovespa SA	2,492,100	12,569
Vale SA Class B ADR	619,600	12,088
Itau Unibanco Holding
SA ADR	723,825	10,076
Petroleo Brasileiro
SA ADR Type A	363,100	6,587
Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	148,993	5,958
BRF - Brasil Foods SA	347,679	5,236
Itau Unibanco Holding
SA Prior Pfd.	335,300	4,686
Petroleo Brasileiro SA ADR	239,225	4,490
Vale SA Prior Pfd.	200,000	3,891
Petroleo Brasileiro
SA Prior Pfd.	385,000	3,483
Anhanguera Educacional
Participacoes SA	274,350	3,480
* OGX Petroleo e
Gas Participacoes SA	1,113,300	3,049
Banco do Brasil SA	216,086	2,093
* Fibria Celulose SA	94,103	702
		78,388
Canada (1.9%)
Toronto-Dominion Bank	153,439	12,009
Suncor Energy Inc.	304,000	8,791
Potash Corp. of
Saskatchewan Inc.	146,032	6,383
Sherritt International Corp.	258,131	1,242
Niko Resources Ltd.	80,702	1,064
* Harry Winston
Diamond Corp.	60,600	687
		30,176

			Market
			Value•
		Shares	($000)
Chile (0.3%)
	Sociedad Quimica y Minera
	de Chile SA ADR	89,800	4,999

China (9.0%)
	Tencent Holdings Ltd.	1,564,000	46,187
*	Baidu Inc. ADR	357,900	41,151
	China Mobile Ltd.	797,000	8,749
	CNOOC Ltd.	3,170,500	6,392
	Shandong Weigao Group
	Medical Polymer Co.
	Ltd.	4,872,000	5,439
	Industrial & Commercial
	Bank of China	9,491,000	5,321
	China Merchants
	Bank Co. Ltd.	2,535,500	4,808
	China Resources
	Enterprise Ltd.	1,602,000	4,786
	Belle International
	Holdings Ltd.	2,629,000	4,504
	Beijing Enterprises
	Holdings Ltd.	688,000	4,151
*	Youku Inc. ADR	186,484	4,043
	Yingde Gases	3,100,000	2,837
	Mindray Medical
	International Ltd. ADR	90,000	2,726
	Ports Design Ltd.	630,000	659
*,^	Chaoda Modern
	Agriculture Holdings Ltd.	1,971,135	158
			141,911
Denmark (1.8%)
	Novo Nordisk A/S Class B	102,814	14,912
	Novozymes A/S	353,250	9,160
	AP Moeller - Maersk A/S
	Class B	465	3,049
*,^	Vestas Wind Systems A/S	183,999	1,020
			28,141
France (6.7%)
	L’Oreal SA	204,715	23,953
	PPR	152,755	21,772
	Cie Generale d’Optique
	Essilor International SA	137,541	12,777
	LVMH Moet Hennessy
	Louis Vuitton SA	49,958	7,603
	Safran SA	199,644	7,414
^	Cie Generale des
	Etablissements Michelin	104,949	6,866
	Schneider Electric SA	103,315	5,743
	European Aeronautic
	Defence and Space Co.
	NV	124,000	4,401
	Total SA	84,000	3,781
^	Publicis Groupe SA	80,000	3,659
	Vallourec SA	80,000	3,269
	CFAO SA	64,000	3,030
*	Societe Generale SA	76,436	1,792
			106,060

			Market
			Value•
		Shares	($000)
Germany (5.3%)
	Adidas AG	196,691	14,098
^	Porsche Automobil
	Holding SE Prior Pfd.	227,150	11,299
	SAP AG	171,783	10,172
	GEA Group AG	269,344	7,179
	Daimler AG	129,813	5,834
	HeidelbergCement AG	111,681	5,362
	Symrise AG	149,000	4,541
	MTU Aero Engines
	Holding AG	60,000	4,416
^	Aixtron SE NA	274,000	3,927
	Axel Springer AG	89,784	3,858
	Software AG	120,000	3,728
	Infineon Technologies AG	510,009	3,452
	Wincor Nixdorf AG	79,000	2,808
^	SMA Solar Technology AG	79,219	2,717
			83,391
Hong Kong (3.1%)
2	AIA Group Ltd.	4,979,600	17,200
	Jardine Matheson
	Holdings Ltd.	218,989	10,667
	Hong Kong Exchanges
	and Clearing Ltd.	544,900	7,840
	Swire Pacific Ltd. Class A	506,500	5,891
	Sun Hung Kai
	Properties Ltd.	374,000	4,447
	Techtronic Industries Co.	2,479,652	3,148
^	Esprit Holdings Ltd.	462,887	600
			49,793
India (0.9%)
	HDFC Bank Ltd.	354,310	3,609
	Housing Development
	Finance Corp.	270,500	3,190
	Tata Motors Ltd.	684,414	2,999
*	Idea Cellular Ltd.	1,937,647	2,645
	Reliance Capital Ltd.	186,700	1,211
			13,654
Ireland (0.3%)
	Kerry Group plc Class A	121,658	5,333

Israel (0.9%)
*	Check Point Software
	Technologies Ltd.	161,314	8,000
	Teva Pharmaceutical
	Industries Ltd. ADR	171,332	6,757
			14,757
Italy (0.9%)
*,^	Fiat SPA	1,875,519	9,456
*	UniCredit SPA	1,377,913	5,225
			14,681
Japan (8.0%)
	Rakuten Inc.	2,164,800	22,381
	SMC Corp.	81,600	14,148
	Honda Motor Co. Ltd.	346,600	12,095
	Seven &
	I Holdings Co. Ltd.	324,500	9,782
	Mitsubishi Corp.	459,200	9,282
	Nippon Telegraph &
	Telephone Corp.	151,800	7,079
	Sekisui Chemical Co. Ltd.	734,000	6,819
	FANUC Corp.	40,200	6,608
^	Gree Inc.	295,400	5,876
	Toyota Motor Corp.	124,000	5,005
	Sysmex Corp.	117,000	4,627
	Astellas Pharma Inc.	105,000	4,582
^	Canon Inc.	109,000	4,350
	Hoya Corp.	194,300	4,281

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
MISUMI Group Inc.	130,000	3,064
Kyocera Corp.	34,000	2,942
Rohm Co. Ltd.	74,700	2,879
		125,800
Luxembourg (0.1%)
* Reinet Investments SCA	67,635	1,239

Netherlands (0.6%)
* ING Groep NV	1,095,839	7,347
TNT Express NV	158,478	1,859
		9,206
Norway (1.0%)
Statoil ASA	351,480	8,382
DNB ASA	699,409	6,955
		15,337
Peru (0.7%)
Credicorp Ltd.	86,827	10,931

Portugal (0.4%)
Jeronimo Martins
SGPS SA	343,323	5,805

Russia (0.4%)
* Mail.ru Group Ltd. GDR	139,000	4,734
Sberbank of Russia ADR	197,509	2,137
		6,871
Singapore (0.5%)
Singapore Exchange Ltd.	849,000	4,265
DBS Group Holdings Ltd.	279,766	3,090
		7,355
South Africa (0.6%)
Impala Platinum
Holdings Ltd.	225,800	3,749
MTN Group Ltd.	175,000	3,031
Sasol Ltd.	55,000	2,320
		9,100
South Korea (3.6%)
Samsung
Electronics Co. Ltd.	27,909	29,555
NHN Corp.	34,235	7,509
^ Celltrion Inc.	229,050	6,123
Shinhan Financial
Group Co. Ltd.	165,802	5,813
Hyundai Mobis	20,157	4,886
Hankook Tire Co. Ltd.	83,000	3,310
		57,196
Spain (2.8%)
Inditex SA	269,869	27,895
Banco Santander SA	2,524,025	16,697
		44,592
Sweden (4.8%)
Atlas Copco AB Class A	1,495,939	32,194
Svenska Handelsbanken
AB Class A	468,777	15,411
Sandvik AB	978,895	12,554

		Market
		Value•
	Shares	($000)
Alfa Laval AB	537,369	9,208
Telefonaktiebolaget LM
Ericsson Class B	485,000	4,438
Oriflame Cosmetics SA	75,000	2,515
		76,320
Switzerland (7.4%)
Roche Holding AG	132,560	22,898
Syngenta AG	56,968	19,502
Cie Financiere
Richemont SA	341,977	18,778
Nestle SA	271,614	16,209
Geberit AG	55,740	10,996
Zurich Insurance Group AG	39,219	8,868
ABB Ltd.	417,882	6,823
Novartis AG	89,500	5,004
Swatch Group AG (Bearer)	10,465	4,136
Holcim Ltd.	59,000	3,269
		116,483
Taiwan (0.8%)
* Taiwan Semiconductor
Manufacturing Co. Ltd.	3,737,204	10,230
Compal Electronics Inc.	2,350,909	2,177
		12,407
Thailand (0.5%)
Kasikornbank PCL	1,552,600	8,006

Turkey (1.2%)
Turkiye Garanti
Bankasi AS	3,656,363	14,393
BIM Birlesik Magazalar AS	107,790	4,450
		18,843
United Kingdom (19.2%)
BHP Billiton plc	1,218,500	34,633
BG Group plc	1,190,401	24,370
Rolls-Royce Holdings plc	1,767,953	23,828
Standard Chartered plc	1,054,197	22,901
Prudential plc	1,903,388	22,070
HSBC Holdings plc	2,201,456	19,399
Diageo plc	641,945	16,546
ARM Holdings plc	1,807,000	14,316
GlaxoSmithKline plc	595,444	13,525
SABMiller plc	318,000	12,759
Meggitt plc	1,857,900	11,243
British American
Tobacco plc	183,830	9,346
Vodafone Group plc	2,974,461	8,361
Signet Jewelers Ltd.	172,000	7,590
Capita plc	626,601	6,439
AMEC plc	401,590	6,331
Rio Tinto plc	121,900	5,793
United Utilities Group plc	527,721	5,590
Unilever plc	155,000	5,204
Centrica plc	925,849	4,629
G4S plc	1,000,000	4,371
Inchcape plc	812,422	4,217
Carnival plc	122,000	4,171

			Market
			Value•
		Shares	($000)
	Ultra Electronics
	Holdings plc	151,000	3,764
	WPP plc	259,888	3,155
	Shire plc	107,581	3,095
	Burberry Group plc	139,751	2,910
	AZ Electronic Materials SA	458,019	2,061
			302,617
	United States (1.6%)
*	Amazon.com Inc.	109,200	24,936
	Total Common Stocks
	(Cost $1,468,472)		1,507,296
Temporary Cash Investments (7.0%)[1]
	Money Market Fund (6.6%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.148%	103,098,108	103,098

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
5	Fannie Mae
	Discount Notes,
	0.110%, 8/29/12	800	800
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.130%, 7/20/12	2,000	2,000
[5,7]	Freddie Mac
	Discount Notes,
	0.135%, 8/6/12	2,000	1,999
[5,7]	Freddie Mac
	Discount Notes,
	0.145%, 9/17/12	700	700
	United States
	Treasury Note/Bond,
	4.250%, 9/30/12	800	808
			6,307
Total Temporary Cash Investments
	(Cost $109,405)		109,405
	Total Investments (102.5%)
	(Cost $1,577,877)		1,616,701
Other Assets and Liabilities (–2.5%)
	Other Assets		12,720
	Liabilities[4]		(51,585)
			(38,865)
	Net Assets (100%)
Applicable to 98,429,116 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,577,836
	Net Asset Value Per Share		$16.03

Vanguard International Portfolio

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,664,611
Undistributed Net Investment Income	16,893
Accumulated Net Realized Losses	(145,264)
Unrealized Appreciation (Depreciation)
Investment Securities	38,824
Futures Contracts	2,496
Forward Currency Contracts	369
Foreign Currencies	(93)
Net Assets	1,577,836

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $35,459,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.1% and 3.4%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of this security represented 1.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $36,242,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $4,399,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends[1]	25,707
Interest[2]	49
Security Lending	1,135
Total Income	26,891
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,208
Performance Adjustment	376
The Vanguard Group—Note C
Management and Administrative	2,123
Marketing and Distribution	192
Custodian Fees	177
Shareholders’ Reports	18
Trustees’ Fees and Expenses	2
Total Expenses	4,096
Net Investment Income	22,795
Realized Net Gain (Loss)
Investment Securities Sold	(19,814)
Futures Contracts	(3,309)
Foreign Currencies and
Forward Currency Contracts	(2,169)
Realized Net Gain (Loss)	(25,292)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	73,419
Futures Contracts	2,576
Foreign Currencies and
Forward Currency Contracts	470
Change in Unrealized Appreciation
(Depreciation)	76,465
Net Increase (Decrease) in Net Assets
Resulting from Operations	73,968

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,795	33,903
Realized Net Gain (Loss)	(25,292)	42,252
Change in Unrealized Appreciation (Depreciation)	76,465	(320,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	73,968	(243,892)
Distributions
Net Investment Income	(33,290)	(27,223)
Realized Capital Gain	—	—
Total Distributions	(33,290)	(27,223)
Capital Share Transactions
Issued	102,087	231,472
Issued in Lieu of Cash Distributions	33,290	27,223
Redeemed	(105,441)	(269,062)
Net Increase (Decrease) from Capital Share Transactions	29,936	(10,367)
Total Increase (Decrease)	70,614	(281,482)
Net Assets
Beginning of Period	1,507,222	1,788,704
End of Period[3]	1,577,836	1,507,222

1 Dividends are net of foreign withholding taxes of $2,312,000.
2 Interest income from an affiliated company of the portfolio was $46,000.
3 Net Assets—End of Period includes undistributed net investment income of $16,893,000 and $27,717,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.58	$18.29	$16.05	$11.81	$23.84	$21.56
Investment Operations
Net Investment Income	.234	.352	.262	.270	.532	.510[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.562	(2.782)	2.239	4.490	(10.352)	3.070
Total from Investment Operations	.796	(2.430)	2.501	4.760	(9.820)	3.580
Distributions
Dividends from Net Investment Income	(.346)	(.280)	(.261)	(.520)	(.490)	(.400)
Distributions from Realized Capital Gains	—	—	—	—	(1.720)	(.900)
Total Distributions	(.346)	(.280)	(.261)	(.520)	(2.210)	(1.300)
Net Asset Value, End of Period	$16.03	$15.58	$18.29	$16.05	$11.81	$23.84

Total Return	4.95%	–13.54%	15.79%	42.57%	–44.87%	17.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,578	$1,507	$1,789	$1,627	$1,114	$2,123
Ratio of Total Expenses to
Average Net Assets[2]	0.51%	0.51%	0.51%	0.52%	0.46%	0.45%
Ratio of Net Investment Income to
Average Net Assets	2.82%	1.97%	1.59%	1.99%	2.90%	2.23%
Portfolio Turnover Rate	26%	33%	40%	41%	59%	41%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.04%, 0.04%, 0.04%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the portfolio under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008-2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Ballie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Ballie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to April 1, 2011, and the MSCI All Country World Index ex USA thereafter. The benchmark will be fully phased in by March 2014.

The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $376,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $227,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	149,430	—	—
Common Stocks—Other	62,676	1,295,190	—
Temporary Cash Investments	103,098	6,307	—
Futures Contracts—Assets[1]	1,520	—	—
Forward Currency Contracts—Assets	—	470	—
Forward Currency Contracts—Liabilities	—	(101)	—
Total	316,724	1,301,866	—
1 Represents variation margin on the last day of the reporting period.

Vanguard International Portfolio

E. At June 30, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,520	470	1,990
Liabilities	—	(101)	(101)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(3,309)	—	(3,309)
Forward Currency Contracts	—	(1,840)	(1,840)
Realized Net Gain (Loss) on Derivatives	(3,309)	(1,840)	(5,149)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,576	—	2,576
Forward Currency Contracts	—	473	473
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,576	473	3,049

At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2012	702	20,089	1,239
FTSE 100 Index	September 2012	190	16,459	406
Topix Index	September 2012	126	12,144	904
S&P ASX 200 Index	September 2012	66	6,862	(53)

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2012, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	9/26/12	EUR	14,753	USD	18,738	296
UBS AG	9/26/12	GBP	10,167	USD	15,942	126
UBS AG	9/18/12	JPY	883,976	USD	11,091	(101)
UBS AG	9/25/12	AUD	6,774	USD	6,888	48

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At June 30, 2012, the counterparty had deposited in a segregated account securities with a value sufficient to cover substantially all amounts due to the portfolio in connection with open forward currency contracts.

Vanguard International Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2012, the portfolio realized net foreign currency losses of $329,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at June 30, 2012, had unrealized appreciation of $367,000, as of October 31, 2011, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2011, the portfolio had available capital loss carryforwards totaling $120,157,000 to offset future net capital gains. Of this amount, $113,586,000 is subject to expiration and may be used to offset future net capital gains through December 31, 2017. Capital losses of $6,571,000 realized beginning in fiscal 2011 may be carried forward indefinitely but must be used before any expiring loss carryforwards. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2012; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2012, the cost of investment securities for tax purposes was $1,578,244,000. Net unrealized appreciation of investment securities for tax purposes was $38,457,000, consisting of unrealized gains of $233,152,000 on securities that had risen in value since their purchase and $194,695,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2012, the portfolio purchased $203,629,000 of investment securities and sold $208,175,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	6,058	13,087
Issued in Lieu of Cash Distributions	1,927	1,461
Redeemed	(6,296)	(15,595)
Net Increase (Decrease) in Shares Outstanding	1,689	(1,047)

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 41% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,049.48	$2.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.33	2.56

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard International Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory agreements with Baillie Gifford Overseas Ltd. (Baillie Gifford), Schroder Investment Management North America Inc. (Schroders Inc.), and M&G Investment Management Limited (M&G), as well as the sub-advisory agreement with Schroder Investment North America Ltd. (Schroder Ltd.). The board determined that the retention of the portfolio’s advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford employs a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. The firm has advised a portion of the portfolio since 2003.

Schroder Investment Management North America Inc. Schroder plc, the parent company of Schroder Investment Management, has existed for more than 200 years and has investment management experience dating back to 1926. Schroder employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. The firm has advised the portfolio since its inception in 1994.

M&G Investment Management Limited. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed-income portfolios for both institutional and retail clients worldwide. M&G employs a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team conducts intensive fundamental analysis on companies, including regular company visits. The firm has advised a portion of the portfolio since 2008.  The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark index and peer group. The board concluded that the advisors have carried out the portfolio’s investment strategy in disciplined fashion, and the portfolio has performed in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s- length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

Vanguard® Small Company Growth Portfolio

Stocks generated positive results for the six months ended June 30, although turbulence roiled markets in the spring and instability was often in the air. Small-company stocks, which are typically more volatile, followed closely on the heels of their large-capitalization counterparts for the first half of 2012. Within the small-cap category, growth-oriented stocks slightly outperformed value.

Vanguard Small Company Growth Portfolio returned 7.06% for the half-year, more than 1 percentage point behind the return of its benchmark, the Russell 2500 Growth Index, and the average return of its variable insurance small-cap growth peers. The health care sector was a bright spot for the portfolio, but poor stock selection in a variety of other areas hindered results.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care took the lead
but followers were few
Health care, the portfolio’s second-largest sector, was responsible for more than 4 percentage points of its total return.

The advisors’ above-benchmark commitment to the sector more than offset some missed opportunities in biotechnology. Pharmaceuticals posted the strongest gains as improved product pipelines, the likelihood of increased merger and acquisition activity, and rising global sales encouraged investors.

The portfolio’s largest sector, information technology, also contributed significantly to results. Although IT stocks didn’t deliver the outsized gains they have in the past, their return of about 8% was still second-best among the ten industry sectors. The advisors chose strong performers among communications equipment, semiconductor, software, and IT service firms.

The Small Company Growth Portfolio’s underperformance reflected subpar stock choices in a variety of sectors, including consumer discretionary, industrials, financials, materials, and consumer staples stocks. The telecommunication services sector represented less than 1% of the portfolio’s assets, but its sharply negative return (–25%) weighed on performance.

Energy was the only other sector that registered a negative result, as lower natural gas prices hurt the production, exploration, and drilling industries. The relative damage was minimized, however, as the portfolio had significantly less exposure than the benchmark had to this poorly performing sector.

For more on the strategy and positioning of the Small Company Growth Portfolio, please see the Advisors’ Report that follows.

When considering an investment,
focus on the long term
Investors may feel frustrated or disappointed when a portfolio’s return doesn’t exceed or at least match that of its benchmark index, as was the case with the Small Company Growth Portfolio for the recent period. But six months is a snippet in a portfolio’s history, and investors are well-served by not focusing too much on negative—or positive— returns accumulated over short periods. By comparison, since the portfolio launched in June 1996, its average annual return of 9.44% has surpassed the 5.66% result of the Russell 2500 Growth Index for the same period.

Rather than focusing exclusively on recent performance, investors may find it more constructive to consider how a portfolio fits into their long-term investment plan. At Vanguard, we suggest you build a balanced and diversified mix of funds based on your time horizon, financial goals, and risk tolerance. The Small Company Growth Portfolio, with its experienced managers and low costs, can be a useful component in such a plan.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Small Company Growth Portfolio		7.06%
Russell 2500 Growth Index		8.44
Variable Insurance Small-Cap Growth Funds Average[1]		8.43

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.43%	1.07%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Small Company Growth Portfolio’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 7.06% for the six months ended June 30, 2012, behind the 8.44% return of the Russell 2500 Growth Index and the 8.43% average return of its peer group. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2012 and of the effect this environment had on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on July 19, 2012.

Granahan Investment Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Founder and Chairman

Gary C. Hatton, CFA,
Executive Vice President, Chief Investment Officer

Jane M. White, President and Chief Executive Officer

Robert F. Granahan, CFA, Senior Vice President

The investment environment
Investors seemed optimistic after U.S. markets posted a strong first quarter. In the second quarter, the European debt  crisis escalated, both the United States and China reported slowing economic growth, and stocks fell.

First-quarter revenue and earnings reports continued the pattern of fourth-quarter 2011, with moderating earnings growth and strong revenue growth. After the second quarter, weak global demand and a strong U.S. dollar may result in firms struggling to meet revenue forecasts. Earnings growth rates are the lowest we have seen in seven quarters. Our portion of the portfolio is positioned defensively, but we are adding selectively to the “pioneer” category as valuations become more reasonable. The Granahan investment process, with its three-tiered “lifecycle” structure, is key to our management of volatile markets.

Our successes
The health care sector turned in strong relative results. While an overweight position helped, keen stockpicking was the main reason for the outperformance. Vivus Pharmaceuticals rose in anticipation of the approval of its weight-loss drug Qsymia. Questcor Pharmaceuticals climbed along with strong prescription growth for its multiple sclerosis and nephrotic syndrome drugs. Akorn also rose following new generic approvals as well as accelerated approvals for its supply-constrained injectable cancer drugs. We are trimming all of these positions based on valuation. Our underweight position in the energy sector also helped us gain an advantage over the index.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	68	603	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Equity Investment Group	29	259	Employs a quantitative fundamental management
			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	3	27	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest cash
			position.

Vanguard Small Company Growth Portfolio

Our shortfalls
Pressure in the portfolio came from consumer and financial services stocks. Body Central issued weak guidance for the second quarter; we have trimmed the position but are holding the name as the company has much room to expand its store base. Monro Muffler released a negative sales announcement because of cautious consumers and a mild winter that limited wear and tear on cars. We are adding to the position of this market leader. American Public Education reported strong results for the first quarter but guided lower for the second. The deceleration was driven by new federal fraud-prevention regulations that dissuaded some well-intentioned students from enrolling. However, the stock’s valuation is attractive, and online schooling can help students acquire the skills upgrade needed in the United States. Financial services sector performance in the index was driven by REITs; unfortunately, our relative weighting was negligible.

Vanguard Equity Investment Group

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Small-cap growth stocks, the focus of your investment in this portfolio, outperformed their value-oriented counterparts by 0.30 percentage point for the six-month period, led by returns in health care, consumer staples, and telecommunication services. Returns in the energy and utilities sectors were negative.

Strong U.S. stock market performance in the first three months of the fiscal year eroded from April through June. Concerns about Europe and signs of slowing economic growth in the United States and China affected performance and contributed to volatility in the markets. Looking ahead to the rest of the year, brighter spots include falling energy prices, low inflation and interest rates, and signs of improvement in the housing sector. However, continued uncertainty in Europe, expiring domestic tax cuts, a stubborn unemployment rate, and the results of the upcoming U.S. presidential election could continue to weigh on the markets.

While this macroeconomic backdrop affects overall portfolio performance, our approach to investing focuses on specific stock fundamentals.

Our process has five components: valuation, which measures the price we pay for earnings and cash flows; growth, which considers the growth of earnings when factoring how much we pay for them; management decisions, which looks at the actions taken by company executives who, privy to better knowledge of a company’s prospects and earnings than any market participant, signal their opinions of a firm’s future; market sentiment, which captures how investors reflect their opinions of a company through their activity in the market; and quality, which measures balance-sheet strength and the sustainability of earnings. Our risk-control process then neutralizes our exposure to market capitalization, volatility, and industry risks relative to our benchmark. In our view, such risk exposures are not justified by the rewards available.

For the period, our stock selection results were mixed. Our management decisions and quality components contributed positively to performance, but our growth, market sentiment, and valuation measures detracted.

Our stock selection results were positive in three sectors, neutral in one, and negative in the remaining six. Company selections within energy, information technology, and materials were the top contributors to relative returns. In energy, overweight positions in Western Refining, CVR Energy, and HollyFrontier added most. In information technology, overweight positions in VeriFone Systems, NCR, Fabrinet, and Alliance Data Systems stood out, while Westlake Chemical, Eastman Chemical, and Graphic Packaging Holding did the same in materials.

Selection results in the health care, consumer staples, and telecommunication services sectors were the biggest laggards. Underweight positions in outperformers Regeneron Pharmaceuticals (health care) and Monster Beverage (consumer staples) and an overweight position in under-performer MetroPCS (telecommunication services) also detracted.

While we cannot predict how the broader political or economic events will affect the markets, we are confident that stocks will generate worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important role in a diversified investment plan. We thank you for your investment and look forward to the second half of the fiscal year.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	404	1,407	3,694
Median Market Cap	$1.5B	$2.5B	$33.1B
Price/Earnings Ratio	24.1x	27.1x	16.1x
Price/Book Ratio	2.6x	3.6x	2.1x
Yield[3]	0.25%	0.8%	2.1%
Return on Equity	10.9%	13.3%	18.1%
Earnings Growth Rate	11.4%	10.4%	9.4%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate[4]	58%	—	—
Expense Ratio[5]	0.43%	—	—
Short-Term Reserves	2.5%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.99		0.92
Beta	0.98		1.19

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	16.6%	18.0%	11.9%
Consumer Staples	4.0	3.9	9.9
Energy	4.1	4.7	10.0
Financials	6.8	9.8	15.9
Health Care	23.3	17.5	12.0
Industrials	14.1	16.1	10.8
Information Technology	25.8	21.1	19.0
Materials	4.7	6.7	3.9
Telecommunication
Services	0.5	1.6	2.9
Utilities	0.1	0.6	3.7

Ten Largest Holdings[6] (% of total net assets)

Questcor
Pharmaceuticals Inc.	Pharmaceuticals	1.5%
Cubist
Pharmaceuticals Inc.	Biotechnology	1.0
West Pharmaceutical	Health Care
Services Inc.	Supplies	1.0
Cash America
International Inc.	Consumer Finance	1.0
OSI Systems Inc.	Electronic
	Equipment &
	Instruments	1.0
Aaron’s Inc.	Homefurnishing
	Retail	0.9
Cadence Design	Application
Systems Inc.	Software	0.9
Mellanox
Technologies Ltd.	Semiconductors	0.9
Cinemark Holdings Inc.	Movies &
	Entertainment	0.8
Coinstar Inc.	Specialized
	Consumer Services	0.8
Top Ten		9.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the Small Company Growth Portfolio’s annualized expense ratio was 0.39%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	–2.63%	2.77%	7.46%

1 Six months ended June 30, 2012.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.0%)[1]
Consumer Discretionary (15.7%)
	Aaron’s Inc.	293,655	8,313
	Cinemark Holdings Inc.	329,800	7,536
*	Coinstar Inc.	102,280	7,023
*	Steven Madden Ltd.	188,550	5,986
*	Steiner Leisure Ltd.	124,200	5,764
	Monro Muffler Brake Inc.	161,037	5,353
	Brunswick Corp.	216,000	4,800
*	Buffalo Wild Wings Inc.	51,750	4,484
*	Carter’s Inc.	75,100	3,950
	Tiffany & Co.	70,200	3,717
	Ulta Salon Cosmetics &
	Fragrance Inc.	38,200	3,567
	DSW Inc. Class A	62,995	3,427
*,^	Zagg Inc.	312,450	3,409
*	American Public
	Education Inc.	95,750	3,064
*	MarineMax Inc.	288,300	2,742
*	Crocs Inc.	154,500	2,495
*	Modine Manufacturing Co.	341,900	2,369
	Polaris Industries Inc.	32,242	2,305
*,^	Pandora Media Inc.	206,800	2,248
*	Jos A Bank Clothiers Inc.	52,000	2,208
*	BJ’s Restaurants Inc.	58,000	2,204
	Oxford Industries Inc.	45,000	2,011
	bebe stores inc	331,250	1,944
	Brinker International Inc.	58,001	1,848
*	WMS Industries Inc.	90,000	1,796
*	Smith &
	Wesson Holding Corp.	199,000	1,654
	Cracker Barrel Old Country
	Store Inc.	25,200	1,583
*	Black Diamond Inc.	166,800	1,576
*	Hibbett Sports Inc.	27,000	1,558
	PetSmart Inc.	22,005	1,500
	Pier 1 Imports Inc.	90,531	1,487
	Dana Holding Corp.	115,884	1,484
^	Buckle Inc.	36,800	1,456
*	Papa John’s
	International Inc.	30,500	1,451
*	Lululemon Athletica Inc.	24,000	1,431
*	ANN Inc.	55,769	1,422
	Tupperware Brands Corp.	25,707	1,408
	Regal Entertainment Group
	Class A	101,900	1,402
	Dick’s Sporting Goods Inc.	29,100	1,397
	Ameristar Casinos Inc.	77,300	1,374
	Domino’s Pizza Inc.	42,910	1,326
	Churchill Downs Inc.	22,400	1,317
*	Fifth & Pacific Cos. Inc.	120,100	1,289
*	Shuffle Master Inc.	93,300	1,288
*	Express Inc.	67,672	1,230
*	Conn’s Inc.	79,553	1,177
	American Eagle
	Outfitters Inc.	56,300	1,111
*	Jack in the Box Inc.	39,400	1,098
	Sturm Ruger & Co. Inc.	26,951	1,082
*	Body Central Corp.	120,000	1,080

			Market
			Value•
		Shares	($000)
	Sinclair Broadcast
	Group Inc. Class A	113,400	1,027
	Ross Stores Inc.	14,514	907
*	Ascena Retail Group Inc.	47,400	883
*	Fossil Inc.	11,500	880
	Harman International
	Industries Inc.	20,000	792
	Chico’s FAS Inc.	53,100	788
	GameStop Corp. Class A	41,800	767
*	Peet’s Coffee & Tea Inc.	12,600	757
*	O’Reilly Automotive Inc.	9,000	754
*	Tenneco Inc.	27,300	732
*	Meritage Homes Corp.	17,100	580
	Ryland Group Inc.	22,000	563
	Foot Locker Inc.	14,400	440
*	Hanesbrands Inc.	13,000	360
*	Capella Education Co.	7,900	275
*	Multimedia Games
	Holding Co. Inc.	19,400	272
*	LeapFrog Enterprises Inc.	16,600	170
	Weight Watchers
	International Inc.	2,000	103
	Thor Industries Inc.	2,500	69
*	Carmike Cinemas Inc.	3,700	54
			139,917
Consumer Staples (3.8%)
	PriceSmart Inc.	95,881	6,473
	Casey’s General Stores Inc.	90,200	5,321
*	Monster Beverage Corp.	67,800	4,827
*	Boston Beer Co. Inc.
	Class A	35,052	4,241
	Calavo Growers Inc.	156,200	3,996
	Herbalife Ltd.	53,510	2,586
	Nu Skin Enterprises Inc.
	Class A	31,909	1,496
	B&G Foods Inc. Class A	42,740	1,137
*	Susser Holdings Corp.	29,300	1,089
*	Dean Foods Co.	50,900	867
*	Rite Aid Corp.	596,200	835
*	Pizza Inn Holdings Inc.	176,500	477
	Harris Teeter
	Supermarkets Inc.	9,400	385
			33,730
Energy (3.8%)
*,^	Clean Energy Fuels Corp.	226,680	3,514
	Energy XXI Bermuda Ltd.	99,800	3,123
*	Tesco Corp.	259,783	3,117
*	Key Energy Services Inc.	321,100	2,440
	Oceaneering
	International Inc.	49,320	2,361
	Western Refining Inc.	72,800	1,621
*	Contango Oil & Gas Co.	27,000	1,598
*	Stone Energy Corp.	61,300	1,553
*	Rentech Inc.	748,700	1,542
	HollyFrontier Corp.	42,954	1,522
*	Rex Energy Corp.	131,200	1,471
*	Superior Energy
	Services Inc.	70,780	1,432
*	Rosetta Resources Inc.	32,000	1,173

			Market
			Value•
		Shares	($000)
	Targa Resources Corp.	26,200	1,119
*	Vaalco Energy Inc.	126,700	1,093
*	Atwood Oceanics Inc.	23,580	892
*	Hornbeck Offshore
	Services Inc.	18,000	698
*	Kodiak Oil & Gas Corp.	81,000	665
*	Mitcham Industries Inc.	29,100	494
*	Triangle Petroleum Corp.	71,300	398
*	Oasis Petroleum Inc.	16,100	389
*	Pioneer Drilling Co.	47,800	381
*	Basic Energy Services Inc.	30,600	316
	Core Laboratories NV	2,120	246
*	Callon Petroleum Co.	51,200	218
*	Cheniere Energy Inc.	10,700	158
			33,534
Exchange-Traded Fund (1.0%)
2	Vanguard Small-Cap
	Growth ETF	104,300	8,735

Financials (6.1%)
	Cash America
	International Inc.	204,355	9,000
	STAG Industrial Inc.	465,000	6,780
*	Safeguard Scientifics Inc.	363,591	5,628
*	FirstService Corp.	131,250	3,671
*	Harris & Harris Group Inc.	668,250	2,539
	Boston Private Financial
	Holdings Inc.	264,600	2,363
	Allied World Assurance Co.
	Holdings AG	20,400	1,621
*	World Acceptance Corp.	23,439	1,542
*	Credit Acceptance Corp.	16,521	1,395
	Camden Property Trust	19,900	1,347
	MHI Hospitality Corp.	357,600	1,284
	Nelnet Inc. Class A	55,558	1,278
	NASDAQ OMX Group Inc.	53,400	1,211
	Essex Property Trust Inc.	7,600	1,170
	Omega Healthcare
	Investors Inc.	46,600	1,048
	Apartment Investment &
	Management Co. Class A	37,700	1,019
	Home Properties Inc.	15,800	969
	Federated Investors Inc.
	Class B	42,800	935
	Extra Space Storage Inc.	29,600	906
	QC Holdings Inc.	179,510	752
	CBL & Associates
	Properties Inc.	33,900	662
	National Health
	Investors Inc.	12,800	652
	Macerich Co.	11,000	650
	Sun Communities Inc.	14,500	641
	Digital Realty Trust Inc.	8,535	641
	Regency Centers Corp.	12,700	604
*	Strategic Hotels &
	Resorts Inc.	86,400	558
	MarketAxess Holdings Inc.	18,600	495
	Federal Realty
	Investment Trust	4,600	479
	Highwoods Properties Inc.	12,800	431
	Homeowners Choice Inc.	20,400	359
	Rayonier Inc.	7,923	356
	Post Properties Inc.	5,900	289
	GAMCO Investors Inc.	5,967	265
*	First Cash Financial
	Services Inc.	5,689	228
*	Taylor Capital Group Inc.	8,600	141
			53,909

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
Health Care (22.1%)
*	Questcor
	Pharmaceuticals Inc.	253,485	13,496
*	Cubist Pharmaceuticals Inc.	243,856	9,245
	West Pharmaceutical
	Services Inc.	178,600	9,017
*	Luminex Corp.	275,550	6,748
*	BioMarin
	Pharmaceutical Inc.	154,800	6,127
*	Align Technology Inc.	178,850	5,984
*	Regeneron
	Pharmaceuticals Inc.	51,600	5,894
*	Onyx Pharmaceuticals Inc.	87,250	5,798
*	Optimer
	Pharmaceuticals Inc.	371,200	5,761
*	Alkermes plc	336,050	5,703
*	Akorn Inc.	360,412	5,684
*	PAREXEL
	International Corp.	181,700	5,129
*	Sucampo
	Pharmaceuticals Inc.
	Class A	714,500	5,023
*	Syneron Medical Ltd.	468,810	4,866
*	Immunogen Inc.	284,350	4,771
*	Nektar Therapeutics	571,200	4,610
*	Dusa Pharmaceuticals Inc.	847,600	4,424
*	Sciclone
	Pharmaceuticals Inc.	600,254	4,208
*	Bio-Rad Laboratories Inc.
	Class A	41,044	4,105
*	Seattle Genetics Inc.	159,150	4,041
*	Spectrum
	Pharmaceuticals Inc.	238,250	3,707
*	Vascular Solutions Inc.	259,836	3,264
*	Cynosure Inc. Class A	133,500	2,823
*	Bruker Corp.	203,400	2,707
*	ICON plc ADR	115,400	2,600
*	MWI Veterinary Supply Inc.	24,300	2,497
*	Mettler-Toledo
	International Inc.	14,691	2,290
*	Harvard Bioscience Inc.	595,200	2,244
	LeMaitre Vascular Inc.	352,986	2,118
*	Pharmacyclics Inc.	38,300	2,092
*	Salix Pharmaceuticals Ltd.	37,276	2,029
*	Nanosphere Inc.	903,700	1,988
*	Thoratec Corp.	53,100	1,783
*	Durect Corp.	1,894,850	1,724
*	AngioDynamics Inc.	143,210	1,720
	Chemed Corp.	28,000	1,692
*	Isis Pharmaceuticals Inc.	138,350	1,660
*	Solta Medical Inc.	562,700	1,649
*	Medicines Co.	69,260	1,589
*	WellCare Health Plans Inc.	29,800	1,579
	Cooper Cos. Inc.	19,717	1,573
*	Charles River Laboratories
	International Inc.	48,000	1,572
*	Cyberonics Inc.	34,300	1,541
*	Acadia Healthcare Co. Inc.	85,450	1,499
	Perrigo Co.	12,682	1,496
	Invacare Corp.	95,600	1,475
*	Select Medical
	Holdings Corp.	143,500	1,451
*	Array BioPharma Inc.	377,467	1,310
*	Cutera Inc.	178,400	1,284
*	ArthroCare Corp.	43,303	1,268
*	SXC Health Solutions Corp.	12,689	1,259
*	Molina Healthcare Inc.	53,100	1,246
*	Auxilium
	Pharmaceuticals Inc.	46,000	1,237
*	PDI Inc.	149,718	1,234
*	Orthofix International NV	29,800	1,229

			Market
			Value•
		Shares	($000)
*	Palomar Medical
	Technologies Inc.	136,500	1,160
*	Centene Corp.	37,700	1,137
*	ICU Medical Inc.	20,550	1,097
*	Jazz Pharmaceuticals plc	22,900	1,031
	PDL BioPharma Inc.	145,245	963
*,^	NuPathe Inc.	230,400	928
*	Amylin Pharmaceuticals Inc.	29,400	830
*	Hi-Tech Pharmacal Co. Inc.	25,100	813
*	ResMed Inc.	24,400	761
*	MedAssets Inc.	48,400	651
*	ViroPharma Inc.	26,900	637
	Atrion Corp.	2,800	574
*	Omnicell Inc.	36,800	539
*	Staar Surgical Co.	45,400	353
*	Genomic Health Inc.	8,952	299
			196,836
Industrials (13.2%)
	Kaman Corp.	181,250	5,608
*	RBC Bearings Inc.	118,000	5,581
	Kennametal Inc.	167,100	5,539
*	Titan Machinery Inc.	173,500	5,269
	Ceco Environmental Corp.	608,687	4,809
	Tennant Co.	119,950	4,792
	ABM Industries Inc.	221,322	4,329
	Douglas Dynamics Inc.	302,300	4,308
*	TrueBlue Inc.	242,909	3,760
	Healthcare Services
	Group Inc.	170,985	3,314
*	Advisory Board Co.	66,200	3,283
*	Mobile Mini Inc.	193,700	2,789
*	Genesee & Wyoming Inc.
	Class A	49,830	2,633
*	II-VI Inc.	150,900	2,515
*	Flow International Corp.	787,832	2,482
*	Exponent Inc.	46,248	2,443
	Comfort Systems USA Inc.	238,780	2,393
	Watsco Inc.	31,100	2,295
	Wabtec Corp.	27,500	2,145
	Equifax Inc.	44,200	2,060
	Dun & Bradstreet Corp.	28,200	2,007
	Lincoln Electric Holdings Inc.	45,100	1,975
*	Copart Inc.	77,400	1,834
	Toro Co.	24,868	1,823
	Chicago Bridge &
	Iron Co. NV	45,867	1,741
*	Furmanite Corp.	355,769	1,729
	Celadon Group Inc.	105,000	1,720
	Robert Half
	International Inc.	55,600	1,588
	JB Hunt Transport
	Services Inc.	25,500	1,520
	Armstrong World
	Industries Inc.	30,100	1,480
	Triumph Group Inc.	25,700	1,446
*	Alaska Air Group Inc.	39,614	1,422
	Towers Watson & Co.
	Class A	23,600	1,414
*	DigitalGlobe Inc.	91,500	1,387
*	TransDigm Group Inc.	10,300	1,383
	Aircastle Ltd.	114,300	1,377
	Actuant Corp. Class A	50,370	1,368
	Deluxe Corp.	53,416	1,332
*	BE Aerospace Inc.	30,500	1,332
*	Swift Transportation Co.	133,400	1,261
*	United Rentals Inc.	36,000	1,225
*	Generac Holdings Inc.	50,050	1,204
	Belden Inc.	32,700	1,090
	Mueller Industries Inc.	25,600	1,090
	Hubbell Inc. Class B	12,700	990
	Pall Corp.	17,600	965

			Market
			Value•
		Shares	($000)
	Cubic Corp.	16,636	800
*	WESCO International Inc.	13,603	783
	Copa Holdings SA Class A	9,100	751
*	MasTec Inc.	38,300	576
*	US Airways Group Inc.	41,900	558
	Sauer-Danfoss Inc.	15,501	541
*	EnerSys	14,300	501
*	Chart Industries Inc.	6,950	478
*	Dollar Thrifty Automotive
	Group Inc.	5,300	429
	Steelcase Inc. Class A	44,871	405
	Con-way Inc.	7,300	264
	Forward Air Corp.	7,900	255
	Donaldson Co. Inc.	7,000	234
	Applied Industrial
	Technologies Inc.	6,003	221
	AMETEK Inc.	4,400	220
	Werner Enterprises Inc.	7,648	183
	Mine Safety Appliances Co.	3,600	145
			117,394
Information Technology (24.5%)
*	OSI Systems Inc.	141,160	8,941
*	Cadence Design
	Systems Inc.	739,500	8,127
*	Mellanox Technologies Ltd.	107,200	7,594
*	Allot Communications Ltd.	249,100	6,940
*	Parametric
	Technology Corp.	318,950	6,685
*	Super Micro
	Computer Inc.	410,219	6,506
*	AuthenTec Inc.	1,378,620	5,969
*	Perficient Inc.	523,545	5,879
*	Ultimate Software
	Group Inc.	63,800	5,686
*	FEI Co.	117,130	5,603
*	Teradyne Inc.	393,817	5,537
*	Riverbed Technology Inc.	324,100	5,234
*	Euronet Worldwide Inc.	296,010	5,068
*	Red Hat Inc.	89,000	5,027
*	RADWARE Ltd.	118,200	4,526
*	Microsemi Corp.	238,025	4,401
*	VeriFone Systems Inc.	112,870	3,735
*	CACI International Inc.
	Class A	66,300	3,648
*	Entropic
	Communications Inc.	581,200	3,278
*	Sourcefire Inc.	61,800	3,177
*	BroadSoft Inc.	107,450	3,112
	MKS Instruments Inc.	103,600	2,997
*	ShoreTel Inc.	659,300	2,888
*	TiVo Inc.	348,260	2,880
*	Alliance Data
	Systems Corp.	21,300	2,875
*	Cardtronics Inc.	91,156	2,754
	Electro Rent Corp.	166,300	2,699
*	Pericom
	Semiconductor Corp.	267,556	2,408
	Clicksoftware
	Technologies Ltd.	294,200	2,380
*	Acme Packet Inc.	120,790	2,253
*	Gartner Inc.	51,968	2,237
*	MICROS Systems Inc.	43,115	2,207
*	Ceva Inc.	124,500	2,192
*	Monolithic Power
	Systems Inc.	110,000	2,186
*	TIBCO Software Inc.	72,187	2,160
*	Finisar Corp.	142,300	2,129
*	Progress Software Corp.	99,450	2,076
*	Global Cash Access
	Holdings Inc.	287,500	2,073
*	IPG Photonics Corp.	47,500	2,071

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Ariba Inc.	45,000	2,014
	Total System Services Inc.	83,000	1,986
*	LSI Corp.	306,900	1,955
	MAXIMUS Inc.	37,120	1,921
*	NCR Corp.	83,644	1,901
*	Silicon Laboratories Inc.	50,000	1,895
	Lender Processing
	Services Inc.	72,700	1,838
*	CommVault Systems Inc.	36,200	1,794
	Heartland Payment
	Systems Inc.	56,900	1,712
*	Standard
	Microsystems Corp.	44,950	1,658
	Jabil Circuit Inc.	81,100	1,649
	Fair Isaac Corp.	38,200	1,615
*	Manhattan Associates Inc.	34,604	1,582
*	SPS Commerce Inc.	51,500	1,565
*	DealerTrack Holdings Inc.	50,000	1,505
*	Trimble Navigation Ltd.	30,850	1,419
	IAC/InterActiveCorp	30,954	1,411
*	Virtusa Corp.	105,000	1,402
	Anixter International Inc.	24,895	1,321
	DST Systems Inc.	24,104	1,309
*	Rudolph Technologies Inc.	150,000	1,308
*	Entegris Inc.	149,400	1,276
*	Nanometrics Inc.	80,000	1,229
*	NAPCO Security
	Technologies Inc.	414,464	1,219
	Booz Allen Hamilton
	Holding Corp.	79,481	1,214
*	Plexus Corp.	42,683	1,204
*	Insight Enterprises Inc.	66,156	1,113
*	Freescale
	Semiconductor Ltd.	101,300	1,038
*	EPAM Systems Inc.	60,900	1,035
*	Stamps.com Inc.	38,300	945
*	Tyler Technologies Inc.	23,000	928
*	Unisys Corp.	46,400	907
	OPNET	33,359	887
	Plantronics Inc.	26,157	874
*	Zebra Technologies Corp.	24,700	849
*	Cymer Inc.	14,070	829
*	Advanced Micro
	Devices Inc.	138,575	794
*	Mentor Graphics Corp.	50,040	751
*	Skyworks Solutions Inc.	27,000	739
	Tessco Technologies Inc.	31,200	688
*	JDS Uniphase Corp.	58,295	641
	Intersil Corp. Class A	56,000	596
*	QLIK Technologies Inc.	25,500	564
*	Guidance Software Inc.	59,100	562
*,^	Ubiquiti Networks Inc.	34,900	497
*	SolarWinds Inc.	11,400	497
*	ATMI Inc.	22,800	469

			Market
			Value•
		Shares	($000)
*	Exar Corp.	57,400	468
*	Deltek Inc.	30,500	353
*	TNS Inc.	19,600	352
	QAD Inc. Class A	21,826	310
*	Volterra
	Semiconductor Corp.	12,900	303
*	Websense Inc.	15,749	295
*	Equinix Inc.	1,400	246
	Blackbaud Inc.	7,000	180
*	Ancestry.com Inc.	5,582	154
	Power Integrations Inc.	2,800	104
*	MicroStrategy Inc. Class A	600	78
			218,086
Materials (4.4%)
	Schweitzer-Mauduit
	International Inc.	91,200	6,214
	Sensient
	Technologies Corp.	122,750	4,509
*	OM Group Inc.	222,782	4,233
	Quaker Chemical Corp.	84,000	3,882
	Valspar Corp.	45,000	2,362
*	WR Grace & Co.	39,500	1,993
	Aptargroup Inc.	38,400	1,960
	NewMarket Corp.	8,557	1,853
	Rockwood Holdings Inc.	35,759	1,586
	Airgas Inc.	17,800	1,495
*	Graphic Packaging
	Holding Co.	269,000	1,480
	Eastman Chemical Co.	28,386	1,430
	Westlake Chemical Corp.	25,100	1,312
	Huntsman Corp.	95,800	1,240
	Eagle Materials Inc.	28,800	1,075
	Wausau Paper Corp.	80,100	779
*	Coeur d’Alene Mines Corp.	32,300	567
	Albemarle Corp.	5,800	346
	FutureFuel Corp.	24,848	261
*	Flotek Industries Inc.	23,500	220
	Ball Corp.	2,610	107
*	TPC Group Inc.	2,000	74
			38,978
Telecommunication Services (0.4%)
*,^	magicJack VocalTec Ltd.	71,900	1,366
*	tw telecom inc Class A	39,100	1,003
*	Clearwire Corp. Class A	721,450	808
*	Iridium Communications Inc.	36,900	331
*	Cincinnati Bell Inc.	59,000	219
*	SBA Communications Corp.
	Class A	2,200	126
			3,853
Utilities (0.0%)
	Otter Tail Corp.	8,700	199
Total Common Stocks
(Cost $767,296)			845,171

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.3%)[1]
	Money Market Fund (5.1%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.148%	45,493,093	45,493

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
5	Fannie Mae
	Discount Notes,
	0.150%, 9/5/12	100	100
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.120%, 7/27/12	1,700	1,700
[5,6]	Freddie Mac
	Discount Notes,
	0.145%, 9/17/12	300	300
			2,100
Total Temporary Cash Investments
	(Cost $47,593)		47,593
	Total Investments (100.3%)
	(Cost $814,889)		892,764
Other Assets and Liabilities (–0.3%)
	Other Assets		7,049
	Liabilities[4]		(10,135)
			(3,086)
	Net Assets (100%)
Applicable to 47,443,925 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			889,678
	Net Asset Value Per Share		$18.75

At June 30, 2012, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		785,982
Undistributed Net Investment Income			852
Accumulated Net Realized Gains			23,719
Unrealized Appreciation (Depreciation)
	Investment Securities		77,875
	Futures Contracts		1,250
	Net Assets		889,678

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $5,379,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.2% and 3.1%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $5,729,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
6 Securities with a value of $1,900,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends[1]	3,333
Interest[1]	29
Security Lending	526
Total Income	3,888
Expenses
Investment Advisory Fees—Note B
Basic Fee	580
Performance Adjustment	92
The Vanguard Group—Note C
Management and Administrative	925
Marketing and Distribution	101
Custodian Fees	21
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	1,735
Net Investment Income	2,153
Realized Net Gain (Loss)
Investment Securities Sold[1]	26,575
Futures Contracts	(880)
Realized Net Gain (Loss)	25,695
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	28,521
Futures Contracts	1,050
Change in Unrealized Appreciation
(Depreciation)	29,571
Net Increase (Decrease) in Net Assets
Resulting from Operations	57,419

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,153	1,953
Realized Net Gain (Loss)	25,695	77,636
Change in Unrealized Appreciation (Depreciation)	29,571	(76,905)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,419	2,684
Distributions
Net Investment Income	(2,109)	(1,636)
Realized Capital Gain	(17,900)	—
Total Distributions	(20,009)	(1,636)
Capital Share Transactions
Issued	64,856	246,222
Issued in Lieu of Cash Distributions	20,009	1,636
Redeemed	(66,724)	(173,509)
Net Increase (Decrease) from Capital Share Transactions	18,141	74,349
Total Increase (Decrease)	55,551	75,397
Net Assets
Beginning of Period	834,127	758,730
End of Period[2]	889,678	834,127

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $1,000, $27,000, and $0, respectively. 2 Net Assets—End of Period includes undistributed net investment income of $852,000 and $808,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$17.89	$17.68	$13.46	$9.78	$18.15	$19.32
Investment Operations
Net Investment Income	.046	.039	.043	.055	.110	.094[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.241	.204	4.226	3.745	(6.820)	.620
Total from Investment Operations	1.287	.243	4.269	3.800	(6.710)	.714
Distributions
Dividends from Net Investment Income	(.045)	(.033)	(.049)	(.120)	(.100)	(.101)
Distributions from Realized Capital Gains	(.382)	—	—	—	(1.560)	(1.783)
Total Distributions	(.427)	(.033)	(.049)	(.120)	(1.660)	(1.884)
Net Asset Value, End of Period	$18.75	$17.89	$17.68	$13.46	$9.78	$18.15

Total Return	7.06%	1.36%	31.79%	39.38%	–39.47%	3.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$890	$834	$759	$566	$432	$794
Ratio of Total Expenses to
Average Net Assets[2]	0.39%	0.41%	0.41%	0.40%	0.33%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.48%	0.23%	0.30%	0.43%	0.80%	0.49%
Portfolio Turnover Rate	58%	59%	62%	60%	94%	75%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.04%, 0.02%, 0.00%, (0.03%), and (0.06%).

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Vanguard Small Company Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008-2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $119,000 for the six months ended June 30, 2012.

For the six months ended June 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, before an increase of $92,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $132,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	845,171	—	—
Temporary Cash Investments	45,493	2,100	—
Futures Contracts—Assets[1]	592	—	—
Total	891,256	2,100	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Small Company Growth Portfolio

E. At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2012	252	20,044	1,250

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $814,889,000. Net unrealized appreciation of investment securities for tax purposes was $77,875,000, consisting of unrealized gains of $156,201,000 on securities that had risen in value since their purchase and $78,326,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2012, the portfolio purchased $249,147,000 of investment securities and sold $262,619,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	3,336	13,212
Issued in Lieu of Cash Distributions	1,006	85
Redeemed	(3,527)	(9,588)
Net Increase (Decrease) in Shares Outstanding	815	3,709

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 52% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,070.57	$2.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.92	1.96

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Granahan Investment Management, Inc. (Granahan), and The Vanguard Group, Inc. (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Granahan Investment Management. Founded in 1985, Granahan uses fundamental research to select a portfolio of stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three life cycle-based categories of growth companies: core growth, companies with strong market position, based on proprietary products or services; pioneers, companies with unique technology or innovations; and special situations, companies with growth potential overlooked by the market. Granahan has advised the portfolio since its inception in 1996.

The Vanguard Group. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark index and peer group. The board concluded that each advisor has carried out the portfolio’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark index and its peer group. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Granahan in determining whether to approve the advisory fee, because Granahan is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with Granahan without any need for asset-level breakpoints. Granahan’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Committee (1997–2008) of Johnson & Johnson	Peter F. Volanakis
	(pharmaceuticals/medical devices/consumer	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	products); Director of Skytop Lodge Corporation	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	(hotels), the University Medical Center at Princeton,	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	the Robert Wood Johnson Foundation, and the Center	Incorporated (communications equipment); Director
Years: Chairman of the Board of The Vanguard Group,	for Talent Innovation; Member of the Advisory Board	of SPX Corporation (multi-industry manufacturing);
Inc., and of each of the investment companies served	of the Maxwell School of Citizenship and Public	Overseer of the Amos Tuck School of Business
by The Vanguard Group, since January 2010; Director	Affairs at Syracuse University.	Administration at Dartmouth College; Advisor to
of The Vanguard Group since 2008; Chief Executive		the Norris Cotton Cancer Center.
Officer and President of The Vanguard Group and of	F. Joseph Loughrey
each of the investment companies served by The	Born 1949. Trustee Since October 2009. Principal	Executive Officers
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	and Chief Operating Officer (retired 2009) of Cummins	Glenn Booraem
Vanguard Group (1995–2008).	Inc. (industrial machinery); Director of SKF AB	Born 1967. Controller Since July 2010. Principal
	(industrial machinery), Hillenbrand, Inc. (specialized	Occupation(s) During the Past Five Years: Principal
IndependentTrustees	consumer services), the Lumina Foundation for	of The Vanguard Group, Inc.; Controller of each of
	Education, and Oxfam America; Chairman of the	the investment companies served by The Vanguard
Emerson U. Fullwood	Advisory Council for the College of Arts and Letters	Group; Assistant Controller of each of the investment
Born 1948. Trustee Since January 2008. Principal	and Member of the Advisory Board to the Kellogg	companies served by The Vanguard Group (2001–
Occupation(s) During the Past Five Years: Executive	Institute for International Studies at the University of	2010).
Chief Staff and Marketing Officer for North America	Notre Dame.
and Corporate Vice President (retired 2008) of Xerox		Thomas J. Higgins
Corporation (document management products and	Mark Loughridge	Born 1957. Chief Financial Officer Since September
services); Executive in Residence and 2010	Born 1953. Trustee Since March 2012. Principal	2008. Principal Occupation(s) During the Past Five
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Senior	Years: Principal of The Vanguard Group, Inc.; Chief
Institute of Technology; Director of SPX Corporation	Vice President and Chief Financial Officer at IBM	Financial Officer of each of the investment companies
(multi-industry manufacturing), the United Way of	(information technology services); Fiduciary Member	served by The Vanguard Group; Treasurer of each of
Rochester, Amerigroup Corporation (managed health	of IBM’s Retirement Plan Committee.	the investment companies served by The Vanguard
care), the University of Rochester Medical Center,		Group (1998–2008).
Monroe Community College Foundation, and North	Scott C. Malpass
Carolina A&T University.	Born 1962. Trustee Since March 2012. Principal	Kathryn J. Hyatt
	Occupation(s) During the Past Five Years: Chief	Born 1955. Treasurer Since November 2008. Principal
Rajiv L. Gupta	Investment Officer and Vice President at the	Occupation(s) During the Past Five Years: Principal of
Born 1945. Trustee Since December 2001.[2]	University of Notre Dame; Assistant Professor of	The Vanguard Group, Inc.; Treasurer of each of the
Principal Occupation(s) During the Past Five Years:	Finance at the Mendoza College of Business at Notre	investment companies served by The Vanguard
Chairman and Chief Executive Officer (retired 2009)	Dame; Member of the Notre Dame 403(b) Investment	Group; Assistant Treasurer of each of the investment
and President (2006–2008) of Rohm Haas Co.	Committee; Director of TIFF Advisory Services, Inc.	companies served by The Vanguard Group (1988–
(chemicals); Director of Tyco International, Ltd.	(investment advisor); Member of the Investment	2008).
(diversified manufacturing and services), Hewlett-	Advisory Committees of the Financial Industry
Packard Co. (electronic computer manufacturing),	Regulatory Authority (FINRA) and of Major League	Heidi Stam
and Delphi Automotive LLP (automotive components);	Baseball.	Born 1956. Secretary Since July 2005. Principal
Senior Advisor at New Mountain Capital; Trustee of		Occupation(s) During the Past Five Years: Managing
The Conference Board.	André F. Perold	Director of The Vanguard Group, Inc.; General Counsel
	Born 1952. Trustee Since December 2004. Principal	of The Vanguard Group; Secretary of The Vanguard
Amy Gutmann	Occupation(s) During the Past Five Years: George	Group and of each of the investment companies
Born 1949. Trustee Since June 2006. Principal	Gund Professor of Finance and Banking at the Harvard	served by The Vanguard Group; Director and Senior
Occupation(s) During the Past Five Years: President	Business School (retired 2011); Chief Investment	Vice President of Vanguard Marketing Corporation.
of the University of Pennsylvania; Christopher H.	Officer and Managing Partner of HighVista Strategies
Browne Distinguished Professor of Political Science	LLC (private investment firm); Director of Rand	Vanguard Senior ManagementTeam
in the School of Arts and Sciences with secondary	Merchant Bank; Overseer of the Museum of Fine	Mortimer J. Buckley	Michael S. Miller
appointments at the Annenberg School for	Arts Boston.	Kathleen C. Gubanich	James M. Norris
Communication and the Graduate School of Education
of the University of Pennsylvania; Member of the	Alfred M. Rankin, Jr.	Paul A. Heller	Glenn W. Reed
National Commission on the Humanities and Social	Born 1941. Trustee Since January 1993. Principal	Martha G. King	George U. Sauter
Sciences; Trustee of Carnegie Corporation of New	Occupation(s) During the Past Five Years: Chairman,	Chris D. McIsaac
York and of the National Constitution Center; Chair	President, and Chief Executive Officer of NACCO
of the U.S. Presidential Commission for the Study	Industries, Inc. (forklift trucks/housewares/lignite);	Chairman Emeritus and Senior Advisor
of Bioethical Issues.	Director of Goodrich Corporation (industrial products/	John J. Brennan
	aircraft systems and services) and the National	Chairman, 1996–2009
JoAnn Heffernan Heisen	Association of Manufacturers; Chairman of the Board	Chief Executive Officer and President, 1996–2008
Born 1950. Trustee Since July 1998. Principal	of the Federal Reserve Bank of Cleveland and of
Occupation(s) During the Past Five Years: Corporate	University Hospitals of Cleveland; Advisory Chairman	Founder
Vice President and Chief Global Diversity Officer	of the Board of The Cleveland Museum of Art.
(retired 2008) and Member of the Executive		John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
Annuity and Insurance Services > 800-522-5555	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q692 082012

Semiannual Report | June 30, 2012

Vanguard Variable Insurance Fund

Conservative Allocation Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

REIT Index Portfolio

Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

> U.S. stocks generated strong returns for the six months ended June 30, 2012.

> International stocks struggled. In Europe, the ongoing debt negotiations led to poor stock market returns and unsettling volatility.

> Despite their modest yields, high-quality U.S. bonds produced reasonable returns as investors bid up prices.

Contents

Market Perspective	1
Conservative Allocation Portfolio	2
Equity Index Portfolio	11
Mid-Cap Index Portfolio	24
Moderate Allocation Portfolio	37
REIT Index Portfolio	46
Total Stock Market Index Portfolio	56
(with underlying Equity Index Portfolio)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

This report begins with a review of the market environment during the past six months, when an early rally in stocks gave way to volatility amid renewed concerns about Europe.

The half-year illustrated the wisdom of balance and diversification. U.S stocks soared in the first three months of the year, while the broad U.S. bond market barely advanced. In the second quarter, bonds provided solid returns that in a balanced portfolio would have cushioned the drop in stocks.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market holdings appropriate to your risk tolerance and long-term investment goals.

In case you missed our announcement last month, George U. “Gus” Sauter, managing director and chief investment officer of Vanguard, plans to retire at the end of 2012. It’s hard to overstate the contributions that Gus has made to

Vanguard in his 25-year career. We’re fortunate that Mortimer J. “Tim” Buckley, managing director, has agreed to succeed Gus. I’ll have more to say about Gus’s retirement at the end of the year.

Thank you for entrusting your assets to Vanguard.

F.William McNabb III
Chairman and Chief Executive Officer
July 13, 2012

U.S. stocks posted strong returns
but Europe remained a trouble spot
U.S. stocks were the standout performers for the six months ended June 30, returning about 9%. Domestic equities seemed to benefit from the perception that they offered some shelter from the storms roiling European markets. International stocks didn’t fare as well, returning about 3%. European stocks were the weakest performers. Returns for emerging markets and the developed markets of the Pacific region were restrained by signs of slowing growth.

Throughout the period, investors were preoccupied with Europe’s debt troubles, and global stock markets moved sharply up and down depending on whether the latest news from the region was positive or negative. Vanguard economists anticipate that Europe will remain a trouble spot. The most likely scenario is that it will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Investors’ appetite for Treasuries
drove 10-year yield to a new low
Amid the turmoil in Europe, U.S. Treasury securities continued to benefit from a “flight to quality.” Investor demand nudged bond prices higher, and in early June, the yield on the 10-year U.S. Treasury note slipped below 1.5% for the first time. (Bond yields and prices move in opposite directions.)

The broad U.S. taxable bond market posted a return of about 2% for the half-year. Municipal bonds remained a bright spot, delivering a return of more than 3%.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns from money market funds and savings accounts.

Market Barometer
			Total Returns
		Periods Ended June 30, 2012
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.38%	4.37%	0.39%
Russell 2000 Index (Small-caps)	8.53	-2.08	0.54
Dow Jones US Total Stock Market Index	9.45	3.78	0.63
MSCI All Country World Index ex USA (International)	2.77	–14.57	–4.62

Bonds
Barclays U.S. Aggregate Bond Index (Broad Taxable Market)	2.37%	7.47%	6.79%
Barclays Municipal Bond Index	3.66	9.90	5.95
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.87

CPI
Consumer Price Index	1.69	1.66	1.95
1 Annualized.

1

Vanguard® Conservative Allocation Portfolio

The broad U.S. stock market got off to a strong start early in 2012. Concerns about the pace of economic growth in the second quarter, however, caused stocks to give back some of their gains while some investors sought safety in bonds. In its first full half-year ended June 30, the Conservative Allocation Portfolio returned 4.49%. The portfolio’s performance was in line with that of its benchmark (4.57%) and ahead of the average return of peer funds (4.25%).

As a “fund of funds,” the Conservative Allocation Portfolio seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. While the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through the following holdings: VVIF Total Bond Market Index Portfolio (60%), VVIF Equity Index Portfolio (22%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks had a strong first half
despite a weak second quarter
Signs of growth and hiring in the U.S. economy helped the broad U.S. stock market post its best first-quarter performance in over a decade. Although investor optimism was tempered in May and June because of weaker economic data, nine of the broad market’s ten industry sectors ended the six-month period in positive territory.

Among U.S. large-capitalization stocks, the best-performing sectors included financials, which came back after falling sharply in 2011; information technology, which benefited from demand for smartphones, tablet computers, and data storage; and consumer discretionary, where media companies and retailers in particular moved higher. Energy was the worst performer as oil, natural gas, and coal prices all fell during the period. The Equity Index Portfolio returned more than 9% for the six months ended June 30.

The returns of U.S. mid- and small-capitalization stocks almost matched those of U.S. large-caps: The Extended Market Index Fund returned a little less than 9%. In this segment, health care stocks performed the best, getting a boost from acquisition activity during the six-month period. Here, too, energy was a detractor.

With more flare-ups in the European debt crisis and slowing growth in China, international stocks lagged their U.S. counterparts significantly. The Total International Stock Index Fund returned less than 4% for the period, with Europe underperforming the Pacific region and emerging markets.

With a weaker outlook for growth at home and abroad in the second quarter, investor appetite shifted from stocks to bonds. Corporate bonds, especially those in the lower-quality investment-grade segment, returned a solid 4.7% for the period. Treasuries returned a more modest 1.5%. The Total Bond Market Index Portfolio, which provides exposure to the whole investment-grade U.S. bond market, finished the half-year up 2.35%.

Diversification can help you
cover all the bases
The financial markets are unpredictable by nature, which is why we encourage investors to maintain a diversified portfolio across asset classes and within them as well. By not putting all your eggs in one basket, you can soften the impact of a sector or segment that performs poorly and make it less likely that you’ll be left standing on the sidelines when a part of the market rallies. The Conservative Allocation Portfolio can play a key role in an investment plan as it offers broad diversification across international and U.S. equity markets as well as U.S. bond markets at a low cost. The portfolio has the advantage of being low-maintenance as well—its managers systematically rebalance the portfolio to its target allocation so you don’t have to.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Conservative Allocation Portfolio		4.49%
Conservative Allocation Composite Index[1]		4.57
Variable Insurance Mixed Target Conservative Funds Average[2]		4.25

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Conservative
	Expenses[3]	Funds Average[4]
Conservative Allocation Portfolio	0.25%	0.42%

1 Weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI index. Returns for the MSCI index are adjusted for withholding taxes.
2 Derived from data provided by Lipper Inc.
3 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2012, the annualized acquired fund fees and expenses were 0.20%.
4 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

2

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of June 30, 2012

Total Portfolio Characteristics

Yield[1]	2.5%
Acquired Fund Fees and Expenses[2]	0.25%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	59.2%
Vanguard Variable Insurance Fund
Equity Index Portfolio	23.3
Vanguard Total International Stock
Index Fund Investor Shares	12.3
Vanguard Extended Market Index
Fund Investor Shares	5.2

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2012, the annualized acquired fund fees and expenses were 0.20%.

3

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): October 19, 2011–June 30, 2012

Total Return: Period Ended June 30, 2012
	Inception	Since
	Date	Inception
Conservative Allocation Portfolio	10/19/2011	6.79%

1 Six months ended June 30, 2012.
2 Weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI index. Returns for the MSCI index are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Conservative Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (28.5%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	318,385	7,498
Vanguard Extended
Market Index Fund
Investor Shares	39,310	1,681
		9,179
International Stock Fund (12.3%)
Vanguard Total International
Stock Index Fund
Investor Shares	292,649	3,959

Bond Fund (59.1%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	1,555,592	19,056
Total Investment Companies
(Cost $32,372)		32,194
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.148%
(Cost $1)	801	1
Total Investments (99.9%)
(Cost $32,373)		32,195

Market
Value•
($000)
Other Assets and Liabilities (0.0%)
Other Assets	120
Liabilities	(104)
16
Net Assets (100%)
Applicable to 1,512,123 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,211
Net Asset Value Per Share	$21.30

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	31,521
Undistributed Net Investment Income	447
Accumulated Net Realized Gains	421
Unrealized Appreciation (Depreciation)	(178)
Net Assets	32,211

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Conservative Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Income Distributions Received	452
Net Investment Income—Note B	452
Realized Net Gain (Loss)
Capital Gain Distributions Received	119
Investment Securities Sold	303
Realized Net Gain (Loss)	422
Change in Unrealized
Appreciation (Depreciation)
of Investment Securities	(196)
Net Increase (Decrease) in Net Assets
Resulting from Operations	678

Statement of Changes in Net Assets

		October 19,
	Six Months Ended	2011[1] to
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	452	37
Realized Net Gain (Loss)	422	17
Change in Unrealized Appreciation (Depreciation)	(196)	18
Net Increase (Decrease) in Net Assets Resulting from Operations	678	72
Distributions
Net Investment Income	(42)	—
Realized Capital Gain[2]	(18)	—
Total Distributions	(60)	—
Capital Share Transactions
Issued	23,855	11,353
Issued in Lieu of Cash Distributions	60	—
Redeemed	(2,830)	(917)
Net Increase (Decrease) from Capital Share Transactions	21,085	10,436
Total Increase (Decrease)	21,703	10,508
Net Assets
Beginning of Period	10,508	—
End of Period[3]	32,211	10,508

1 Inception.
2 Includes fiscal 2012 short-term gain distributions totaling $18,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $447,000 and $37,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Conservative Allocation Portfolio

Financial Highlights

	Six Months	Oct. 19,
	Ended	2011[1] to
	June 30,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$20.44	$20.00
Investment Operations
Net Investment Income	.432[2]	.172[2]
Capital Gain Distributions Received	.114[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.373	.268
Total from Investment Operations	.919	.440
Distributions
Dividends from Net Investment Income	(.041)	—
Distributions from Realized Capital Gains	(.018)	—
Total Distributions	(.059)	—
Net Asset Value, End of Period	$21.30	$20.44

Total Return	4.49%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32	$11
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.05%	0.75%[3]
Portfolio Turnover Rate	30%	20%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and U.S. bonds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for its open federal income tax year ended December 31, 2011, and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

7

Vanguard Conservative Allocation Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2012, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $32,373,000. Net unrealized depreciation of investment securities for tax purposes was $178,000, consisting of unrealized gains of $54,000 on securities that had risen in value since their purchase and $232,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2012, the portfolio purchased $25,109,000 of investment securities and sold $3,332,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	October 19, 2011[1] to
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	1,148	560
Issued in Lieu of Cash Distributions	3	—
Redeemed	(153)	(46)
Net Increase (Decrease) in Shares Outstanding	998	514

G. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

8

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,044.95	$1.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.87	1.01

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

8

9

Vanguard Conservative Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Conservative Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management since the portfolio’s inception, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found in the Performance Summary page of this report.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s low-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

10

Vanguard® Equity Index Portfolio

Although concerns about the pace of economic growth in the second quarter caused the stock market to give back some of its first-quarter gains, the Equity Index Portfolio returned 9.40% for the six months ended June 30, 2012. The portfolio’s performance was in line with that of its benchmark index (9.49%) and ahead of the average return of peer funds (7.80%).

The table below shows the returns of your portfolio and its comparative standards for the half-year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks had a strong first half
despite a weak second quarter
Signs of growth and hiring in the U.S. economy helped the broad stock market post its best first-quarter performance in over a decade. Although investor optimism was tempered in May and June because of weaker U.S. economic data, more flare-ups in the European debt crisis, and slowing growth in China, nine of the index’s ten industry sectors ended the six-month period in positive territory.

Information technology stocks, which accounted for around 20% of the portfolio’s assets, gained a solid 13% for the six-month period. Demand for smartphones, tablet computers, and data storage to build out the “cloud” drove tech stocks higher, although most of the gains were made in the first quarter.

The financial sector was another major contributor to the portfolio’s performance. After falling sharply in 2011, the sector benefited from an upturn in the outlook for economic growth at the beginning of the period; the stocks of large banks and credit card companies in particular boosted the return of the portfolio. And an agreement among Eurozone countries to secure funding for Spanish banks at the end of the half-year provided a lift for stocks, particularly financials, which returned 14% for the six months.

Consumer discretionary stocks did well overall (13%), with media companies and retailers leading the way. While the telecommunication services sector jumped 17%, it had a limited impact on the portfolio’s return because it accounted for only about 3% of assets.

Health care stocks (11%) showed resilience in the second quarter as concerns grew about the strength of the economy both at home and abroad. The sector’s traditional draws—attractive dividends and relatively steady earnings regardless of which phase of the economic cycle we are in—helped buoy returns, as did merger and acquisition activity.

The sole sector in negative territory for the half-year was energy (–2%), which had to contend with a number of challenges. The price of oil slumped to less than $90 per barrel as expectations of slower global growth dented prospects for demand. At the same time, an abundance of supply drove down the price of natural gas, which hurt coal prices as well.

There was little difference in returns by investment style; growth stocks generally returned slightly more than value stocks.

Stay focused on diversification,
not the market’s volatility
Ups and downs in the market, as all seasoned investors know, are part and parcel of investing. Because predicting these movements is notoriously difficult, we encourage investors to maintain a portfolio that is diversified across asset classes and within them as well. The Equity Index Portfolio can play an important role in such a portfolio as it affords investors broad exposure to the large-capitalization segment of the U.S. equity market, including growth and value stocks, and does so at a low cost.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Equity Index Portfolio		9.40%
S&P 500 Index		9.49
Variable Insurance Large-Cap Core Funds Average[1]		7.80

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.17%	0.87%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

11

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	503	500	3,694
Median Market Cap	$56.8B	$56.8B	$33.1B
Price/Earnings Ratio	15.3x	15.3x	16.1x
Price/Book Ratio	2.2x	2.2x	2.1x
Yield[3]	2.1%	2.2%	2.1%
Return on Equity	19.9%	19.7%	18.1%
Earnings Growth Rate	9.7%	9.7%	9.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	6%	—	—
Expense Ratio[5]	0.17%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
	Target Index[1]	Broad Index[2]
R–Squared	1.00		0.99
Beta	1.00		0.95

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	10.9%	11.0%	11.9%
Consumer Staples	11.3	11.3	9.9
Energy	10.8	10.8	10.0
Financials	14.4	14.4	15.9
Health Care	12.0	12.0	12.0
Industrials	10.5	10.5	10.8
Information Technology	19.8	19.7	19.0
Materials	3.4	3.4	3.9
Telecommunication
Services	3.2	3.2	2.9
Utilities	3.7	3.7	3.7

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Computer Hardware	4.4%
Exxon Mobil Corp.	Integrated Oil & Gas 3.2
Microsoft Corp.	Systems Software	1.9
International Business	IT Consulting &
Machines Corp.	Other Services	1.8
General Electric Co.	Industrial
	Conglomerates	1.8
AT&T Inc.	Integrated
	Telecommunication
	Services	1.7
Chevron Corp.	Integrated Oil & Gas 1.7
Johnson & Johnson	Pharmaceuticals	1.5
Wells Fargo & Co.	Diversified Banks	1.4
Coca-Cola Co.	Soft Drinks	1.4
Top Ten		20.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income; it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.17%.
6 The holdings listed exclude any temporary cash investments and equity index products.

12

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	5.25%	0.15%	5.25%

1 Six months ended June 30, 2012.
See Financial Highlights for dividend and capital gains information.

13

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (10.9%)
	McDonald’s Corp.	189,924	16,814
	Walt Disney Co.	334,083	16,203
*	Amazon.com Inc.	67,363	15,382
	Comcast Corp. Class A	477,421	15,263
	Home Depot Inc.	286,105	15,161
	News Corp. Class A	393,792	8,778
	Starbucks Corp.	141,822	7,562
	Target Corp.	123,525	7,188
	Time Warner Inc.	179,364	6,906
	Ford Motor Co.	713,398	6,842
	Lowe’s Cos. Inc.	219,936	6,255
*	priceline.com Inc.	9,311	6,187
	NIKE Inc. Class B	68,580	6,020
*	DIRECTV Class A	122,423	5,977
	TJX Cos. Inc.	138,446	5,944
	Yum! Brands Inc.	85,959	5,537
	Time Warner Cable Inc.	58,407	4,795
	Viacom Inc. Class B	98,647	4,638
	CBS Corp. Class B	120,938	3,964
	Johnson Controls Inc.	126,853	3,515
	Coach Inc.	53,675	3,139
	Carnival Corp.	84,625	2,900
*	Bed Bath & Beyond Inc.	43,408	2,683
	Macy’s Inc.	77,323	2,656
	Ross Stores Inc.	42,090	2,629
*	Discovery
	Communications Inc.
	Class A	47,632	2,572
	Omnicom Group Inc.	50,829	2,470
	McGraw-Hill Cos. Inc.	52,345	2,356
*	Dollar Tree Inc.	43,328	2,331
*	Chipotle Mexican Grill Inc.
	Class A	5,929	2,253
	VF Corp.	16,125	2,152
	Mattel Inc.	63,758	2,068
	Kohl’s Corp.	44,771	2,037
	Harley-Davidson Inc.	43,336	1,982
*	O’Reilly Automotive Inc.	23,534	1,971
	Starwood Hotels & Resorts
	Worldwide Inc.	36,947	1,960
	Marriott International Inc.
	Class A	49,804	1,952
	Limited Brands Inc.	45,127	1,919
*	AutoZone Inc.	4,973	1,826
	Genuine Parts Co.	29,032	1,749
	Gap Inc.	62,009	1,697
	Staples Inc.	129,651	1,692
	Ralph Lauren Corp. Class A	12,032	1,685
	Wynn Resorts Ltd.	14,822	1,537
	Nordstrom Inc.	29,846	1,483
	Family Dollar Stores Inc.	21,886	1,455
	Wyndham Worldwide Corp.	27,176	1,433
*	BorgWarner Inc.	21,332	1,399
	Tiffany & Co.	23,707	1,255

			Market
			Value•
		Shares	($000)
	Darden Restaurants Inc.	23,949	1,213
*	CarMax Inc.	42,287	1,097
	Best Buy Co. Inc.	51,712	1,084
	Scripps Networks
	Interactive Inc. Class A	17,285	983
	Newell Rubbermaid Inc.	53,735	975
	DR Horton Inc.	52,227	960
	Lennar Corp. Class A	30,245	935
	Interpublic Group
	of Cos. Inc.	83,167	902
	Whirlpool Corp.	14,525	888
	International Game
	Technology	55,443	873
	H&R Block Inc.	54,618	873
	Comcast Corp.	26,563	834
	Expedia Inc.	16,817	808
*	TripAdvisor Inc.	17,617	787
*	Fossil Inc.	9,666	740
	Hasbro Inc.	21,590	731
*	Apollo Group Inc. Class A	19,999	724
*	Netflix Inc.	10,393	712
*	PulteGroup Inc.	62,725	671
	Gannett Co. Inc.	44,132	650
	JC Penney Co. Inc.	26,967	629
*	Urban Outfitters Inc.	20,709	571
	Leggett & Platt Inc.	26,044	550
	Cablevision Systems Corp.
	Class A	40,723	541
*	Goodyear Tire & Rubber Co.	45,484	537
	Abercrombie & Fitch Co.	15,339	524
	Harman International
	Industries Inc.	13,152	521
*	Big Lots Inc.	11,854	484
	GameStop Corp. Class A	24,323	447
*	Sears Holdings Corp.	7,071	422
	DeVry Inc.	11,058	342
	Washington Post Co. Class B	902	337
*	AutoNation Inc.	7,981	282
			251,799
Consumer Staples (11.2%)
	Coca-Cola Co.	421,602	32,965
	Procter & Gamble Co.	512,106	31,366
	Philip Morris
	International Inc.	318,748	27,814
	Wal-Mart Stores Inc.	322,477	22,483
	PepsiCo Inc.	292,337	20,657
	Altria Group Inc.	380,337	13,141
	Kraft Foods Inc.	331,503	12,803
	CVS Caremark Corp.	239,496	11,192
	Colgate-Palmolive Co.	89,187	9,284
	Costco Wholesale Corp.	80,786	7,675
	Kimberly-Clark Corp.	73,219	6,134
	Walgreen Co.	161,263	4,770
	General Mills Inc.	121,028	4,664
	Archer-Daniels-Midland Co.	123,340	3,641
	Sysco Corp.	109,536	3,265

			Market
			Value•
		Shares	($000)
	HJ Heinz Co.	59,632	3,243
	Lorillard Inc.	24,321	3,209
	Mead Johnson Nutrition Co.	38,181	3,074
	Whole Foods Market Inc.	30,577	2,915
	Reynolds American Inc.	61,924	2,779
	Kroger Co.	104,847	2,431
	Estee Lauder Cos. Inc.
	Class A	41,982	2,272
	Kellogg Co.	45,918	2,265
	Hershey Co.	28,597	2,060
*	Monster Beverage Corp.	28,343	2,018
	ConAgra Foods Inc.	77,699	2,015
	Beam Inc.	29,465	1,841
	Brown-Forman Corp.
	Class B	18,526	1,794
	Clorox Co.	24,187	1,753
	Dr Pepper Snapple
	Group Inc.	39,542	1,730
	JM Smucker Co.	21,102	1,594
	Coca-Cola Enterprises Inc.	56,065	1,572
	McCormick & Co. Inc.	24,765	1,502
	Avon Products Inc.	80,471	1,304
	Molson Coors Brewing Co.
	Class B	29,260	1,217
	Campbell Soup Co.	33,230	1,109
	Tyson Foods Inc. Class A	54,232	1,021
	Safeway Inc.	44,792	813
	Hormel Foods Corp.	25,560	778
*	Constellation Brands Inc.
	Class A	28,505	771
*	Dean Foods Co.	34,305	584
			259,518
Energy (10.8%)
	Exxon Mobil Corp.	874,057	74,793
	Chevron Corp.	368,909	38,920
	Schlumberger Ltd.	249,340	16,185
	ConocoPhillips	236,322	13,206
	Occidental Petroleum Corp.	151,660	13,008
	Apache Corp.	73,096	6,424
	Anadarko Petroleum Corp.	93,423	6,185
	National Oilwell Varco Inc.	79,743	5,139
	Halliburton Co.	172,612	4,900
	EOG Resources Inc.	50,441	4,545
	Devon Energy Corp.	75,623	4,385
*	Phillips 66	116,861	3,884
	Spectra Energy Corp.	122,068	3,547
	Baker Hughes Inc.	81,999	3,370
	Williams Cos. Inc.	116,866	3,368
	Marathon Oil Corp.	131,518	3,363
	Kinder Morgan Inc.	94,142	3,033
	Marathon Petroleum Corp.	63,666	2,860
	Noble Energy Inc.	33,243	2,820
	Valero Energy Corp.	103,663	2,503
	Hess Corp.	56,886	2,472
	Chesapeake Energy Corp.	123,543	2,298
*	Southwestern Energy Co.	65,096	2,079
	Pioneer Natural
	Resources Co.	23,014	2,030
*	Cameron International Corp.	45,957	1,963
	Range Resources Corp.	30,381	1,880
	Murphy Oil Corp.	36,151	1,818
*	FMC Technologies Inc.	44,610	1,750
	Cabot Oil & Gas Corp.	39,126	1,542
	Noble Corp.	47,010	1,529
	EQT Corp.	27,871	1,495
	CONSOL Energy Inc.	42,406	1,282
	Peabody Energy Corp.	50,785	1,245
*	Denbury Resources Inc.	72,738	1,099

14

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	QEP Resources Inc.	33,100	992
	Sunoco Inc.	19,814	941
	Helmerich & Payne Inc.	20,028	871
*	Nabors Industries Ltd.	54,031	778
	Diamond Offshore
	Drilling Inc.	12,876	761
*	Rowan Cos. plc Class A	23,058	745
*	Newfield Exploration Co.	24,738	725
*	Tesoro Corp.	26,063	651
*	WPX Energy Inc.	37,021	599
*	Alpha Natural
	Resources Inc.	40,967	357
			248,340
Financials (14.4%)
	Wells Fargo & Co.	993,304	33,216
	JPMorgan Chase & Co.	711,542	25,423
*	Berkshire Hathaway Inc.
	Class B	297,218	24,767
	Bank of America Corp.	2,014,361	16,477
	Citigroup Inc.	548,116	15,024
	US Bancorp	354,037	11,386
	American Express Co.	187,118	10,892
	Simon Property Group Inc.	56,625	8,814
	Goldman Sachs Group Inc.	91,870	8,807
	MetLife Inc.	198,603	6,127
	PNC Financial
	Services Group Inc.	98,910	6,044
	Capital One Financial Corp.	108,556	5,934
	American Tower Corporation	73,811	5,160
	Bank of New York
	Mellon Corp.	222,903	4,893
	ACE Ltd.	63,400	4,700
	Travelers Cos. Inc.	72,672	4,639
	Prudential Financial Inc.	87,579	4,241
	Morgan Stanley	284,157	4,146
	BlackRock Inc.	23,983	4,073
	State Street Corp.	91,114	4,067
	BB&T Corp.	130,230	4,018
	Public Storage	26,699	3,856
*	American International
	Group Inc.	119,408	3,832
	Aflac Inc.	87,478	3,726
	Chubb Corp.	50,580	3,683
	Equity Residential	56,004	3,492
	HCP Inc.	78,445	3,463
	Discover Financial Services	98,757	3,415
	Ventas Inc.	53,911	3,403
	CME Group Inc.	12,387	3,321
	Marsh &
	McLennan Cos. Inc.	101,992	3,287
	Allstate Corp.	91,805	3,221
	Boston Properties Inc.	28,087	3,044
	T. Rowe Price Group Inc.	47,753	3,007
	Franklin Resources Inc.	26,615	2,954
	Vornado Realty Trust	34,701	2,914
	Aon plc	61,100	2,858
	Prologis Inc.	85,742	2,849
*	Berkshire Hathaway Inc.
	Class A	21	2,624
	Charles Schwab Corp.	201,309	2,603
	AvalonBay Communities Inc.	17,727	2,508
	SunTrust Banks Inc.	100,652	2,439
	Progressive Corp.	114,279	2,380
	Health Care REIT Inc.	40,031	2,334
	Loews Corp.	57,041	2,334
	Fifth Third Bancorp	171,349	2,296
	Weyerhaeuser Co.	100,176	2,240
	Ameriprise Financial Inc.	40,827	2,134
	Host Hotels & Resorts Inc.	134,318	2,125

			Market
			Value•
		Shares	($000)
	Northern Trust Corp.	44,961	2,069
	M&T Bank Corp.	23,608	1,949
	Invesco Ltd.	83,282	1,882
*	IntercontinentalExchange Inc.	13,589	1,848
	Regions Financial Corp.	264,008	1,782
	Principal Financial Group Inc.	56,285	1,476
	Hartford Financial
	Services Group Inc.	82,185	1,449
	Kimco Realty Corp.	76,050	1,447
	SLM Corp.	91,135	1,432
	KeyCorp	178,037	1,378
	Moody’s Corp.	37,054	1,354
	XL Group plc Class A	58,843	1,238
	NYSE Euronext	47,401	1,213
	Plum Creek Timber Co. Inc.	30,069	1,194
	Lincoln National Corp.	53,350	1,167
	Cincinnati Financial Corp.	30,229	1,151
	Comerica Inc.	36,928	1,134
	Unum Group	54,123	1,035
	Huntington Bancshares Inc.	161,245	1,032
*	CBRE Group Inc. Class A	61,244	1,002
	Torchmark Corp.	18,356	928
	Leucadia National Corp.	36,881	784
	People’s United Financial Inc. 67,226		781
	Apartment Investment &
	Management Co. Class A	26,433	715
	Zions Bancorporation	34,295	666
	Hudson City Bancorp Inc.	98,404	627
	Legg Mason Inc.	23,124	610
	Assurant Inc.	16,401	571
	NASDAQ OMX Group Inc.	23,417	531
*	Genworth Financial Inc.
	Class A	92,089	521
	First Horizon National Corp.	48,192	417
*	E*TRADE Financial Corp.	47,851	385
	Federated Investors Inc.
	Class B	17,137	374
			331,332
Health Care (11.9%)
	Johnson & Johnson	513,371	34,683
	Pfizer Inc.	1,399,624	32,191
	Merck & Co. Inc.	568,550	23,737
	Abbott Laboratories	294,178	18,966
	Bristol-Myers Squibb Co.	315,744	11,351
	UnitedHealth Group Inc.	193,828	11,339
	Amgen Inc.	145,367	10,618
*	Express Scripts Holding Co.	150,631	8,410
	Eli Lilly & Co.	190,644	8,181
	Medtronic Inc.	194,227	7,522
*	Gilead Sciences Inc.	141,393	7,251
*	Biogen Idec Inc.	44,856	6,476
	Baxter International Inc.	102,907	5,469
	Allergan Inc.	57,539	5,326
*	Celgene Corp.	82,354	5,284
	Covidien plc	90,100	4,820
	McKesson Corp.	43,944	4,120
*	Intuitive Surgical Inc.	7,424	4,111
	WellPoint Inc.	61,772	3,940
*	Alexion Pharmaceuticals Inc.	35,950	3,570
	Thermo Fisher Scientific Inc.	68,739	3,568
	Stryker Corp.	60,502	3,334
	Becton Dickinson and Co.	37,853	2,830
	Cardinal Health Inc.	64,569	2,712
	Agilent Technologies Inc.	64,845	2,545
	Aetna Inc.	64,936	2,518
	Cigna Corp.	53,909	2,372
	Humana Inc.	30,428	2,356
	St. Jude Medical Inc.	58,579	2,338
*	Cerner Corp.	27,488	2,272

			Market
			Value•
		Shares	($000)
*	Edwards Lifesciences Corp.	21,475	2,218
	Zimmer Holdings Inc.	32,922	2,119
	Perrigo Co.	17,454	2,058
	AmerisourceBergen Corp.
	Class A	46,820	1,842
	Quest Diagnostics Inc.	29,480	1,766
*	Watson Pharmaceuticals Inc.	23,761	1,758
*	Forest Laboratories Inc.	49,568	1,734
*	DaVita Inc.	17,502	1,719
*	Mylan Inc.	79,579	1,701
	CR Bard Inc.	15,664	1,683
*	Laboratory Corp. of
	America Holdings	18,139	1,680
*	Boston Scientific Corp.	267,162	1,515
*	Life Technologies Corp.	33,254	1,496
*	Waters Corp.	16,607	1,320
*	Varian Medical Systems Inc.	20,772	1,262
*	CareFusion Corp.	41,975	1,078
*	Hospira Inc.	30,717	1,074
	DENTSPLY International Inc.	26,504	1,002
	Coventry Health Care Inc.	26,471	842
	Patterson Cos. Inc.	16,300	562
	PerkinElmer Inc.	21,156	546
*	Tenet Healthcare Corp.	76,834	403
			275,588
Industrials (10.4%)
	General Electric Co.	1,980,517	41,274
	United Parcel Service Inc.
	Class B	179,416	14,131
	United Technologies Corp.	170,359	12,867
	3M Co.	129,638	11,616
	Union Pacific Corp.	88,997	10,618
	Boeing Co.	140,077	10,408
	Caterpillar Inc.	121,954	10,355
	Honeywell International Inc.	145,651	8,133
	Emerson Electric Co.	137,131	6,388
	Deere & Co.	74,305	6,009
	Danaher Corp.	107,520	5,600
	FedEx Corp.	58,962	5,402
	Illinois Tool Works Inc.	89,206	4,718
	Tyco International Ltd.	86,556	4,574
	Precision Castparts Corp.	27,245	4,482
	General Dynamics Corp.	67,432	4,448
	Norfolk Southern Corp.	60,861	4,368
	CSX Corp.	194,197	4,342
	Lockheed Martin Corp.	49,746	4,332
	Raytheon Co.	62,231	3,522
	Cummins Inc.	35,984	3,487
	Northrop Grumman Corp.	47,147	3,008
	Goodrich Corp.	23,462	2,977
	Waste Management Inc.	86,549	2,891
	PACCAR Inc.	66,644	2,612
	Eaton Corp.	63,132	2,502
	Ingersoll-Rand plc	55,900	2,358
	Fastenal Co.	55,182	2,224
	WW Grainger Inc.	11,493	2,198
	Parker Hannifin Corp.	28,326	2,178
	Stanley Black & Decker Inc.	32,027	2,061
	Cooper Industries plc	29,600	2,018
	Dover Corp.	34,268	1,837
	Roper Industries Inc.	18,257	1,800
	CH Robinson Worldwide Inc.	30,482	1,784
	Rockwell Automation Inc.	26,556	1,754
	Republic Services Inc.
	Class A	58,702	1,553
	Fluor Corp.	31,476	1,553
	Expeditors International
	of Washington Inc.	39,558	1,533
*	Stericycle Inc.	15,812	1,449

15

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	L-3 Communications
	Holdings Inc.	18,181	1,346
	Rockwell Collins Inc.	27,061	1,335
	Southwest Airlines Co.	144,189	1,329
	Textron Inc.	52,190	1,298
	Pall Corp.	21,612	1,185
	Flowserve Corp.	10,148	1,164
	Joy Global Inc.	19,745	1,120
	Iron Mountain Inc.	31,908	1,052
	Equifax Inc.	22,320	1,040
*	Quanta Services Inc.	39,394	948
	Masco Corp.	66,655	925
*	Jacobs Engineering
	Group Inc.	24,072	911
	Xylem Inc.	34,448	867
	Cintas Corp.	20,650	797
	Robert Half International Inc.	26,539	758
	Snap-on Inc.	10,936	681
	Dun & Bradstreet Corp.	8,967	638
	Pitney Bowes Inc.	37,458	561
	Avery Dennison Corp.	19,828	542
	RR Donnelley & Sons Co.	33,559	395
	Ryder System Inc.	9,583	345
			240,601
Information Technology (19.8%)
*	Apple Inc.	174,785	102,074
	Microsoft Corp.	1,397,663	42,755
	International Business
	Machines Corp.	215,560	42,159
*	Google Inc. Class A	47,540	27,577
	Intel Corp.	940,440	25,063
	Oracle Corp.	725,287	21,541
	QUALCOMM Inc.	320,437	17,842
	Cisco Systems Inc.	1,001,301	17,192
	Visa Inc. Class A	93,166	11,518
*	EMC Corp.	392,516	10,060
*	eBay Inc.	214,909	9,028
	Mastercard Inc. Class A	19,838	8,533
	Hewlett-Packard Co.	369,702	7,435
	Accenture plc Class A	120,379	7,234
	Texas Instruments Inc.	214,004	6,140
	Automatic Data
	Processing Inc.	91,447	5,090
	Corning Inc.	283,857	3,670
*	Yahoo! Inc.	227,807	3,606
*	Salesforce.com Inc.	25,862	3,576
*	Dell Inc.	277,873	3,479
*	Cognizant Technology
	Solutions Corp. Class A	56,993	3,420
	Intuit Inc.	55,073	3,269
	Broadcom Corp. Class A	92,789	3,136
*	Adobe Systems Inc.	92,800	3,004
*	Citrix Systems Inc.	34,896	2,929
	Applied Materials Inc.	240,559	2,757
	Motorola Solutions Inc.	54,553	2,625
	TE Connectivity Ltd.	80,000	2,553
*	Teradata Corp.	31,622	2,277
*	NetApp Inc.	67,773	2,157
	Analog Devices Inc.	55,624	2,095
	Altera Corp.	60,200	2,037
*	Red Hat Inc.	36,068	2,037
	Xerox Corp.	252,017	1,983
*	Symantec Corp.	134,680	1,968
	Western Union Co.	114,499	1,928
	Paychex Inc.	60,120	1,888
*	Fiserv Inc.	25,465	1,839

			Market
			Value•
		Shares	($000)
	CA Inc.	66,147	1,792
	Seagate Technology plc	69,396	1,716
	Amphenol Corp. Class A	30,450	1,672
	Xilinx Inc.	49,390	1,658
*	SanDisk Corp.	45,155	1,647
*	Juniper Networks Inc.	98,271	1,603
*	NVIDIA Corp.	115,747	1,600
	KLA-Tencor Corp.	31,093	1,531
	Fidelity National
	Information Services Inc.	44,695	1,523
*	Autodesk Inc.	42,971	1,504
*	F5 Networks Inc.	14,806	1,474
*	Lam Research Corp.	37,725	1,424
	Linear Technology Corp.	42,718	1,338
*	Western Digital Corp.	43,595	1,329
*	VeriSign Inc.	29,764	1,297
*	BMC Software Inc.	30,047	1,282
	Microchip Technology Inc.	35,807	1,184
*	Micron Technology Inc.	184,240	1,163
*	Akamai Technologies Inc.	33,152	1,053
	Harris Corp.	21,159	885
*	Electronic Arts Inc.	59,360	733
	Total System Services Inc.	30,048	719
	Computer Sciences Corp.	28,814	715
	Jabil Circuit Inc.	34,361	699
*	LSI Corp.	105,727	673
	SAIC Inc.	51,955	630
*	Advanced Micro
	Devices Inc.	109,442	627
	Molex Inc.	25,529	611
	FLIR Systems Inc.	28,663	559
*	Teradyne Inc.	34,737	488
*	JDS Uniphase Corp.	43,075	474
	Lexmark International Inc.
	Class A	13,256	352
*	First Solar Inc.	10,825	163
			455,592
Materials (3.4%)
	EI du Pont de
	Nemours & Co.	175,240	8,862
	Monsanto Co.	99,694	8,253
	Dow Chemical Co.	223,496	7,040
	Praxair Inc.	55,748	6,061
	Freeport-McMoRan
	Copper & Gold Inc.	177,438	6,045
	Newmont Mining Corp.	92,681	4,496
	Ecolab Inc.	54,689	3,748
	Air Products &
	Chemicals Inc.	39,535	3,192
	Mosaic Co.	55,643	3,047
	PPG Industries Inc.	28,384	3,012
	CF Industries Holdings Inc.	12,310	2,385
	International Paper Co.	81,620	2,360
	Nucor Corp.	59,160	2,242
	Sherwin-Williams Co.	15,960	2,112
	Alcoa Inc.	198,879	1,740
	Sigma-Aldrich Corp.	22,429	1,658
	FMC Corp.	25,594	1,369
	Cliffs Natural Resources Inc.	26,536	1,308
	Eastman Chemical Co.	25,506	1,285
	Ball Corp.	29,072	1,193
	Airgas Inc.	12,979	1,090
	Vulcan Materials Co.	24,077	956
	MeadWestvaco Corp.	31,878	917
	International Flavors &
	Fragrances Inc.	15,142	830

			Market
			Value•
		Shares	($000)
	Allegheny Technologies Inc.	19,873	634
	Bemis Co. Inc.	19,221	602
*	Owens-Illinois Inc.	30,869	592
	Sealed Air Corp.	35,896	554
	United States Steel Corp.	26,770	551
	Titanium Metals Corp.	15,440	175
			78,309
Telecommunication Services (3.2%)
	AT&T Inc.	1,095,839	39,078
	Verizon
	Communications Inc.	531,090	23,602
	CenturyLink Inc.	116,209	4,589
*	Crown Castle
	International Corp.	48,229	2,829
*	Sprint Nextel Corp.	560,088	1,826
	Windstream Corp.	109,527	1,058
	Frontier
	Communications Corp.	185,402	710
*	MetroPCS
	Communications Inc.	55,372	335
			74,027
Utilities (3.7%)
	Southern Co.	162,413	7,520
	Exelon Corp.	159,364	5,995
	Dominion Resources Inc.	106,896	5,772
	Duke Energy Corp.	250,217	5,770
	NextEra Energy Inc.	78,003	5,367
	FirstEnergy Corp.	77,916	3,833
	American Electric
	Power Co. Inc.	90,284	3,602
	PG&E Corp.	78,946	3,574
	Consolidated Edison Inc.	54,588	3,395
	Progress Energy Inc.	55,153	3,319
	Sempra Energy	44,818	3,087
	Public Service Enterprise
	Group Inc.	94,287	3,064
	PPL Corp.	108,190	3,009
	Edison International	60,813	2,810
	Xcel Energy Inc.	90,961	2,584
	Northeast Utilities	58,455	2,269
	Entergy Corp.	33,193	2,253
	DTE Energy Co.	31,848	1,889
	Wisconsin Energy Corp.	42,976	1,701
	ONEOK Inc.	38,812	1,642
	CenterPoint Energy Inc.	79,417	1,642
*	AES Corp.	120,211	1,542
	Ameren Corp.	45,311	1,520
	NiSource Inc.	52,672	1,304
	CMS Energy Corp.	48,060	1,129
	Pinnacle West Capital Corp.	20,457	1,058
	SCANA Corp.	21,651	1,036
	AGL Resources Inc.	21,804	845
	Pepco Holdings Inc.	42,376	829
	Integrys Energy Group Inc.	14,522	826
*	NRG Energy Inc.	42,402	736
	TECO Energy Inc.	40,149	725
			85,647
Total Common Stocks
(Cost $2,258,400)			2,300,753

16

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
2 Vanguard Market Liquidity
Fund, 0.148%	9,499,673	9,500

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
3 United States
Treasury Note/Bond,
1.375%, 9/15/12	1,000	1,002
Total Temporary Cash Investments
(Cost $10,502)		10,502
Total Investments (100.2%)
(Cost $2,268,902)		2,311,255
Other Assets and Liabilities (–0.2%)
Other Assets		5,924
Liabilities		(10,614)
		(4,690)
Net Assets (100%)
Applicable to 97,967,732 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,306,565
Net Asset Value Per Share		$23.54

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	2,218,875
Undistributed Net Investment Income	17,524
Accumulated Net Realized Gains	27,584
Unrealized Appreciation (Depreciation)
Investment Securities	42,353
Futures Contracts	229
Net Assets	2,306,565

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Securities with a value of $702,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends	23,778
Interest[1]	6
Security Lending	47
Total Income	23,831
Expenses
The Vanguard Group—Note B
Investment Advisory Services	125
Management and Administrative	1,487
Marketing and Distribution	276
Custodian Fees	31
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	1,937
Net Investment Income	21,894
Realized Net Gain (Loss)
Investment Securities Sold	27,608
Futures Contracts	508
Realized Net Gain (Loss)	28,116
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	150,835
Futures Contracts	90
Change in Unrealized
Appreciation (Depreciation)	150,925
Net Increase (Decrease) in Net Assets
Resulting from Operations	200,935

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,894	43,998
Realized Net Gain (Loss)	28,116	95,643
Change in Unrealized Appreciation (Depreciation)	150,925	(97,655)
Net Increase (Decrease) in Net Assets Resulting from Operations	200,935	41,986
Distributions
Net Investment Income	(44,386)	(38,306)
Realized Capital Gain[2]	(95,513)	(75,630)
Total Distributions	(139,899)	(113,936)
Capital Share Transactions
Issued	136,427	240,696
Issued in Lieu of Cash Distributions	139,899	113,936
Redeemed	(163,204)	(437,440)
Net Increase (Decrease) from Capital Share Transactions	113,122	(82,808)
Total Increase (Decrease)	174,158	(154,758)
Net Assets
Beginning of Period	2,132,407	2,287,165
End of Period[3]	2,306,565	2,132,407

1 Interest income from an affiliated company of the portfolio was $6,000.
2 Includes fiscal 2012 and 2011 short-term gain distributions totaling $1,498,000 and $5,402,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $17,524,000 and $40,016,000.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$22.85	$23.51	$21.11	$17.61	$29.54	$29.66
Investment Operations
Net Investment Income	.224	.466	.410	.419	.520	.530
Net Realized and Unrealized Gain (Loss)
on Investments	1.960	.034	2.678	3.931	(10.990)	.990
Total from Investment Operations	2.184	.500	3.088	4.350	(10.470)	1.520
Distributions
Dividends from Net Investment Income	(.474)	(.390)	(.442)	(.500)	(.540)	(.470)
Distributions from Realized Capital Gains	(1.020)	(.770)	(.246)	(.350)	(.920)	(1.170)
Total Distributions	(1.494)	(1.160)	(.688)	(.850)	(1.460)	(1.640)
Net Asset Value, End of Period	$23.54	$22.85	$23.51	$21.11	$17.61	$29.54

Total Return	9.40%	1.93%	14.91%	26.44%	–36.93%	5.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,307	$2,132	$2,287	$1,969	$1,513	$2,373
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.19%	0.19%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.92%	1.91%	2.40%	2.18%	1.82%
Portfolio Turnover Rate	6%	8%	12%	11%	10%	8%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks

19

Vanguard Equity Index Portfolio

associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex–dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $336,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,300,753	—	—
Temporary Cash Investments	9,500	1,002	—
Futures Contracts—Assets[1]	187	—	—
Total	2,310,440	1,002	—
1 Represents variation margin on the last day of the reporting period.

20

Vanguard Equity Index Portfolio

D. At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	22	7,460	229

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short–term gains as ordinary income for tax purposes. The portfolio’s tax–basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $2,268,902,000. Net unrealized appreciation of investment securities for tax purposes was $42,353,000, consisting of unrealized gains of $455,163,000 on securities that had risen in value since their purchase and $412,810,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2012, the portfolio purchased $71,747,000 of investment securities and sold $75,968,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	5,715	10,304
Issued in Lieu of Cash Distributions	5,798	4,791
Redeemed	(6,855)	(19,078)
Net Increase (Decrease) in Shares Outstanding	4,658	(3,983)

At June 30, 2012, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined owership of 65%. If one or more of these shareholders were to redeem their total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,093.98	$0.89
Based on Hypothetical 5% Yearly Return	1000.00	1024.02	0.86

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Vanguard® Mid-Cap Index Portfolio

Although concerns about the pace of economic growth in the second quarter caused the stock market to give back some of its first-quarter gains, the Mid-Cap Index Portfolio returned 7.13% for the six months ended June 30, 2012. The portfolio’s performance was in line with that of its benchmark index (7.23%) and a bit behind the average return of peer funds (7.44%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks had a strong first half
despite a weak second quarter
Signs of growth and hiring in the U.S. economy helped the broad stock market post its best first-quarter performance in over a decade. Although investor optimism was tempered in May and June because of weaker U.S. economic data, more flare-ups in the European debt crisis, and slowing growth in China, eight of the index’s ten industry sectors ended the six-month period in positive territory.

Health care (18%) was a major contributor to the portfolio’s advance. The sector showed resilience in the second quarter as concerns grew about the strength of the economy both at home and abroad. The traditional draws of health care stocks—attractive dividends and relatively steady earnings regardless of which phase of the economic cycle we are in—helped buoy returns, as did news about clinical trials and acquisitions during the six-month period.

The financial sector was a major contributor to the portfolio’s performance as well. After falling sharply in 2011, the sector benefited from an upturn in the outlook for economic growth at the beginning of the period. And an agreement among Eurozone countries to secure funding for Spanish banks at the end of the half-year provided a lift for stocks, particularly financials, which returned 11% for the six months.

Consumer discretionary stocks (9%) also did well, with retailers, online as well as brick-and-mortar firms, leading the way.

The energy sector (–8%) faced a number of challenges. The price of oil slumped to less than $90 per barrel as expectations of slower global growth dented prospects for demand. At the same time, an abundance of supply drove down the price of natural gas, which hurt coal prices as well. The very small telecommunication services sector (–9%) also ended the period in negative territory.

Diversification can help cushion
the stock market’s volatility
Ups and downs in the market, as all seasoned investors know, are part and parcel of investing. Because predicting these movements is notoriously difficult, we encourage investors to maintain a portfolio that is diversified across asset classes and within them as well. The Mid-Cap Index Portfolio can play an important role in such a portfolio as it affords investors broad exposure to the mid-cap segment of the U.S. equity market, including growth and value stocks, and does so at a low cost.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Mid-Cap Index Portfolio		7.13%
MSCI US Mid Cap 450 Index		7.23
Variable Insurance Mid-Cap Core Funds Average[1]		7.44

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.26%	0.81%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

24

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	453	451	3,694
Median Market Cap	$6.3B	$6.3B	$33.1B
Price/Earnings Ratio	19.1x	19.0x	16.1x
Price/Book Ratio	2.1x	2.1x	2.1x
Yield[3]	1.3%	1.6%	2.1%
Return on Equity	13.8%	13.8%	18.1%
Earnings Growth Rate	8.3%	8.3%	9.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	24%	—	—
Expense Ratio[5]	0.26%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
	Target Index[1]	Broad Index[2]
R–Squared	1.00		0.96
Beta	1.00		1.11

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	18.2%	18.2%	11.9%
Consumer Staples	5.1	5.0	9.9
Energy	7.6	7.6	10.0
Financials	18.3	18.3	15.9
Health Care	9.9	10.0	12.0
Industrials	12.2	12.2	10.8
Information Technology 14.9		14.9	19.0
Materials	6.9	6.9	3.9
Telecommunication
Services	1.1	1.1	2.9
Utilities	5.8	5.8	3.7

Ten Largest Holdings[6] (% of total net assets)

Ross Stores Inc.	Apparel Retail	0.6%
AvalonBay
Communities Inc.	Residential REITs	0.6
Dollar Tree Inc.	General Merchandise
	Stores	0.6
CF Industries	Fertilizers &
Holdings Inc.	Agricultural
	Chemicals	0.6
Liberty Global Inc.	Cable & Satellite	0.5
Health Care REIT Inc.	Specialized REITs	0.5
Teradata Corp.	IT Consulting &
	Other Services	0.5
Cerner Corp.	Health Care
	Technology	0.5
Chipotle Mexican
Grill Inc. Class A	Restaurants	0.5
Edwards	Health Care
Lifesciences Corp.	Equipment	0.5
Top Ten		5.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US Mid Cap 450 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.26%.
6 The holdings listed exclude any temporary cash investments and equity index products.

25

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	–2.86%	0.56%	7.73%

1 Six months ended June 30, 2012.
2 S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
See Financial Highlights for dividend and capital gains information.

26

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (18.1%)
	Ross Stores Inc.	78,746	4,919
*	Dollar Tree Inc.	81,904	4,406
*	Chipotle Mexican Grill Inc.
	Class A	10,760	4,088
	Mattel Inc.	116,688	3,785
*	O’Reilly Automotive Inc.	43,839	3,672
	Harley–Davidson Inc.	79,421	3,632
	Starwood Hotels & Resorts
	Worldwide Inc.	67,493	3,580
*	Liberty Interactive Corp.
	Class A	188,001	3,345
	Genuine Parts Co.	53,627	3,231
	Nordstrom Inc.	57,161	2,840
	Wyndham Worldwide Corp.	50,364	2,656
	PetSmart Inc.	38,429	2,620
*	BorgWarner Inc.	37,507	2,460
*	Sirius XM Radio Inc.	1,293,245	2,393
*	Liberty Global Inc. Class A	47,500	2,357
	Tiffany & Co.	43,768	2,318
	Family Dollar Stores Inc.	34,474	2,292
	Darden Restaurants Inc.	44,187	2,237
	Virgin Media Inc.	91,236	2,225
*	Lululemon Athletica Inc.	34,572	2,062
	Tractor Supply Co.	24,654	2,048
*	CarMax Inc.	77,982	2,023
*	Liberty Global Inc.	41,439	1,979
	Ulta Salon Cosmetics &
	Fragrance Inc.	20,525	1,917
	PVH Corp.	23,657	1,840
	DR Horton Inc.	98,309	1,807
	Scripps Networks
	Interactive Inc. Class A	31,729	1,804
	Newell Rubbermaid Inc.	99,263	1,801
	Advance Auto Parts Inc.	25,147	1,716
	Autoliv Inc.	30,775	1,682
	Interpublic Group
	of Cos. Inc.	153,541	1,666
	International Game
	Technology	102,550	1,615
	H&R Block Inc.	100,982	1,614
	Whirlpool Corp.	26,375	1,613
*	LKQ Corp.	48,201	1,610
	Expedia Inc.	33,350	1,603
	Foot Locker Inc.	52,411	1,603
	Polaris Industries Inc.	22,381	1,600
	Dick’s Sporting Goods Inc.	33,308	1,599
*	TripAdvisor Inc.	35,550	1,589
*	Toll Brothers Inc.	51,716	1,538
	Garmin Ltd.	40,132	1,537
	Lennar Corp. Class A	49,322	1,525
*	Sally Beauty Holdings Inc.	55,619	1,432
*	MGM Resorts International	126,532	1,412
*	Apollo Group Inc. Class A	38,914	1,408
*	NVR Inc.	1,656	1,408

			Market
			Value•
		Shares	($000)
*	Mohawk Industries Inc.	20,112	1,404
*	Fossil Inc.	18,056	1,382
*	Panera Bread Co. Class A	9,756	1,360
	Hasbro Inc.	39,826	1,349
*	TRW Automotive
	Holdings Corp.	36,299	1,334
	Signet Jewelers Ltd.	29,816	1,312
	Lear Corp.	34,514	1,302
	JC Penney Co. Inc.	55,615	1,296
*	PulteGroup Inc.	118,323	1,266
	Royal Caribbean
	Cruises Ltd.	48,511	1,263
*	Under Armour Inc. Class A	13,263	1,253
*	Netflix Inc.	18,142	1,242
	Gannett Co. Inc.	81,420	1,199
	American Eagle
	Outfitters Inc.	60,185	1,187
	Williams–Sonoma Inc.	31,892	1,115
*	Urban Outfitters Inc.	39,650	1,094
	Tupperware Brands Corp.	19,302	1,057
	Gentex Corp.	49,771	1,039
	Leggett & Platt Inc.	48,330	1,021
	Abercrombie & Fitch Co.	29,536	1,008
*	Goodyear Tire & Rubber Co.	84,491	998
*	Charter Communications Inc.
	Class A	13,796	978
	Harman International
	Industries Inc.	24,153	957
	Dunkin’ Brands Group Inc.	26,914	924
	Cablevision Systems Corp.
	Class A	68,350	908
*	Delphi Automotive plc	33,938	865
	GameStop Corp. Class A	47,109	865
*	Sears Holdings Corp.	12,774	763
	Guess? Inc.	23,878	725
	DeVry Inc.	20,540	636
*	Lamar Advertising Co.
	Class A	21,616	618
	Washington Post Co.
	Class B	1,640	613
*	Deckers Outdoor Corp.	13,226	582
*	Hyatt Hotels Corp. Class A	15,636	581
*	AutoNation Inc.	15,902	561
*	Tempur-Pedic
	International Inc.	21,865	511
	Weight Watchers
	International Inc.	9,578	494
	Lennar Corp. Class B	4,820	116
			143,285
Consumer Staples (5.1%)
*	Monster Beverage Corp.	50,956	3,628
	Dr Pepper Snapple
	Group Inc.	73,022	3,195
	Bunge Ltd.	50,133	3,145
	Beam Inc.	48,552	3,034
	JM Smucker Co.	39,052	2,949

			Market
			Value•
		Shares	($000)
	Coca–Cola Enterprises Inc.	104,122	2,920
	Church & Dwight Co. Inc.	49,028	2,720
	McCormick & Co. Inc.	41,504	2,517
	Tyson Foods Inc. Class A	102,904	1,938
	Herbalife Ltd.	40,007	1,933
*	Energizer Holdings Inc.	22,719	1,710
	Safeway Inc.	92,170	1,673
*	Constellation Brands Inc.
	Class A	60,777	1,645
	Hormel Foods Corp.	50,086	1,524
	Ingredion Inc.	26,337	1,304
*	Ralcorp Holdings Inc.	19,043	1,271
*	Smithfield Foods Inc.	52,572	1,137
*	Green Mountain
	Coffee Roasters Inc.	45,377	988
	Hillshire Brands Co.	29,029	841
			40,072
Energy (7.6%)
	Pioneer Natural
	Resources Co.	40,290	3,554
	Range Resources Corp.	55,647	3,443
*	FMC Technologies Inc.	82,278	3,228
*	Concho Resources Inc.	33,861	2,882
	Cabot Oil & Gas Corp.	72,194	2,844
	EQT Corp.	51,547	2,764
	HollyFrontier Corp.	68,120	2,413
	CONSOL Energy Inc.	78,140	2,363
*	Kinder Morgan
	Management LLC	30,984	2,275
*	Denbury Resources Inc.	134,381	2,030
	Core Laboratories NV	16,338	1,894
	QEP Resources Inc.	61,200	1,834
	Oceaneering
	International Inc.	37,068	1,774
	Sunoco Inc.	36,730	1,745
*	Whiting Petroleum Corp.	40,386	1,661
	Cimarex Energy Co.	29,418	1,622
	Helmerich & Payne Inc.	36,899	1,604
*	Plains Exploration &
	Production Co.	44,135	1,553
*	Cobalt International
	Energy Inc.	63,200	1,485
*	Nabors Industries Ltd.	99,531	1,433
*	Rowan Cos. plc Class A	42,482	1,373
*	Newfield Exploration Co.	46,348	1,358
*	Ultra Petroleum Corp.	52,612	1,214
*	Tesoro Corp.	48,606	1,213
*	Dresser–Rand Group Inc.	25,871	1,152
	Energen Corp.	24,784	1,119
*	WPX Energy Inc.	68,354	1,106
*	Superior Energy
	Services Inc.	54,146	1,095
	SM Energy Co.	22,027	1,082
*	Continental Resources Inc.	15,547	1,036
*	McDermott International Inc.	81,128	904
*	SandRidge Energy Inc.	126,708	848
	Patterson–UTI Energy Inc.	53,742	782
*	Alpha Natural Resources Inc.	75,861	661
	Arch Coal Inc.	73,975	510
*	Laredo Petroleum
	Holdings Inc.	8,945	186
			60,040
Financials (18.3%)
	AvalonBay
	Communities Inc.	32,762	4,635
	Health Care REIT Inc.	72,410	4,221
	Host Hotels & Resorts Inc.	243,748	3,856

27

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	American Capital
	Agency Corp.	103,298	3,472
*	IntercontinentalExchange Inc.	24,966	3,395
	Regions Financial Corp.	486,538	3,284
	Digital Realty Trust Inc.	41,413	3,109
	SLM Corp.	177,018	2,781
	Principal Financial
	Group Inc.	103,812	2,723
	Macerich Co.	45,421	2,682
	Kimco Realty Corp.	140,042	2,665
	KeyCorp	328,205	2,540
	Moody’s Corp.	69,070	2,524
	SL Green Realty Corp.	29,751	2,387
*	CIT Group Inc.	65,688	2,341
	UDR Inc.	90,294	2,333
	XL Group plc Class A	108,654	2,286
	Federal Realty
	Investment Trust	21,870	2,276
	NYSE Euronext	88,905	2,274
	Plum Creek Timber Co. Inc.	55,471	2,202
	Lincoln National Corp.	100,313	2,194
	Willis Group Holdings plc	59,912	2,186
	Comerica Inc.	68,011	2,089
	Cincinnati Financial Corp.	53,011	2,018
*	Affiliated Managers
	Group Inc.	17,787	1,947
	Realty Income Corp.	45,911	1,918
	Unum Group	100,064	1,914
	Everest Re Group Ltd.	18,462	1,911
	Huntington Bancshares Inc.	297,714	1,905
	Rayonier Inc.	42,128	1,892
	New York Community
	Bancorp Inc.	150,498	1,886
	Essex Property Trust Inc.	11,999	1,847
	Camden Property Trust	27,155	1,838
*	Arch Capital Group Ltd.	46,222	1,835
*	CBRE Group Inc. Class A	107,158	1,753
	Torchmark Corp.	34,534	1,746
	PartnerRe Ltd.	22,519	1,704
	WR Berkley Corp.	40,290	1,568
	Alexandria Real Estate
	Equities Inc.	21,312	1,550
	Taubman Centers Inc.	19,986	1,542
	Leucadia National Corp.	71,493	1,521
*	Alleghany Corp.	4,361	1,482
	Liberty Property Trust	40,084	1,477
	Regency Centers Corp.	30,836	1,467
	People’s United
	Financial Inc.	123,817	1,437
*	MSCI Inc. Class A	41,753	1,420
	Arthur J Gallagher & Co.	40,408	1,417
*	Markel Corp.	3,154	1,393
	Raymond James
	Financial Inc.	39,768	1,362
	RenaissanceRe
	Holdings Ltd.	17,736	1,348
	Reinsurance Group of
	America Inc. Class A	25,299	1,346
	Fidelity National
	Financial Inc. Class A	68,582	1,321
	Axis Capital Holdings Ltd.	40,526	1,319
	Duke Realty Corp.	89,052	1,304
	Senior Housing
	Properties Trust	55,949	1,249
	Zions Bancorporation	63,554	1,234
	Ares Capital Corp.	76,403	1,219
	Brown & Brown Inc.	42,051	1,147
	Legg Mason Inc.	43,350	1,143
	HCC Insurance
	Holdings Inc.	35,885	1,127

			Market
			Value•
		Shares	($000)
	DDR Corp.	76,156	1,115
	Cullen/Frost Bankers Inc.	19,010	1,093
	Eaton Vance Corp.	39,778	1,072
	Jones Lang LaSalle Inc.	15,010	1,056
	Hospitality Properties Trust	42,622	1,056
*	First Republic Bank	31,349	1,053
	Assurant Inc.	30,164	1,051
	Weingarten Realty Investors	39,569	1,042
	Hudson City Bancorp Inc.	163,122	1,039
	Piedmont Office Realty
	Trust Inc. Class A	59,617	1,026
	NASDAQ OMX Group Inc.	44,655	1,012
	White Mountains
	Insurance Group Ltd.	1,938	1,011
	American Financial
	Group Inc.	25,228	990
	Commerce Bancshares Inc.	26,017	986
	SEI Investments Co.	48,737	969
*	Genworth Financial Inc.
	Class A	169,793	961
	CBOE Holdings Inc.	30,655	849
	Chimera Investment Corp.	354,947	838
	Assured Guaranty Ltd.	56,375	795
	Erie Indemnity Co. Class A	9,854	706
	Old Republic
	International Corp.	83,847	695
	Validus Holdings Ltd.	20,905	670
	LPL Financial Holdings Inc.	19,136	646
	Jefferies Group Inc.	46,203	600
	BOK Financial Corp.	9,615	560
			144,853
Health Care (9.9%)
*	Cerner Corp.	49,624	4,102
*	Edwards Lifesciences Corp.	39,526	4,083
*	Vertex Pharmaceuticals Inc.	72,379	4,047
	Perrigo Co.	30,480	3,595
	AmerisourceBergen Corp.
	Class A	88,766	3,493
	Quest Diagnostics Inc.	54,494	3,264
*	Watson Pharmaceuticals Inc.	43,796	3,241
*	DaVita Inc.	32,192	3,162
*	Mylan Inc.	147,001	3,141
*	Laboratory Corp. of
	America Holdings	33,457	3,099
	CR Bard Inc.	27,487	2,953
*	Regeneron
	Pharmaceuticals Inc.	25,230	2,882
*	Life Technologies Corp.	61,324	2,759
*	Waters Corp.	30,703	2,440
*	Henry Schein Inc.	30,886	2,424
*	Varian Medical Systems Inc.	38,881	2,363
*	CareFusion Corp.	77,451	1,989
*	Hospira Inc.	56,811	1,987
	DENTSPLY International Inc.	48,911	1,849
*	IDEXX Laboratories Inc.	18,980	1,825
*	Illumina Inc.	42,079	1,700
*	Mettler-Toledo
	International Inc.	10,786	1,681
*	Hologic Inc.	90,968	1,641
	Coventry Health Care Inc.	48,682	1,548
*	ResMed Inc.	49,564	1,546
*	Amylin Pharmaceuticals Inc.	52,715	1,488
	Universal Health
	Services Inc. Class B	30,821	1,330
*	Gen-Probe Inc.	15,599	1,282
*	Endo Health Solutions Inc.	40,287	1,248
	Omnicare Inc.	39,220	1,225
*	Warner Chilcott plc Class A	60,097	1,077
	Patterson Cos. Inc.	30,615	1,055
*	Covance Inc.	20,135	964

			Market
			Value•
		Shares	($000)
*	Human Genome
	Sciences Inc.	68,726	902
*	Allscripts Healthcare
	Solutions Inc.	62,331	681
*	Bio-Rad Laboratories Inc.
	Class A	6,702	670
			78,736
Industrials (12.3%)
	WW Grainger Inc.	20,451	3,911
	Fastenal Co.	96,556	3,892
	Cooper Industries plc	54,528	3,718
	Roper Industries Inc.	33,391	3,292
*	Delta Air Lines Inc.	291,214	3,189
*	United Continental
	Holdings Inc.	114,343	2,782
	AMETEK Inc.	55,157	2,753
*	Stericycle Inc.	29,119	2,669
	Kansas City Southern	37,859	2,633
	L-3 Communications
	Holdings Inc.	34,113	2,525
	Southwest Airlines Co.	266,180	2,454
	Textron Inc.	96,313	2,395
*	Verisk Analytics Inc. Class A	48,264	2,378
*	TransDigm Group Inc.	16,536	2,221
	Pall Corp.	39,715	2,177
	Flowserve Corp.	18,708	2,147
	Joy Global Inc.	36,813	2,088
*	IHS Inc. Class A	19,216	2,070
	Equifax Inc.	41,191	1,920
	JB Hunt Transport
	Services Inc.	32,162	1,917
	Masco Corp.	124,139	1,722
*	Quanta Services Inc.	71,476	1,720
*	Jacobs Engineering
	Group Inc.	44,207	1,674
	Donaldson Co. Inc.	48,656	1,624
	Xylem Inc.	63,704	1,603
*	BE Aerospace Inc.	35,796	1,563
	Cintas Corp.	40,127	1,549
*	AGCO Corp.	33,351	1,525
	Iron Mountain Inc.	44,277	1,459
	Hubbell Inc. Class B	17,864	1,392
	Robert Half International Inc.	46,601	1,331
	Timken Co.	28,635	1,311
	Pentair Inc.	34,010	1,302
	KBR Inc.	51,101	1,263
	Snap-on Inc.	20,058	1,249
	Towers Watson & Co.
	Class A	20,188	1,209
	Waste Connections Inc.	40,290	1,206
*	Hertz Global Holdings Inc.	93,650	1,199
*	WABCO Holdings Inc.	22,151	1,173
	Dun & Bradstreet Corp.	16,473	1,172
	SPX Corp.	17,623	1,151
*	Nielsen Holdings NV	43,447	1,139
	IDEX Corp.	28,938	1,128
*	Owens Corning	39,491	1,127
	MSC Industrial
	Direct Co. Inc. Class A	16,161	1,059
	Pitney Bowes Inc.	68,975	1,033
	Manpower Inc.	27,651	1,013
	Avery Dennison Corp.	36,654	1,002
*	Spirit Aerosystems
	Holdings Inc. Class A	40,825	973
	URS Corp.	27,381	955
	Gardner Denver Inc.	17,432	922
*	Copart Inc.	38,132	903
*	Babcock & Wilcox Co.	36,614	897
*	Sensata Technologies
	Holding NV	30,395	814

28

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	RR Donnelley & Sons Co.	61,491	724
*	Foster Wheeler AG	37,090	643
*	Navistar International Corp.	21,417	608
*	AECOM Technology Corp.	36,191	595
			98,063
Information Technology (14.9%)
*	Teradata Corp.	57,558	4,145
*	Red Hat Inc.	66,524	3,757
*	Fiserv Inc.	47,645	3,441
	Seagate Technology plc	138,950	3,436
	Amphenol Corp. Class A	56,250	3,089
*	SanDisk Corp.	83,415	3,043
	Xilinx Inc.	90,147	3,026
*	NVIDIA Corp.	210,288	2,906
	Avago Technologies Ltd.	79,756	2,863
	KLA-Tencor Corp.	57,358	2,825
*	Equinix Inc.	15,988	2,808
*	Autodesk Inc.	77,816	2,723
	Fidelity National
	Information Services Inc.	79,774	2,719
*	F5 Networks Inc.	27,234	2,711
*	Lam Research Corp.	69,357	2,618
	Maxim Integrated
	Products Inc.	100,473	2,576
	Linear Technology Corp.	78,815	2,469
*	Western Digital Corp.	80,842	2,464
*	BMC Software Inc.	56,458	2,410
*	VeriSign Inc.	54,862	2,390
*	Alliance Data Systems Corp.	17,156	2,316
	Microchip Technology Inc.	66,100	2,187
*	Micron Technology Inc.	340,199	2,147
*	Nuance
	Communications Inc.	84,857	2,021
*	ANSYS Inc.	31,956	2,017
*	Trimble Navigation Ltd.	42,967	1,977
*	Akamai Technologies Inc.	61,154	1,942
*	Skyworks Solutions Inc.	64,926	1,777
*	TIBCO Software Inc.	57,373	1,717
	Harris Corp.	39,179	1,640
*	Rackspace Hosting Inc.	37,065	1,629
*	Informatica Corp.	36,851	1,561
*	LinkedIn Corp. Class A	14,625	1,554
*	Avnet Inc.	50,035	1,544
*	Flextronics
	International Ltd.	236,258	1,465
*	Synopsys Inc.	49,692	1,462
*	Electronic Arts Inc.	114,220	1,411
*	MICROS Systems Inc.	27,535	1,410
*	Gartner Inc.	32,063	1,380
	FactSet Research
	Systems Inc.	14,765	1,372
	Computer Sciences Corp.	53,385	1,325
	Jabil Circuit Inc.	65,040	1,322
	Total System Services Inc.	55,152	1,320
*	Arrow Electronics Inc.	38,440	1,261
*	LSI Corp.	195,431	1,245
*	VeriFone Systems Inc.	36,718	1,215
	IAC/InterActiveCorp	26,002	1,186
*	Advanced Micro
	Devices Inc.	204,614	1,172
	Global Payments Inc.	26,972	1,166
	SAIC Inc.	94,251	1,142
*	ON Semiconductor Corp.	156,164	1,109
*	Atmel Corp.	155,045	1,039
	FLIR Systems Inc.	52,932	1,032
	Solera Holdings Inc.	24,143	1,009

			Market
			Value•
		Shares	($000)
*	Fortinet Inc.	43,192	1,003
*	Cree Inc.	37,965	975
*	Ingram Micro Inc.	51,778	905
*	Riverbed Technology Inc.	51,560	833
	Molex Inc.	31,877	763
*	Rovi Corp.	37,941	744
*	Dolby Laboratories Inc.
	Class A	17,645	729
	Lexmark International Inc.
	Class A	24,353	647
*	Polycom Inc.	60,976	641
*	Acme Packet Inc.	19,910	371
	Molex Inc. Class A	16,068	325
*	Zynga Inc. Class A	51,304	279
*	Freescale
	Semiconductor Ltd.	16,894	173
			117,879
Materials (6.9%)
	CF Industries Holdings Inc.	22,503	4,360
	Sherwin-Williams Co.	30,446	4,029
	Sigma-Aldrich Corp.	41,571	3,073
	FMC Corp.	48,074	2,571
	Cliffs Natural Resources Inc.	48,945	2,412
	Eastman Chemical Co.	47,150	2,375
	Ball Corp.	50,948	2,091
	Airgas Inc.	22,329	1,876
	Ashland Inc.	26,988	1,871
	Celanese Corp. Class A	53,981	1,869
	Albemarle Corp.	30,592	1,824
*	Crown Holdings Inc.	51,305	1,769
	Vulcan Materials Co.	44,468	1,766
	MeadWestvaco Corp.	58,779	1,690
	Valspar Corp.	30,505	1,601
	International Flavors &
	Fragrances Inc.	27,915	1,530
	Rock-Tenn Co. Class A	24,287	1,325
	Reliance Steel &
	Aluminum Co.	25,876	1,307
	Martin Marietta
	Materials Inc.	15,690	1,237
*	WR Grace & Co.	24,122	1,217
	Aptargroup Inc.	22,797	1,164
	Allegheny Technologies Inc.	34,979	1,115
	Bemis Co. Inc.	35,405	1,110
	United States Steel Corp.	51,914	1,069
	Sonoco Products Co.	34,656	1,045
*	Owens-Illinois Inc.	53,899	1,033
	Domtar Corp.	12,626	969
	Sealed Air Corp.	62,684	968
	Walter Energy Inc.	21,462	948
	Huntsman Corp.	69,807	903
	Steel Dynamics Inc.	71,814	844
	Scotts Miracle-Gro Co.
	Class A	14,564	599
*	Molycorp Inc.	22,986	495
	Greif Inc. Class A	8,536	350
	Titanium Metals Corp.	30,296	343
			54,748
Telecommunication Services (1.1%)
*	SBA Communications
	Corp. Class A	39,811	2,271
	Windstream Corp.	201,974	1,951
	Frontier Communications
	Corp.	343,064	1,314
*	Level 3 Communications Inc.	50,062	1,109

			Market
			Value•
		Shares	($000)
	Telephone & Data
	Systems Inc.	33,034	703
*	MetroPCS
	Communications Inc.	106,278	643
*	NII Holdings Inc.	58,942	603
*	United States Cellular Corp.	4,514	175
			8,769
	Utilities (5.8%)
	DTE Energy Co.	58,255	3,456
	Wisconsin Energy Corp.	79,392	3,141
	CenterPoint Energy Inc.	139,352	2,880
	ONEOK Inc.	68,000	2,877
	Ameren Corp.	83,385	2,797
	NiSource Inc.	97,183	2,405
	CMS Energy Corp.	88,559	2,081
	American Water
	Works Co. Inc.	60,491	2,074
	SCANA Corp.	42,539	2,035
	Pinnacle West Capital Corp.	37,554	1,943
*	Calpine Corp.	107,641	1,777
	OGE Energy Corp.	33,733	1,747
	Alliant Energy Corp.	38,108	1,737
	AGL Resources Inc.	40,221	1,558
	Pepco Holdings Inc.	78,441	1,535
	Integrys Energy Group Inc.	26,949	1,533
	NV Energy Inc.	81,436	1,432
*	NRG Energy Inc.	78,317	1,360
	MDU Resources Group Inc.	61,722	1,334
	TECO Energy Inc.	70,523	1,274
	ITC Holdings Corp.	17,659	1,217
	Aqua America Inc.	47,948	1,197
	National Fuel Gas Co.	24,271	1,140
	UGI Corp.	38,574	1,135
			45,665
	Total Common Stocks
	(Cost $785,450)		792,110
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
2	Vanguard Market Liquidity
	Fund, 0.148%	3,203,743	3,204

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Fannie Mae Discount
	Notes, 0.155%, 9/26/12	100	100
Total Temporary Cash Investments
	(Cost $3,304)		3,304
	Total Investments (100.4%)
	(Cost $788,754)		795,414
Other Assets and Liabilities (–0.4%)
	Other Assets		2,261
	Liabilities		(5,347)
			(3,086)
	Net Assets (100%)
Applicable to 53,121,922 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			792,328
	Net Asset Value Per Share		$14.92

29

Vanguard Mid-Cap Index Portfolio

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	761,184
Undistributed Net Investment Income	1,918
Accumulated Net Realized Gains	22,543
Unrealized Appreciation (Depreciation)
Investment Securities	6,660
Futures Contracts	23
Net Assets	792,328

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends	4,462
Interest[1]	1
Security Lending	41
Total Income	4,504
Expenses
The Vanguard Group—Note B
Investment Advisory Services	62
Management and Administrative	831
Marketing and Distribution	101
Custodian Fees	37
Shareholders’ Reports	14
Total Expenses	1,045
Net Investment Income	3,459
Realized Net Gain (Loss)
Investment Securities Sold	23,400
Futures Contracts	(2)
Realized Net Gain (Loss)	23,398
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	25,553
Futures Contracts	20
Change in Unrealized
Appreciation (Depreciation)	25,573
Net Increase (Decrease) in Net Assets
Resulting from Operations	52,430

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,459	9,068
Realized Net Gain (Loss)	23,398	46,910
Change in Unrealized Appreciation (Depreciation)	25,573	(72,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	52,430	(16,847)
Distributions
Net Investment Income	(9,134)	(8,387)
Realized Capital Gain	(23,503)	—
Total Distributions	(32,637)	(8,387)
Capital Share Transactions
Issued	66,107	132,257
Issued in Lieu of Cash Distributions	32,637	8,387
Redeemed	(75,753)	(189,504)
Net Increase (Decrease) from Capital Share Transactions	22,991	(48,860)
Total Increase (Decrease)	42,784	(74,094)
Net Assets
Beginning of Period	749,544	823,638
End of Period[2]	792,328	749,544

1 Interest income from an affiliated company of the portfolio was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,918,000 and $7,593,000.
See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Mid-Cap Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.49	$14.93	$12.02	$9.22	$18.58	$19.85
Investment Operations
Net Investment Income	.067	.172	.150	.128	.180	.240
Net Realized and Unrealized Gain (Loss)
on Investments	.999	(.462)	2.881	3.302	(7.090)	.940
Total from Investment Operations	1.066	(.290)	3.031	3.430	(6.910)	1.180
Distributions
Dividends from Net Investment Income	(.178)	(.150)	(.121)	(.180)	(.250)	(.260)
Distributions from Realized Capital Gains	(.458)	—	—	(.450)	(2.200)	(2.190)
Total Distributions	(.636)	(.150)	(.121)	(.630)	(2.450)	(2.450)
Net Asset Value, End of Period	$14.92	$14.49	$14.93	$12.02	$9.22	$18.58

Total Return	7.13%	–2.04%	25.37%	40.37%	–41.81%	6.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$792	$750	$824	$643	$470	$841
Ratio of Total Expenses to
Average Net Assets	0.26%	0.26%	0.28%	0.29%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	0.98%	1.11%	1.19%	1.25%	1.26%	1.25%
Portfolio Turnover Rate	24%	27%	22%	29%	32%	35%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio

32

Vanguard Mid-Cap Index Portfolio

may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $118,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	792,110	—	—
Temporary Cash Investments	3,204	100	—
Futures Contracts—Assets[1]	21	—	—
Total	795,335	100	—
1 Represents variation margin on the last day of the reporting period.

33

Vanguard Mid-Cap Index Portfolio

D. At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	September 2012	8	752	23

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $788,754,000. Net unrealized appreciation of investment securities for tax purposes was $6,660,000, consisting of unrealized gains of $127,925,000 on securities that had risen in value since their purchase and $121,265,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2012, the portfolio purchased $98,307,000 of investment securities and sold $104,019,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	4,274	8,717
Issued in Lieu of Cash Distributions	2,074	525
Redeemed	(4,962)	(12,666)
Net Increase (Decrease) in Shares Outstanding	1,386	(3,424)

At June 30. 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 57% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

34

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,071.28	$1.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.57	1.31

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

36

Vanguard® Moderate Allocation Portfolio

The broad U.S. stock market got off to a strong start early in 2012. Concerns about the pace of economic growth in the second quarter, however, caused stocks to give back some of their gains while some investors sought safety in bonds. In its first full half-year ended June 30, the Moderate Allocation Portfolio returned 5.56%. The portfolio’s performance was in line with that of its benchmark (5.58%) and ahead of the average return of peer funds (5.35%).

As a “fund of funds,” the Moderate Allocation Portfolio seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. While the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through the following holdings: VVIF Total Bond Market Index Portfolio (40%), VVIF Equity Index Portfolio (34%), Vanguard Total International Stock Index Fund (18%), and Vanguard Extended Market Index Fund (8%).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks had a strong first half
despite a weak second quarter
Signs of growth and hiring in the U.S. economy helped the broad U.S. stock market post its best first-quarter performance in over a decade. Although investor optimism was tempered in Mayand June because of weaker economic data, nine of the broad market’s ten industry sectors ended the six-month period in positive territory.

Among U.S. large-capitalization stocks, some of the best-performing sectors included financials, which came back after falling sharply in 2011; information technology, which benefited from demand for smartphones, tablet computers, and data storage; and consumer discretionary, where media companies and retailers in particular moved higher. Energy was the worst performer as oil, natural gas, and coal prices all fell during the period. The Equity Index Portfolio returned more than 9% for the six months ended June 30.

The returns of U.S. mid- and small-capitalization stocks almost matched those of U.S. large-caps: The Extended Market Index Fund returned a little less than 9%. In this segment, health care stocks performed the best, getting a boost from acquisition activity during the six-month period. Here, too, energy was a detractor.

With more flare-ups in the European debt crisis and slowing growth in China, international stocks lagged their U.S. counterparts significantly. The Total International Stock Index Fund returned less than 4% for the period, with Europe underperforming the Pacific region and emerging markets.

With a weaker outlook for growth at home and abroad in the second quarter, investor appetite shifted from stocks to bonds. Corporate bonds, especially those in the lower-quality investment-grade segment, returned a solid 4.7% for the period. Treasuries returned a more modest 1.5%. The Total Bond Market Index Portfolio, which provides exposure to the whole investment-grade U.S. bond market, finished the half-year up 2.35%.

Diversification can help you
cover all the bases
The financial markets are unpredictable by nature, which is why we encourage investors to maintain a diversified portfolio across asset classes and within them as well. By not putting all your eggs in one basket, you can soften the impact of a sector or segment that performs poorly and make it less likely that you’ll be left standing on the sidelines when a part of the market rallies. The Moderate Allocation Portfolio can play a key role in an investment plan as it offers broad diversification across international and U.S. equity markets as well as U.S. bond markets at a low cost. The portfolio has the advantage of being low-maintenance as well—its managers systematically rebalance the portfolio to its target allocation so you don’t have to.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Moderate Allocation Portfolio		5.56%
Moderate Allocation Composite Index[1]		5.58
Variable Insurance Mixed Target Moderate Funds Average[2]		5.35

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Moderate Funds
	Expenses[3]	Average[4]
Moderate Allocation Portfolio	0.20%	0.47%

1 Weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI index. Returns for the MSCI index are adjusted for withholding taxes.
2 Derived from data provided by Lipper Inc.
3 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2012, the annualized acquired fund fees and expenses were 0.20%.
4 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

37

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of June 30, 2012

Total Portfolio Characteristics

Yield[1]	2.4%
Acquired Fund Fees and Expenses[2]	0.20%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	39.4%
Vanguard Variable Insurance Fund
Equity Index Portfolio	34.5
Vanguard Total International Stock
Index Fund Investor Shares	18.3
Vanguard Extended Market Index
Fund Investor Shares	7.8

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2012, the annualized acquired fund fees and expenses were 0.20%.

38

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): October 19, 2011–June 30, 2012

Total Return: Period Ended June 30, 2012
	Inception	Since
	Date	Inception
Moderate Allocation Portfolio	10/19/2011	8.04%

1 Six months ended June 30, 2012.

2 Weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI index. Returns for the MSCI index are adjusted for withholding taxes.

See Financial Highlights for dividend and capital gains information.

39

Vanguard Moderate Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Funds (42.4%)
Vanguard Variable
Insurance Fund —
Equity Index Portfolio	541,334	12,749
Vanguard Extended
Market Index Fund
Investor Shares	67,078	2,868
		15,617
International Stock Fund (18.3%)
Vanguard Total
International Stock
Index Fund Investor
Shares	499,587	6,759
Bond Fund (39.5%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	1,188,000	14,553
Total Investment Companies
(Cost $37,055)		36,929
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.148% (Cost $12)	11,654	12
Total Investments (100.2%)
(Cost $37,067)		36,941
Other Assets and Liabilities (–0.2%)
Other Assets		110
Liabilities		(180)
		(70)
Net Assets (100%)
Applicable to 1,711,917 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		36,871
Net Asset Value Per Share		$21.54

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	36,036
Undistributed Net Investment Income	462
Accumulated Net Realized Gains	499
Unrealized Appreciation (Depreciation)	(126)
Net Assets	36,871

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Vanguard Moderate Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Income Distributions Received	469
Net Investment Income—Note B	469
Realized Net Gain (Loss)
Capital Gain Distributions Received	369
Investment Securities Sold	131
Realized Net Gain (Loss)	500
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(145)
Net Increase (Decrease) in Net Assets
Resulting from Operations	824

Statement of Changes in Net Assets

		October 19,
	Six Months Ended	2011[1] to
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	469	72
Realized Net Gain (Loss)	500	6
Change in Unrealized Appreciation (Depreciation)	(145)	19
Net Increase (Decrease) in Net Assets Resulting from Operations	824	97
Distributions
Net Investment Income	(79)	—
Realized Capital Gain[2]	(7)	—
Total Distributions	(86)	—
Capital Share Transactions
Issued	24,823	13,006
Issued in Lieu of Cash Distributions	86	—
Redeemed	(1,690)	(189)
Net Increase (Decrease) from Capital Share Transactions	23,219	12,817
Total Increase (Decrease)	23,957	12,914
Net Assets
Beginning of Period	12,914	—
End of Period[3]	36,871	12,914

1 Inception.
2 Includes; fiscal 2012 short-term gain distributions totaling $7,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $462,000 and $72,000.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Vanguard Moderate Allocation Portfolio

Financial Highlights

	Six Months	Oct. 19,
	Ended	2011[1] to
	June 30,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$20.47	$20.00
Investment Operations
Net Investment Income	.389[2]	.300[2]
Capital Gain Distributions Received	.306[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.445	.170
Total from Investment Operations	1.140	.470
Distributions
Dividends from Net Investment Income	(.064)	—
Distributions from Realized Capital Gains	(.006)	—
Total Distributions	(.070)	—
Net Asset Value, End of Period	$21.54	$20.47

Total Return	5.56%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37	$13
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.81%	1.24%[3]
Portfolio Turnover Rate	7%	2%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and U.S. bonds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for its open federal income tax year ended December 31, 2011, and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

42

Vanguard Moderate Allocation Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2012, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $37,067,000. Net unrealized depreciation of investment securities for tax purposes was $126,000, consisting of unrealized gains of $124,000 on securities that had risen in value since their purchase and $250,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2012, the portfolio purchased $25,080,000 of investment securities and sold $950,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	October 19, 2011[1] to
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	1,156	640
Issued in Lieu of Cash Distributions	4	—
Redeemed	(79)	(9)
Net Increase (Decrease) in Shares Outstanding	1,081	631
1 Inception.

G. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

43

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,055.63	$1.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.87	1.01

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

44

Vanguard Moderate Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Moderate Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management since the portfolio’s inception, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found in the Performance Summary page of this report.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s low-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

45

Vanguard® REIT Index Portfolio

Positive industry fundamentals as well as attractive dividends helped real estate investment trusts deliver a strong performance for the six months ended June 30, 2012. The REIT Index Portfolio returned 14.75%, in line with its benchmark (14.88%) and slightly ahead of the average return of peer funds (14.33%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs thrive in a
favorable environment
REITs marched to a different beat than stocks or bonds during the period. While U.S. investment-grade bonds returned just over 2% and the broad U.S. stock market gained just over 9%, the REIT Index Portfolio returned almost 15%.

The downturn in construction, both commercial and residential, in recent years worked in favor of REITs during the half-year as it meant there was limited new supply coming onto the market. At the same time, expansion in some sectors of the economy pushed up demand for existing space. Low interest rates were another source of support, given the capital-intensive nature of the real estate industry.

For investors in search of income, REIT dividends stood out on a comparative basis—the REIT Index Portfolio’s dividend yield at June 30 was 3.5%, well ahead of the broad U.S. stock market at around 2% and the 10-year Treasury yield at 1.66%. It’s worth remembering, of course, that REITs offer high dividend yields not because they are necessarily any better than other companies at generating income, but because they must pay out just about all of their earnings.These payouts may also include a return of capital or capital gains distributions, a determination made at the end of a REIT’s fiscal year.

The retail REITs sector, which accounted for more than one-quarter of the index, posted a return of 21% for the six-month period. Demand was particularly strong for lease space in higher-end shopping centers and regional malls, which pushed rents higher and vacancy rates lower. The return from free-standing retail space was more modest.

Industrial REITs also did well, although they accounted for only around 5% of the index. A recovering economy, and especially expansion in manufacturing, helped boost occupancy rates for this sector, which returned 19% for the half-year.

More muted performances were posted by other sectors. Office REITs returned 14%. With a weak job market, demand was not strong, but neither was new supply, which kept vacancy rates more or less flat. Hotels, self-storage firms, and health care facilities, which make up the specialized REITs sector, together returned 12%.

Residential REITs were the poorest-performing sector, but nevertheless returned almost 10%. The tight rental market led to higher rents, but also made owning a home more attractive, especially given historically low mortgage rates and the drop in housing prices.

Diversifying beyond
the usual suspects
The REIT Index Portfolio invests solely within the real estate industry, and as such is subject to the highs and lows that inevitably accompany narrowly focused investments. But because REITs tend to perform differently than stocks and bonds, as witnessed over the last six months, they may offer a level of diversification beyond what stocks and bonds can provide. For those investors tolerant of risk and seeking greater diversification, the REIT Index Portfolio, with its low expenses, can play an important role as a small component of a well-diversified investment program.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard REIT Index Portfolio		14.75%
MSCI US REIT Index		14.88
Variable Insurance Real Estate Funds Average[1]		14.33

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.28%	1.11%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

46

Vanguard REIT Index Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	110	110	3,694
Median Market Cap	$11.4B	$11.4B	$33.1B
Price/Earnings Ratio	66.0x	66.0x	16.1x
Price/Book Ratio	2.3x	2.3x	2.1x
Dividend Yield[3]	3.5%	3.5%	2.1%
Return on Equity	4.8%	4.8%	18.1%
Earnings Growth Rate	1.8%	1.8%	9.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	1.00		0.73
Beta	1.00		1.06

Portfolio Allocation by REIT Type

Specialized	27.6%
Retail	27.3
Residential	18.2
Office	15.4
Diversified	6.7
Industrial	4.8

Ten Largest Holdings[6] (% of total net assets)

Simon Property Group Inc.	11.0%
Public Storage	5.0
Equity Residential	4.4
Ventas Inc.	4.3
HCP Inc.	4.3
Boston Properties Inc.	3.8
Prologis Inc.	3.6
Vornado Realty Trust	3.3
AvalonBay Communities Inc.	3.2
Health Care REIT Inc.	2.9
Top Ten	45.8%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.28%.
6 The holdings listed exclude any temporary cash investments and equity index products.

47

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	12.78%	2.88%	10.18%

1 Six months ended June 30, 2012.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
See Financial Highlights for dividend and capital gains information.

48

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (6.6%)
Vornado Realty Trust	239,926	20,149
Liberty Property Trust	167,797	6,182
Duke Realty Corp.	372,963	5,460
Washington REIT	95,472	2,716
PS Business Parks Inc.	27,775	1,881
American Assets Trust Inc.	48,019	1,164
Cousins Properties Inc.	135,057	1,047
Investors Real Estate Trust	121,066	956
Winthrop Realty Trust	42,907	522
CapLease Inc.	91,343	379
		40,456
Industrial REITs (4.8%)
Prologis Inc.	661,264	21,974
DCT Industrial Trust Inc.	356,198	2,244
EastGroup Properties Inc.	40,114	2,138
* First Industrial Realty
Trust Inc.	118,410	1,494
First Potomac Realty Trust	72,169	850
Monmouth Real Estate
Investment Corp. Class A	45,978	539
		29,239
Office REITs (15.4%)
Boston Properties Inc.	213,567	23,144
Digital Realty Trust Inc.	172,953	12,984
SL Green Realty Corp.	124,376	9,980
Alexandria Real Estate
Equities Inc.	89,204	6,487
Kilroy Realty Corp.	98,364	4,762
Douglas Emmett Inc.	191,193	4,416
Piedmont Office Realty
Trust Inc. Class A	248,898	4,283
BioMed Realty Trust Inc.	222,368	4,154
Mack-Cali Realty Corp.	126,579	3,680
Highwoods Properties Inc.	104,750	3,525
DuPont Fabros
Technology Inc.	90,837	2,594
Brandywine Realty Trust	205,781	2,539
Corporate Office
Properties Trust	103,674	2,437
CommonWealth REIT	120,762	2,309
Lexington Realty Trust	201,624	1,708
Government Properties
Income Trust	54,163	1,225
Franklin Street
Properties Corp.	107,341	1,136
Hudson Pacific
Properties Inc.	49,050	854
Coresite Realty Corp.	29,921	773
Parkway Properties Inc.	31,536	361
		93,351

		Market
		Value•
	Shares	($000)
Residential REITs (18.2%)
Equity Residential	432,371	26,963
AvalonBay
Communities Inc.	137,103	19,397
UDR Inc.	377,652	9,758
Essex Property Trust Inc.	50,121	7,715
Camden Property Trust	113,445	7,677
Apartment Investment &
Management Co. Class A	207,827	5,618
BRE Properties Inc.	108,467	5,425
American Campus
Communities Inc.	107,404	4,831
Home Properties Inc.	69,624	4,272
Mid-America Apartment
Communities Inc.	58,634	4,001
Equity Lifestyle
Properties Inc.	56,540	3,900
Post Properties Inc.	76,679	3,753
Colonial Properties Trust	120,411	2,666
Sun Communities Inc.	36,179	1,601
Education Realty Trust Inc.	132,041	1,463
Associated Estates
Realty Corp.	69,162	1,034
Campus Crest
Communities Inc.	54,230	563
		110,637
Retail REITs (27.3%)
Simon Property Group Inc.	428,723	66,735
Macerich Co.	190,163	11,229
Kimco Realty Corp.	586,004	11,152
General Growth
Properties Inc.	607,874	10,996
Federal Realty
Investment Trust	91,674	9,542
Realty Income Corp.	192,090	8,024
Taubman Centers Inc.	83,594	6,450
Regency Centers Corp.	129,412	6,156
DDR Corp.	319,445	4,677
Weingarten Realty
Investors	165,528	4,360
National Retail
Properties Inc.	148,869	4,211
Tanger Factory
Outlet Centers	130,878	4,195
CBL & Associates
Properties Inc.	203,189	3,970
Glimcher Realty Trust	196,269	2,006
Equity One Inc.	82,565	1,750
Acadia Realty Trust	61,475	1,425
Alexander’s Inc.	2,936	1,266
Pennsylvania REIT	76,015	1,139
Inland Real Estate Corp.	127,929	1,072
Retail Opportunity
Investments Corp.	71,555	863

			Market
			Value•
		Shares	($000)
	Ramco-Gershenson
	Properties Trust	65,304	821
	Getty Realty Corp.	38,322	734
	Saul Centers Inc.	16,561	710
	Urstadt Biddle
	Properties Inc. Class A	30,113	595
	Excel Trust Inc.	43,624	522
	Kite Realty Group Trust	86,278	431
	Cedar Realty Trust Inc.	83,525	422
†	Rouse Properties Inc.	28,125	381
			165,834
Specialized REITs (27.7%)
	Public Storage	209,671	30,279
	Ventas Inc.	415,999	26,258
	HCP Inc.	589,672	26,034
	Health Care REIT Inc.	302,782	17,652
	Host Hotels & Resorts Inc.	1,018,956	16,120
	Senior Housing
	Properties Trust	234,224	5,228
	Hospitality Properties Trust	177,852	4,405
	Extra Space Storage Inc.	139,516	4,269
	LaSalle Hotel Properties	123,516	3,599
	Omega Healthcare
	Investors Inc.	149,784	3,370
	Entertainment
	Properties Trust	67,295	2,766
	Healthcare Realty Trust Inc.	112,396	2,679
	RLJ Lodging Trust	137,935	2,501
	DiamondRock
	Hospitality Co.	241,142	2,460
*	Sunstone Hotel
	Investors Inc.	195,529	2,149
	Sovran Self Storage Inc.	41,791	2,093
	CubeSmart	167,184	1,951
	Pebblebrook Hotel Trust	81,750	1,906
	Medical Properties Trust Inc.	195,019	1,876
	National Health
	Investors Inc.	34,092	1,736
	LTC Properties Inc.	43,684	1,585
*	Strategic Hotels &
	Resorts Inc.	232,127	1,499
	Hersha Hospitality
	Trust Class A	256,847	1,356
	Sabra Health Care REIT Inc.	52,953	906
*	FelCor Lodging Trust Inc.	169,946	799
	Chesapeake Lodging Trust	46,308	797
	Ashford Hospitality Trust Inc.	93,066	785
	Universal Health Realty
	Income Trust	17,377	722
	Summit Hotel
	Properties Inc.	39,265	329
			168,109
Total Real Estate Investment Trusts
(Cost $605,185)			607,626

49

Vanguard REIT Index Portfolio

		Market
		Value•
		($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.148%
(Cost $682)	682,163	682
Total Investments (100.1%)
(Cost $605,867)		608,308
Other Assets and Liabilities (–0.1%)
Other Assets		2,465
Liabilities		(3,270)
		(805)
Net Assets (100%)
Applicable to 51,303,906 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		607,503
Net Asset Value Per Share		$11.84

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	594,342
Undistributed Net Investment Income	5,578
Accumulated Net Realized Gains	5,142
Unrealized Appreciation (Depreciation)	2,441
Net Assets	607,503

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Non-income-producing security. New issue that has not paid a dividend as of June 30, 2012.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

50

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends	7,366
Interest[1]	1
Total Income	7,367
Expenses
The Vanguard Group—Note B
Investment Advisory Services	42
Management and Administrative	659
Marketing and Distribution	64
Custodian Fees	13
Shareholders’ Reports	11
Total Expenses	789
Net Investment Income	6,578
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,157
Investment Securities Sold	4,087
Realized Net Gain (Loss)	5,244
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	65,100
Net Increase (Decrease) in Net Assets
Resulting from Operations	76,922

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,578	11,117
Realized Net Gain (Loss)	5,244	19,616
Change in Unrealized Appreciation (Depreciation)	65,100	6,208
Net Increase (Decrease) in Net Assets Resulting from Operations	76,922	36,941
Distributions
Net Investment Income	(11,240)	(8,521)
Realized Capital Gain[2]	(19,537)	(5,988)
Total Distributions	(30,777)	(14,509)
Capital Share Transactions
Issued	47,262	100,007
Issued in Lieu of Cash Distributions	30,777	14,509
Redeemed	(32,827)	(86,552)
Net Increase (Decrease) from Capital Share Transactions	45,212	27,964
Total Increase (Decrease)	91,357	50,396
Net Assets
Beginning of Period	516,146	465,750
End of Period[3]	607,503	516,146

1 Interest income from an affiliated company of the portfolio was $1,000.
2 Includes fiscal 2012 and 2011 short-term gain distributions totaling $386,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $5,578,000 and $10,240,000.
See accompanying Notes, which are an integral part of the Financial Statements.

51

Vanguard REIT Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.90	$10.35	$8.30	$7.65	$18.92	$24.98
Investment Operations
Net Investment Income	.126	.231	.198	.267	.392[1]	.510[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.452	.634	2.108	1.247	(5.032)	(4.230)
Total from Investment Operations	1.578	.865	2.306	1.514	(4.640)	(3.720)
Distributions
Dividends from Net Investment Income	(.233)	(.185)	(.256)	(.370)	(.590)	(.460)
Distributions from Realized Capital Gains	(.405)	(.130)	—	(.494)	(6.040)	(1.880)
Total Distributions	(.638)	(.315)	(.256)	(.864)	(6.630)	(2.340)
Net Asset Value, End of Period	$11.84	$10.90	$10.35	$8.30	$7.65	$18.92

Total Return	14.75%	8.44%	28.25%	29.14%	–37.25%	–16.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$608	$516	$466	$339	$263	$404
Ratio of Total Expenses to
Average Net Assets	0.28%	0.28%	0.30%	0.31%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.21%	2.23%	4.04%	3.24%	2.25%
Portfolio Turnover Rate	5%	13%	17%	19%	15%	29%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

52

Vanguard REIT Index Portfolio

4. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $87,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $605,867,000. Net unrealized appreciation of investment securities for tax purposes was $2,441,000, consisting of unrealized gains of $92,363,000 on securities that had risen in value since their purchase and $89,922,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2012, the portfolio purchased $38,833,000 of investment securities and sold $15,532,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	4,117	9,267
Issued in Lieu of Cash Distributions	2,719	1,366
Redeemed	(2,869)	(8,279)
Net Increase (Decrease) in Shares Outstanding	3,967	2,354

At June 30, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

53

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who  started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,147.46	$1.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.47	1.41

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

54

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

55

Vanguard® Total Stock Market Index Portfolio

Although concerns about the pace of economic growth in the second quarter caused the stock market to give back some of its gains, the Total Stock Market Index Portfolio returned 9.30% for the six months ended June 30, 2012. The portfolio’s performance was in line with that of its benchmark index (9.37%) and ahead of the average return of peer funds (7.07%).

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included in this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks had a strong first half
despite a weak second quarter
Signs of growth and hiring in the U.S. economy helped the broad stock market post its best first-quarter performance in over a decade. Although investor optimism was tempered in May and June because of weaker U.S. economic data, more flare-ups in the European debt crisis, and slowing growth in China, nine of the index’s ten industry sectors ended the six-month period in positive territory.

The financial sector was a major contributor to the portfolio’s performance. After falling sharply in 2011, the sector benefited from an upturn in the outlook for economic growth at the beginning of the period, with the stocks of large banks and credit card companies boosting the return of the portfolio. An agreement among Eurozone countries to secure funding for Spanish banks at the end of the half-year provided a lift for stocks, financials in particular, adding to the sector’s gains.

Other strong performers included some cyclical sectors. Demand for smartphones, tablet computers, and data storage to build out the “cloud” helped the information technology sector outpace the market. Consumer discretionary stocks also did well overall, with media companies and retailers leading the way.

Health care stocks showed resilience as concerns grew in the second quarter about the strength of the economy both at home and abroad. The sector’s traditional draws—attractive dividends and relatively steady earnings regardless of which phase of the economic cycle we are in—helped buoy returns, as did merger and acquisition activity during the six-month period.

The sole sector in negative territory for the half-year was energy, which faced a number of challenges. The price of oil slumped to less than $90 per barrel as expectations of slower global growth dented prospects for demand. At the same time, an abundance of supply drove down the price of natural gas, which hurt coal prices as well.

There was little difference in returns by market capitalization for the portfolio, although large-cap stocks did edge out mid-caps and small-caps.

Stay diversified, rain or shine
The financial markets are unpredictable by nature, which is why we encourage investors to maintain a portfolio that is diversified across asset classes and within them as well. By not putting all your eggs in one basket, you can soften the impact of a sector or segment that performs poorly and make it less likely that you’ll be left standing on the sidelines when a part of the market rallies. The Total Stock Market Index Portfolio can play a key role in an investment plan as it offers exposure to the entire U.S. equity market, including small-, mid-, and large-cap growth and value stocks, and does so at a low cost.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Total Stock Market Index Portfolio		9.30%
S&P Total Market Index		9.37
Variable Insurance Multi-Cap Core Funds Average[1]		7.07

Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Variable Insurance
	Fees and	Multi-Cap Core
	Expenses[2]	Funds Average[3]
Total Stock Market Index Portfolio	0.18%	0.66%

1 Derived from data provided by Lipper Inc.
2 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2012, the annualized acquired fund fees and expenses were 0.18%.
3 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

56

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2012

Total Portfolio Characteristics

Yield[1]	1.8%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	81.8%
Vanguard Extended Market Index Fund	18.2

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 27, 2012 —represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2012, the annualized acquired fund fees and expenses were 0.18%.
3 S&P Total Market Index.

57

Vanguard Total Stock Market Index Portfolio

Performance Summary (unaudited)

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): January 8, 2003–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
				Since
	Inception Date	One Year	Five Years	Inception
Total Stock Market Index Portfolio	1/8/2003	3.77%	0.32%	7.18%

1 Six months ended June 30, 2012.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
See Financial Highlights for dividend and capital gains information.

58

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	29,220,746	688,149
Vanguard Extended
Market Index Fund
Investor Shares	3,571,495	152,717
		840,866
Total Investment Companies
(Cost $903,977)		840,866
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.148%
(Cost $16)	15,922	16
Total Investments (100.0%)
(Cost $903,993)		840,882
Other Assets and Liabilities (0.0%)
Other Assets		289
Liabilities		(409)
		(120)
Net Assets (100%)
Applicable to 35,338,565 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		840,762
Net Asset Value Per Share		$23.79

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	856,775
Undistributed Net Investment Income	13,137
Accumulated Net Realized Gains	33,961
Unrealized Appreciation (Depreciation)	(63,111)
Net Assets	840,762

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

59

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Income Distributions Received	13,314
Net Investment Income—Note B	13,314
Realized Net Gain (Loss)
Capital Gain Distributions Received	28,579
Investment Securities Sold	5,463
Realized Net Gain (Loss)	34,042
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	25,895
Net Increase (Decrease) in Net Assets
Resulting from Operations	73,251

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,314	14,204
Realized Net Gain (Loss)	34,042	55,474
Change in Unrealized Appreciation (Depreciation)	25,895	(63,008)
Net Increase (Decrease) in Net Assets Resulting from Operations	73,251	6,670
Distributions
Net Investment Income	(14,235)	(13,238)
Realized Capital Gain[1]	(55,545)	(28,424)
Total Distributions	(69,780)	(41,662)
Capital Share Transactions
Issued	37,889	98,419
Issued in Lieu of Cash Distributions	69,780	41,662
Redeemed	(56,603)	(274,784)
Net Increase (Decrease) from Capital Share Transactions	51,066	(134,703)
Total Increase (Decrease)	54,537	(169,695)
Net Assets
Beginning of Period	786,225	955,920
End of Period[2]	840,762	786,225

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $3,126,000 and $11,681,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $13,137,000 and $14,058,000.
See accompanying Notes, which are an integral part of the Financial Statements.

60

Vanguard Total Stock Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$23.63	$24.44	$21.73	$18.17	$31.09	$31.27
Investment Operations
Net Investment Income	.377	.364[1]	.358	.437[1]	.471[1]	.440[1]
Capital Gain Distributions Received	.897	.649[1]	.189	.247	.682	1.010
Net Realized and Unrealized Gain (Loss)
on Investments	0.984	(.753)	3.078	4.019	(12.163)	.100
Total from Investment Operations	2.258	.260	3.625	4.703	(11.010)	1.550
Distributions
Dividends from Net Investment Income	(.428)	(.340)	(.419)	(.380)	(.400)	(.340)
Distributions from Realized Capital Gains	(1.670)	(.730)	(.496)	(.763)	(1.510)	(1.390)
Total Distributions	(2.098)	(1.070)	(.915)	(1.143)	(1.910)	(1.730)
Net Asset Value, End of Period	$23.79	$23.63	$24.44	$21.73	$18.17	$31.09

Total Return	9.30%	0.83%	17.11%	28.26%	–37.28%	5.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$841	$786	$956	$702	$458	$599
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.20%	0.21%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.52%	1.66%	2.36%	1.93%	1.40%
Portfolio Turnover Rate	14%	12%	12%	8%	16%	10%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

61

Vanguard Total Stock Market Index Portfolio

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2012, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $903,993,000. Net unrealized depreciation of investment securities for tax purposes was $63,111,000, consisting of unrealized gains of $10,323,000 on securities that had risen in value since their purchase and $73,434,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2012, the portfolio purchased $80,299,000 of investment securities and sold $56,831,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	1,545	4,059
Issued in Lieu of Cash Distributions	2,848	1,670
Redeemed	(2,324)	(11,576)
Net Increase (Decrease) in Shares Outstanding	2,069	(5,847)

G. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

62

Vanguard Total Stock Market Index Portfolio

About Your Fund’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,092.98	$0.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.97	0.91

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

63

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s low-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

64

Vanguard® Equity Index Portfolio

Although concerns about the pace of economic growth in the second quarter caused the stock market to give back some of its first-quarter gains, the Equity Index Portfolio returned 9.40% for the six months ended June 30, 2012. The portfolio’s performance was in line with that of its benchmark index (9.49%) and ahead of the average return of peer funds (7.80%).

The table below shows the returns of your portfolio and its comparative standards for the half-year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks had a strong first half
despite a weak second quarter
Signs of growth and hiring in the U.S. economy helped the broad stock market post its best first-quarter performance in over a decade. Although investor optimism was tempered in May and June because of weaker U.S. economic data, more flare-ups in the European debt crisis, and slowing growth in China, nine of the index’s ten industry sectors ended the six-month period in positive territory.

Information technology stocks, which accounted for around 20% of the portfolio’s assets, gained a solid 13% for the six-month period. Demand for smartphones, tablet computers, and data storage to build out the “cloud” drove tech stocks higher, although most of the gains were made in the first quarter.

The financial sector was another major contributor to the portfolio’s performance. After falling sharply in 2011, the sector benefited from an upturn in the outlook for economic growth at the beginning of the period; the stocks of large banks and credit card companies in particular boosted the return of the portfolio. And an agreement among Eurozone countries to secure funding for Spanish banks at the end of the half-year provided a lift for stocks, particularly financials, which returned 14% for the six months.

Consumer discretionary stocks did well overall (13%), with media companies and retailers leading the way. While the telecommunication services sector jumped 17%, it had a limited impact on the portfolio’s return because it accounted for only about 3% of assets.

Health care stocks (11%) showed resilience in the second quarter as concerns grew about the strength of the economy both at home and abroad. The sector’s traditional draws—attractive dividends and relatively steady earnings regardless of which phase of the economic cycle we are in—helped buoy returns, as did merger and acquisition activity.

The sole sector in negative territory for the half-year was energy (–2%), which had to contend with a number of challenges. The price of oil slumped to less than $90 per barrel as expectations of slower global growth dented prospects for demand. At the same time, an abundance of supply drove down the price of natural gas, which hurt coal prices as well.

There was little difference in returns by investment style; growth stocks generally returned slightly more than value stocks.

Stay focused on diversification,
not the market’s volatility
Ups and downs in the market, as all seasoned investors know, are part and parcel of investing. Because predicting these movements is notoriously difficult, we encourage investors to maintain a portfolio that is diversified across asset classes and within them as well. The Equity Index Portfolio can play an important role in such a portfolio as it affords investors broad exposure to the large-capitalization segment of the U.S. equity market, including growth and value stocks, and does so at a low cost.

Total Returns
		Six Months Ended
		June 30, 2012
Vanguard Equity Index Portfolio		9.40%
S&P 500 Index		9.49
Variable Insurance Large-Cap Core Funds Average[1]		7.80

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.17%	0.87%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

65

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2012

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	503	500	3,694
Median Market Cap	$56.8B	$56.8B	$33.1B
Price/Earnings Ratio	15.3x	15.3x	16.1x
Price/Book Ratio	2.2x	2.2x	2.1x
Yield[3]	2.1%	2.2%	2.1%
Return on Equity	19.9%	19.7%	18.1%
Earnings Growth Rate	9.7%	9.7%	9.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	6%	—	—
Expense Ratio[5]	0.17%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
	Target Index[1]	Broad Index[2]
R–Squared	1.00		0.99
Beta	1.00		0.95

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	10.9%	11.0%	11.9%
Consumer Staples	11.3	11.3	9.9
Energy	10.8	10.8	10.0
Financials	14.4	14.4	15.9
Health Care	12.0	12.0	12.0
Industrials	10.5	10.5	10.8
Information Technology	19.8	19.7	19.0
Materials	3.4	3.4	3.9
Telecommunication
Services	3.2	3.2	2.9
Utilities	3.7	3.7	3.7

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Computer Hardware	4.4%
Exxon Mobil Corp.	Integrated Oil & Gas 3.2
Microsoft Corp.	Systems Software	1.9
International Business	IT Consulting &
Machines Corp.	Other Services	1.8
General Electric Co.	Industrial
	Conglomerates	1.8
AT&T Inc.	Integrated
	Telecommunication
	Services	1.7
Chevron Corp.	Integrated Oil & Gas 1.7
Johnson & Johnson	Pharmaceuticals	1.5
Wells Fargo & Co.	Diversified Banks	1.4
Coca-Cola Co.	Soft Drinks	1.4
Top Ten		20.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income; it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2012, the annualized expense ratio was 0.17%.
6 The holdings listed exclude any temporary cash investments and equity index products.

66

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): December 31, 2001–June 30, 2012

Average Annual Total Returns: Periods Ended June 30, 2012

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	5.25%	0.15%	5.25%

1 Six months ended June 30, 2012.
See Financial Highlights for dividend and capital gains information.

67

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (10.9%)
	McDonald’s Corp.	189,924	16,814
	Walt Disney Co.	334,083	16,203
*	Amazon.com Inc.	67,363	15,382
	Comcast Corp. Class A	477,421	15,263
	Home Depot Inc.	286,105	15,161
	News Corp. Class A	393,792	8,778
	Starbucks Corp.	141,822	7,562
	Target Corp.	123,525	7,188
	Time Warner Inc.	179,364	6,906
	Ford Motor Co.	713,398	6,842
	Lowe’s Cos. Inc.	219,936	6,255
*	priceline.com Inc.	9,311	6,187
	NIKE Inc. Class B	68,580	6,020
*	DIRECTV Class A	122,423	5,977
	TJX Cos. Inc.	138,446	5,944
	Yum! Brands Inc.	85,959	5,537
	Time Warner Cable Inc.	58,407	4,795
	Viacom Inc. Class B	98,647	4,638
	CBS Corp. Class B	120,938	3,964
	Johnson Controls Inc.	126,853	3,515
	Coach Inc.	53,675	3,139
	Carnival Corp.	84,625	2,900
*	Bed Bath & Beyond Inc.	43,408	2,683
	Macy’s Inc.	77,323	2,656
	Ross Stores Inc.	42,090	2,629
*	Discovery
	Communications Inc.
	Class A	47,632	2,572
	Omnicom Group Inc.	50,829	2,470
	McGraw-Hill Cos. Inc.	52,345	2,356
*	Dollar Tree Inc.	43,328	2,331
*	Chipotle Mexican Grill Inc.
	Class A	5,929	2,253
	VF Corp.	16,125	2,152
	Mattel Inc.	63,758	2,068
	Kohl’s Corp.	44,771	2,037
	Harley-Davidson Inc.	43,336	1,982
*	O’Reilly Automotive Inc.	23,534	1,971
	Starwood Hotels & Resorts
	Worldwide Inc.	36,947	1,960
	Marriott International Inc.
	Class A	49,804	1,952
	Limited Brands Inc.	45,127	1,919
*	AutoZone Inc.	4,973	1,826
	Genuine Parts Co.	29,032	1,749
	Gap Inc.	62,009	1,697
	Staples Inc.	129,651	1,692
	Ralph Lauren Corp. Class A	12,032	1,685
	Wynn Resorts Ltd.	14,822	1,537
	Nordstrom Inc.	29,846	1,483
	Family Dollar Stores Inc.	21,886	1,455
	Wyndham Worldwide Corp.	27,176	1,433
*	BorgWarner Inc.	21,332	1,399
	Tiffany & Co.	23,707	1,255

			Market
			Value•
		Shares	($000)
	Darden Restaurants Inc.	23,949	1,213
*	CarMax Inc.	42,287	1,097
	Best Buy Co. Inc.	51,712	1,084
	Scripps Networks
	Interactive Inc. Class A	17,285	983
	Newell Rubbermaid Inc.	53,735	975
	DR Horton Inc.	52,227	960
	Lennar Corp. Class A	30,245	935
	Interpublic Group
	of Cos. Inc.	83,167	902
	Whirlpool Corp.	14,525	888
	International Game
	Technology	55,443	873
	H&R Block Inc.	54,618	873
	Comcast Corp.	26,563	834
	Expedia Inc.	16,817	808
*	TripAdvisor Inc.	17,617	787
*	Fossil Inc.	9,666	740
	Hasbro Inc.	21,590	731
*	Apollo Group Inc. Class A	19,999	724
*	Netflix Inc.	10,393	712
*	PulteGroup Inc.	62,725	671
	Gannett Co. Inc.	44,132	650
	JC Penney Co. Inc.	26,967	629
*	Urban Outfitters Inc.	20,709	571
	Leggett & Platt Inc.	26,044	550
	Cablevision Systems Corp.
	Class A	40,723	541
*	Goodyear Tire & Rubber Co.	45,484	537
	Abercrombie & Fitch Co.	15,339	524
	Harman International
	Industries Inc.	13,152	521
*	Big Lots Inc.	11,854	484
	GameStop Corp. Class A	24,323	447
*	Sears Holdings Corp.	7,071	422
	DeVry Inc.	11,058	342
	Washington Post Co. Class B	902	337
*	AutoNation Inc.	7,981	282
			251,799
Consumer Staples (11.2%)
	Coca-Cola Co.	421,602	32,965
	Procter & Gamble Co.	512,106	31,366
	Philip Morris
	International Inc.	318,748	27,814
	Wal-Mart Stores Inc.	322,477	22,483
	PepsiCo Inc.	292,337	20,657
	Altria Group Inc.	380,337	13,141
	Kraft Foods Inc.	331,503	12,803
	CVS Caremark Corp.	239,496	11,192
	Colgate-Palmolive Co.	89,187	9,284
	Costco Wholesale Corp.	80,786	7,675
	Kimberly-Clark Corp.	73,219	6,134
	Walgreen Co.	161,263	4,770
	General Mills Inc.	121,028	4,664
	Archer-Daniels-Midland Co.	123,340	3,641
	Sysco Corp.	109,536	3,265

			Market
			Value•
		Shares	($000)
	HJ Heinz Co.	59,632	3,243
	Lorillard Inc.	24,321	3,209
	Mead Johnson Nutrition Co.	38,181	3,074
	Whole Foods Market Inc.	30,577	2,915
	Reynolds American Inc.	61,924	2,779
	Kroger Co.	104,847	2,431
	Estee Lauder Cos. Inc.
	Class A	41,982	2,272
	Kellogg Co.	45,918	2,265
	Hershey Co.	28,597	2,060
*	Monster Beverage Corp.	28,343	2,018
	ConAgra Foods Inc.	77,699	2,015
	Beam Inc.	29,465	1,841
	Brown-Forman Corp.
	Class B	18,526	1,794
	Clorox Co.	24,187	1,753
	Dr Pepper Snapple
	Group Inc.	39,542	1,730
	JM Smucker Co.	21,102	1,594
	Coca-Cola Enterprises Inc.	56,065	1,572
	McCormick & Co. Inc.	24,765	1,502
	Avon Products Inc.	80,471	1,304
	Molson Coors Brewing Co.
	Class B	29,260	1,217
	Campbell Soup Co.	33,230	1,109
	Tyson Foods Inc. Class A	54,232	1,021
	Safeway Inc.	44,792	813
	Hormel Foods Corp.	25,560	778
*	Constellation Brands Inc.
	Class A	28,505	771
*	Dean Foods Co.	34,305	584
			259,518
Energy (10.8%)
	Exxon Mobil Corp.	874,057	74,793
	Chevron Corp.	368,909	38,920
	Schlumberger Ltd.	249,340	16,185
	ConocoPhillips	236,322	13,206
	Occidental Petroleum Corp.	151,660	13,008
	Apache Corp.	73,096	6,424
	Anadarko Petroleum Corp.	93,423	6,185
	National Oilwell Varco Inc.	79,743	5,139
	Halliburton Co.	172,612	4,900
	EOG Resources Inc.	50,441	4,545
	Devon Energy Corp.	75,623	4,385
*	Phillips 66	116,861	3,884
	Spectra Energy Corp.	122,068	3,547
	Baker Hughes Inc.	81,999	3,370
	Williams Cos. Inc.	116,866	3,368
	Marathon Oil Corp.	131,518	3,363
	Kinder Morgan Inc.	94,142	3,033
	Marathon Petroleum Corp.	63,666	2,860
	Noble Energy Inc.	33,243	2,820
	Valero Energy Corp.	103,663	2,503
	Hess Corp.	56,886	2,472
	Chesapeake Energy Corp.	123,543	2,298
*	Southwestern Energy Co.	65,096	2,079
	Pioneer Natural
	Resources Co.	23,014	2,030
*	Cameron International Corp.	45,957	1,963
	Range Resources Corp.	30,381	1,880
	Murphy Oil Corp.	36,151	1,818
*	FMC Technologies Inc.	44,610	1,750
	Cabot Oil & Gas Corp.	39,126	1,542
	Noble Corp.	47,010	1,529
	EQT Corp.	27,871	1,495
	CONSOL Energy Inc.	42,406	1,282
	Peabody Energy Corp.	50,785	1,245
*	Denbury Resources Inc.	72,738	1,099

68

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	QEP Resources Inc.	33,100	992
	Sunoco Inc.	19,814	941
	Helmerich & Payne Inc.	20,028	871
*	Nabors Industries Ltd.	54,031	778
	Diamond Offshore
	Drilling Inc.	12,876	761
*	Rowan Cos. plc Class A	23,058	745
*	Newfield Exploration Co.	24,738	725
*	Tesoro Corp.	26,063	651
*	WPX Energy Inc.	37,021	599
*	Alpha Natural
	Resources Inc.	40,967	357
			248,340
Financials (14.4%)
	Wells Fargo & Co.	993,304	33,216
	JPMorgan Chase & Co.	711,542	25,423
*	Berkshire Hathaway Inc.
	Class B	297,218	24,767
	Bank of America Corp.	2,014,361	16,477
	Citigroup Inc.	548,116	15,024
	US Bancorp	354,037	11,386
	American Express Co.	187,118	10,892
	Simon Property Group Inc.	56,625	8,814
	Goldman Sachs Group Inc.	91,870	8,807
	MetLife Inc.	198,603	6,127
	PNC Financial
	Services Group Inc.	98,910	6,044
	Capital One Financial Corp.	108,556	5,934
	American Tower Corporation	73,811	5,160
	Bank of New York
	Mellon Corp.	222,903	4,893
	ACE Ltd.	63,400	4,700
	Travelers Cos. Inc.	72,672	4,639
	Prudential Financial Inc.	87,579	4,241
	Morgan Stanley	284,157	4,146
	BlackRock Inc.	23,983	4,073
	State Street Corp.	91,114	4,067
	BB&T Corp.	130,230	4,018
	Public Storage	26,699	3,856
*	American International
	Group Inc.	119,408	3,832
	Aflac Inc.	87,478	3,726
	Chubb Corp.	50,580	3,683
	Equity Residential	56,004	3,492
	HCP Inc.	78,445	3,463
	Discover Financial Services	98,757	3,415
	Ventas Inc.	53,911	3,403
	CME Group Inc.	12,387	3,321
	Marsh &
	McLennan Cos. Inc.	101,992	3,287
	Allstate Corp.	91,805	3,221
	Boston Properties Inc.	28,087	3,044
	T. Rowe Price Group Inc.	47,753	3,007
	Franklin Resources Inc.	26,615	2,954
	Vornado Realty Trust	34,701	2,914
	Aon plc	61,100	2,858
	Prologis Inc.	85,742	2,849
*	Berkshire Hathaway Inc.
	Class A	21	2,624
	Charles Schwab Corp.	201,309	2,603
	AvalonBay Communities Inc.	17,727	2,508
	SunTrust Banks Inc.	100,652	2,439
	Progressive Corp.	114,279	2,380
	Health Care REIT Inc.	40,031	2,334
	Loews Corp.	57,041	2,334
	Fifth Third Bancorp	171,349	2,296
	Weyerhaeuser Co.	100,176	2,240
	Ameriprise Financial Inc.	40,827	2,134
	Host Hotels & Resorts Inc.	134,318	2,125

			Market
			Value•
		Shares	($000)
	Northern Trust Corp.	44,961	2,069
	M&T Bank Corp.	23,608	1,949
	Invesco Ltd.	83,282	1,882
*	IntercontinentalExchange Inc.	13,589	1,848
	Regions Financial Corp.	264,008	1,782
	Principal Financial Group Inc.	56,285	1,476
	Hartford Financial
	Services Group Inc.	82,185	1,449
	Kimco Realty Corp.	76,050	1,447
	SLM Corp.	91,135	1,432
	KeyCorp	178,037	1,378
	Moody’s Corp.	37,054	1,354
	XL Group plc Class A	58,843	1,238
	NYSE Euronext	47,401	1,213
	Plum Creek Timber Co. Inc.	30,069	1,194
	Lincoln National Corp.	53,350	1,167
	Cincinnati Financial Corp.	30,229	1,151
	Comerica Inc.	36,928	1,134
	Unum Group	54,123	1,035
	Huntington Bancshares Inc.	161,245	1,032
*	CBRE Group Inc. Class A	61,244	1,002
	Torchmark Corp.	18,356	928
	Leucadia National Corp.	36,881	784
	People’s United Financial Inc. 67,226		781
	Apartment Investment &
	Management Co. Class A	26,433	715
	Zions Bancorporation	34,295	666
	Hudson City Bancorp Inc.	98,404	627
	Legg Mason Inc.	23,124	610
	Assurant Inc.	16,401	571
	NASDAQ OMX Group Inc.	23,417	531
*	Genworth Financial Inc.
	Class A	92,089	521
	First Horizon National Corp.	48,192	417
*	E*TRADE Financial Corp.	47,851	385
	Federated Investors Inc.
	Class B	17,137	374
			331,332
Health Care (11.9%)
	Johnson & Johnson	513,371	34,683
	Pfizer Inc.	1,399,624	32,191
	Merck & Co. Inc.	568,550	23,737
	Abbott Laboratories	294,178	18,966
	Bristol-Myers Squibb Co.	315,744	11,351
	UnitedHealth Group Inc.	193,828	11,339
	Amgen Inc.	145,367	10,618
*	Express Scripts Holding Co.	150,631	8,410
	Eli Lilly & Co.	190,644	8,181
	Medtronic Inc.	194,227	7,522
*	Gilead Sciences Inc.	141,393	7,251
*	Biogen Idec Inc.	44,856	6,476
	Baxter International Inc.	102,907	5,469
	Allergan Inc.	57,539	5,326
*	Celgene Corp.	82,354	5,284
	Covidien plc	90,100	4,820
	McKesson Corp.	43,944	4,120
*	Intuitive Surgical Inc.	7,424	4,111
	WellPoint Inc.	61,772	3,940
*	Alexion Pharmaceuticals Inc.	35,950	3,570
	Thermo Fisher Scientific Inc.	68,739	3,568
	Stryker Corp.	60,502	3,334
	Becton Dickinson and Co.	37,853	2,830
	Cardinal Health Inc.	64,569	2,712
	Agilent Technologies Inc.	64,845	2,545
	Aetna Inc.	64,936	2,518
	Cigna Corp.	53,909	2,372
	Humana Inc.	30,428	2,356
	St. Jude Medical Inc.	58,579	2,338
*	Cerner Corp.	27,488	2,272

			Market
			Value•
		Shares	($000)
*	Edwards Lifesciences Corp.	21,475	2,218
	Zimmer Holdings Inc.	32,922	2,119
	Perrigo Co.	17,454	2,058
	AmerisourceBergen Corp.
	Class A	46,820	1,842
	Quest Diagnostics Inc.	29,480	1,766
*	Watson Pharmaceuticals Inc.	23,761	1,758
*	Forest Laboratories Inc.	49,568	1,734
*	DaVita Inc.	17,502	1,719
*	Mylan Inc.	79,579	1,701
	CR Bard Inc.	15,664	1,683
*	Laboratory Corp. of
	America Holdings	18,139	1,680
*	Boston Scientific Corp.	267,162	1,515
*	Life Technologies Corp.	33,254	1,496
*	Waters Corp.	16,607	1,320
*	Varian Medical Systems Inc.	20,772	1,262
*	CareFusion Corp.	41,975	1,078
*	Hospira Inc.	30,717	1,074
	DENTSPLY International Inc.	26,504	1,002
	Coventry Health Care Inc.	26,471	842
	Patterson Cos. Inc.	16,300	562
	PerkinElmer Inc.	21,156	546
*	Tenet Healthcare Corp.	76,834	403
			275,588
Industrials (10.4%)
	General Electric Co.	1,980,517	41,274
	United Parcel Service Inc.
	Class B	179,416	14,131
	United Technologies Corp.	170,359	12,867
	3M Co.	129,638	11,616
	Union Pacific Corp.	88,997	10,618
	Boeing Co.	140,077	10,408
	Caterpillar Inc.	121,954	10,355
	Honeywell International Inc.	145,651	8,133
	Emerson Electric Co.	137,131	6,388
	Deere & Co.	74,305	6,009
	Danaher Corp.	107,520	5,600
	FedEx Corp.	58,962	5,402
	Illinois Tool Works Inc.	89,206	4,718
	Tyco International Ltd.	86,556	4,574
	Precision Castparts Corp.	27,245	4,482
	General Dynamics Corp.	67,432	4,448
	Norfolk Southern Corp.	60,861	4,368
	CSX Corp.	194,197	4,342
	Lockheed Martin Corp.	49,746	4,332
	Raytheon Co.	62,231	3,522
	Cummins Inc.	35,984	3,487
	Northrop Grumman Corp.	47,147	3,008
	Goodrich Corp.	23,462	2,977
	Waste Management Inc.	86,549	2,891
	PACCAR Inc.	66,644	2,612
	Eaton Corp.	63,132	2,502
	Ingersoll-Rand plc	55,900	2,358
	Fastenal Co.	55,182	2,224
	WW Grainger Inc.	11,493	2,198
	Parker Hannifin Corp.	28,326	2,178
	Stanley Black & Decker Inc.	32,027	2,061
	Cooper Industries plc	29,600	2,018
	Dover Corp.	34,268	1,837
	Roper Industries Inc.	18,257	1,800
	CH Robinson Worldwide Inc.	30,482	1,784
	Rockwell Automation Inc.	26,556	1,754
	Republic Services Inc.
	Class A	58,702	1,553
	Fluor Corp.	31,476	1,553
	Expeditors International
	of Washington Inc.	39,558	1,533
*	Stericycle Inc.	15,812	1,449

69

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	L-3 Communications
	Holdings Inc.	18,181	1,346
	Rockwell Collins Inc.	27,061	1,335
	Southwest Airlines Co.	144,189	1,329
	Textron Inc.	52,190	1,298
	Pall Corp.	21,612	1,185
	Flowserve Corp.	10,148	1,164
	Joy Global Inc.	19,745	1,120
	Iron Mountain Inc.	31,908	1,052
	Equifax Inc.	22,320	1,040
*	Quanta Services Inc.	39,394	948
	Masco Corp.	66,655	925
*	Jacobs Engineering
	Group Inc.	24,072	911
	Xylem Inc.	34,448	867
	Cintas Corp.	20,650	797
	Robert Half International Inc.	26,539	758
	Snap-on Inc.	10,936	681
	Dun & Bradstreet Corp.	8,967	638
	Pitney Bowes Inc.	37,458	561
	Avery Dennison Corp.	19,828	542
	RR Donnelley & Sons Co.	33,559	395
	Ryder System Inc.	9,583	345
			240,601
Information Technology (19.8%)
*	Apple Inc.	174,785	102,074
	Microsoft Corp.	1,397,663	42,755
	International Business
	Machines Corp.	215,560	42,159
*	Google Inc. Class A	47,540	27,577
	Intel Corp.	940,440	25,063
	Oracle Corp.	725,287	21,541
	QUALCOMM Inc.	320,437	17,842
	Cisco Systems Inc.	1,001,301	17,192
	Visa Inc. Class A	93,166	11,518
*	EMC Corp.	392,516	10,060
*	eBay Inc.	214,909	9,028
	Mastercard Inc. Class A	19,838	8,533
	Hewlett-Packard Co.	369,702	7,435
	Accenture plc Class A	120,379	7,234
	Texas Instruments Inc.	214,004	6,140
	Automatic Data
	Processing Inc.	91,447	5,090
	Corning Inc.	283,857	3,670
*	Yahoo! Inc.	227,807	3,606
*	Salesforce.com Inc.	25,862	3,576
*	Dell Inc.	277,873	3,479
*	Cognizant Technology
	Solutions Corp. Class A	56,993	3,420
	Intuit Inc.	55,073	3,269
	Broadcom Corp. Class A	92,789	3,136
*	Adobe Systems Inc.	92,800	3,004
*	Citrix Systems Inc.	34,896	2,929
	Applied Materials Inc.	240,559	2,757
	Motorola Solutions Inc.	54,553	2,625
	TE Connectivity Ltd.	80,000	2,553
*	Teradata Corp.	31,622	2,277
*	NetApp Inc.	67,773	2,157
	Analog Devices Inc.	55,624	2,095
	Altera Corp.	60,200	2,037
*	Red Hat Inc.	36,068	2,037
	Xerox Corp.	252,017	1,983
*	Symantec Corp.	134,680	1,968
	Western Union Co.	114,499	1,928
	Paychex Inc.	60,120	1,888
*	Fiserv Inc.	25,465	1,839

			Market
			Value•
		Shares	($000)
	CA Inc.	66,147	1,792
	Seagate Technology plc	69,396	1,716
	Amphenol Corp. Class A	30,450	1,672
	Xilinx Inc.	49,390	1,658
*	SanDisk Corp.	45,155	1,647
*	Juniper Networks Inc.	98,271	1,603
*	NVIDIA Corp.	115,747	1,600
	KLA-Tencor Corp.	31,093	1,531
	Fidelity National
	Information Services Inc.	44,695	1,523
*	Autodesk Inc.	42,971	1,504
*	F5 Networks Inc.	14,806	1,474
*	Lam Research Corp.	37,725	1,424
	Linear Technology Corp.	42,718	1,338
*	Western Digital Corp.	43,595	1,329
*	VeriSign Inc.	29,764	1,297
*	BMC Software Inc.	30,047	1,282
	Microchip Technology Inc.	35,807	1,184
*	Micron Technology Inc.	184,240	1,163
*	Akamai Technologies Inc.	33,152	1,053
	Harris Corp.	21,159	885
*	Electronic Arts Inc.	59,360	733
	Total System Services Inc.	30,048	719
	Computer Sciences Corp.	28,814	715
	Jabil Circuit Inc.	34,361	699
*	LSI Corp.	105,727	673
	SAIC Inc.	51,955	630
*	Advanced Micro
	Devices Inc.	109,442	627
	Molex Inc.	25,529	611
	FLIR Systems Inc.	28,663	559
*	Teradyne Inc.	34,737	488
*	JDS Uniphase Corp.	43,075	474
	Lexmark International Inc.
	Class A	13,256	352
*	First Solar Inc.	10,825	163
			455,592
Materials (3.4%)
	EI du Pont de
	Nemours & Co.	175,240	8,862
	Monsanto Co.	99,694	8,253
	Dow Chemical Co.	223,496	7,040
	Praxair Inc.	55,748	6,061
	Freeport-McMoRan
	Copper & Gold Inc.	177,438	6,045
	Newmont Mining Corp.	92,681	4,496
	Ecolab Inc.	54,689	3,748
	Air Products &
	Chemicals Inc.	39,535	3,192
	Mosaic Co.	55,643	3,047
	PPG Industries Inc.	28,384	3,012
	CF Industries Holdings Inc.	12,310	2,385
	International Paper Co.	81,620	2,360
	Nucor Corp.	59,160	2,242
	Sherwin-Williams Co.	15,960	2,112
	Alcoa Inc.	198,879	1,740
	Sigma-Aldrich Corp.	22,429	1,658
	FMC Corp.	25,594	1,369
	Cliffs Natural Resources Inc.	26,536	1,308
	Eastman Chemical Co.	25,506	1,285
	Ball Corp.	29,072	1,193
	Airgas Inc.	12,979	1,090
	Vulcan Materials Co.	24,077	956
	MeadWestvaco Corp.	31,878	917
	International Flavors &
	Fragrances Inc.	15,142	830

			Market
			Value•
		Shares	($000)
	Allegheny Technologies Inc.	19,873	634
	Bemis Co. Inc.	19,221	602
*	Owens-Illinois Inc.	30,869	592
	Sealed Air Corp.	35,896	554
	United States Steel Corp.	26,770	551
	Titanium Metals Corp.	15,440	175
			78,309
Telecommunication Services (3.2%)
	AT&T Inc.	1,095,839	39,078
	Verizon
	Communications Inc.	531,090	23,602
	CenturyLink Inc.	116,209	4,589
*	Crown Castle
	International Corp.	48,229	2,829
*	Sprint Nextel Corp.	560,088	1,826
	Windstream Corp.	109,527	1,058
	Frontier
	Communications Corp.	185,402	710
*	MetroPCS
	Communications Inc.	55,372	335
			74,027
Utilities (3.7%)
	Southern Co.	162,413	7,520
	Exelon Corp.	159,364	5,995
	Dominion Resources Inc.	106,896	5,772
	Duke Energy Corp.	250,217	5,770
	NextEra Energy Inc.	78,003	5,367
	FirstEnergy Corp.	77,916	3,833
	American Electric
	Power Co. Inc.	90,284	3,602
	PG&E Corp.	78,946	3,574
	Consolidated Edison Inc.	54,588	3,395
	Progress Energy Inc.	55,153	3,319
	Sempra Energy	44,818	3,087
	Public Service Enterprise
	Group Inc.	94,287	3,064
	PPL Corp.	108,190	3,009
	Edison International	60,813	2,810
	Xcel Energy Inc.	90,961	2,584
	Northeast Utilities	58,455	2,269
	Entergy Corp.	33,193	2,253
	DTE Energy Co.	31,848	1,889
	Wisconsin Energy Corp.	42,976	1,701
	ONEOK Inc.	38,812	1,642
	CenterPoint Energy Inc.	79,417	1,642
*	AES Corp.	120,211	1,542
	Ameren Corp.	45,311	1,520
	NiSource Inc.	52,672	1,304
	CMS Energy Corp.	48,060	1,129
	Pinnacle West Capital Corp.	20,457	1,058
	SCANA Corp.	21,651	1,036
	AGL Resources Inc.	21,804	845
	Pepco Holdings Inc.	42,376	829
	Integrys Energy Group Inc.	14,522	826
*	NRG Energy Inc.	42,402	736
	TECO Energy Inc.	40,149	725
			85,647
Total Common Stocks
(Cost $2,258,400)			2,300,753

70

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
2 Vanguard Market Liquidity
Fund, 0.148%	9,499,673	9,500

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
3 United States
Treasury Note/Bond,
1.375%, 9/15/12	1,000	1,002
Total Temporary Cash Investments
(Cost $10,502)		10,502
Total Investments (100.2%)
(Cost $2,268,902)		2,311,255
Other Assets and Liabilities (–0.2%)
Other Assets		5,924
Liabilities		(10,614)
		(4,690)
Net Assets (100%)
Applicable to 97,967,732 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,306,565
Net Asset Value Per Share		$23.54

At June 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	2,218,875
Undistributed Net Investment Income	17,524
Accumulated Net Realized Gains	27,584
Unrealized Appreciation (Depreciation)
Investment Securities	42,353
Futures Contracts	229
Net Assets	2,306,565

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Securities with a value of $702,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

71

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2012
($000)
Investment Income
Income
Dividends	23,778
Interest[1]	6
Security Lending	47
Total Income	23,831
Expenses
The Vanguard Group—Note B
Investment Advisory Services	125
Management and Administrative	1,487
Marketing and Distribution	276
Custodian Fees	31
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	1,937
Net Investment Income	21,894
Realized Net Gain (Loss)
Investment Securities Sold	27,608
Futures Contracts	508
Realized Net Gain (Loss)	28,116
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	150,835
Futures Contracts	90
Change in Unrealized
Appreciation (Depreciation)	150,925
Net Increase (Decrease) in Net Assets
Resulting from Operations	200,935

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,894	43,998
Realized Net Gain (Loss)	28,116	95,643
Change in Unrealized Appreciation (Depreciation)	150,925	(97,655)
Net Increase (Decrease) in Net Assets Resulting from Operations	200,935	41,986
Distributions
Net Investment Income	(44,386)	(38,306)
Realized Capital Gain[2]	(95,513)	(75,630)
Total Distributions	(139,899)	(113,936)
Capital Share Transactions
Issued	136,427	240,696
Issued in Lieu of Cash Distributions	139,899	113,936
Redeemed	(163,204)	(437,440)
Net Increase (Decrease) from Capital Share Transactions	113,122	(82,808)
Total Increase (Decrease)	174,158	(154,758)
Net Assets
Beginning of Period	2,132,407	2,287,165
End of Period[3]	2,306,565	2,132,407

1 Interest income from an affiliated company of the portfolio was $6,000.
2 Includes fiscal 2012 and 2011 short-term gain distributions totaling $1,498,000 and $5,402,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $17,524,000 and $40,016,000.
See accompanying Notes, which are an integral part of the Financial Statements.

72

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$22.85	$23.51	$21.11	$17.61	$29.54	$29.66
Investment Operations
Net Investment Income	.224	.466	.410	.419	.520	.530
Net Realized and Unrealized Gain (Loss)
on Investments	1.960	.034	2.678	3.931	(10.990)	.990
Total from Investment Operations	2.184	.500	3.088	4.350	(10.470)	1.520
Distributions
Dividends from Net Investment Income	(.474)	(.390)	(.442)	(.500)	(.540)	(.470)
Distributions from Realized Capital Gains	(1.020)	(.770)	(.246)	(.350)	(.920)	(1.170)
Total Distributions	(1.494)	(1.160)	(.688)	(.850)	(1.460)	(1.640)
Net Asset Value, End of Period	$23.54	$22.85	$23.51	$21.11	$17.61	$29.54

Total Return	9.40%	1.93%	14.91%	26.44%	–36.93%	5.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,307	$2,132	$2,287	$1,969	$1,513	$2,373
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.19%	0.19%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.92%	1.91%	2.40%	2.18%	1.82%
Portfolio Turnover Rate	6%	8%	12%	11%	10%	8%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks

73

Vanguard Equity Index Portfolio

associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and for the period ended June 30, 2012, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex–dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2012, the portfolio had contributed capital of $336,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,300,753	—	—
Temporary Cash Investments	9,500	1,002	—
Futures Contracts—Assets[1]	187	—	—
Total	2,310,440	1,002	—
1 Represents variation margin on the last day of the reporting period.

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Vanguard Equity Index Portfolio

D. At June 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	22	7,460	229

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short–term gains as ordinary income for tax purposes. The portfolio’s tax–basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2012, the cost of investment securities for tax purposes was $2,268,902,000. Net unrealized appreciation of investment securities for tax purposes was $42,353,000, consisting of unrealized gains of $455,163,000 on securities that had risen in value since their purchase and $412,810,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2012, the portfolio purchased $71,747,000 of investment securities and sold $75,968,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	5,715	10,304
Issued in Lieu of Cash Distributions	5,798	4,791
Redeemed	(6,855)	(19,078)
Net Increase (Decrease) in Shares Outstanding	4,658	(3,983)

At June 30, 2012, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined owership of 65%. If one or more of these shareholders were to redeem their total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2011	6/30/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,093.98	$0.89
Based on Hypothetical 5% Yearly Return	1000.00	1024.02	0.86

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Committee (1997–2008) of Johnson & Johnson	Peter F. Volanakis
	(pharmaceuticals/medical devices/consumer	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	products); Director of Skytop Lodge Corporation	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	(hotels), the University Medical Center at Princeton,	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	the Robert Wood Johnson Foundation, and the Center	Incorporated (communications equipment); Director
Years: Chairman of the Board of The Vanguard Group,	for Talent Innovation; Member of the Advisory Board	of SPX Corporation (multi-industry manufacturing);
Inc., and of each of the investment companies served	of the Maxwell School of Citizenship and Public	Overseer of the Amos Tuck School of Business
by The Vanguard Group, since January 2010; Director	Affairs at Syracuse University.	Administration at Dartmouth College; Advisor to
of The Vanguard Group since 2008; Chief Executive		the Norris Cotton Cancer Center.
Officer and President of The Vanguard Group and of	F. Joseph Loughrey
each of the investment companies served by The	Born 1949. Trustee Since October 2009. Principal	Executive Officers
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	and Chief Operating Officer (retired 2009) of Cummins	Glenn Booraem
Vanguard Group (1995–2008).	Inc. (industrial machinery); Director of SKF AB	Born 1967. Controller Since July 2010. Principal
	(industrial machinery), Hillenbrand, Inc. (specialized	Occupation(s) During the Past Five Years: Principal
IndependentTrustees	consumer services), the Lumina Foundation for	of The Vanguard Group, Inc.; Controller of each of
	Education, and Oxfam America; Chairman of the	the investment companies served by The Vanguard
Emerson U. Fullwood	Advisory Council for the College of Arts and Letters	Group; Assistant Controller of each of the investment
Born 1948. Trustee Since January 2008. Principal	and Member of the Advisory Board to the Kellogg	companies served by The Vanguard Group (2001–
Occupation(s) During the Past Five Years: Executive	Institute for International Studies at the University of	2010).
Chief Staff and Marketing Officer for North America	Notre Dame.
and Corporate Vice President (retired 2008) of Xerox		Thomas J. Higgins
Corporation (document management products and	Mark Loughridge	Born 1957. Chief Financial Officer Since September
services); Executive in Residence and 2010	Born 1953. Trustee Since March 2012. Principal	2008. Principal Occupation(s) During the Past Five
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Senior	Years: Principal of The Vanguard Group, Inc.; Chief
Institute of Technology; Director of SPX Corporation	Vice President and Chief Financial Officer at IBM	Financial Officer of each of the investment companies
(multi-industry manufacturing), the United Way of	(information technology services); Fiduciary Member	served by The Vanguard Group; Treasurer of each of
Rochester, Amerigroup Corporation (managed health	of IBM’s Retirement Plan Committee.	the investment companies served by The Vanguard
care), the University of Rochester Medical Center,		Group (1998–2008).
Monroe Community College Foundation, and North	Scott C. Malpass
Carolina A&T University.	Born 1962. Trustee Since March 2012. Principal	Kathryn J. Hyatt
	Occupation(s) During the Past Five Years: Chief	Born 1955. Treasurer Since November 2008. Principal
Rajiv L. Gupta	Investment Officer and Vice President at the	Occupation(s) During the Past Five Years: Principal of
Born 1945. Trustee Since December 2001.[2]	University of Notre Dame; Assistant Professor of	The Vanguard Group, Inc.; Treasurer of each of the
Principal Occupation(s) During the Past Five Years:	Finance at the Mendoza College of Business at Notre	investment companies served by The Vanguard
Chairman and Chief Executive Officer (retired 2009)	Dame; Member of the Notre Dame 403(b) Investment	Group; Assistant Treasurer of each of the investment
and President (2006–2008) of Rohm Haas Co.	Committee; Director of TIFF Advisory Services, Inc.	companies served by The Vanguard Group (1988–
(chemicals); Director of Tyco International, Ltd.	(investment advisor); Member of the Investment	2008).
(diversified manufacturing and services), Hewlett-	Advisory Committees of the Financial Industry
Packard Co. (electronic computer manufacturing),	Regulatory Authority (FINRA) and of Major League	Heidi Stam
and Delphi Automotive LLP (automotive components);	Baseball.	Born 1956. Secretary Since July 2005. Principal
Senior Advisor at New Mountain Capital; Trustee of		Occupation(s) During the Past Five Years: Managing
The Conference Board.	André F. Perold	Director of The Vanguard Group, Inc.; General Counsel
	Born 1952. Trustee Since December 2004. Principal	of The Vanguard Group; Secretary of The Vanguard
Amy Gutmann	Occupation(s) During the Past Five Years: George	Group and of each of the investment companies
Born 1949. Trustee Since June 2006. Principal	Gund Professor of Finance and Banking at the Harvard	served by The Vanguard Group; Director and Senior
Occupation(s) During the Past Five Years: President	Business School (retired 2011); Chief Investment	Vice President of Vanguard Marketing Corporation.
of the University of Pennsylvania; Christopher H.	Officer and Managing Partner of HighVista Strategies
Browne Distinguished Professor of Political Science	LLC (private investment firm); Director of Rand	Vanguard Senior ManagementTeam
in the School of Arts and Sciences with secondary	Merchant Bank; Overseer of the Museum of Fine	Mortimer J. Buckley	Michael S. Miller
appointments at the Annenberg School for	Arts Boston.	Kathleen C. Gubanich	James M. Norris
Communication and the Graduate School of Education
of the University of Pennsylvania; Member of the	Alfred M. Rankin, Jr.	Paul A. Heller	Glenn W. Reed
National Commission on the Humanities and Social	Born 1941. Trustee Since January 1993. Principal	Martha G. King	George U. Sauter
Sciences; Trustee of Carnegie Corporation of New	Occupation(s) During the Past Five Years: Chairman,	Chris D. McIsaac
York and of the National Constitution Center; Chair	President, and Chief Executive Officer of NACCO
of the U.S. Presidential Commission for the Study	Industries, Inc. (forklift trucks/housewares/lignite);	Chairman Emeritus and Senior Advisor
of Bioethical Issues.	Director of Goodrich Corporation (industrial products/	John J. Brennan
	aircraft systems and services) and the National	Chairman, 1996–2009
JoAnn Heffernan Heisen	Association of Manufacturers; Chairman of the Board	Chief Executive Officer and President, 1996–2008
Born 1950. Trustee Since July 1998. Principal	of the Federal Reserve Bank of Cleveland and of
Occupation(s) During the Past Five Years: Corporate	University Hospitals of Cleveland; Advisory Chairman	Founder
Vice President and Chief Global Diversity Officer	of the Board of The Cleveland Museum of Art.
(retired 2008) and Member of the Executive		John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
Annuity and Insurance Services > 800-522-5555		index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q682 082012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 21, 2012

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 21, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.